      AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MAY 22, 2000

                                        1933 ACT REGISTRATION NO. 333-
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             ---------------------

                                   FORM N-14

               REGISTRATION STATEMENT
                      UNDER THE
               SECURITIES ACT OF 1933                  [X]
           PRE-EFFECTIVE AMENDMENT NO. __              [ ]
          POST-EFFECTIVE AMENDMENT NO. ____            [ ]

                             ---------------------

                             VAN KAMPEN HARBOR FUND
        (Exact Name of Registrant as Specified in Declaration of Trust)

                                1 PARKVIEW PLAZA
                                  PO BOX 5555
                     OAKBROOK TERRACE, ILLINOIS 60181-5555
                    (Address of Principal Executive Offices)

                        TELEPHONE NUMBER: (630) 684-6000

                             ---------------------

                 A. THOMAS SMITH III                                       COPIES TO:
              EXECUTIVE VICE PRESIDENT,                               THOMAS A. HALE, ESQ.
            GENERAL COUNSEL AND SECRETARY                SKADDEN, ARPS, SLATE, MEAGHER & FLOM (ILLINOIS)
             VAN KAMPEN INVESTMENTS INC.                                 333 WEST WACKER
                  1 PARKVIEW PLAZA                                   CHICAGO, ILLINOIS 60606
                     PO BOX 5555                                         (312) 407-0700
        OAKBROOK TERRACE, ILLINOIS 60181-5555
       (Name and Address of Agent for Service)

                             ---------------------

     APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: AS SOON AS PRACTICABLE FOLLOWING EFFECTIVENESS OF THIS REGISTRATION STATEMENT. IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE ON JUNE 21, 2000 PURSUANT TO RULE 488.

     TITLE OF SECURITIES BEING REGISTERED: SHARES OF BENEFICIAL INTEREST, PAR VALUE $0.01 PER SHARE. NO FILING FEE IS DUE HEREWITH BECAUSE OF RELIANCE ON
SECTION 24(F) OF THE INVESTMENT COMPANY ACT OF 1940.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                EXPLANATORY NOTE

     This Registration Statement contains one Prospectus/Proxy Statement and one Statement of Additional Information relating to the Registrant. This Registration Statement is organized as follows:

     -- Cross Reference Sheet with respect to Van Kampen Harbor Fund

     -- Questions and Answers to Shareholders of Van Kampen Convertible
        Securities Fund

     -- Notice of Special Meeting of Shareholders of Van Kampen Convertible
        Securities Fund

     -- Prospectus/Proxy Statement regarding the proposed Reorganization of Van
        Kampen Convertible Securities Fund into Van Kampen Harbor Fund

     -- Prospectus of Van Kampen Harbor Fund

     -- Statement of Additional Information regarding the proposed
        Reorganization of Van Kampen Convertible Securities Fund into Van Kampen Harbor Fund

     -- Part C Information

     -- Exhibits

                             VAN KAMPEN HARBOR FUND

         CROSS-REFERENCE SHEET PURSUANT TO RULE 481(A) OF REGULATION C
                        UNDER THE SECURITIES ACT OF 1933

FORM N-14
ITEM NO.                                                          PROSPECTUS/PROXY STATEMENT CAPTION*
---------                                                         -----------------------------------
PART A     INFORMATION REQUIRED IN THE PROSPECTUS/PROXY STATEMENT
Item 1.    Beginning of Registration Statement and Outside Front
             Cover Page of Prospectus/Proxy Statement...........  Outside front cover page of
                                                                    Prospectus/Proxy Statement
Item 2.    Beginning and Outside Back Cover Page of
             Prospectus/Proxy Statement.........................  Outside back cover page of
                                                                    Prospectus/Proxy Statement
Item 3.    Fee Table, Synopsis Information and Risk Factors.....  Summary; Risk Factors
Item 4.    Information about the Transaction....................  Summary; The Proposed Reorganization
Item 5.    Information about the Registrant.....................  Outside front cover page of
                                                                    Prospectus/Proxy Statement;
                                                                    Summary; The Proposed
                                                                    Reorganization; Other Information;
                                                                    Exhibit A; Prospectus and
                                                                    Statement of Additional
                                                                    Information of the Van Kampen
                                                                    Harbor Fund
Item 6.    Information about the Company Being Acquired.........  Outside front cover page of
                                                                    Prospectus/Proxy Statement;
                                                                    Summary; Exhibit A
Item 7.    Voting Information...................................  Other Information; Voting
                                                                    Information and Requirements
Item 8.    Interest of Certain Persons and Experts..............  Summary; The Proposed Reorganization
Item 9.    Additional Information Required for Reoffering by
             Persons Deemed to be Underwriters..................  Not applicable
PART B     INFORMATION REQUIRED IN A STATEMENT OF ADDITIONAL INFORMATION
Item 10.   Cover Page...........................................  Cover Page
Item 11.   Table of Contents....................................  Table of Contents
Item 12.   Additional Information about the Registrant..........  Additional Information about the Van
                                                                    Kampen Harbor Fund; Incorporation
                                                                    of Documents by Reference
Item 13.   Additional Information about the Company Being
             Acquired...........................................  Additional Information about the Van
                                                                    Kampen Convertible Securities
                                                                    Fund; Incorporation of Documents
                                                                    by Reference
Item 14.   Financial Statements.................................  Financial Statements; Incorporation
                                                                    of Documents by Reference
PART C     OTHER INFORMATION

Items 15-17. Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C of this Registration Statement.

---------------
 * References are to captions within the part of the registration statement to which the particular item relates except as otherwise indicated.

                                    JUNE 2000

                                IMPORTANT NOTICE
                      TO VAN KAMPEN CONVERTIBLE SECURITIES
                               FUND SHAREHOLDERS


QUESTIONS & ANSWERS

--------------------------------------------------------------------------------
Although we recommend that you read the complete Prospectus/Proxy Statement, for your convenience, we have provided a brief overview of the issue to be voted on.
--------------------------------------------------------------------------------

Q   WHY IS A SHAREHOLDER MEETING BEING HELD?

A   You are being asked to vote on a proposal to reorganize the Van Kampen
Convertible Securities Fund into an open-end investment company by combining the fund into the Van Kampen Harbor Fund, an open-end investment company that pursues a similar investment objective.

Q   WHY IS THE REORGANIZATION BEING RECOMMENDED?

A   As with many closed-end investment companies, Van Kampen Convertible
Securities Fund's shares have traded on the New York Stock Exchange at a discount to their net asset value. The reorganization would eliminate this discount for Van Kampen Convertible Securities Fund shareholders. The Board of the Van Kampen Convertible Securities Fund seeks to provide its shareholders the opportunity to realize their investments' full value by converting their shares, at net asset value, into redeemable Class A Shares of the Van Kampen Harbor Fund. In addition, the Board of the Van Kampen Convertible Securities Fund believes that the reorganization would provide its shareholders with the benefits of the open-end investment company form of organization, while also providing shareholders with potential economies of scale and other benefits of combining with a larger, existing open-end fund that has substantially similar investment objectives and policies and is managed by the same portfolio management team.

  The Board of the Van Kampen Convertible Securities Fund discussed advantages of operating the Van Kampen Convertible Securities Fund as a closed-end fund, including the ability to manage the portfolio without redemption outflows, and discussed advantages of closed-end funds in general noting that other closed-end funds employ certain unique structural advantages available only to closed-end investment companies (because of the illiquid nature of their investments or because they utilize leveraging opportunities not available in the open-end fund structure). The Board believes the structural benefits to the Van Kampen Convertible Securities Fund and its shareholders are outweighed by its current discount to NAV and that reorganizing it into the Van Kampen Harbor
Fund is in the best interests of shareholders of the Van Kampen Convertible Securities Fund.

Q   HOW WILL THE REORGANIZATION AFFECT ME?

A   Assuming shareholders of the Van Kampen Convertible Securities Fund approve the reorganization, the assets and liabilities of the Van Kampen Convertible Securities Fund will be combined with those of the Van Kampen Harbor Fund, and you will become a shareholder of the Van Kampen Harbor Fund. You will receive Class A Shares the Van Kampen Harbor Fund equal in value (at the time of issuance) to the asset value of your shares of the Van Kampen Convertible Securities Fund, and we will send you written confirmation that this change has taken place. No certificates for Van Kampen Harbor Fund shares will be issued in connection with the reorganization, although such certificates will be available upon request.

Q WILL I HAVE TO PAY ANY SALES LOAD, COMMISSION OR OTHER SIMILAR FEE IN CONNECTION WITH THE REORGANIZATION?

A   You will pay no sales loads or commissions in connection with the reorganization. However, if the reorganization is completed, the costs associated with the proposed reorganization, including the costs associated with the shareholder meeting, generally will be borne by the Van Kampen Convertible Securities Fund.

Q HOW DO ADVISORY AND OTHER OPERATING FEES PAID BY THE VAN KAMPEN HARBOR FUND COMPARE TO THOSE PAYABLE BY THE VAN KAMPEN CONVERTIBLE SECURITIES FUND?

A   Both the Van Kampen Convertible Securities Fund and the Van Kampen Harbor
Fund are advised by Van Kampen Asset Management Inc., a subsidiary of Van Kampen Investments Inc. The contractual advisory fees paid by the Van Kampen Harbor Fund are slightly higher than those of the Van Kampen Convertible Securities Fund. Class A Shares of the Van Kampen Harbor Fund are also subject to a combined distribution and service fee not to exceed 0.25% of the fund's average daily net assets. The Board of the Van Kampen Convertible Securities Fund believes, however, that the ability to spread costs over a larger asset base after the reorganization may provide economies of scale and could partially offset a portion of this increase in operating expenses.

Q   WILL I HAVE TO PAY ANY FEDERAL TAXES AS A RESULT OF THE REORGANIZATION?

A   The reorganization is intended to qualify as a "reorganization" within the meaning of Section 368(a)(1) of the Internal Revenue Code of 1986, as amended. If the reorganization so qualifies, in general, a shareholder of the Van Kampen Convertible Securities Fund will recognize no gain or loss upon the receipt solely of the shares of the Van Kampen Harbor Fund in connection with the reorganization. Additionally, the Van Kampen Convertible Securities Fund would not recognize any gain or loss as a result of the transfer of all of its assets and liabilities solely in exchange for the shares of the Van Kampen Harbor Fund or as a result of its liquidation.

Q   WHERE DO I CALL FOR FURTHER INFORMATION?

A   Please call Investor Services at 1-800-341-2911 (Telecommunications Device
for the Deaf users may call 1-800-772-8889) weekdays from 7:00a.m. to 7:00 p.m. Central time.

                              ABOUT THE PROXY CARD

Please vote on the reorganization issue using blue or black ink to mark an X in one of the boxes provided on the proxy card.

APPROVAL OF REORGANIZATION - mark "For," "Against" or "Abstain"

Sign, date and return the proxy card in the enclosed postage-paid envelope. All registered owners of an account, as shown in the address, must sign the card. When signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please indicate your full title.


                                      SAMPLE

                                      PROXY

                     VAN KAMPEN CONVERTIBLE SECURITIES FUND
                         SPECIAL MEETING OF SHAREHOLDERS

XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX

1.   The proposal to approve the Agreement   FOR [ ]  AGAINST [ ]  ABSTAIN [ ]
     and Plan of Reorganization XXXXXXXX.

XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX

                     VAN KAMPEN CONVERTIBLE SECURITIES FUND
                                1 PARKVIEW PLAZA
                                  PO BOX 5555
                     OAKBROOK TERRACE, ILLINOIS 60181-5555
                                 (800) 421-5666

                           NOTICE OF SPECIAL MEETING
                                           , 2000

  A Special Meeting of shareholders of Van Kampen Convertible Securities Fund (the "Convertible Securities Fund") will be held at the offices of Van Kampen Investments Inc., 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555, on
         ,              , 2000 at     p.m. (the "Special Meeting"), for the
following purpose:

    To approve an Agreement and Plan of Reorganization pursuant to which the Convertible Securities Fund would (i) transfer all of its assets to the Van Kampen Harbor Fund (the "Harbor Fund") in exchange solely for Class A Shares of the Harbor Fund and the Harbor Fund's assumption of the liabilities of the Convertible Securities Fund, (ii) distribute such shares of the Harbor Fund to the holders of shares of the Convertible Securities Fund and (iii) be dissolved.

  Shareholders of record as of the close of business on May 19, 2000 are entitled to vote at the Special Meeting or any adjournment thereof.

                                       For the Board of Trustees,

                                       A. Thomas Smith III
                                       Secretary

June   , 2000

                             ---------------------

                      PLEASE VOTE PROMPTLY BY SIGNING AND
                         RETURNING THE ENCLOSED PROXY.
                             ---------------------

      THE INFORMATION IN THIS PROSPECTUS/PROXY STATEMENT IS NOT COMPLETE AND MAY BE CHANGED. THE VAN KAMPEN HARBOR FUND MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS/PROXY STATEMENT IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES.

                    SUBJECT TO COMPLETION DATED MAY 22, 2000

                           PROSPECTUS/PROXY STATEMENT

                             VAN KAMPEN HARBOR FUND

            RELATING TO THE ACQUISITION OF ASSETS AND LIABILITIES OF

                     VAN KAMPEN CONVERTIBLE SECURITIES FUND

  This Prospectus/Proxy Statement is being furnished to shareholders of Van Kampen Convertible Securities Fund (the "Convertible Securities Fund") and relates to the special meeting of shareholders of the Convertible Securities Fund to be held at the offices of Van Kampen Investments Inc., 1 Parkview Plaza,
Oakbrook Terrace, Illinois 60181-5555 on          ,         , 2000 at   p.m. and
at any and all adjournments thereof (the "Special Meeting"). Shareholders of record as of the close of business on May 19, 2000 are entitled to vote at the Special Meeting or any adjournment thereof. The purpose of the Special Meeting is to seek approval of the proposed reorganization of the Convertible Securities Fund (the "Reorganization") into the Van Kampen Harbor Fund (the "Harbor Fund"). The Convertible Securities Fund and the Harbor Fund are each referred to as a "Fund" and collectively as the "Funds". The Reorganization would result in shareholders of the Convertible Securities Fund, in effect, exchanging their shares of the Convertible Securities Fund for Class A Shares of the Harbor Fund of an equal net asset value. The purpose of the Reorganization is to
(i) eliminate the discount to net asset value of shares of the Convertible Securities Fund, (ii) provide Convertible Securities Fund shareholders with the benefits of the open-end investment company form of organization and (iii) provide shareholders with potential economies of scale and other benefits of combining with a larger, existing open-end fund that has substantially similar investment objectives and policies and is managed by the same portfolio management team.

  The Harbor Fund is an open-end, diversified management investment company with the investment objective of seeking to provide current income, capital appreciation and conservation of capital. The Convertible Securities Fund is a closed-end, diversified management investment company with the investment objective of current income and the potential for capital appreciation. There can be no assurance that either of the Funds will achieve its investment objective. The Funds have substantially similar investment practices and policies and are managed by the same portfolio management team. The address, principal executive office and telephone number of the Funds is 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555, (630) 684-6000 or (800) 421-5666.
The enclosed proxy card and this Prospectus/Proxy Statement are first being sent
to Convertible Securities Fund shareholders on or about          , 2000.

                             ---------------------

  THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                             ---------------------

  This Prospectus/Proxy Statement sets forth concisely the information shareholders of the Convertible Securities Fund should know before voting on the Reorganization (in effect, investing in Class A Shares of the Harbor Fund) and constitutes an offering of Class A Shares of beneficial interest, par value $0.01 per share, of the Harbor Fund only. Please read it carefully and retain it
for future reference. A Statement of Additional Information dated June   , 2000,
relating to this Prospectus/Proxy Statement (the "Reorganization SAI") has been filed with the Securities and Exchange Commission (the "SEC") and is incorporated herein by reference. A Prospectus (the "Harbor Fund Prospectus") and Statement of Additional Information containing additional information about the Harbor Fund, each dated April 28, 2000 (and as currently supplemented), have been filed with the SEC and are incorporated herein by reference. A copy of the Harbor Fund Prospectus accompanies this Prospectus/Proxy Statement. Copies of the foregoing may be obtained without charge by calling or writing the Harbor Fund or the Convertible Securities Fund at the telephone number or address shown above. If you wish to request the Reorganization SAI, please ask for the "Reorganization SAI." IN ADDITION, EACH OF THE HARBOR FUND AND THE CONVERTIBLE SECURITIES FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS MOST RECENT ANNUAL REPORT TO A SHAREHOLDER UPON REQUEST. ANY SUCH REQUEST SHOULD BE DIRECTED TO VAN KAMPEN INVESTMENTS INC. BY CALLING (800) 421-5666 OR BY WRITING THE RESPECTIVE FUND AT THE ADDRESS SHOWN ABOVE.
                             ---------------------

  No person has been authorized to give any information or make any representation not contained in this Prospectus/Proxy Statement and, if so given or made, such information or representation must not be relied upon as having been authorized. This Prospectus/Proxy Statement does not constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction in which, or to any person to whom, it is unlawful to make such offer or solicitation.
                             ---------------------

  The Funds are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended (the "1940 Act"), and in accordance therewith file reports and other information with the SEC. Such reports, proxy statements and other information filed by the Harbor Fund and the Convertible Securities Fund can be inspected and copied at the public reference facilities maintained by the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549 and at its Regional Office at 500 West Madison Street, Chicago, Illinois. Copies of such material can also be obtained from the SEC's Public Reference Branch, Office of Consumer Affairs and Information Services, Washington, D.C. 20549, at prescribed rates. In addition, the SEC maintains an internet web site (http://www.sec.gov) that contains reports, proxy statements and other information filed by the Funds, which information is filed electronically with the SEC through the SEC's Electronic Data Gathering, Analysis and Retrieval system (EDGAR). Shares of the Convertible Securities Fund are listed and traded on the New York Stock Exchange ("NYSE"). Reports, proxy statements and other information of the Convertible Securities Fund may be inspected at the offices of the NYSE, 20 Broad Street, New York, NY 10005.

  The date of this Prospectus/Proxy Statement is June   , 2000.

                          THE PROPOSED REORGANIZATION

A. SUMMARY

  The following is a summary of, and is qualified by reference to, the more complete information contained in this Prospectus/Proxy Statement and the information attached hereto or incorporated herein by reference. As discussed more fully below and elsewhere in this Prospectus/Proxy Statement, the Board of Trustees of the Convertible Securities Fund (the "Convertible Securities Fund Board") believes the proposed Reorganization is in the best interests of shareholders of the Convertible Securities Fund. As a result of the Reorganization, shareholders of the Convertible Securities Fund would acquire an interest in the Harbor Fund.

  Shareholders should read the entire Prospectus/Proxy Statement carefully together with the Harbor Fund Prospectus incorporated herein by reference and accompanying this Prospectus/Proxy Statement. This Prospectus/Proxy Statement constitutes an offering of Class A Shares of the Harbor Fund only.

THE REORGANIZATION

  This Prospectus/Proxy Statement is being furnished to shareholders of the Convertible Securities Fund in connection with the proposed combination of the Convertible Securities Fund with and into the Harbor Fund pursuant to the terms and conditions of the Agreement and Plan of Reorganization between the Convertible Securities Fund and the Harbor Fund (the "Agreement"). The Agreement provides that the Convertible Securities Fund would (i) transfer all of its assets to the Harbor Fund in exchange solely for Class A Shares of the Harbor Fund and the Harbor Fund's assumption of the liabilities of the Convertible Securities Fund, (ii) dissolve pursuant to a plan of liquidation and dissolution to be adopted by the Convertible Securities Fund Board promptly following the Closing (as defined herein) and (iii) as part of such dissolution, distribute to each shareholder of the Convertible Securities Fund Class A Shares of the Harbor Fund equal in value to the net asset value of their existing shares of the Convertible Securities Fund.

  The Convertible Securities Fund Board has determined that the Reorganization is in the best interests of shareholders of the Convertible Securities Fund and that the interests of such shareholders will not be diluted as a result of the Reorganization. Similarly, the Board of Trustees of the Harbor Fund (the "Harbor Fund Board") has determined that the Reorganization is in the best interests of the Harbor Fund and that the interests of existing shareholders of the Harbor Fund will not be diluted as a result of the Reorganization. The Convertible Securities Fund Board approved the Reorganization and the Agreement on May 8, 2000. The Harbor Fund Board approved the Reorganization and the Agreement on May 9, 2000.

  The Convertible Securities Fund, as the primary beneficiary of the Reorganization, generally will bear the costs of soliciting approval of the Reorganization by its shareholders and related costs of the Reorganization, including expenses, if any, incurred by the Harbor Fund. Payment of such expenses will reduce the amount of Class A Shares of the Harbor Fund received by shareholders of the Convertible Securities Fund on a pro rata basis. See "THE PROPOSED REORGANIZATION -- Expenses" below.

  The Convertible Securities Fund Board is asking shareholders of the Convertible Securities Fund to approve the Reorganization at the Special Meeting
to be held on          ,            , 2000. If shareholders of the Convertible
Securities Fund approve the Reorganization, it is expected that the Closing will
be after the close of business on            , 2000, but it may be at a
different time as described herein. Approval of the Reorganization by the Convertible Securities Fund shareholders will constitute ratification of the Harbor Fund's investment objective, policies and restrictions, distribution agreement and advisory agreement and amendment of any investment restrictions of the Convertible Securities Fund that may otherwise prohibit the Reorganization. See "THE PROPOSED REORGANIZATION -- Ratification of Investment Objective, Investment Policies and Investment Restrictions of the Harbor Fund".

  THE CONVERTIBLE SECURITIES FUND BOARD RECOMMENDS THAT YOU VOTE "FOR" THE REORGANIZATION. APPROVAL OF THE REORGANIZATION REQUIRES THE FAVORABLE VOTE OF THE HOLDERS OF A MAJORITY OF THE OUTSTANDING SHARES ENTITLED TO VOTE. SEE "VOTING INFORMATION AND REQUIREMENTS" BELOW.

REASONS FOR THE PROPOSED REORGANIZATION

  The Convertible Securities Fund Board considers on a quarterly basis actions to address any discount of the market price per share of a Convertible Securities Fund share to its net asset value per share ("NAV"). As with many closed-end investment companies, the Convertible Securities Fund's shares have traded at a discount to their NAV. From time to time, the Convertible Securities Fund Board has considered actions to lessen the discount, including the possibility of making open market repurchases of shares and/or making a tender offer, rights offerings for additional shares, open-ending the Convertible Securities Fund or reorganizing the Convertible Securities Fund. The Convertible Securities Fund Board has considered the likelihood of reductions in the discount from such actions and the best interests of the Convertible Securities Fund and its shareholders.

  At a meeting held on May 8, 2000, the Convertible Securities Fund Board approved the reorganization of the Convertible Securities Fund into the Harbor Fund. The Convertible Securities Fund Board considered materials provided by Van Kampen Asset Management Inc., the investment adviser for the Convertible Securities Fund and Harbor Fund (the "Adviser"), about the Reorganization, including information concerning both Funds' total returns, yields and distribution rates, a comparison of their investment objectives, policies, practices, risks and portfolio holdings, the expected tax consequences and comparative and pro forma portfolio composition and expense information. The Convertible Securities Fund Board made extensive inquiry into a number of factors with respect to the Reorganization, including: (1) the compatibility of the Funds' investment objectives, policies, and restrictions, as well as the Funds' respective portfolios; (2) the fact that the Funds have the same portfolio management team; (3) the Funds' respective investment performance; (4) the Funds' respective expense ratios and the effect of the Reorganization on the expense ratio of Class A Shares of the Harbor Fund; (5) the transaction costs to be incurred in connection with the Reorganization; (6) the tax consequences of the Reorganization; and (7) possible alternatives to the Reorganization, including continuing to operate the Convertible Securities Fund as a closed-end fund, open market repurchases of shares, rights offerings for additional shares, converting the Convertible Securities Fund to an open-end investment company without reorganizing it into any pre-existing fund, or liquidating the Convertible Securities Fund.

  As compared to the alternatives, the Convertible Securities Fund Board determined that converting the Convertible Securities Fund to the open-end format by reorganizing it into the Harbor Fund was in the best interests of shareholders of the Convertible Securities Fund. The Board discussed advantages of operating the Convertible Securities Fund as a closed-end fund, including the ability to manage the portfolio without redemption outflows, and discussed advantages of closed-end funds in general noting that other closed-end funds employ certain unique structural advantages available only to closed-end investment companies (because of the illiquid nature of their investments or because they utilize leveraging opportunities not available in the open-end fund structure). The Convertible Securities Fund Board believes the closed-end structural benefits to the Convertible Securities Fund and its shareholders are outweighed by its current discount to NAV. Converting to an open-end format would eliminate the discount and enable shareholders to redeem shares at NAV. The Convertible Securities Fund Board noted that combining the Convertible Securities Fund with the Harbor Fund, rather than operating the Convertible Securities Fund as a stand-alone open-end fund, would provide Convertible Securities Fund shareholders with the benefits of the open-end form of organization, while also providing them with potential economies of scale and other benefits of combining with a larger, existing open-end fund having substantially similar investment objectives and policies and which is managed by the same portfolio management team. The Convertible Securities Fund Board observed that operating the Convertible Securities Fund as a stand-alone open-end fund might not be economically feasible if net redemptions following conversion to open-end format were to reduce significantly the net assets of the Fund. The Convertible Securities Fund Board also noted that liquidating and dissolving the

Convertible Securities Fund would result in additional expenses arising out of liquidating the Fund's portfolio securities and would be a taxable event to shareholders.

  The investment objective of the Convertible Securities Fund is to provide current income and the potential for capital appreciation. The investment objective of the Harbor Fund is to seek to provide current income, capital appreciation and conservation of capital. The Convertible Securities Fund seeks to achieve its investment objective by investing at least 65% of its total assets in securities which are convertible into common stock or have other equity features. The Harbor Fund seeks to achieve its investment objective by investing principally in a portfolio of debt securities, primarily convertible bonds and convertible preferred stocks. Both Funds allow for investments in options, futures and related options and may invest up to 10% of their assets in illiquid securities. The Convertible Securities Fund may borrow in an amount up to 25% of its assets (not including the amount borrowed), while the Harbor Fund may only borrow up to 5% of its assets for temporary or emergency purposes. The Harbor Fund may invest up to 45% of its assets in common stocks. The Convertible Securities Fund Board considered the similarity of the investment objectives, policies and practices of the Funds.

  The Convertible Securities Fund Board also considered the historical performance of the Convertible Securities Fund in relation to the historical performance of the Harbor Fund. The Convertible Securities Fund Board observed that the Funds had similar performance over the past ten years.

  The Convertible Securities Fund Board also considered the impact the Reorganization would have on operating expenses. As a closed-end fund, the Convertible Securities Fund currently pays no ongoing distribution or service fees. The Class A Shares of the Harbor Fund that Convertible Securities Fund shareholders would receive in the Reorganization are subject to an annual distribution and service fee of up to 0.25% of average net assets attributable to Class A Shares. Open-end funds such as the Harbor Fund also normally pay higher transfer agency fees than closed-end funds due to the continuous sale and redemption of their shares. In addition, open-end funds such as the Harbor Fund incur expenses associated with maintaining continuous federal securities registration. Closed-end funds such as the Convertible Securities Fund typically do not incur these expenses.

  In analyzing expenses, the Convertible Securities Fund Board also considered the investment advisory fees paid by the respective Funds. The Convertible Securities Fund Board noted that during the Convertible Securities Fund's most recently completed fiscal year, it paid advisory fees at an effective rate of 0.50% of its average weekly net assets, while the Harbor Fund paid advisory fees at an effective rate of 0.53% of its average daily net assets.

  For its fiscal year ended December 31, 1999, the Convertible Securities Fund had total operating expenses of 0.76% of average daily net assets. For its fiscal year ended December 31, 1999, Class A Shares of the Harbor Fund had total operating expenses of 1.00% of average daily net assets. The Convertible Securities Fund Board considered that the possibility of increased assets of the Harbor Fund as a result of the Reorganization could potentially result in a marginal decrease in the operating expenses of the Harbor Fund as certain expenses are spread over a larger asset base or if the effective advisory fee of the Harbor Fund should decline as a result of reaching breakpoints in the advisory fee schedule as a result of increased net assets.

  The Convertible Securities Fund Board noted that no initial sales charges would be imposed on the Class A Shares of the Harbor Fund issued to Convertible Securities Fund shareholders in connection with the Reorganization.

  Finally, the Convertible Securities Fund Board reviewed the principal terms of the Agreement and noted that the Convertible Securities Fund would be provided with an opinion of counsel that the Reorganization would be tax-free to it and its shareholders.

  Based upon these and other factors, the Convertible Securities Fund Board determined that the Reorganization is in the best interests of the shareholders of the Convertible Securities Fund.

COMPARISON OF THE HARBOR FUND AND THE CONVERTIBLE SECURITIES FUND

  INVESTMENT OBJECTIVES AND POLICIES. The Convertible Securities Fund and the Harbor Fund have similar investment objectives. The investment objective of the Convertible Securities Fund is to provide current income and the potential for capital appreciation. The investment objective of the Harbor Fund is to seek to provide current income, capital appreciation and conservation of capital.

  The Convertible Securities Fund seeks to achieve its investment objective by investing at least 65% of its total assets in securities which are convertible into common stock or have other equity features. The Harbor Fund seeks to achieve its investment objective by investing principally in a portfolio of debt securities, primarily convertible bonds and convertible preferred stocks. Under normal market conditions, the Harbor Fund invests at least 50% of its total assets (excluding cash, cash equivalents and government securities) in convertible debt securities. The Harbor Fund may invest up to 45% of its total assets in common stocks. For each Fund, the Adviser seeks to identify companies with improving fundamentals, strong earnings growth, increasing market share and attractive valuations that are likely to provide investors with equity participation through their issuance of convertible securities. Portfolio securities are sold when the Adviser's assessments of the income or growth potential of such securities materially change. Each Fund may invest in options, futures and related options and may invest up to 10% of its net assets in illiquid and certain restricted securities. The Convertible Securities Fund may borrow in an amount up to 25% of its total assets (not including the amount borrowed) for investment purposes. The Harbor Fund may only borrow in an amount up to 5% of its assets for temporary or emergency purposes.

  The Convertible Securities Fund may invest up to 15% of its total assets in U.S. dollar-denominated securities of foreign issuers listed on U.S. securities exchanges or in the form of American Depositary Receipts ("ADRs") or in securities convertible into or exchangeable for securities which are listed on U.S. securities exchanges. The Harbor Fund may invest up to 15% of its total assets in securities of foreign issuers denominated in U.S. dollars or in currencies other than U.S. dollars. Both Funds may engage for cash management purposes in repurchase agreements with broker-dealers, banks and other financial institutions to earn a return on temporarily available cash. Each Fund may purchase and sell securities on a "when-issued" and "delayed delivery" basis. The Adviser may place portfolio transactions, to the extent permitted by law, with brokerage firms affiliated with the Funds, the Adviser or the Distributor (as defined herein). See "Risk Factors."

  ANNUAL PERFORMANCE. One way to measure the risks of investing in the Harbor Fund Class A Shares or shares of the Convertible Securities Fund is to look at how the respective Fund's performance has varied from year-to-year. The following chart shows the annual returns of the Harbor Fund Class A Shares and the shares of the Convertible Securities Fund over the ten calendar years prior to the date of this Prospectus/Proxy Statement. Harbor Fund's Class A Shares sales loads are not reflected in this chart; if these sales loads had been included, the returns shown below would have been lower. Harbor Fund Class A Shares issued in connection with the Reorganization will not be subject to the sales charge. Shares of Convertible Securities Fund do not reflect the imposition of brokerage fees and related expenses; if these charges had been included, the returns shown below would have been lower. Performance information for the Convertible Securities Fund shares is expressed as a return on net asset value, not market value. Remember that the past performances of the Funds are not indicative of their future performances.

                                                                      HARBOR FUND CLASS A SHARES
                                                                      --------------------------
1990                                                                             -1.23
1991                                                                             23.08
1992                                                                              9.72
1993                                                                             13.56
1994                                                                             -6.43
1995                                                                             22.46
1996                                                                             12.08
1997                                                                             16.91
1998                                                                              7.52
1999                                                                             50.01

  The Harbor Fund Class A Shares' return for the three month period ended March 31, 2000 was 13.15%. During the ten-year period shown in the bar chart, the highest quarterly return for Harbor Fund Class A Shares was 32.75% (for the quarter ended December 31, 1999) and the lowest quarterly return was -13.64% (for the quarter ended September 30, 1998).

                                                                      CONVERTIBLE SECURITIES FUND
                                                                      ---------------------------
1990                                                                             -7.37
1991                                                                             23.32
1992                                                                             12.84
1993                                                                             14.50
1994                                                                             -5.29
1995                                                                             23.42
1996                                                                             11.51
1997                                                                             18.57
1998                                                                              5.90
1999                                                                             50.19

  The Convertible Securities Fund shares' return for the three month period
ended March 31, 2000 was   %. During the ten-year period shown in the bar chart,
the highest quarterly return for Convertible Securities Fund shares was   % (for
the quarter ended            , 19  ) and the lowest quarterly return was   %
(for the quarter ended            , 19  ).

  The foregoing total returns assume reinvestment of all dividends and distributions. The total returns are not necessarily indicative of future results. The performance of an investment company is the result of conditions in the securities markets, portfolio management and operating expenses. Although information such as that shown above is useful in reviewing a fund's performance and in providing some basis for comparison with other investment alternatives, it should not be used for comparison with other investments using different reinvestment assumptions or time periods.

  Management's discussion of the Harbor Fund's and Convertible Securities Fund's performance as of each Funds' last fiscal year end are attached hereto as Exhibit A. Financial highlights for the Harbor Fund are in the accompanying Harbor Fund Prospectus in the section entitled "Financial Highlights" and financial highlights for the Convertible Securities Fund are included in the attached Exhibit A.

  COMPARATIVE PERFORMANCE. As a basis for evaluating a fund's performance and risks, the table below shows how the performance of the Harbor Fund Class A Shares and shares of the Convertible Securities Fund compare with each other and with the Russell 2000 Stock Index*, a broad-based market index that the Adviser believes is an appropriate benchmark for the Funds, and with the Lipper Convertible Securities Fund Index, an index of funds with similar investment objectives. The Harbor Fund Class A Shares' performance figures include the maximum sales charges paid by investors. The Convertible Securities Fund shares' performance figures do not reflect the imposition of sales charges, brokerage fees or related expenses that would likely be paid by investors purchasing and selling such shares on the NYSE. Performance information for the Convertible Securities Fund is expressed as a return on net asset value, not market value. The indices' performance figures do not include any commissions or sales charges that would be paid by investors purchasing the securities represented by those indices. An investment can not be made directly in the indices. Average annual total returns are shown for the periods ended December 31, 1999 (the most recently completed calendar year prior to the date of this Prospectus/Proxy Statement). Remember that the past performances of the Funds are not indicative of their future performances.

      Average Annual
       Total Returns
          for the
       Periods Ended      Past     Past      Past 10
     December 31, 1999   1 Year   5 Years     Years
---------------------------------------------------------
    Van Kampen Harbor
    Fund Class A
    Shares**             41.35%   19.52%      13.21%
    Van Kampen
    Convertible
    Securities Fund***   50.19%   21.02%      15.45%
    Russell 2000 Stock
    Index                21.26%   16.69%      13.40%
    Lipper Convertible
    Securities Fund
    Index                28.30%   16.44%      12.39%

  * The Russell 2000 Stock Index is a small-cap stock benchmark composed of the smallest 2,000 companies of the Russell 3000 Stock Index (an index of the 3,000 largest U.S. companies based on market capitalization).

 ** The performance figures reflect the Harbor Fund's 5.75% maximum sales charge applicable to Class A Shares. Harbor Fund Class A Shares issued in connection with the Reorganization will not be subject to the sales charge.

*** The Convertible Securities Fund performance figures do not reflect sales charges, brokerage fees or related expenses that would likely be paid by investors purchasing and selling such shares on the NYSE.

  EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold Harbor Fund Class A Shares and shares of Convertible Securities Fund. The pro forma information reflects the anticipated effects of the Reorganization. The information set forth below for Harbor Fund Class A Shares is based on its fees and expenses for the fiscal year December 31, 1999 and the information for shares of Convertible Securities Fund is based on its fees and expenses for the fiscal year ended December 31, 1999.

                                         HARBOR FUND   CONVERTIBLE
                                           CLASS A     SECURITIES      PRO
                                           SHARES         FUND        FORMA
                                         -----------   -----------   -------
Shareholder Fees
  (fees paid directly from your
  investment)
Maximum sales charge (load) imposed on
  purchases (as a percentage of
  offering price)......................     5.75%(1)      None(2)       5.75%
Annual Fund Operating Expenses
  (expenses that are deducted from Fund
  assets)
Management fees........................     0.53%        0.50%          0.53%
Distribution and/or service (12b-1)
  fees(3)..............................     0.24%         None          0.24%
Other expenses.........................     0.23%        0.26%          0.23%
                                            ----          ----       -------
Total annual fund operating expenses...     1.00%        0.76%          1.00%

(1) Harbor Fund Class A Shares issued in connection with the Reorganization will not be subject to the sales charge.
(2) Purchases and sales of Convertible Securities Fund shares on the NYSE would likely be subject to brokerage fees and related expenses.
(3) Harbor Fund Class A Shares are subject to annual distribution and service fees of up to 0.25% of the average daily net assets attributable to such Harbor Fund Class A Shares. Because distribution and/or service (12b-1) fees are paid out of the Harbor Fund's Class A Shares assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

  EXAMPLE. The following examples are intended to help you compare the costs of investing in Harbor Fund Class A Shares, both before and after the Reorganization, with the costs of investing in shares of Convertible Securities Fund (although the impact of brokerage fees and related expenses for Convertible Securities Fund have not been reflected).

  The examples assume that you invest $10,000 in each Fund for the time periods indicated and then redeem (or in the case of Convertible Securities Fund, sell) all of your shares at the end of those periods. The examples also assume that your investments each have a 5% return each year and that each Fund's operating expenses remain the same each year. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:

                                        1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                        ------   -------   -------   --------
Harbor Fund Class A Shares (excluding
  initial sales charge which will not
  apply to shares received in the
  Reorganization).....................   $102     $318      $552      $1,225
Harbor Fund Class A Shares Pro Forma
  (excluding initial sales charge
  which will not apply to shares
  received in the Reorganization).....   $102     $318      $552      $1,225
Convertible Securities Fund...........   $ 78     $243      $422      $  942

  The following portion of the expense example is for the information of shareholders who may wish to purchase additional Harbor Fund Class A Shares after the Reorganization. The chart below reflects the effect of the Fund's maximum initial sales charge.

                                         1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                         ------   -------   -------   --------
Harbor Fund Class A Shares (including
  initial sales charge)................   $671     $875     $1,096     $1,729
Harbor Fund Class A Shares Pro Forma
  (including initial sales charge).....   $671     $875     $1,096     $1,729

  INVESTMENT ADVISER. Van Kampen Asset Management Inc. is each Fund's investment adviser. The Adviser is a wholly owned subsidiary of Van Kampen Investments Inc. ("Van Kampen Investments"). Van Kampen Investments is a diversified asset management company with more than two million retail investor accounts, extensive capabilities for managing institutional portfolios, and more than $100 billion under management or supervision as of March 31, 2000. Van Kampen Investments' more than 50 open-end and 39 closed-end funds and more than 2,700 unit investment trusts are distributed by leading authorized dealers nationwide. Van Kampen Funds Inc., the distributor of the Harbor Fund (the "Distributor") and the sponsor of the funds mentioned above, is also a wholly owned subsidiary of Van Kampen Investments. Van Kampen Investments is an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co. The Adviser's principal office is located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555.

  ADVISORY AND OTHER FEES. Each Fund retains the Adviser to manage the investment of its assets and to place orders for the purchase and sale of its portfolio securities. Under an investment advisory agreement between the Adviser and the Convertible Securities Fund, the Convertible Securities Fund pays the Adviser a monthly fee computed based upon an annual rate applied to the average weekly net assets of the Convertible Securities Fund as follows:

              AVERAGE DAILY NET ASSETS                       % PER ANNUM
              ------------------------                       -----------
First $150 million...................................       0.50 of 1.00%
Next $100 million....................................       0.45 of 1.00%
Next $100 million....................................       0.40 of 1.00%
Over $350 million....................................       0.35 of 1.00%

  Applying this fee schedule, the effective advisory fee rate was 0.50% of the Convertible Securities Fund's average daily net assets for the Convertible Securities Fund's fiscal year ended December 31, 1999.

  Under an investment advisory agreement between the Adviser and the Harbor Fund, the Harbor Fund pays the Adviser a monthly fee computed based upon an annual rate applied to the average daily net assets of the Harbor Fund as follows:

              AVERAGE DAILY NET ASSETS                       % PER ANNUM
              ------------------------                       -----------
First $350 million...................................       0.55 of 1.00%
Next $350 million....................................       0.50 of 1.00%
Next $350 million....................................       0.45 of 1.00%
Over $1.05 billion...................................       0.40 of 1.00%

  Applying this fee schedule, the effective advisory fee rate was 0.53% of the Harbor Fund's average daily net assets for the Harbor Fund's fiscal year ended December 31, 1999.

  Under the respective Advisory Agreements, the Adviser furnishes offices, necessary facilities and equipment and provides administrative services to the Funds. Each Fund pays all charges and expenses of its day-to-day operations, including service fees, distribution fees, custodian fees, legal and independent accountant fees, the costs of reports and proxies to shareholders, compensation of members of the respective board (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments) and all other ordinary business expenses not specifically assumed by the Adviser.

  The Adviser may utilize, at its own expense, credit analysis, research and trading support services provided by its affiliate, Van Kampen Investment Advisory Corp. ("Advisory Corp.").

  PORTFOLIO MANAGEMENT. Each Fund is managed by the team of Christine Drusch, Senior Portfolio Manager of the Harbor Fund since January 1998 and of the Convertible Securities Fund since July 1997 and Assistant Portfolio Manager of each Fund since July 1991, and David McLaughlin, Assistant Portfolio Manager of each Fund since October 1998.

  Ms. Drusch has been a Senior Vice President of the Adviser and Advisory Corp. since December 1999, and prior to December 1999 she was a Vice President of the Adviser and Advisory Corp. Prior to December 1998, Ms. Drusch was an Assistant Vice President of the Adviser and Advisory Corp. since September 1995. Prior to September 1995, Ms. Drusch was an Associate Portfolio Manager of the Adviser and has worked for the Adviser since July 1991.

  Mr. McLaughlin has been a Vice President of the Adviser and Advisory Corp. since June 1995, and he was an Assistant Vice President of the Adviser since March 1994. Prior to June 1995, Mr. McLaughlin was a Senior Equity Trader for the Adviser. Mr. McLaughlin has worked for the Adviser since 1986.

  PURCHASE, VALUATION, REDEMPTION AND EXCHANGE OF SHARES. The Convertible Securities Fund, like most closed-end funds, does not continuously offer its shares, and its shares trade on a listed securities exchange. Shares of the Convertible Securities Fund are listed and publicly traded on the New York Stock Exchange ("NYSE") under the symbol "VXS" and are not subject to ongoing distribution or service fees. Purchasers of shares of the Convertible Securities Fund in the open market may incur brokerage costs or other fees or commissions in connection with such purchases.

  The Harbor Fund, an open-end fund, does continuously offer its shares and will redeem such shares at net asset value as described in the Harbor Fund Prospectus. The Harbor Fund offers three classes of shares, including the Class A Shares to be received by the Convertible Securities Fund in the Reorganization. The Class A Shares of the Harbor Fund are subject to an initial sales charge of up to 5.75%; however, the initial sales charge applicable to Class A Shares of the Harbor Fund will be waived for Class A Shares acquired in the Reorganization. Any subsequent purchases of Class A Shares of the Harbor Fund after the Reorganization will be subject to an initial sales charge of up to 5.75%, excluding Class A Shares purchased through the dividend reinvestment plan. Purchases of Class A Shares of the Harbor Fund in amounts of $1,000,000 or more are not subject to an initial sales charge, but a contingent deferred sales charge of 1.00% may be imposed on certain redemptions made within the first year after purchase. See the section of the Harbor Fund Prospectus entitled "Purchase of Shares."

  The Harbor Fund has adopted a distribution plan (the "Distribution Plan") with respect to its Class A Shares pursuant to Rule 12b-1 under the 1940 Act. The Harbor Fund has also adopted a service plan (the "Service Plan") with respect to its Class A Shares. Under the Distribution Plan and the Service Plan, the Harbor Fund pays distribution fees in connection with the sale and distribution of its shares and service fees in connection with the provision of ongoing services to shareholders and the maintenance of shareholders' accounts. Under the Distribution Plan and the Service Plan, the Harbor Fund may spend up to 0.25% per year of the Harbor Fund's average daily net assets with respect to its Class A Shares. For a complete description of these arrangements with respect to the Harbor Fund, see the section of the Harbor Fund Prospectus entitled "Purchase of Shares."

  Shares of the Harbor Fund may be purchased by check, by electronic transfer, by bank wire and by exchange from certain other open-end mutual funds advised by the Adviser or Advisory Corp. and distributed by the Distributor. For a complete description regarding purchase of shares and exchange of shares of the Harbor Fund, see the sections of the Harbor Fund Prospectus entitled "Purchase of Shares" and "Shareholder Services--Exchange Privilege."

  Shares of the Harbor Fund properly presented for redemption may be redeemed or exchanged at the next determined net asset value per share (subject to any applicable deferred sales charge). Shares of the Harbor Fund may be redeemed or exchanged by mail or by special redemption privileges (telephone exchange, telephone redemption, by check or electronic transfer). If a shareholder of the Harbor Fund attempts to redeem shares within a short time after they have been purchased by check, the Harbor Fund may delay payment of the redemption proceeds until such fund can verify that payment for the purchase of the shares has been (or will be) received, usually a period of up to 15 days. For a complete description of the redemption arrangements for the Harbor Fund, see the section of the Harbor Fund Prospectus entitled "Redemption of Shares."

  CAPITALIZATION. The following table sets forth the capitalization of the Harbor Fund's Class A Shares and the Convertible Securities Fund as of December 31, 1999, and the pro forma capitalization of the Harbor Fund's Class A Shares of the combined fund as if the Reorganization had occurred on that date. These numbers may differ at the time of Closing.

                  CAPITALIZATION TABLE AS OF DECEMBER 31, 1999

                                                                           HARBOR FUND
                                                                             CLASS A
                                 HARBOR FUND            CONVERTIBLE           SHARES
                               CLASS A SHARES         SECURITIES FUND      PRO FORMA(1)
                               --------------         ---------------      ------------
NET ASSETS (IN THOUSANDS)          $516,089               $110,196           $626,110

NET ASSET VALUE PER SHARE            $20.35                 $33.99             $20.35

SHARES OUTSTANDING (IN
  THOUSANDS)                         25,364                  3,242             30,770

SHARES AUTHORIZED                 Unlimited             12,500,000          Unlimited


---------------
(1) The pro forma net assets and net asset value per share reflect the payment of the reorganization expenses of approximately $175,000 by the Convertible Securities Fund. The pro forma shares outstanding reflect the issuance of approximately 5,406,000 Class A Shares by the Harbor Fund in exchange for the assets and liabilities of the Convertible Securities Fund.

  OTHER SERVICE PROVIDERS. The transfer agent for the Harbor Fund is Van Kampen Investor Services Inc., a wholly-owned subsidiary of Van Kampen Investments, located at 7501 Tiffany Springs Parkway, Kansas City, MO 64153. The transfer agent for the Convertible Securities Fund is Equiserve LP, located at PO Box 8200, Boston, MA 02266. Both Funds obtain certain accounting and legal services from Advisory Corp. The custodian for both Funds is State Street Bank and Trust Company, located at 225 West Franklin Street, PO Box 1713, Boston, MA 02105.

  DIVIDEND REINVESTMENT PLAN OF THE CONVERTIBLE SECURITIES FUND. The Convertible Securities Fund has adopted a Dividend Reinvestment Plan. Under the plan, shares of the Convertible Securities Fund are issued by the Fund at net asset value on a date determined by the Convertible Securities Fund Board between the record and payable dates on each distribution; however, if the market price, including brokerage commissions, is less than the net asset value, the amount of the distribution is paid to State Street Bank and Trust Company ("State Street"), which will buy such shares as are available at prices below the net asset value. If State Street cannot buy the necessary shares at less than net asset value before the distribution date, the balance of the distribution is made in authorized but unissued shares of the Convertible Securities Fund at net asset value. The cost per share is the average cost, including brokerage commissions, of all shares purchased. Since all shares purchased from the Convertible Securities Fund are at net asset value, there is no dilution, and no brokerage commissions are charged on such shares.

  The automatic reinvestment of dividends and capital gain distributions does not relieve a shareholder of any income tax which may be payable (or required to be withheld) on dividends or distributions. Shareholders may begin or discontinue participation in the plan at any time by written notice to the address below. If a shareholder withdraws from the plan, such shareholder may rejoin at any time if such shareholder owns the required 100 shares. Elections and terminations are effective for distributions declared after receipt. If a shareholder withdraws from the plan, a certificate for the whole shares and a check for the fractional shares, if any, credited to such shareholder's plan account is sent as soon as practicable after receipt of the election to withdraw. Except for brokerage commissions, if any, which are borne by plan participants, all costs of the plan are borne by the Convertible Securities Fund. The Convertible Securities Fund reserves the right to amend or terminate the plan on 30 days' written notice prior to the record date of the distribution for which such amendment or termination is effective.

  CERTAIN PROVISIONS REGARDING CONVERTIBLE SECURITIES FUND SHARES. Certain provisions of the organizational documents of the Convertible Securities Fund would have the effect of delaying, deferring or preventing a change of control of the Convertible Securities Fund. The Convertible Securities Fund Board is divided into three classes, with the terms of one class expiring at each annual meeting of shareholders. At each annual meeting, one class is elected to a three-year term. This could delay for up to two years the replacement of a majority of the Convertible Securities Fund Board. In addition, certain actions by the Convertible Securities Fund require, unless approved by a two-thirds majority of the Convertible Securities Fund Board, the affirmative vote of three-fourths of the outstanding shares of each class or series entitled to be cast, including: (i) a merger or consolidation of the Convertible Securities Fund (in which the Convertible Securities Fund is not the surviving entity),
(ii) the dissolution of the Convertible Securities Fund; (iii) the sale of substantially all of the assets of the Convertible Securities Fund; or (iv) the conversion of the Convertible Securities Fund to an open-end fund.

B. RISK FACTORS

SIMILARITY OF RISKS

  The respective investment objectives of the Harbor Fund and the Convertible Securities Fund are similar insofar as each Fund seeks to provide current income and capital appreciation. The Harbor Fund also seeks to provide conservation of capital. The investment policies of the two funds are similar in that each attempts to achieve its investment objective by investing principally in a portfolio of convertible securities.

  A convertible security is a bond, debenture, note, preferred stock, warrant or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying equity securities. Convertible securities ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities generally do not directly participate in any dividend increases or decreases of the underlying equity securities although the market prices of convertible securities may be affected by any such dividend changes or other changes in the underlying equity securities. Convertible securities generally rank senior to common stocks in a corporation's capital structure and generally entail less risk than common stock, although the extent to which such risk is reduced may depend in large measure upon the degree to which the convertible security sells above its value as a fixed-income security.

  The Harbor Fund and the Convertible Securities Fund also engage in certain investment practices such as the purchase and sale of options, futures, options on futures, engaging in repurchase agreements, and limited investing in restricted securities and illiquid securities.

  To the extent that the investment objectives and investment policies and practices of the Harbor Fund and the Convertible Securities Fund are similar, the risks associated with an investment in the funds are similar. Investors are encouraged to read carefully the sections of the Harbor Fund Prospectus entitled "Risk/Return Summary" and "Investment Objectives, Policies and Risks."

  Investment in either of the Harbor Fund or the Convertible Securities Fund may not be appropriate for all investors. Neither Fund is intended to be a complete investment program, and investors should consider their long-term investment goals and financial needs when making an investment decision with respect to the Funds. An investment in each Fund is intended to be a long-term investment and should not be used as a trading vehicle.

DIFFERENCES IN RISKS

  The Harbor Fund and the Convertible Securities Fund engage in some dissimilar investment practices. To the extent that the investment practices differ, the risks associated with an investment in the Harbor Fund are different from the risks associated with an investment in the Convertible Securities Fund. For a complete description of the Harbor Fund's investment practices and associated risks, investors are encouraged to read carefully the sections of the Harbor Fund Prospectus entitled "Risk/Return Summary" and "Investment Objective, Policies and Risks."

  Under normal market conditions, the Harbor Fund invests at least 50% of its total assets in convertible securities and may invest up to 45% of its total assets in common stocks. Under normal market conditions, the Convertible Securities Fund invests at least 65% of its total assets in convertible securities. The current composition of each Fund's portfolio is similar; however, because the Harbor Fund may invest a larger portion of its assets in common stocks, which are generally more volatile and entail more risk than convertible securities or debt securities, the Harbor Fund may be subject to greater risk.

  The Convertible Securities Fund may borrow in an amount up to 25% of its assets (not including the amount borrowed) for investment purposes. The Harbor Fund may not borrow for investment purposes. While the ability to engage in financial leverage entails additional risk, it also provides the possibility of greater investment returns. Because the Harbor Fund may not engage in such financial leverage, its returns could be less than those of funds utilizing financial leverage during favorable market conditions.

  The Convertible Securities Fund may invest up to 15% of its total assets in U.S. dollar-denominated securities of foreign issuers listed on U.S. securities exchanges or in the form of ADRs or in securities convertible into or exchangeable for securities which are listed on U.S. securities exchanges. The Harbor Fund may invest up to 15% of its total assets in securities of foreign issuers denominated in U.S. dollars or in currencies other than U.S. dollars. Insofar as the Harbor Fund may invest more of its assets in foreign securities and in securities traded on foreign exchanges or denominated in currencies other than U.S. dollars, it could be subject to greater risks than a fund investing solely in domestic securities or solely in U.S. dollar denominated securities. These risks can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in financial reporting, differences in securities regulation and trading, and foreign taxation issues.

C. THE PROPOSED REORGANIZATION

  The material features of the Agreement are summarized below. This summary does not purport to be complete and is subject in all respects to the provisions of, and is qualified in its entirety by reference to, the Agreement attached as Appendix A to the Reorganization SAI, a copy of which may be obtained without charge by calling the Harbor Fund or the Convertible Securities Fund at (800) 421-5666 and asking for the "Reorganization SAI".

TERMS OF THE AGREEMENT

  Pursuant to the Agreement, the Harbor Fund would acquire all of the assets and the liabilities of the Convertible Securities Fund on the date of the Closing in consideration for Class A Shares of the Harbor Fund.

  Subject to the Convertible Securities Fund's shareholders approving of the Reorganization, the closing (the "Closing") will occur within 15 business days after the later of the receipt of all necessary regulatory approvals and the final adjournment of the Special Meeting or such later date as soon as practicable thereafter as the Harbor Fund and the Convertible Securities Fund may mutually agree.

  On the date of Closing, the Convertible Securities Fund will transfer to the Harbor Fund all of the assets and liabilities of the Convertible Securities Fund. The Harbor Fund will in turn transfer to the Convertible Securities Fund a number of its Class A Shares equal in value to the value of the net assets of the Convertible Securities Fund transferred to the Harbor Fund as of the date of Closing, as determined in accordance with the valuation method described in the Harbor Fund's then current prospectus. In order to minimize any potential for undesirable federal income and excise tax consequences in connection with the Reorganization, the Convertible Securities Fund may distribute on or before the Closing all or substantially all of their respective undistributed net investment income (including net capital gains) as of such date.

  The Convertible Securities Fund expects to distribute the Class A Shares of the Harbor Fund to the shareholders of the Convertible Securities Fund promptly after the Closing and then dissolve pursuant to a plan of dissolution adopted by the Board of Trustees.

  The Harbor Fund and the Convertible Securities Fund have made certain standard representations and warranties to each other regarding their respective capitalizations, status and conduct of business.

  Unless waived in accordance with the Agreement, the obligations of the parties to the Agreement are conditioned upon, among other things:

    1. the approval of the Reorganization by the Convertible Securities Fund's shareholders;

    2. the absence of any rule, regulation, order, injunction or proceeding preventing or seeking to prevent the consummation of the transactions contemplated by the Agreement;

    3. the receipt of all necessary approvals, registrations and exemptions under federal and state laws;

    4. the truth in all material respects as of the Closing of the representations and warranties of the parties and performance and compliance in all material respects with the parties' agreements, obligations and covenants required by the Agreement;

    5. the effectiveness under applicable law of the registration statement of the Harbor Fund of which this Prospectus/Proxy Statement forms a part and the absence of any stop orders under the Securities Act of 1933, as amended, pertaining thereto; and

    6. the receipt of opinions of counsel relating to, among other things, the tax free nature of the Reorganization.

  The Agreement may be terminated or amended by the mutual consent of the parties either before or after approval thereof by the shareholders of the Convertible Securities Fund, provided that no such amendment after such approval shall be made if it would have a material adverse affect on the interests of Convertible Securities Fund shareholders. The Agreement also may be terminated by the non-breaching party if there has been a material misrepresentation, material breach of any representation or warranty, material breach of contract or failure of any condition to Closing.

  The Convertible Securities Fund Board of Trustees recommends that you vote to approve the Reorganization, as it believes the Reorganization is in the best interests of the Convertible Securities Fund's shareholders and that the interests of the Convertible Securities Fund's existing shareholders will not be diluted as a result of consummation of the proposed Reorganization.

DESCRIPTION OF SHARES TO BE ISSUED

  CLASS A SHARES OF THE HARBOR FUND. Common shares of beneficial interest of the Harbor Fund being offered hereby are represented by transferable Class A Shares, par value $0.01 per share. The organizational documents of the Harbor Fund permit the trustees, as they deem necessary or desirable, to create one or more series of shares and, subject to compliance with the 1940 Act, to sub-divide further the shares of a series into one or more classes of shares for such series, such as the Class A Shares.

  VOTING RIGHTS OF CLASS A SHAREHOLDERS OF THE HARBOR FUND. Holders of common shares of the Harbor Fund are entitled to one vote per share on matters as to which they are entitled to vote; however, separate votes generally are taken by each series on matters affecting an individual series or by each class on matters affecting an individual class of a series. The Harbor Fund operates as an open-end management investment company registered with the SEC under the 1940 Act. As a 1940 Act registered investment company, shareholders of the Harbor Fund are entitled, under current law, to vote with respect to certain other matters, including changes in fundamental investment policies and restrictions and the ratification of the selection of independent public accountants.

CONTINUATION OF SHAREHOLDER ACCOUNTS AND PLANS; SHARE CERTIFICATES

  If the Reorganization is approved, the Harbor Fund will establish an account for each Convertible Securities Fund shareholder containing the appropriate number of shares of the Harbor Fund. Shareholders of the Convertible Securities Fund who are accumulating Convertible Securities Fund shares under the dividend reinvestment plan will become participants in the dividend reinvestment plan of the Harbor Fund after the Reorganization in connection with the Harbor Fund Class A Shares received in the Reorganization. Van Kampen Trust Company will continue to serve as custodian for the assets of Convertible Securities Fund shareholders held in IRA accounts after the Reorganization. Such IRA investors will be sent appropriate documentation to confirm Van Kampen Trust Company's custodianship.

  It will not be necessary for shareholders of the Convertible Securities Fund to whom certificates have been issued to surrender their certificates. Upon dissolution as a Delaware business trust of the Convertible Securities Fund, such certificates will become null and void. However, Convertible Securities Fund shareholders holding such certificates may want to present such certificates to receive certificates of the Harbor Fund (to simplify substantiation of and to preserve the tax basis of separate lots of shares).

FEDERAL INCOME TAX CONSEQUENCES

  The following is a general summary of the material anticipated U.S. federal income tax consequences of the Reorganization. The discussion is based upon the Internal Revenue Code of 1986, as amended (the "Code"), Treasury regulations, court decisions, published positions of the Internal Revenue Service ("IRS") and other applicable authorities, all as in effect on the date hereof and all of which are subject to change or differing interpretations (possibly with retroactive effect). The discussion is limited to U.S. persons who hold shares of the Convertible Securities Fund as capital assets for federal income tax purposes. This summary does not address all of the federal income tax consequences that may be relevant to a particular shareholder or to shareholders who may be subject to special treatment under federal income tax laws (such as non-U.S. persons, banks and other financial institutions, insurance companies, tax-exempt organizations, dealers in stocks, securities or other financial instruments and holders who acquired shares of the

Convertible Securities Fund as compensation). No advance ruling has been or will be sought from the IRS regarding any matter relating to the Reorganization. Thus, no assurance can be given that the IRS would not assert a position contrary to any of the tax aspects described below. Prospective investors should consult their own tax advisors as to the federal income tax consequences of the Reorganization, as well as the effects of state, local and non-U.S. tax laws.

  It is a condition to closing the Reorganization that each of the Convertible Securities Fund and the Harbor Fund receives an opinion from Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Convertible Securities Fund ("Skadden Arps"), dated as of the Closing Date, regarding the characterization of the Reorganization as a "reorganization" within the meaning of Section 368(a) of the Code. As such a reorganization, the federal income tax consequences of the Reorganization can be summarized as follows:

  - No gain or loss will be recognized by the Convertible Securities Fund or the Harbor Fund upon the transfer to the Harbor Fund of the assets of the Convertible Securities Fund in exchange solely for the Class A Shares of the Harbor Fund and the assumption by the Harbor Fund of the liabilities of the Convertible Securities Fund.

  - No gain or loss will be recognized by a shareholder of the Convertible Securities Fund who exchanges all of his, her or its shares of the Convertible Securities Fund solely for the Class A Shares of the Harbor Fund pursuant to the Reorganization.

  - The aggregate tax basis of the Class A Shares of the Harbor Fund received by a shareholder of the Convertible Securities Fund pursuant to the Reorganization will be the same as the aggregate tax basis of the shares of the Convertible Securities Fund surrendered in exchange therefor.

  - The holding period of the Class A Shares of the Harbor Fund received by a shareholder of the Convertible Securities Fund pursuant to the Reorganization will include the holding period of the shares of the Convertible Securities Fund surrendered in exchange therefor.

  - The Harbor Fund's tax basis in the Convertible Securities Fund's assets received by the Harbor Fund pursuant to the Reorganization will, in each instance, equal the tax basis of such assets in the hands of the Convertible Securities Fund immediately prior to the Reorganization, and the Harbor Fund's holding period of such assets will, in each instance, include the period during which the assets were held by the Convertible Securities Fund.

  The opinion of Skadden Arps will be based on federal income tax law in effect on the Closing Date. In rendering its opinion, Skadden Arps will also rely upon certain representations of the management of the Harbor Fund and the Convertible

Securities Fund and assume, among other things, that the Reorganization will be consummated in accordance with the operative documents. An opinion of counsel is not binding on the IRS or any court.

  The Harbor Fund intends to be taxed under the rules applicable to regulated investment companies as defined in Section 851 of the Code, which are the same rules currently applicable to the Convertible Securities Fund and its shareholders.

EXPENSES

  The expenses of the Reorganization, including expenses incurred by the Harbor Fund, generally will be borne by the Convertible Securities Fund. Management of the Funds believes that shareholders of the Convertible Securities Fund are the primary beneficiaries of benefits derived from the Reorganization. Management of the Convertible Securities Fund and Harbor Fund estimates total Reorganization expenses at approximately $175,000. The Convertible Securities Fund Board and the Harbor Fund Board have reviewed and approved the foregoing arrangements regarding payment of expenses and other charges relating to the Reorganization.

RATIFICATION OF INVESTMENT OBJECTIVE, INVESTMENT POLICIES AND INVESTMENT
  RESTRICTIONS OF THE HARBOR FUND

  Approval of the Reorganization will constitute the ratification by Convertible Securities Fund shareholders of the investment objective, investment policies and investment restrictions, distribution plan and advisory agreement of the Harbor Fund. Approval of the Reorganization will constitute approval of amendments to any of the fundamental investment restrictions of the Convertible Securities Fund that might otherwise be interpreted as impeding the Reorganization, but solely for the purpose of and to the extent necessary for, consummation of the Reorganization.

LEGAL MATTERS

  Certain legal matters concerning the federal income tax consequences of the Reorganization and issuance of Class A Shares of the Harbor Fund will be passed on by Skadden Arps, 333 West Wacker Drive, Chicago, Illinois 60606, which serves as counsel to the Harbor Fund and the Convertible Securities Fund. Wayne W. Whalen, a partner of Skadden Arps, is a member of the Harbor Fund Board and the Convertible Securities Fund Board.

D. RECOMMENDATION OF THE CONVERTIBLE SECURITIES FUND BOARD

  The Convertible Securities Fund Board has approved the Agreement and has determined that participation in the Reorganization is in the best interests of shareholders of the Convertible Securities Fund. THE CONVERTIBLE SECURITIES FUND BOARD RECOMMENDS VOTING "FOR" THE PROPOSED REORGANIZATION.

                               OTHER INFORMATION

A. SHAREHOLDERS OF THE CONVERTIBLE SECURITIES FUND
   AND THE HARBOR FUND

  At the close of business on May 19, 2000, there were          Class A Shares
of the Harbor Fund. As of such date, the trustees and officers of the Harbor Fund as a group own less than 1% of the shares of the Harbor Fund. As of such date, no person was known by the Harbor Fund to own beneficially or of record as much as 5% of the Class A Shares except as set forth below:

  At the close of business on May 19, 2000 there were          shares of the
Convertible Securities Fund. As of such date, the trustees and officers of the Convertible Securities Fund as a group owned less than 1% of the outstanding shares of the Convertible Securities Fund. As of such date, no person was known by the Convertible Securities Fund to own beneficially or of record as much as 5% of the shares except as set forth below:

B. SHAREHOLDER PROPOSALS

  As a general matter, neither the Harbor Fund nor the Convertible Securities Fund is required under state law to hold annual meetings of shareholders, the Harbor Fund does not intend to hold future regular annual or special meetings of its shareholders unless required by the 1940 Act. The Convertible Securities Fund holds annual meetings as required by the rules of the NYSE. Any shareholder who wishes to submit proposals for consideration at a meeting of shareholders of the Harbor Fund or the Convertible Securities Fund should send such proposal to the respective Fund at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, Illinois 60181-5555. To be considered for presentation at a shareholders' meeting, rules promulgated by the SEC require that, among other things, a shareholder's proposal must be received at the offices of the fund a reasonable time before a solicitation is made. Timely submission of a proposal does not necessarily mean that such proposal will be included.

                      VOTING INFORMATION AND REQUIREMENTS

  Holders of shares of the Convertible Securities Fund are entitled to one vote per share on matters as to which they are entitled to vote. The Convertible Securities Fund does not utilize cumulative voting.

  Each valid proxy given by a shareholder of the Convertible Securities Fund will be voted by the persons named in the proxy in accordance with the instructions marked thereon and as the persons named in the proxy may determine on such other business as may come before the Special Meeting on which shareholders are entitled to vote. If no designation is made, the proxy will be voted by the persons named in the proxy as recommended by the Convertible Securities Fund Board "FOR" approval of the Reorganization. Abstentions and broker non-votes (i.e. when shares are held in a nominee's name, such as a broker, and the nominee does not vote such shares on a proposal because the nominee lacks instructions of the beneficial owner and/or the nominee does not exercise discretionary authority) are deemed votes not cast and have the effect of a vote "AGAINST" the Reorganization proposal because the required vote is a majority of the outstanding shares entitled to vote. A majority of the outstanding shares entitled to vote on a proposal must be present in person or by proxy to have a quorum to conduct business at the Special Meeting. Abstentions and broker non-votes will be deemed present for quorum purposes.

  Shareholders who execute proxies may revoke them at any time before they are voted by filing with the Convertible Securities Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date, or by attending the Special Meeting and voting in person. The giving of a proxy will not affect your right to vote in person if you attend the Special Meeting and wish to do so.

  It is not anticipated that any action will be asked of the shareholders of the Convertible Securities Fund other than as indicated above, but if other matters are properly brought before the Special Meeting, it is intended that the persons named in the proxy will vote in accordance with their judgment.

  APPROVAL OF THE REORGANIZATION WILL REQUIRE THE FAVORABLE VOTE OF THE HOLDERS OF A MAJORITY OF THE OUTSTANDING SHARES OF THE CONVERTIBLE SECURITIES FUND ENTITLED TO VOTE.

  In the event that sufficient votes in favor of a proposal are not received by the scheduled time of the Special Meeting, the persons named in the proxy may propose and vote in favor of one or more adjournments of the Special Meeting to permit further solicitation of proxies. If sufficient shares were present to constitute a quorum, but insufficient votes had been cast in favor of a proposal to approve it, proxies would be voted in favor of adjournment only if the Convertible Securities Fund Board determined that adjournment and additional solicitation was reasonable and in the best interest of the shareholders of the Convertible Securities Fund, taking into account the nature of the proposal, the percentage of the votes actually cast, the percentage of negative votes, the nature of any further solicitation that might be made and the information provided to shareholders about the reasons for additional solicitation. Any such adjournment will require the affirmative vote of the holders of a majority of the outstanding shares voted at the session of the Special Meeting to be adjourned.

  Proxies of shareholders of the Convertible Securities Fund are solicited by the Convertible Securities Fund Board. In order to obtain the necessary quorum at the Special Meeting, additional solicitation may be made by mail, telephone, telegraph or personal interview by representatives of the Adviser or Van Kampen Investments, or by dealers or their representatives. In addition, such solicitation servicing may also be provided by PFPC Inc., a solicitation firm located in Boston, Massachusetts, at a cost estimated to be approximately $15,000, plus reasonable expenses.

June   , 2000

                  PLEASE SIGN AND RETURN YOUR PROXY PROMPTLY.

                 YOUR VOTE IS IMPORTANT AND YOUR PARTICIPATION
              IN THE AFFAIRS OF YOUR FUND DOES MAKE A DIFFERENCE.

                                                                       EXHIBIT A

                           MANAGEMENT'S DISCUSSION OF
                     HARBOR FUND AND CONVERTIBLE SECURITIES
                                FUND PERFORMANCE

  Management's Discussion of the Harbor Fund's Performance as of the Annual Report dated December 31, 1999.

                             LETTER TO SHAREHOLDERS

January 20, 2000

Dear Shareholder:

    As we enter a new century--and millennium--it seems appropriate to take a look back at the progress that's been made over the last 100 years and how the world of investing has changed over the generations. Although rapid advances in technology and science have dramatically altered the world that we live in today, one of the greatest shifts we've seen is the increasing importance of investing for many Americans.

    Once considered primarily for the wealthy, investing in the stock market is now available to most people. In fact, almost 79 million individuals--who represent almost half of all U.S. households--own stocks either directly or through mutual funds. This is even more impressive when considering that just 16 years earlier, only 19 percent of households owned stocks. Another important shift has been the need for retirement planning beyond a pension plan or Social Security. The Investment Company Institute, the leading mutual fund industry association, reports that 77 percent of all mutual fund shareholders earmarked retirement as their primary financial goal in 1998.

    Through all the changes in the investment environment over the past century, the general principles that have made generations of investors successful remain the same. Some that have stood the test of time include:

    - INVESTING FOR THE LONG-TERM

    - BASING INVESTMENT DECISIONS ON SOUND RESEARCH

    - BUILDING A DIVERSIFIED PORTFOLIO

    - BELIEVING IN THE VALUE OF PROFESSIONAL INVESTMENT ADVICE

    While no one can predict the future, at Van Kampen we believe that these ideas will remain important tenets for investors well into this century. As we continue to focus on these principles, we hope that our decades of investment experience can help bring you closer to your financial goals as we welcome the new millennium.

Sincerely,

[SIG]                                  [SIG]
Richard F. Powers, III                 Dennis J. McDonnell
Chairman                               President
Van Kampen Asset Management Inc.       Van Kampen Asset Management Inc.

                               ECONOMIC SNAPSHOT

ECONOMIC GROWTH

    The nation's brisk rate of economic growth continued throughout 1999, bringing the United States to the verge of its longest economic expansion on record. High levels of consumer spending, a host of new jobs, and increasing productivity kept the economy strong. Gross domestic product, the primary measure of economic growth, increased 4.2 percent for the year, including an impressive annualized rate of 5.7 percent for the third quarter and 5.8 percent in the fourth quarter.

EMPLOYMENT

    The job market remained vibrant throughout the year, with more than 2.7 million U.S. jobs created in 1999. In addition, unemployment dropped to 4.1 percent in October--its lowest rate in three decades. With jobs plentiful and wages on the rise, most Americans were optimistic about the future. At the end of the year the consumer confidence index hit its highest level since 1968. Although wage pressures caused some concerns about the potential erosion of corporate profits, productivity gains helped keep those concerns muted through the end of the year.

INFLATION AND INTEREST RATES

    Although the Consumer Price Index continued to reflect historically low inflation--rising only 2.7 percent during 1999--concerns about future increases in inflation were prevalent throughout the reporting period. The Federal Reserve Board remained active in guarding against inflation and trying to temper economic growth. The Fed reversed its three interest-rate cuts from the fall of 1998 by raising rates in June, August, and November 1999.

                          U.S. GROSS DOMESTIC PRODUCT
                      Seasonally Adjusted Annualized Rates
                 Third Quarter 1997 through Fourth Quarter 1999
[BAR GRAPH]

97Q3                                                                               4
97Q4                                                                              3.1
98Q1                                                                              6.7
98Q2                                                                              2.1
98Q3                                                                              3.8
98Q4                                                                              5.9
99Q1                                                                              3.7
99Q2                                                                              1.9
99Q3                                                                              5.7
99Q4                                                                              5.8

    Source: Bureau of Economic Analysis

           PERFORMANCE RESULTS FOR THE PERIOD ENDED DECEMBER 31, 1999

                             VAN KAMPEN HARBOR FUND

                                           A SHARES  B SHARES  C SHARES
 TOTAL RETURNS
One-year total return based on NAV(1)....    50.01%    49.02%    48.95%
One-year total return(2).................    41.35%    44.02%    47.95%
Five-year average annual total
return(2)................................    19.52%    19.87%    20.01%
Ten-year average annual total
return(2)................................    13.21%       N/A       N/A
Life-of-Fund average annual total
return(2)................................    10.58%    14.40%    14.67%
Commencement date........................  11/15/56  12/20/91  10/26/93

N/A = Not Applicable

(1)Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (5.75% for A shares) or contingent deferred sales charge for early withdrawal (5% for B shares and 1% for C shares). If the sales charges were included, total return would be lower.

(2)Standardized total return. Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (A shares) or contingent deferred sales charge for early withdrawal (B and C shares).

See the Comparative Performance section of the current prospectus. An investment should be made with an understanding of the risks that an investment in equity securities entails. These include the risk that the financial condition of the issuers of the securities in the portfolio, or the condition of the stock market in general, may worsen and therefore, the value of Fund shares may decline. The Fund may invest up to 15% of the total assets in foreign securities which may subject the Fund to special risks including currency exchange rate fluctuations, and political and economic instability. In addition, the Fund is subject to other risks. These risks include, but are not limited to: market risk -- the possibility that the market values of securities owned by the Fund will decline; derivative investments risk -- a derivative investment is one whose value depends on (or is derived from) the value of an underlying asset, interest rate or index and involves risks different from investment in the underlying security; and manager risk -- management may not be successful in selecting the best performing securities and the Fund's performance may lag behind that of similar funds. Past performance does not guarantee future results. Investment return and net asset value will fluctuate with market conditions. Fund shares, when redeemed, may be worth more or less than their original cost.

Debt securities acquired by the Fund are not subject to any ratings limitations and may include high-, medium-, lower- and non-rated debt securities. Lower-rated and comparable non-rated securities are regarded as speculative with respect to capacity to pay interest and repay principal.

Market forecasts provided in this report may not necessarily come to pass.

                 PUTTING YOUR FUND'S PERFORMANCE IN PERSPECTIVE

    As you evaluate your progress toward achieving your financial goals, it is important to track your investment performance at regular intervals. A comparison of your Fund's performance to an applicable benchmark can:

    - Illustrate the market environment in which your Fund is being managed.

    - Reflect the impact of favorable market trends or difficult market conditions.

    - Help you evaluate how your Fund's management team has responded to opportunities and challenges.

    The following graph compares your Fund's performance to that of the broad-based Russell 2000 Stock Index and the Lipper Convertible Securities Fund Index over time. These indices are statistical composites that do not include any commissions or fees that would be paid by an investor purchasing the securities they represent. Such costs would lower the performance of these indices. An investment cannot be made directly in an index.

    GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
    Van Kampen Harbor Fund vs. the Russell 2000 Stock Index and the Lipper Convertible Securities Fund Index (December 31, 1989, through December 31,
    1999)
------------------------------
Fund's Total Return
1 Year Avg. Annual = 41.35%
5 Year Avg. Annual = 19.52%
10 Year Avg. Annual = 13.21%
Inception Avg. Annual = 10.58%
------------------------------
[INVESTMENT PERFORMANCE GRAPH]

The above chart reflects the performance of Class A shares of the Fund. The performance of Class A shares will differ from that of other share classes of the Fund because of the difference in sales charges and/or expenses paid by shareholders investing in the different share classes. The Fund's performance assumes reinvestment of all distributions and includes payment of the maximum sales charge (5.75% for A shares).

While past performance is not indicative of future performance, the above information provides a broader vantage point from which to evaluate the discussion of the Fund's performance found in the following pages.

                          PORTFOLIO MANAGEMENT REVIEW

                             VAN KAMPEN HARBOR FUND

We recently spoke with representatives of the adviser of the Van Kampen Harbor Fund about the key events and economic forces that shaped the markets during the past 12 months. The representatives include Christine Drusch, senior portfolio manager, who has been the Fund's lead manager since February 1998 (associate manager since 1991) and has worked in the investment industry since 1985. She is joined by Matthew Hart and David McLaughlin, portfolio managers, and Stephen L. Boyd, chief investment officer for equity investments. The following discussion reflects their views on the Fund's performance during the 12 months ended December 31, 1999.

   Q
      WHAT MARKET FACTORS AFFECTED THE FUND DURING THE REPORTING PERIOD?
   A

      The Dow Jones Industrial Average--perhaps the country's most widely recognized stock market index--began the reporting period near 9200, crossing several key milestones in the first half of the year: 10,000 in
March and 11,000 in May. Major fluctuations followed, however, as the index nearly retreated below 10,000 in the difficult third quarter before once again lifting to a record high in December. While the Dow performed well overall during 1999, it was actually the technology-heavy NASDAQ stock index that stole the show, returning a phenomenal 86 percent for the year. However, these high returns helped to mask that not all securities shared in the good fortune--the indices were fueled by the outstanding performance of a relatively small group of investments.

   Q
      GIVEN THIS ENVIRONMENT, WHAT STRATEGIES DID YOU USE TO MANAGE THE FUND?
   A

      We consistently manage the Fund to seek current income, capital appreciation, and conservation of capital by investing primarily in convertible securities. In seeking to meet this objective, we continued to focus on growth companies and to diversify across market sectors. This approach helped the Fund's returns during the reporting period because of the outstanding performance of many growth investments in 1999.

    During the reporting period, the portfolio was weighted heavily in technology and communications-services--two of the market's fastest-growing areas. This concentration had an extremely favorable impact on the Fund's performance. Of course, there's no guarantee that the factors that contributed to this strong performance will continue to occur in the future.

    We also decided to decrease the Fund's exposure to companies in industries that have tended to perform poorly in an environment of rising interest rates, as we experienced in 1999. As a result, we minimized our investments in financial services, utilities, real estate, and transportation. This reduction was most significant with regard to electric utilities, in which the Fund had been heavily invested early in the reporting period. We opted to eliminate most of our holdings in this area because of poor recent performance and because we don't see an indication on the horizon that electric utilities will perform better.

   Q
      WHAT WERE SOME OF THE INVESTMENTS THAT HAD THE MOST POSITIVE EFFECT ON THE FUND'S RETURN?
   A

      The Fund benefited from its investments in companies we believe are positioned to gain from the exploding demand for wireless communications. The Fund was most helped by its holding in Qualcomm, which owns the patent on wireless CDMA technology, widely becoming the standard in U.S. cellular phones. Qualcomm's stock skyrocketed during the period, especially during the fourth quarter. Along similar lines, the Fund was helped by its significant weighting in Comverse Technology, which makes telecommunications systems such as voice-mail services; Omnipoint, a cellular-service provider; and LSI Logic, a maker of semiconductors used in wireless-communications devices.

    Internet companies were also big winners in 1999. During the first half of the reporting period, we avoided many "pure" Internet companies because we saw their valuations as extremely high and because sales-growth estimates were falling. As the reporting period went on, we started to increase the Fund's exposure to this area, focusing on high-quality companies whose sales and, possibly, earnings estimates again were rising. We remain concerned about Internet valuations, however, and are investing the Fund's assets in this area selectively. One extremely successful Internet company that met our criteria and helped the Fund's return was America Online, the leading Internet service provider.

    Other securities whose performance contributed greatly to our results were Conexant Systems (semiconductors), Veritas Software (maker of software for data storage), NTL (an integrated cable and telephone operator in the U.K.), and Home Depot (home products superstore). Not all securities in the Fund performed as favorably as these, nor is there any guarantee they will continue to do so. For additional Fund portfolio highlights, please refer to page 9.

   Q

      WHICH INVESTMENTS HAD THE MOST NEGATIVE EFFECT ON THE FUND?
   A

      On the down side, Unisys, a major systems integrator for large businesses, saw its stock price plummet early in the fourth quarter after the company announced that revenue and earnings for the third quarter would be less than expected. Other securities whose performance hurt the Fund's return during 1999 were automotive-component manufacturer Tower Automotive, communications provider AT&T, home-building company Lennar, and holding company Roche Holdings.

   Q

      HOW DID THE FUND PERFORM DURING THE LAST 12 MONTHS?
   A

      Thanks to successful security selection and the Fund's substantial weighting in technology and communications services, the Fund performed very well during the reporting period, with a 12-month total return of
50.01(1) (Class A shares at net asset
value) as of December 31, 1999. By comparison, the Russell 2000 Index returned
21.26 percent, and the Lipper Convertible Securities Fund Index, which more closely resembles the Fund, returned 28.30 percent. The unmanaged Russell 2000 Index reflects the average performance of small-cap stocks, and the Lipper Convertible Securities Fund Index represents the average performance of the 10 largest convertible securities funds.

    These indices are statistical composites that do not include any commissions or sales charges that would be paid by an investor purchasing the securities they represent. Such costs would lower the performance of the indices. An investment cannot be made directly in an index. Please refer to the chart and footnotes on page 3 for additional Fund performance results. Past performance doesn't guarantee future performance.

   Q

      WHAT IS YOUR SIX-MONTH OUTLOOK FOR THE FUND?
   A

      Barring any unforeseen events, we envision continued worldwide economic health, low inflation, and strong earnings growth. Of course, our outlook may in part depend on the timing and frequency of Federal Reserve interest-rate changes. Although recent rate increases have had only a moderately negative effect on stock prices, an additional rate hike could have a more substantial impact. We're also keeping our eye on stock valuations, because the higher they get, the greater the negative impact on the Fund if investors were to lose their enthusiasm for growth stocks.

    We believe convertibles offer investors a less aggressive means of investing in growth companies--particularly in emerging industries such as Internet technology. Investing in this area of the market can be risky, and convertibles may enable investors to participate in potential market gains and income while enjoying the potential for reduced volatility. This can be an attractive feature in uncertain economic times.

      Management's Discussion of the Convertible Securities Fund's Performance
                            and Financial Highlights
                as of the Annual Report dated December 31, 1999.
                             LETTER TO SHAREHOLDERS

January 20, 2000

Dear Shareholder:

    As we enter a new century--and millennium--it seems appropriate to take a look back at the progress that's been made over the last 100 years and how the world of investing has changed over the generations. Although rapid advances in technology and science have dramatically altered the world that we live in today, one of the greatest shifts we've seen is the increasing importance of investing for many Americans.

    Once considered primarily for the wealthy, investing in the stock market is now available to most people. In fact, almost 79 million individuals--who represent almost half of all U.S. households--own stocks either directly or through mutual funds. This is even more impressive when considering that just 16 years earlier, only 19 percent of households owned stocks. Another important shift has been the need for retirement planning beyond a pension plan or Social Security. The Investment Company Institute, the leading mutual fund industry association, reports that 77 percent of all mutual fund shareholders earmarked retirement as their primary financial goal in 1998.

    Through all the changes in the investment environment over the past century, the general principles that have made generations of investors successful remain the same. Some that have stood the test of time include:

    - INVESTING FOR THE LONG-TERM

    - BASING INVESTMENT DECISIONS ON SOUND RESEARCH

    - BUILDING A DIVERSIFIED PORTFOLIO

    - BELIEVING IN THE VALUE OF PROFESSIONAL INVESTMENT ADVICE

    While no one can predict the future, at Van Kampen we believe that these ideas will remain important tenets for investors well into this century. As we continue to focus on these principles, we hope that our decades of investment experience can help bring you closer to your financial goals as we welcome the new millennium.

Sincerely,

/s/ Richard F. Powers III              /s/ Dennis J. McDonnell
Richard F. Powers, III                 Dennis J. McDonnell
Chairman                               President
Van Kampen Asset Management Inc.       Van Kampen Asset Management Inc.

                               ECONOMIC SNAPSHOT

ECONOMIC GROWTH

    The nation's brisk rate of economic growth continued throughout 1999, bringing the United States to the verge of its longest economic expansion on record. High levels of consumer spending, a host of new jobs, and increasing productivity kept the economy strong. Gross domestic product, the primary measure of economic growth, increased 4.2 percent for the year, including an impressive annualized rate of 5.7 percent for the third quarter and 5.8 percent in the fourth quarter.

EMPLOYMENT

    The job market remained vibrant throughout the year, with more than 2.7 million U.S. jobs created in 1999. In addition, unemployment dropped to 4.1 percent in October--its lowest rate in three decades. With jobs plentiful and wages on the rise, most Americans were optimistic about the future. At the end of the year the consumer confidence index hit its highest level since 1968. Although wage pressures caused some concerns about the potential erosion of corporate profits, productivity gains helped keep those concerns muted through the end of the year.

INFLATION AND INTEREST RATES

    Although the Consumer Price Index continued to reflect historically low inflation--rising only 2.7 percent during 1999--concerns about future increases in inflation were prevalent throughout the reporting period. The Federal Reserve Board remained active in guarding against inflation and trying to temper economic growth. The Fed reversed its three interest-rate cuts from the fall of 1998 by raising rates in June, August, and November 1999.

                          U.S. GROSS DOMESTIC PRODUCT
                      Seasonally Adjusted Annualized Rates
                 Third Quarter 1997 through Fourth Quarter 1999
[BAR GRAPH]

97Q3                                                                               4
97Q4                                                                              3.1
98Q1                                                                              6.7
98Q2                                                                              2.1
98Q3                                                                              3.8
98Q4                                                                              5.9
99Q1                                                                              3.7
99Q2                                                                              1.9
99Q3                                                                              5.7
99Q4                                                                              5.8

    Source: Bureau of Economic Analysis

           PERFORMANCE RESULTS FOR THE PERIOD ENDED DECEMBER 31, 1999

                     VAN KAMPEN CONVERTIBLE SECURITIES FUND
                            NYSE TICKER SYMBOL--VXS

 TOTAL RETURNS
One-year total return based on market price(1)............    39.22%
One-year total return based on NAV(2).....................    50.19%
 DISTRIBUTION RATE
Distribution rate as a % of closing common stock
price(3)..................................................     3.25%
 SHARE VALUATIONS
Net asset value...........................................  $  33.99
Closing common stock price................................  $25.8750
One-year high common stock price (12/31/99)...............  $25.8750
One-year low common stock price (03/24/99)................  $19.6875

(1)Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Fund's dividend reinvestment plan, and sale of all shares at the closing stock price at the end of the period indicated.

(2)Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

(3)Distribution rate represents the quarterly annualized distributions of the Fund at the end of the period and not the earnings of the Fund.

See the Comparative Performance section of the current prospectus. An investment should be made with an understanding of the risks that an investment in equity securities entails. These include the risk that the financial condition of the Issuers of the securities in the portfolio, or the condition of the stock market in general, may worsen and therefore, the value of Fund shares may decline. Past performance does not guarantee future results. Investment return and net asset value will fluctuate with market conditions. Fund shares, when redeemed, may be worth more or less than their original cost.

                          PORTFOLIO MANAGEMENT REVIEW

                     VAN KAMPEN CONVERTIBLE SECURITIES FUND

We recently spoke with representatives of the adviser of the Van Kampen Convertible Securities Fund about the key events and economic forces that shaped the markets during the past 12 months. The representatives include Christine Drusch, senior portfolio manager, who has been the Fund's lead manager since February 1998 and has worked in the investment industry since 1985. She is joined by Matthew Hart and David McLaughlin, portfolio managers, and Stephen L. Boyd, chief investment officer for equity investments. The following discussion reflects their views on the Fund's performance during the 12 months ended December 31, 1999.

   Q
      WHAT MARKET FACTORS AFFECTED THE FUND DURING THE REPORTING PERIOD?
   A

      The Dow Jones Industrial Average--perhaps the country's most widely recognized stock market index--began the reporting period near 9200, crossing several key milestones in the first half of the year: 10,000 in
March and 11,000 in May. Major fluctuations followed, however, as the index nearly retreated below 10,000 in the difficult third quarter before once again lifting to a record high in December. While the Dow performed well overall during 1999, it was actually the technology-heavy NASDAQ stock index that stole the show, returning a phenomenal 86 percent for the year. However, these high returns helped to mask that not all securities shared in the good fortune--the indices were fueled by the outstanding performance of a relatively small group of investments.

   Q
      GIVEN THIS ENVIRONMENT, WHAT STRATEGIES DID YOU USE TO MANAGE THE FUND?
   A

      We consistently manage the Fund to seek current income, capital appreciation, and conservation of capital by investing primarily in convertible securities. In seeking to meet this objective, we continued to focus on growth companies and to diversify across market sectors. This approach helped the Fund's returns during the reporting period because of the outstanding performance of many growth investments in 1999.

    During the reporting period, the portfolio was weighted heavily in securities of technology and communications-services companies. This weighting had an extremely favorable impact on our performance, as these were two of the market's fastest-growing areas. Of course, there's no guarantee that the factors that contributed to this strong performance will continue to occur in the future.

    We also decided to decrease our exposure to companies in industries that have tended to perform poorly in an environment of rising interest rates, as we experienced in 1999. As a result, we minimized our investments in financial services, electric utilities, and transportation. This reduction was most significant with regard to electric utilities, in which the Fund had been heavily invested early in the reporting period. We opted to eliminate most of our holdings in this area because of poor recent performance and because we don't see an indication on the horizon that electric utilities will perform better.

   Q
      WHAT WERE SOME OF YOUR INVESTMENTS THAT HAD THE MOST POSITIVE EFFECT ON THE FUND'S RETURN?
   A

      The Fund benefited from its investments in companies we believe are positioned to gain from the exploding demand for wireless communications. We were most helped by our holding in Qualcomm, which owns the patent on wireless CDMA technology, widely becoming the standard in U.S. cellular phones. Qualcomm's stock skyrocketed during the period, especially during the fourth quarter. Along similar lines, we were helped by the Fund's significant weighting in Comverse Technology, which makes telecommunications systems such as voice-mail services; Omnipoint, a cellular-service provider; and LSI Logic, a maker of semiconductors used in wireless-communications devices.

    Internet companies were also big winners in 1999. During the first half of the reporting period, we avoided many "pure" Internet companies because we saw their valuations as extremely high and because sales-growth estimates were falling. As the reporting period went on, we started to increase our exposure to this area, focusing on high-quality companies whose sales and, possibly, earnings estimates were again rising. We remain concerned about Internet valuations, however, and are investing in this area selectively. One extremely successful Internet company that met our criteria and helped the Fund's return was America Online, the leading Internet service provider.

    Other securities whose performance contributed greatly to our results were Conexant Systems (semiconductors), Veritas Software (maker of software for data storage), NTL (an integrated cable and telephone operator in the U.K.), and Home Depot (home products superstore). Not all securities in the Fund performed as favorably as these, nor is there any guarantee they will continue to do so.

   Q

      WHICH INVESTMENTS HAD THE MOST NEGATIVE EFFECT ON THE FUND?
   A

      On the down side, Unisys, a major systems integrator for large businesses, saw its stock price plummet early in the fourth quarter after the company announced that revenue and earnings for the third quarter would be less than expected. Other securities whose performance hurt the Fund's return during 1999 were automotive-component manufacturer Tower Automotive, communications provider AT&T, home-building company Lennar, and holding company Roche Holdings.

   Q

      HOW DID THE FUND PERFORM DURING THE LAST 12 MONTHS?
   A

      Thanks to successful security selection and the Fund's substantial weighting in technology and communications services, the Fund performed very well during the reporting period. The Fund generated a total return of 50.19 percent(2) at net asset value and 39.22 percent(1) at market price. The Fund's return reflects the change in market price per share on the New York Stock Exchange from $19.875 on December 31, 1998, to 25.875 on December 31, 1999, and dividends totaling $0.84 per share. Please refer to the chart on page 3 for additional Fund performance results.

   Q

      WHAT IS YOUR SIX-MONTH OUTLOOK FOR THE FUND?
   A

      Barring any unforeseen events, we envision continued worldwide economic health, low inflation, and strong earnings growth. Of course, our outlook may in part depend on the timing and frequency of Federal Reserve interest-rate changes. Although recent rate increases have had only a moderately negative effect on stock prices, an additional rate hike could have a more substantial impact. We're also keeping our eye on stock valuations, because the higher they get, the greater the negative impact on the Fund if investors were to lose their enthusiasm for growth stocks.

    We believe convertibles offer investors a less aggressive means of investing in growth companies--particularly in emerging industries such as Internet technology. Investing in this area of the market can be risky, and convertibles may enable investors to participate in potential market gains and income while enjoying the potential for reduced volatility. This is an attractive feature in uncertain economic times.

                              FINANCIAL HIGHLIGHTS

  The following schedule presents financial highlights for one common share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                ---------------------------------
                                                 1999         1998         1997
---------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period......  $23.868      $24.265      $24.451
                                                -------      -------      -------
  Net Investment Income.......................     .804         .896        1.006
  Net Realized and Unrealized Gain/Loss.......   10.954         .530        3.014
                                                -------      -------      -------
Total from Investment Operations..............   11.758        1.426        4.020
                                                -------      -------      -------
Less:
  Distributions from and in Excess of Net
    Investment Income.........................     .840         .880        1.179
  Distributions from and in Excess of Net
    Realized Gain.............................     .794         .943        3.027
                                                -------      -------      -------
Total Distributions...........................    1.634        1.823        4.206
                                                -------      -------      -------
Net Asset Value, End of the Period............  $33.992      $23.868      $24.265
                                                =======      =======      =======
Market Price Per Share at End of the Period...  $25.875      $19.875      $21.125
Total Investment Return at Market Price (a)...   39.22%        2.05%       19.48%
Total Return at Net Asset Value (b)...........   50.19%        5.90%       18.57%
Net Assets at End of the Period (In
  millions)...................................  $ 110.2      $  77.4      $  78.7
Ratio of Expenses to Average Net Assets.......     .76%         .83%         .76%
Ratio of Net Investment Income to Average Net
  Assets......................................    3.03%        3.75%        3.86%
Portfolio Turnover............................     107%         157%         181%

(a) Total Investment Return at Market Price reflects the change in market value of the shares for the period indicated with reinvestment of dividends in accordance with the Fund's dividend reinvestment plan.

(b) Total Return at Net Asset Value (NAV) reflects the change in value of the Fund's assets with reinvestment of dividends based upon NAV.

--------------------------------------------------------------------------------

Year Ended December 31,
------------------------------------------------------------------------
      1996      1995      1994      1993      1992      1991      1990
------------------------------------------------------------------------
     $ 24.41   $ 21.62   $ 24.88   $ 23.64   $ 22.23   $ 19.41   $ 22.73
     -------   -------   -------   -------   -------   -------   -------
        .968      1.14      1.09      1.15     1.175      1.32      1.47
       1.768    3.5325     (2.56)     2.01     1.415      2.90   (3.2475)
     -------   -------   -------   -------   -------   -------   -------
       2.736    4.6725     (1.47)     3.16      2.59      4.22   (1.7775)
     -------   -------   -------   -------   -------   -------   -------
       1.005      1.15      1.10      1.12      1.18      1.40      1.40
       1.690     .7325       .69       .80       -0-       -0-     .1425
     -------   -------   -------   -------   -------   -------   -------
       2.695    1.8825      1.79      1.92      1.18      1.40    1.5425
     -------   -------   -------   -------   -------   -------   -------
     $24.451   $ 24.41   $ 21.62   $ 24.88   $ 23.64   $ 22.23   $ 19.41
     =======   =======   =======   =======   =======   =======   =======
     $21.125   $21.375   $18.125   $22.375   $20.375   $19.250   $16.625
      11.67%    28.88%   (11.71%)   19.43%    12.31%    24.68%   (10.39%)
      11.51%    23.42%    (5.29%)   14.50%    12.84%    23.32%    (7.37%)
       $79.3     $79.1     $70.1     $80.7     $76.6     $72.1     $62.9
        .88%      .80%      .82%      .87%      .88%      .89%      .86%
       3.88%     4.82%     4.70%     4.60%     5.28%     6.41%     7.01%
        140%      127%      111%      128%       87%      168%       95%

                                              See Notes to Financial Statements.

                           PROSPECTUS/PROXY STATEMENT

                             VAN KAMPEN HARBOR FUND
            RELATING TO THE ACQUISITION OF ASSETS AND LIABILITIES OF

                     VAN KAMPEN CONVERTIBLE SECURITIES FUND

                                 JUNE   , 2000
 ------------------------------------------------------------------------------

                               TABLE OF CONTENTS

                                                                        PAGE
                                                                        ----
THE PROPOSED REORGANIZATION.........................................       3
A.      SUMMARY.....................................................       3
          The Reorganization........................................       3
          Reasons for the Proposed Reorganization...................       4
          Comparison of the Harbor Fund and the Convertible
            Securities Fund.........................................       7
B.      RISK FACTORS................................................      18
          Similarity of Risks.......................................      18
          Differences in Risks......................................      19
C.      THE PROPOSED REORGANIZATION.................................      20
          Terms of the Agreement....................................      20
          Description of Shares to be Issued........................      21
          Continuation of Shareholder Accounts and Plans; Share
          Certificates..............................................      22
          Federal Income Tax Consequences...........................      22
          Expenses..................................................      24
          Ratification of Investment Objective, Investment Policies
            and Investment Restrictions of the Harbor Fund..........      24
          Legal Matters.............................................      24
D.      RECOMMENDATION OF THE CONVERTIBLE SECURITIES FUND BOARD.....      25
OTHER INFORMATION...................................................      25
A.      SHAREHOLDERS OF THE CONVERTIBLE SECURITIES FUND AND THE
          HARBOR FUND...............................................      25
B.      SHAREHOLDER PROPOSALS.......................................      25
VOTING INFORMATION AND REQUIREMENTS.................................      26
EXHIBIT A: MANAGEMENT'S DISCUSSION OF VAN KAMPEN HARBOR FUND AND VAN
  KAMPEN CONVERTIBLE SECURITIES FUND PERFORMANCE; FINANCIAL
  HIGHLIGHTS OF VAN KAMPEN CONVERTIBLE SECURITIES FUND..............     A-1

 ------------------------------------------------------------------------------

                               [VAN KAMPEN LOGO]
 ------------------------------------------------------------------------------

  ------------------------------------------------------------------------------
                                                                      Harbor

  ------------------------------------------------------------------------------

                                   VAN KAMPEN
                                  HARBOR  FUND


                 Van Kampen Harbor Fund is a mutual fund with the investment objective to seek to provide current income, capital appreciation and conservation of capital. The Fund's investment adviser seeks to achieve the Fund's investment objective by investing principally in a portfolio of debt securities, primarily convertible bonds and convertible preferred stocks.


                 Shares of the Fund have not been approved or disapproved by the Securities and Exchange Commission (SEC) or any state regulator, and neither the SEC nor any state regulator has passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.



                   This prospectus is dated  APRIL 28, 2000.


                            [VAN KAMPEN FUNDS LOGO]

                               TABLE OF CONTENTS


Risk/Return Summary...............................    3
Fees and Expenses of the Fund.....................    6
Investment Objective, Policies and Risks..........    7
Investment Advisory Services......................   13
Purchase of Shares................................   14
Redemption of Shares..............................   20
Distributions from the Fund.......................   22
Shareholder Services..............................   22
Federal Income Taxation...........................   24
Financial Highlights..............................   26
Appendix - Description of Securities Ratings......  A-1


No dealer, salesperson or any other person has been authorized to give any information or to make any representations, other than those contained in this prospectus, in connection with the offer contained in this prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund, the Fund's investment adviser or the Fund's distributor. This prospectus does not constitute an offer by the Fund or by the Fund's distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Fund to make such an offer in such jurisdiction.

                              RISK/RETURN SUMMARY

                              INVESTMENT OBJECTIVE


The Fund is a mutual fund with the investment objective to seek to provide current income, capital appreciation and conservation of capital.


                             INVESTMENT STRATEGIES


The Fund's investment adviser seeks to achieve the Fund's investment objective by investing principally in a portfolio of debt securities, primarily convertible bonds and convertible preferred stocks. Under normal market conditions, the Fund invests at least 50% of its total assets (excluding cash, cash equivalents and government securities) in convertible debt securities. The Fund's investment adviser emphasizes income-producing securities of companies whose common stocks are believed to have good prospects for capital appreciation. The Fund's investment adviser seeks to identify companies with improving fundamentals, strong earnings growth, increasing market share and attractive valuations that are likely to provide investors with equity participation through their issuance of convertible securities. Portfolio securities are sold when the Fund's investment adviser's assessments of the income or growth potential of such securities materially change. The Fund may invest in securities without limitations as to credit ratings, and such investments may include high-, medium-, or lower-rated securities or unrated securities. Securities rated BB or lower by Standard & Poor's ("S&P") or rated Ba or lower by Moody's Investors Service, Inc. ("Moody's") and unrated securities of comparable quality are commonly referred to as "junk bonds" and involve special risks as compared to investments in higher-grade securities (see the appendix to this prospectus for an explanation of securities ratings). The Fund may invest up to 45% of its total assets in common stocks and up to 15% of its total assets in securities of foreign issuers. The Fund may purchase and sell certain derivative instruments, such as options, futures and options on futures, for various portfolio management purposes.


                                INVESTMENT RISKS


An investment in the Fund is subject to investment risks, and you could lose money on your investment in the Fund. There can be no assurance that the Fund will achieve its investment objective.



MARKET RISK. Market risk is the possibility that the market values of securities owned by the Fund will decline. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Investments in common stock generally are affected by changes in the stock markets, which fluctuate substantially over time, sometimes suddenly and sharply. During an overall stock market decline, stock prices of small- or medium- sized companies (in which the Fund may invest) often fluctuate more than prices of larger companies. The prices of the Fund's investments in common stocks may or may not fluctuate in tandem with overall changes in the stock market. The prices of debt securities tend to fall as interest rates rise, and such declines tend to be greater among debt securities with longer maturities. Lower-grade securities, especially those with long maturities or that do not make regular interest payments, may be more volatile and may decline more in price in response to negative issuer or general economic news than higher-grade securities.



The prices of convertible securities are affected by changes similar to those of debt and equity securities. The value of a convertible security tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying equity security.


CREDIT RISK. Credit risk refers to an issuer's ability to make timely payments of interest and principal. Because the Fund may invest in securities with low credit quality, it is subject to a higher level of credit risk than a fund that buys only investment grade securities. The credit quality of "noninvestment grade" securities is considered speculative by recognized rating agencies with respect to the issuer's continuing ability to pay interest and principal. Lower-grade securities may have less liquidity and a higher incidence of default than investments in higher-grade securities. The Fund may incur higher expenditures to protect the Fund's interest in such securities. The credit risks and market prices of lower-grade securities generally are more sensitive to negative corporate developments, such as a decline in profits, or adverse economic conditions, such as a recession, than are higher-grade securities.

INCOME RISK. The interest income on debt securities, including convertible bonds, generally is affected by prevailing interest rates, which can vary widely over the short- and long-term. The ability of equity securities to generate income generally depends on the earnings and continuing declaration of dividends by the issuers of such securities. If interest rates drop or dividends are reduced or discontinued, your income from the Fund may drop as well.

CALL RISK. If interest rates fall, it is possible that issuers of callable securities with high interest rates will buy back or call their securities before their maturity dates. In this event, the proceeds from the called securities would most likely be reinvested by the Fund in securities bearing the new, lower interest rates, resulting in a possible decline in the Fund's income and distributions to shareholders and termination of any conversion option on convertible securities.



FOREIGN RISKS. Because the Fund may own securities of foreign issuers, it may be subject to risks not usually associated with owning securities of U.S. issuers. These risks can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in financial reporting, differences in securities regulation and trading, and foreign taxation issues.



RISKS OF USING DERIVATIVE INSTRUMENTS. In general terms, a derivative instrument is one whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures and options on futures are examples of derivatives. Derivative instruments involve risks different from the direct investment in underlying securities. These risks include imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to certain transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the transactions may not be liquid.



MANAGER RISK. As with any managed fund, the Fund's investment adviser may not be successful in selecting the best-performing securities or investment techniques, and the Fund's performance may lag behind that of similar funds.



                                INVESTOR PROFILE



In light of the Fund's investment objective and strategies, the Fund may be appropriate for investors who:



- Seek current income and capital appreciation over the long term



- Are willing to take on the substantially increased risks of investments in medium- and lower-grade securities in exchange for potentially higher income and capital appreciation



- Can withstand volatility in the value of their shares of the Fund



- Wish to add to their investment portfolio a fund that invests principally in convertible securities



An investment in the Fund is not a deposit of any bank or other insured depository institution. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.



An investment in the Fund may not be appropriate for all investors. The Fund is not intended to be a complete investment program, and investors should consider their long-term investment goals and financial needs when making an investment decision about the Fund. An investment in the Fund is intended to be a long-term investment, and the Fund should not be used as a trading vehicle.


                               ANNUAL PERFORMANCE


One way to measure the risks of investing in the Fund is to look at how its performance has varied from year-to-year. The following chart shows the annual returns of the Fund's Class A Shares over the ten calendar years prior to the date of this prospectus. Sales loads are not reflected in this chart. If these sales loads had been included, the returns shown below would have been lower. Remember that the past performance of the Fund is not indicative of its future performance.


                                                                             ANNUAL RETURN
                                                                             -------------
1990                                                                             -1.23
1991                                                                             23.08
1992                                                                              9.72
1993                                                                             13.56
1994                                                                             -6.43
1995                                                                             22.46
1996                                                                             12.08
1997                                                                             16.91
1998                                                                              7.52
1999                                                                             50.01


The Fund's return for the three-month period ended March 31, 2000 was 13.15%.

The annual return variability of the Fund's Class B Shares and Class C Shares would be substantially similar to that shown for the Class A Shares because all of the Fund's shares are invested in the same portfolio of securities; however, the actual annual returns of the Class B Shares and Class C Shares would be lower than the annual returns shown for the Fund's Class A Shares because of differences in the expenses borne by each class of shares.


During the ten-year period shown in the bar chart, the highest quarterly return for Class A Shares was 32.75% (for the quarter ended December 31, 1999) and the lowest quarterly return was -13.64% (for the quarter ended September 30, 1998).


                            COMPARATIVE PERFORMANCE


As a basis for evaluating the Fund's performance and risks, the table below shows how the Fund's performance compares with the Russell 2000 Stock Index*, a broad-based market index that the Fund's investment adviser believes is an appropriate benchmark for the Fund, and with the Lipper Convertible Securities Fund Index, an index of funds with similar investment objectives. The Fund's performance figures include the maximum sales charges paid by investors. The indices' performance figures do not include any commissions or sales charges that would be paid by investors purchasing the securities represented by those indices. An investment can not be made directly in the indices. Average annual total returns are shown for the periods ended December 31, 1999 (the most recently completed calendar year prior to the date of this prospectus). Remember that the past performance of the Fund is not indicative of its future performance.



      Average Annual
       Total Returns                         Past 10
          for the                             Years
       Periods Ended      Past     Past     or Since
     December 31, 1999   1 Year   5 Years   Inception
---------------------------------------------------------
    Van Kampen Harbor
    Fund--Class A
    Shares               41.35%   19.52%      13.21%
    Russell 2000 Stock
    Index                21.26%   16.69%      13.40%
    Lipper Convertible
    Securities Fund
    Index                28.30%   16.44%      12.39%
 .........................................................
    Van Kampen Harbor
    Fund--Class B
    Shares               44.02%   19.87%      14.60%(1)**
    Russell 2000 Stock
    Index                21.26%   16.69%      14.67%(2)
    Lipper Convertible
    Securities Fund
    Index                28.30%   16.44%      13.27%(2)
 .........................................................
    Van Kampen Harbor
    Fund--Class C
    Shares               47.95%   20.01%      14.67%(3)
    Russell 2000 Stock
    Index                21.26%   16.69%      12.99%(4)
    Lipper Convertible
    Securities Fund
    Index                28.30%   16.44%      12.52%(5)
 .........................................................


 Inception dates: (1) 12/20/91, (2) 12/31/91, (3) 10/26/93,  (4) 10/31/93, (5)
10/28/93.

  * The Russell 2000 Stock Index is a small-cap stock benchmark composed of the smallest 2,000 companies of the Russell 3000 Stock Index (an index of the 3,000 largest U.S. companies based on market capitalization).


 ** The "Since Inception" performance for Class B Shares reflects the conversion of such shares into Class A Shares six years after the end of the calendar month in which shares were purchased. Class B Shares purchased on or after June 1, 1996 will convert to Class A Shares eight years after purchase. See "Purchase of Shares".

                               FEES AND EXPENSES
                                  OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


                       Class A      Class B      Class C
                       Shares       Shares       Shares
------------------------------------------------------------
                      SHAREHOLDER FEES
         (fees paid directly from your investment)
------------------------------------------------------------
Maximum sales charge
(load) imposed on
purchases (as a
percentage of          5.75%(1)      None         None
offering price)
 ............................................................
Maximum deferred
sales charge (load)
(as a percentage of
the lesser of
original purchase
price or redemption
proceeds)              None(2)      5.00%(3)     1.00%(4)
 ............................................................
Maximum sales charge
(load) imposed on
reinvested dividends
                        None         None         None
 ............................................................
Redemption fees         None         None         None
 ............................................................
Exchange fee            None         None         None
 ............................................................
               ANNUAL FUND OPERATING EXPENSES
       (expenses that are deducted from Fund assets)
------------------------------------------------------------
Management fees         0.53%        0.53%        0.53%
 ............................................................
Distribution and/or
service (12b-1)
fees(5)                 0.24%        1.00%(6)     1.00%(6)
 ............................................................
Other expenses          0.23%        0.24%        0.23%
 ............................................................
Total annual fund
operating expenses
                        1.00%        1.77%        1.76%
 ............................................................


(1) Reduced for purchases of $50,000 and over. See "Purchase of Shares -- Class A Shares."
(2) Investments of $1 million or more are not subject to any sales charge at the time of purchase, but a deferred sales charge of 1.00% may be imposed on certain redemptions made within one year of the purchase. See "Purchase of Shares -- Class A Shares."

(3) The maximum deferred sales charge is 5.00% in the first year after purchase, declining thereafter as follows:

                                    Year 1-5.00%
    Year 2-4.00%
    Year 3-3.00%
    Year 4-2.50%
    Year 5-1.50%
    After-None
  See "Purchase of Shares -- Class B Shares."
(4) The maximum deferred sales charge is 1.00% in the first year after purchase and 0.00% thereafter. See "Purchase of Shares -- Class C Shares."

(5) Class A Shares are subject to an annual service fee of up to 0.25% of the average daily net assets attributable to such class of shares. Class B Shares and Class C Shares are each subject to a combined annual distribution and service fee of up to 1.00% of the average daily net assets attributable to such class of shares. See "Purchase of Shares."


(6) Because distribution and/or service (12b-1) fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.


Example:

The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other mutual funds.


The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same each year (except for the ten-year amounts for Class B Shares which reflect the conversion of Class B Shares to Class A Shares after eight years). Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                           One       Three       Five        Ten
                           Year      Years      Years       Years
----------------------------------------------------------------------
Class A Shares             $671       $875      $1,096      $1,729
 ......................................................................
Class B Shares             $680       $857      $1,109      $1,881*
 ......................................................................
Class C Shares             $279       $554        $954      $2,073
 ......................................................................


You would pay the following expenses if you did not redeem your shares:

                           One       Three       Five        Ten
                           Year      Years      Years       Years
----------------------------------------------------------------------
Class A Shares             $671       $875      $1,096      $1,729
 ......................................................................
Class B Shares             $180       $557        $959      $1,881*
 ......................................................................
Class C Shares             $179       $554        $954      $2,073
 ......................................................................

* Based on conversion to Class A Shares after eight years.

                             INVESTMENT OBJECTIVE,


                               POLICIES AND RISKS



The Fund's investment objective is to seek to provide current income, capital appreciation and conservation of capital. The Fund's investment objective is a fundamental policy and may not be changed without shareholder approval of a majority of the Fund's outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). There are risks inherent in all investments in securities; accordingly there can be no assurance that the Fund will achieve its investment objective.



The Fund's investment adviser seeks to achieve the Fund's investment objective by investing principally in a portfolio of debt securities, primarily convertible bonds and convertible preferred stocks. As a fundamental investment policy, the Fund invests, under normal market conditions, at least 50% of the Fund's total assets (excluding cash, cash equivalents and government securities) in convertible debt securities.



Through careful selection of individual securities, diversification of investments and by continuing supervision of the investment portfolio, the Fund's investment adviser seeks to provide income and capital appreciation while striving to reduce risk and conserve shareholder capital. The Fund's investment adviser emphasizes income-producing securities of companies whose common stocks are believed to have good prospects for capital appreciation. The Fund's investment adviser seeks to identify companies with improving fundamentals, strong earnings growth, increasing market share and attractive valuations that are likely to provide investors with equity participation through the issuance of convertible securities. The Fund may invest in issuers of small-, medium- or large-capitalization companies. The securities of small- or medium-sized companies may be subject to more abrupt or erratic market movements than securities of larger companies or the market averages in general. In addition, such companies typically are subject to a greater degree of change in earnings and business prospects than are larger companies. Thus, the Fund may be subject to greater investment risk than that assumed through investment solely in the securities of larger-capitalization companies. While attractive convertible securities of desired quality may not be available in all industries at all times, their general availability is considered by the Fund's investment adviser to be more than adequate in light of the Fund's investment objectives.



A convertible security is a bond, debenture, note, preferred stock, warrant or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying equity securities. Convertible securities ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities generally do not directly participate in any dividend increases or decreases of the underlying equity securities although the market prices of convertible securities may be affected by any such dividend changes or other changes in the underlying equity securities. Convertible securities generally rank senior to common stocks in a corporation's capital structure and generally entail less risk than common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed-income security.



The Fund's investment in convertible securities may include securities with enhanced convertible features or "equity-linked" features. Equity-linked securities come in many forms and may include features, among others, such as the following: (i) may be issued by the issuer of the underlying equity security or by a company other than the one to which the instrument is linked (usually an investment bank), (ii) may convert into equity securities, such as common stock, within a stated period from the issue date or may be redeemed for cash or some combination of cash and the linked security at a value based upon the value of the underlying equity security within a stated period from the issue date, (iii) may have various conversion features prior to maturity at the option of the holder or the issuer or both, (iv) may limit the appreciation value with caps or collars of the value of the underlying equity security and (v) may have fixed, variable or no interest payments during the life of the security which reflect the actual or a structured return relative to the underlying dividends of the linked equity security. Investments in equity-linked securities may subject the Fund to additional risks not ordinarily associated with investments in other equity securities. Because equity-linked securities are sometimes issued by a third party other than the issuer of the linked security, the Fund is subject to risks if the underlying stock underperforms and if the issuer defaults on the payment of the dividend or the common stock at maturity. In addition, the trading market for particular equity-linked securities may be less liquid, making it difficult for the Fund to dispose of a particular security when necessary and reduced liquidity in the secondary market for any such securities may make it more difficult to obtain market quotations for valuing the Fund's portfolio.



There can be no assurance of current income on convertible securities because of the issuers thereof may default on their obligations. A convertible security, in addition to providing fixed income, offers the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying equity security. There can be no assurance of capital appreciation, however, because securities prices fluctuate. Convertible securities, however, generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital appreciation. The Fund's Statement of Additional Information contains a further discussion of convertible securities.



Securities acquired by the Fund are not governed by specific ratings categories, and the Fund may purchase high-, medium-, lower-rated or unrated securities. To the extent that the Fund invests a large portion of its total assets in lower-grade securities, the Fund's ability to conserve shareholder capital may be diminished. Securities rated BB or lower by S&P or rated Ba or lower by Moody's and unrated securities determined by the Fund's investment adviser to be of comparable quality are commonly referred to as "junk bonds." Lower-rated securities are considered speculative by the rating agencies with respect to the issuer's continuing ability to make timely payments of interest and principal. Securities below investment grade involve special risks compared to higher-grade securities. See "Risks of Investing in Lower-Grade Securities" below. A detailed explanation of the various S&P and Moody's rating categories is included in the appendix to this prospectus.



                                 UNDERSTANDING


                                QUALITY RATINGS



Security ratings are based on the issuer's ability to pay interest and repay the principal. Securities with ratings above the line are considered "investment grade," while those with ratings below the line are regarded as "noninvestment grade," or "junk bonds." A detailed explanation of these and other security ratings can be found in the appendix to this prospectus.



         S&P       Moody's    Meaning
------------------------------------------------------
         AAA       Aaa        Highest quality
 ......................................................
          AA       Aa         High quality
 ......................................................
           A       A          Above-average quality
 ......................................................
         BBB       Baa        Average quality
------------------------------------------------------
          BB       Ba         Below-average quality
 ......................................................
           B       B          Marginal quality
 ......................................................
         CCC       Caa        Poor quality
 ......................................................
          CC       Ca         Highly speculative
 ......................................................
           C       C          Lowest quality
 ......................................................
           D       --         In default
 ......................................................


While the Fund invests primarily in convertible securities, the Fund may invest in the common stocks of companies. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other class of securities, including such entity's debt securities, preferred stock and other senior equity securities. Common stock usually carries with it the right to vote and frequently an exclusive right to do so. The Fund has a fundamental policy of investing not more than 45% of its total assets in common stocks.


                  RISKS OF INVESTING IN LOWER-GRADE SECURITIES



Securities which are in the lower-grade categories generally offer a higher current yield than is offered by higher-grade securities of similar maturities, but they also generally involve greater risks, such as greater credit risk, greater market risk and volatility, greater liquidity concerns and potentially greater manager risk. Investors should carefully consider the risks of owning shares of a fund which invests in lower-grade securities before investing in the Fund.

Credit risk relates to the issuer's ability to make timely payment of interest and principal when due. Lower-grade securities are considered more susceptible to nonpayment of interest and principal or default than higher grade securities. Increases in interest rates or changes in the economy may significantly affect the ability of issuers of lower-grade securities to pay interest and to repay principal, to meet projected financial goals or to obtain additional financing. In the event that an issuer of securities held by the Fund experiences difficulties in the timely payment of principal and interest and such issuer seeks to restructure the terms of its borrowings, the Fund may incur additional expenses and may determine to invest additional assets with respect to such issuer or the project or projects to which the Fund's portfolio securities relate. Further, the Fund may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of interest or the repayment of principal on its portfolio holdings, and the Fund may be unable to obtain full recovery on such amounts.


Market risk relates to changes in market value of a security that occur as a result of variation in the level of prevailing interest rates and yield relationships in the debt securities market and as a result of real or perceived changes in credit risk. The value of the Fund's portfolio securities can be expected to fluctuate over time. When interest rates decline, the value of a portfolio invested in fixed income securities generally can be expected to rise. Conversely, when interest rates rise, the value of a portfolio invested in fixed income securities generally can be expected to decline. However, the secondary market prices of lower grade securities generally are less sensitive to changes in interest rates and are more sensitive to general adverse economic changes or specific developments with respect to the particular issues than are the secondary market prices of higher-grade securities. A significant increase in interest rates or a general economic downturn could severely disrupt the market for lower-grade securities and adversely affect the market value of such securities. Such events also could lead to a higher incidence of default by issuers of lower-grade securities as compared with higher-grade securities. In addition, changes in credit risks, interest rates, the credit markets or periods of general economic uncertainty can be expected to result in increased volatility in the market price of the securities in the Fund's portfolio and thus in the net asset value of the Fund. Adverse publicity and investor perceptions, whether or not based on rational analysis, may affect the value and liquidity of lower-grade securities.


The markets for lower-grade securities may be less liquid than the markets for higher-grade securities. Liquidity relates to the ability of a fund to sell a security in a timely manner at a price which reflects the value of that security. To the extent that there is no established retail market for some of the lower-grade securities in which the Fund may invest, trading in such securities may be relatively inactive. Prices of lower-grade securities may decline rapidly in the event a significant number of holders decide to sell. Changes in expectations regarding an individual issuer or lower-grade securities generally could reduce market liquidity for such securities and make their sale by the Fund more difficult, at least in the absence of price concessions. The effects of adverse publicity and investor perceptions may be more pronounced for securities for which no established retail market exists as compared with the effects on securities for which such a market does exist. An economic downturn or an increase in interest rates could severely disrupt the market for such securities and adversely affect the value of outstanding securities or the ability of the issuers to repay principal and interest. Further, the Fund may have more difficulty selling such securities in a timely manner and at their stated value than would be the case for securities for which an established retail market does exist.

The Fund's investment adviser is responsible for determining the net asset value of the Fund, subject to the supervision of the Fund's Board of Trustees. During periods of reduced market liquidity and in the absence of readily available market quotations for lower-grade securities held in the Fund's portfolio, the ability of the Fund's investment adviser to value the Fund's securities becomes more difficult and the investment adviser's use of judgment may play a greater role in the valuation of the Fund's securities due to the reduced availability of reliable objective data.


The Fund may invest in securities not producing immediate cash income, including zero-coupon securities or pay-in-kind securities, when their effective yield over comparable instruments producing cash income make these investments attractive. Prices on non-cash-paying instruments may be more sensitive to changes in the issuer's financial condition, fluctuation in interest rates and market demand/supply imbalances than cash-paying securities with similar credit ratings, and thus may be more speculative. In addition, the accrued interest income earned on such instruments is included in investment company taxable income, and thereby is included in the required minimum distributions to shareholders without providing the corresponding cash flow with which to pay such distributions. The Fund must distribute substantially all of its investment company taxable income to its shareholders to qualify for pass-through treatment under federal income tax law and may, therefore, have to dispose of portfolio securities to satisfy distribution requirements. The Fund's investment adviser will weigh these concerns against the expected total returns from such instruments.



Many lower-grade income securities are not listed for trading on any national securities exchange, and many issuers of lower-grade income securities choose not to have a rating assigned to their obligations by any nationally recognized statistical rating organization. As a result, the Fund's portfolio may consist of a higher portion of unlisted or unrated securities as compared with an investment company that invests solely in higher-grade securities. Unrated securities are usually not as attractive to as many buyers as are rated securities, a factor which may make unrated securities less marketable. These factors may have the effect of limiting the availability of the securities for purchase by the Fund and may also limit the ability of the Fund to sell such securities at their fair market value either to meet redemption requests or in response to changes in the economy or the financial markets. Further, to the extent the Fund owns or may acquire illiquid or restricted lower-grade securities, these securities may involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties.



The Fund will rely on its investment adviser's judgment, analysis and experience in evaluating the creditworthiness of an issue. The amount of available information about the financial condition of certain lower-grade issuers may be less extensive than other issuers. In its analysis, the Fund's investment adviser may consider the credit ratings of Moody's and S&P in evaluating securities although the investment adviser does not rely primarily on these ratings. Credit ratings of securities rating organizations evaluate only the safety of principal and interest payments. In addition, ratings are general and not absolute standards of quality, and credit ratings are subject to the risk that the creditworthiness of an issuer may change and the rating agencies may fail to change such ratings in a timely fashion. A rating downgrade does not require the Fund to dispose of a security. The Fund's investment adviser continuously monitors the issuers of securities held in the Fund's portfolio. Because of the number of investment considerations involved in investing in lower-grade securities, achievement of the Fund's investment objective may be more dependent upon the investment adviser's credit analysis than is the case with investing in higher-grade securities.



New or proposed laws may have an impact on the market for lower-grade securities. The Fund's investment adviser is unable at this time to predict what effect, if any, legislation may have on the market for lower-grade securities.



The table below sets forth the percentages of the Fund's assets invested during the fiscal year ended December 31, 1999 in the various S&P's and Moody's rating categories and in unrated securities determined by the Fund's investment adviser to be of comparable quality. The percentages are based on the dollar-weighted average of credit ratings of all securities held by the Fund during the 1999 fiscal year computed on a monthly basis.



                               Period Ended December 31, 1999
                                               Unrated Securities of
                          Rated Securities      Comparable Quality
                         (As a Percentage of    (As a Percentage of
      Rating Category     Portfolio Value)       Portfolio Value)
------------------------------------------------------------------------
    AAA/Aaa                     1.88%                  0.00%
 ........................................................................
    AA/Aa                       1.31%                  1.69%
 ........................................................................
    A/A                         6.05%                  0.00%
 ........................................................................
    BBB/Baa                    11.35%                  0.56%
 ........................................................................
    BB/Ba                      10.06%                  0.00%
 ........................................................................
    B/B                        29.49%                 10.10%
 ........................................................................
    CCC/Ccc                     8.26%                  5.72%
 ........................................................................
    CC/Ca                       0.00%                  0.00%
 ........................................................................
    C/C                         0.00%                  0.00%
 ........................................................................
    D                           0.00%                  0.00%
 ........................................................................
    N/A(*)                     13.53%                  0.00%
 ........................................................................
    Percentage of Rated
    and Unrated
    Securities                 81.93%                 18.07%
 ........................................................................



  * The 13.53% designated "N/A" are equity securities held by the Fund. Unlike debt securities, equity securities are not subject to ratings categorization and the ratings are therefore not applicable to these securities.

                             RISKS OF INVESTING IN


                         SECURITIES OF FOREIGN ISSUERS


The Fund may invest up to 15% of its total assets in securities of foreign issuers. Securities of foreign issuers may be denominated in U.S. dollars or in currencies other than U.S. dollars. Investments in foreign securities present certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include fluctuations in foreign currency exchange rates, political, economic or legal developments (including war or other instability, expropriation of assets, nationalization and confiscatory taxation), the imposition of foreign exchange limitations (including currency blockage), withholding taxes on dividend or interest payments or capital transactions or other restrictions, higher transaction costs (including higher brokerage, custodial and settlement costs and currency conversion costs) and possible difficulty in enforcing contractual obligations or taking judicial action. Also, foreign securities may not be as liquid and may be more volatile than comparable domestic securities.



In addition, there often is less publicly available information about many foreign issuers, and issuers of foreign securities are subject to different, often less comprehensive, auditing, accounting and financial reporting disclosure requirements than domestic issuers. There is generally less government regulation of stock exchanges, brokers and listed companies abroad than in the U.S., and, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, or diplomatic developments which could affect investment in those countries. Because there is usually less supervision and governmental regulation of foreign exchanges, brokers and dealers than there is in the U.S., the Fund may experience settlement difficulties or delays not usually encountered in the U.S.



Delays in making trades in foreign securities relating to volume constraints, limitations or restrictions, clearance or settlement procedures, or otherwise could impact returns and result in temporary periods when assets of the Fund are not fully invested or attractive investment opportunities are foregone.



The Fund may invest in securities of issuers in developing or emerging market countries. Investments in securities of issuers in developing or emerging market countries are subject to greater risks than investments in securities of developed countries since emerging market countries tend to have economic structures that are less diverse and mature and political systems that are less stable than developed countries.



In addition to the increased risks of investing in foreign securities, there are often increased transactions costs associated with investing in foreign securities including the costs incurred in connection with converting currencies, higher foreign brokerage or dealer costs, and higher settlement costs or custodial costs.


                        USING OPTIONS, FUTURES CONTRACTS

                              AND RELATED OPTIONS


The Fund may, but is not required to, use various investment strategic transactions, including options, futures contracts and options on futures contracts, in several different ways depending upon the status of the Fund's portfolio and the Fund's investment adviser's expectations concerning the securities markets. Although the Fund's investment adviser seeks to use the practices to further the Fund's investment objective, no assurance can be given that the use of these practices will achieve this result.



In times of stable or rising prices, the Fund generally seeks to be fully invested in convertible and other securities. Even when the Fund is fully invested, however, prudent management requires that at least a small portion of assets be available as cash to honor redemption requests and for other short-term needs. The Fund may also have cash on hand that has not yet been invested. The portion of the Fund's assets that is invested in cash or cash equivalents does not fluctuate with market prices, so that, in times of rising market prices, the Fund may underperform the market in proportion to the amount of cash or cash equivalents in its portfolio. By purchasing index futures contracts, however, the Fund can compensate for the cash portion of its assets and may obtain performance equivalent to investing 100% of its assets in securities.



If the Fund's investment adviser forecasts a market decline, the Fund may seek to reduce its exposure to the securities markets by increasing its cash position. By selling index futures contracts instead of portfolio securities, a similar result can be achieved to the extent that the performance of the futures contracts correlates to the performance of the Fund's portfolio securities. Sales of futures contracts frequently may be accomplished more rapidly and at less cost than the actual sale of securities. Once the desired hedged position has been effected, the Fund could then liquidate securities in a more deliberate manner, reducing its futures position simultaneously to maintain the desired balance, or it could maintain the hedged position.


The Fund can engage in options transactions on securities, indices or on futures to attempt to manage the portfolio's risk in advancing or declining markets. For example, the value of a put option generally increases as the underlying security declines below a specified level. Value is protected against a market decline to the degree the performance of the put correlates with the performance of the Fund's investment portfolio. If the market remains stable or advances, the Fund can refrain from exercising the put and its portfolio will participate in the advance, having incurred only the premium cost for the put.



Generally, the Fund expects that options will be purchased or sold on securities exchanges. However, the Fund is authorized to purchase and sell listed and over-the-counter options ("OTC Options"). OTC Options are subject to certain additional risks including default by the other party to the transaction and the liquidity of the transactions.



In certain cases, the options and futures markets provide investment or risk management opportunities that are not available from direct investments in securities. In addition, some strategies can be performed with greater ease and at lower cost by utilizing the options and futures markets rather than purchasing or selling portfolio securities. However, such transactions involve risks different from the direct investment in underlying securities. For example, there may be imperfect correlation between the value of the instruments and the underlying assets. In addition, the use of such instruments includes the risks of default by the other party to certain transactions. The Fund may incur losses in using these instruments that partially or completely offset gains in portfolio positions. These transactions may not be liquid and involve manager risk. In addition, such transactions may involve commissions and other costs, which may increase the Fund's expenses and reduce its return.



A more complete discussion of options, futures contracts and related options and their risks is contained in the Fund's Statement of Additional Information which may be obtained by investors free of charge as described on the back cover of this prospectus.


                       OTHER INVESTMENTS AND RISK FACTORS


For cash management purposes, the Fund may engage in repurchase agreements with broker-dealers, banks and other financial institutions to earn a return on temporarily available cash. Such transactions are subject to the risk of default by the other party. The Fund may invest up to 25% of its total assets at the time of purchase in securities subject to repurchase agreements.



The Fund may invest up to 10% of the Fund's net assets in illiquid securities and certain restricted securities. Such securities may be difficult or impossible to sell at the time and the price that the Fund would like. Thus, the Fund may have to sell such securities at a lower price, sell other securities instead to obtain cash or forego other investment opportunities.



Further information about these types of investments and other investment practices that may be used by the Fund is contained in the Fund's Statement of Additional Information.



The Fund may sell securities without regard to the length of time they have been held in order to take advantage of new investment opportunities, or when the Fund's investment adviser believes the potential for current income or capital appreciation has lessened, or for other reasons. The Fund's portfolio turnover is shown under the Prospectus heading "Financial Highlights." The portfolio turnover rate may vary from year to year. A high portfolio turnover rate (100% or more) increases a fund's transactions costs (including brokerage commissions or dealer costs) and a higher portfolio turnover rate may result in the realization of more short-term capital gains than if a fund had a lower portfolio turnover rate. Increases in a fund's transaction costs would adversely impact the fund's performance. The turnover rate will not be a limiting factor, however, if the Fund's investment adviser considers portfolio changes appropriate.



TEMPORARY DEFENSIVE STRATEGY. When market conditions dictate a more "defensive" investment strategy, the Fund may on a temporary basis hold cash or invest a portion or all of its assets in securities issued or guaranteed by the U.S. government, its agencies or its instrumentalities, prime commercial paper, certificates of deposit, bankers' acceptances and repurchase agreements. Under normal market conditions, the potential for current income or capital appreciation on these investments will tend to be lower than the potential for current income or capital appreciation on other securities that may be owned by the Fund. In taking such a defensive position, the Fund would not be pursuing and may not achieve its investment objectives of current income and capital appreciation.






                          INVESTMENT ADVISORY SERVICES



THE ADVISER. Van Kampen Asset Management Inc. is the Fund's investment adviser (the "Adviser" or "Asset Management"). The Adviser is a wholly owned subsidiary of Van Kampen Investments Inc. ("Van Kampen Investments"). Van Kampen Investments is a diversified asset management company with more than two million retail investor accounts, extensive capabilities for managing institutional portfolios, and more than $100 billion under management or supervision as of March 31, 2000. Van Kampen Investments' more than 50 open-end and 39 closed-end funds and more than 2,700 unit investment trusts are professionally distributed by leading authorized dealers nationwide. Van Kampen Funds Inc., the distributor of the Fund (the "Distributor") and the sponsor of the funds mentioned above, is also a wholly owned subsidiary of Van Kampen Investments. Van Kampen Investments is an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co. The Adviser's principal office is located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555.



ADVISORY AGREEMENT. The Fund retains the Adviser to manage the investment of its assets and to place orders for the purchase and sale of its portfolio securities. Under an investment advisory agreement between the Adviser and the Fund (the "Advisory Agreement"), the Fund pays the Adviser a monthly fee computed based upon an annual rate applied to the average daily net assets of the Fund as follows:


    Average Daily Net Assets         % Per Annum
------------------------------------------------------
    First $350 million               0.55 of 1.00%
 ......................................................
    Next $350 million                0.50 of 1.00%
 ......................................................
    Next $350 million                0.45 of 1.00%
 ......................................................
    Over $1.05 billion               0.40 of 1.00%
 ......................................................


Applying this fee schedule, the effective advisory fee rate was 0.53% of the Fund's average daily net assets for the Fund's fiscal year ended December 31, 1999. The Fund's average daily net assets are determined by taking the average of all of the determinations of the net assets during a given calendar month. Such fee is payable for each calendar month as soon as practicable after the end of that month.



Under the Advisory Agreement, the Adviser furnishes offices, necessary facilities and equipment and provides administrative services to the Fund. The Fund pays all charges and expenses of its day-to-day operations, including service fees, distribution fees, custodian fees, legal and independent accountant fees, the costs of reports and proxies to shareholders, compensation of trustees of the Trust (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments) and all other ordinary business expenses not specifically assumed by the Adviser.


From time to time, the Adviser or the Distributor may voluntarily undertake to reduce the Fund's expenses by reducing the fees payable to them or by reducing other expenses of the Fund in accordance with such limitations as the Adviser or Distributor may establish.

The Adviser may utilize, at its own expense, credit analysis, research and trading support services provided by its affiliate, Van Kampen Investment Advisory Corp. ("Advisory Corp.").


PERSONAL INVESTMENT POLICIES. The Fund, the Adviser and the Distributor have adopted Codes of Ethics designed to recognize the fiduciary relationships among the Fund, the Adviser, the Distributor and their respective employees. The Codes of Ethics permit directors, trustees, officers and employees to buy and sell securities for their personal accounts subject to certain restrictions. Persons with access to certain sensitive information are subject to pre-clearance and other procedures designed to prevent conflicts of interest.



PORTFOLIO MANAGEMENT. The Fund is managed by the team of Christine Drusch, Senior Portfolio Manager of the Fund since January 1998, and Portfolio Manager of the Fund since July 1991, and David McLaughlin, Portfolio Manager of the Fund since October 1998.



Ms. Drusch has been a Senior Vice President of the Adviser and Advisory Corp. since December 1999, and prior to December 1999 she was a Vice President of the Adviser and Advisory Corp. Prior to December 1998, Ms. Drusch was an Assistant Vice President of the Adviser and Advisory Corp. since September 1995. Prior to September 1995, Ms. Drusch was an Associate Portfolio Manager of the Adviser and has worked for the Adviser since July 1991.



Mr. McLaughlin has been a Vice President of the Adviser and Advisory Corp. since June 1995, and he was an Assistant Vice President of the Adviser since March 1994. Prior to June 1995, Mr. McLaughlin was a Senior Equity Trader for the Adviser. Mr. McLaughlin has worked for the Adviser since 1986.


                               PURCHASE OF SHARES

                                    GENERAL

The Fund offers three classes of shares designated as Class A Shares, Class B Shares and Class C Shares. By offering three classes of shares, the Fund permits each investor to choose the class of shares that is most beneficial given the amount to be invested and the length of time the investor expects to hold the shares.


Initial investments must be at least $1,000 for each class of shares, and subsequent investments must be at least $25 for each class of shares. Minimum investment amounts may be waived by the Distributor for plans involving periodic investments.



Each class of shares represents an interest in the same portfolio of investments of the Fund and has the same rights except that (i) Class A Shares generally bear the sales charge expenses at the time of purchase while Class B Shares and Class C Shares generally bear the sales charge expenses at the time of redemption and any expenses (including higher distribution fees and transfer agency costs) resulting from such deferred sales charge arrangement, (ii) each class of shares has exclusive voting rights with respect to approvals of the Rule 12b-1 distribution plan and the service plan (each as described below) under which its distribution fee and/or service fee is paid, (iii) each class of shares has different exchange privileges, (iv) certain classes of shares are subject to a conversion feature and (v) certain classes of shares have different shareholder service options available.


The offering price of the Fund's shares is based upon the Fund's net asset value per share (plus sales charges, where applicable). The net asset values per share of the Class A Shares, Class B Shares and Class C Shares are generally expected to be substantially the same. In certain circumstances, however, the per share net asset values of the classes of shares may differ from one another, reflecting the daily expense accruals of the higher distribution fees and transfer agency costs applicable to the Class B Shares and Class C Shares and the differential in the dividends that may be paid on each class of shares.


The net asset value per share for each class of shares of the Fund is determined once daily as of the close of trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m., New York time) each day the Exchange is open for trading except on any day on which no purchase or redemption orders are received or there is not a sufficient degree of trading in the Fund's portfolio securities such that the Fund's net asset value per share might be materially affected. The Fund's Board of Trustees reserves the right to calculate the net asset value per share and adjust the offering price based thereon more frequently than once daily if deemed desirable. Net asset value per share for each class is determined by dividing the value of the Fund's portfolio securities, cash and other assets (including accrued interest) attributable to such class, less all liabilities (including accrued expenses) attributable to such class, by the total number of shares of the class outstanding. Such computation is made by using prices as of the close of trading on the Exchange and (i) valuing securities listed or traded on a national securities exchange at the last reported sale price, or if there has been no sale that day, at the mean between the last reported bid and asked prices, (ii) valuing unlisted securities at the mean between the last reported bid and asked prices and (iii) valuing securities for which market quotations are not readily available and any other assets at fair value as determined in good faith by the Adviser in accordance with procedures established by the Fund's Board of Trustees. Short-term securities are valued in the manner described in the notes to the financial statements included in the Fund's Statement of Additional Information.



The Fund has adopted a distribution plan (the "Distribution Plan") with respect to each class of its shares pursuant to Rule 12b-1 under the 1940 Act. The Fund also has adopted a service plan (the "Service Plan") with respect to each class of its shares. Under the Distribution Plan and the Service

Plan, the Fund pays distribution fees in connection with the sale and distribution of its shares and service fees in connection with the provision of ongoing services to shareholders and the maintenance of the shareholders' accounts.



The amount of distribution and service fees varies among the classes offered by the Fund. Because these fees are paid out of the Fund's assets on an ongoing basis, these fees will increase the cost of your investment in the Fund. By purchasing a class of shares subject to higher distribution and service fees, you may pay more over time than on a class of shares with other types of sales charge arrangements. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the rules of the National Association of Securities Dealers, Inc. ("NASD"). The net income attributable to a class of shares will be reduced by the amount of the distribution and service fees and other expenses of the Fund associated with that class of shares. To assist investors in comparing classes of shares, the tables under the Prospectus heading "Fees and Expenses of the Fund" provide a summary of sales charges and expenses and an example of the sales charges and expenses of the Fund applicable to each class of shares.



The shares are offered to the public on a continuous basis through the Distributor as principal underwriter, which is located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555. Shares also are offered through members of the NASD who are acting as securities dealers ("dealers") and NASD members or eligible non-NASD members who are acting as brokers or agents for investors ("brokers"). "Dealers" and "brokers" are sometimes referred to herein as "authorized dealers."



Shares may be purchased on any business day by completing the account application form and forwarding the account application, directly or through an authorized dealer, to the Fund's shareholder service agent, Van Kampen Investor Services Inc. ("Investor Services"), a wholly owned subsidiary of Van Kampen Investments. When purchasing shares of the Fund, investors must specify whether the purchase is for Class A Shares, Class B Shares or Class C Shares by selecting the correct Fund number on the account application. Sales personnel of authorized dealers distributing the Fund's shares are entitled to receive compensation for selling such shares and may receive differing compensation for selling Class A Shares, Class B Shares or Class C Shares.



The offering price for shares is based upon the next calculation of net asset value per share (plus sales charges, where applicable) after an order is received by Investor Services. Orders received by authorized dealers prior to the close of the Exchange are priced based on the date of receipt provided such order is transmitted to Investor Services prior to Investor Services' close of business on such date. Orders received by authorized dealers after the close of the Exchange or transmitted to Investor Services after its close of business are priced based on the date of the next computed net asset value per share provided they are received by Investor Services prior to Investor Services' close of business on such date. It is the responsibility of authorized dealers to transmit orders received by them to Investor Services so they will be received in a timely manner.



The Fund and the Distributor reserve the right to refuse any order for the purchase of shares. The Fund also reserves the right to suspend the sale of the Fund's shares in response to conditions in the securities markets or for other reasons. Shares of the Fund may be sold in foreign countries where permissible.



Investor accounts will automatically be credited with additional shares of the Fund after any Fund distributions, such as dividends and capital gain dividends, unless the investor instructs the Fund otherwise. Investors wishing to receive cash instead of additional shares should contact the Fund at (800) 341-2911 or by writing to the Fund, c/o Van Kampen Investor Services Inc., PO Box 218256, Kansas City, MO 64121-8256.

                                 CLASS A SHARES

Class A Shares of the Fund are sold at net asset value plus an initial maximum sales charge of up to 5.75% of the offering price (or 6.10% of the net amount invested), reduced on investments of $50,000 or more as follows:

                                 CLASS A SHARES

                             SALES CHARGE SCHEDULE

                                As % of      As % of
            Size of             Offering    Net Amount
           Investment            Price       Invested
----------------------------------------------------------
    Less than $50,000            5.75%        6.10%
 ..........................................................
    $50,000 but less than
    $100,000                     4.75%        4.99%
 ..........................................................
    $100,000 but less than
    $250,000                     3.75%        3.90%
 ..........................................................
    $250,000 but less than
    $500,000                     2.75%        2.83%
 ..........................................................
    $500,000 but less than
    $1,000,000                   2.00%        2.04%
 ..........................................................
    $1,000,000 or more               *            *
 ..........................................................


* No sales charge is payable at the time of purchase on investments of $1 million or more, although for such investments the Fund may impose a contingent deferred sales charge of 1.00% on certain redemptions made within one year of the purchase. The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price.



No sales charge is imposed on Class A Shares received from reinvestment of dividends or capital gain dividends.



Under the Distribution Plan and the Service Plan, the Fund may spend up to a total of 0.25% per year of the Fund's average daily net assets with respect to the Class A Shares of the Fund. From such amount, under the Service Plan, the Fund may spend up to 0.25% per year of the Fund's average daily net assets with respect to the Class A Shares of the Fund. The rates in this paragraph are 0.15% per year of the Fund's average daily net assets attributable to Class A Shares with respect to accounts existing before October 1, 1989.


                                 CLASS B SHARES


Class B Shares of the Fund are sold at net asset value and are subject to a contingent deferred sales charge if redeemed within five years of purchase as shown in the table as follows:


                                 CLASS B SHARES

                             SALES CHARGE SCHEDULE

                         Contingent Deferred
                            Sales Charge
                         as a Percentage of
                            Dollar Amount
    Year Since Purchase   Subject to Charge
------------------------------------------------
    First                       5.00%
 ................................................
    Second                      4.00%
 ................................................
    Third                       3.00%
 ................................................
    Fourth                      2.50%
 ................................................
    Fifth                       1.50%
 ................................................
    Sixth and After              None
 ................................................


The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gain dividends. It is presently the policy of the Distributor not to accept any order for Class B Shares in an amount of $500,000 or more because it ordinarily will be more advantageous for an investor making such an investment to purchase Class A Shares.



The amount of the contingent deferred sales charge, if any, varies depending on the number of years from the time of payment for each purchase of Class B Shares until the time of redemption of such shares.



In determining whether a contingent deferred sales charge applies to a redemption, it is assumed that the shares being redeemed first are any shares in the shareholder's Fund account that are not subject to a contingent deferred sales charge followed by shares held the longest in the shareholder's account.



Under the Distribution Plan, the Fund may spend up to 0.75% per year of the Fund's average daily net assets with respect to the Class B Shares of the Fund. In addition, under the Service Plan, the Fund may spend up to 0.25% per year of the Fund's average daily net assets with respect to the Class B Shares of the Fund.

                                 CLASS C SHARES


Class C Shares of the Fund are sold at net asset value and are subject to a contingent deferred sales charge of 1.00% of the dollar amount subject to charge if redeemed within one year of purchase.



The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gain dividends. It is presently the policy of the Distributor not to accept any order for Class C Shares in an amount of $1 million or more because it ordinarily will be more advantageous for an investor making such an investment to purchase Class A Shares.



In determining whether a contingent deferred sales charge applies to a redemption, it is assumed that the shares being redeemed first are any shares in the shareholder's Fund account that are not subject to a contingent deferred sales charge followed by shares held the longest in the shareholder's account.



Under the Distribution Plan, the Fund may spend up to 0.75% per year of the Fund's average daily net assets with respect to the Class C Shares of the Fund. In addition, under the Service Plan, the Fund may spend up to 0.25% per year of the Fund's average daily net assets with respect to the Class C Shares of the Fund. The aggregate distribution and service fees are currently 1.00% per year of the average daily net assets attributable to Class C Shares of the Fund. The aggregate distribution and service fees are 0.90% per year of the average daily net assets attributable to Class C Shares of the Fund with respect to accounts existing before April 1, 1995.


                               CONVERSION FEATURE


Class B Shares purchased on or after June 1, 1996, including Class B Shares received from reinvestment of distributions through the dividend reinvestment plan, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B Shares purchased before June 1, 1996, including Class B Shares received from reinvestment of distributions through the dividend reinvestment plan, automatically convert to Class A Shares six years after the end of the calendar month in which the shares were purchased. Class C Shares purchased before January 1, 1997, including Class C Shares received from reinvestment of distributions through the dividend reinvestment plan, automatically convert to Class A Shares ten years after the end of the calendar month in which such shares were purchased. Such conversion will be on the basis of the relative net asset values per share, without the imposition of any sales load, fee or other charge. The conversion schedule applicable to a share of the Fund acquired through the exchange privilege from another Van Kampen fund participating in the exchange program is determined by reference to the Van Kampen fund from which such share was originally purchased.



The conversion of such shares to Class A Shares is subject to the continuing availability of an opinion of counsel to the effect that (i) the assessment of the higher distribution fee and transfer agency costs with respect to such shares does not result in the Fund's dividends or capital gain dividends constituting "preferential dividends" under the federal income tax law and (ii) the conversion of shares does not constitute a taxable event under federal income tax law. The conversion may be suspended if such an opinion is no longer available and such shares might continue to be subject to the higher aggregate fees applicable to such shares for an indefinite period.


                   WAIVER OF CONTINGENT DEFERRED SALES CHARGE


The contingent deferred sales charge is waived on redemptions of Class B Shares and Class C Shares (i) within one year following the death or disability (as disability is defined by federal income tax law) of a shareholder, (ii) for required minimum distributions from an individual retirement account ("IRA") or certain other retirement plan distributions, (iii) for withdrawals under the Fund's systematic withdrawal plan but limited to 12% annually of the initial value of the account, (iv) if no commission or transaction fee is paid to authorized dealers at the time of purchase of such shares and (v) if made by the Fund's involuntary liquidation of a shareholder's account as described under the Prospectus heading "Redemption of Shares." Subject to certain limitations, a shareholder who has redeemed Class C Shares of the Fund may reinvest in Class C Shares at net asset value with credit for any contingent deferred sales charge if the reinvestment is made within 180 days after the redemption. For a more complete description of contingent deferred sales charge waivers, please refer to the Fund's Statement of Additional Information or contact your authorized dealer.

                               QUANTITY DISCOUNTS


Investors purchasing Class A Shares may, under certain circumstances described below, be entitled to pay reduced or no sales charges. Investors, or their authorized dealers, must notify the Fund at the time of the purchase order whenever a quantity discount is applicable to purchases. Upon such notification, an investor will pay the lowest applicable sales charge. Quantity discounts may be modified or terminated at any time. For more information about quantity discounts, investors should contact their authorized dealer or the Distributor.


A person eligible for a reduced sales charge includes an individual, his or her spouse and children under 21 years of age and any corporation, partnership or sole proprietorship which is 100% owned, either alone or in combination, by any of the foregoing; a trustee or other fiduciary purchasing for a single trust or for a single fiduciary account, or a "company" as defined in Section 2(a)(8) of the 1940 Act.

As used herein, "Participating Funds" refers to certain open-end investment companies advised by Asset Management or Advisory Corp. and distributed by the Distributor as determined from time to time by the Fund's Board of Trustees.


VOLUME DISCOUNTS. The size of investment shown in the Class A Shares sales charge table applies to the total dollar amount being invested by any person in shares of the Fund, or in any combination of shares of the Fund and shares of other Participating Funds, although other Participating Funds may have different sales charges.



CUMULATIVE PURCHASE DISCOUNT. The size of investment shown in the Class A Shares sales charge table may also be determined by combining the amount being invested in shares of the Participating Funds plus the current offering price of all shares of the Participating Funds currently owned.



LETTER OF INTENT. A Letter of Intent provides an opportunity for an investor to obtain a reduced sales charge by aggregating investments over a 13-month period to determine the sales charge as outlined in the Class A Shares sales charge table. The size of investment shown in the Class A Shares sales charge table includes purchases of shares of the Participating Funds over a 13-month period based on the total amount of intended purchases plus the value of all shares of the Participating Funds previously purchased and still owned. An investor may elect to compute the 13-month period starting up to 90 days before the date of execution of a Letter of Intent. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. The initial purchase must be for an amount equal to at least 5% of the minimum total purchase amount of the level selected. If trades not initially made under a Letter of Intent subsequently qualify for a lower sales charge through the 90-day backdating provisions, an adjustment will be made at the time of expiration of the Letter of Intent to give effect to the lower sales charge. Such adjustment in sales charge will be used to purchase additional shares. The Fund initially will escrow shares totaling 5% of the dollar amount of the Letter of Intent to be held by Investor Services in the name of the shareholder. In the event the Letter of Intent goal is not achieved within the specified period, the investor must pay the difference between the sales charge applicable to the purchases made and the reduced sales charges previously paid. Such payments may be made directly to the Distributor or, if not paid, the Distributor will liquidate sufficient escrowed shares to obtain the difference.


                            OTHER PURCHASE PROGRAMS


Purchasers of Class A Shares may be entitled to reduced or no initial sales charges in connection with the unit investment trust reinvestment program and purchases by registered representatives of selling firms or purchases by persons affiliated with the Fund or the Distributor. The Fund reserves the right to modify or terminate these arrangements at any time.



UNIT INVESTMENT TRUST REINVESTMENT PROGRAM. The Fund permits unitholders of unit investment trusts to reinvest distributions from such trusts in Class A Shares of the Fund at net asset value per share and with no minimum initial or subsequent investment requirement, if the administrator of an investor's unit investment trust program meets certain uniform criteria relating to cost savings by the Fund and the Distributor. The total sales charge for all other investments made from unit investment trust distributions will be 1.00% of the offering price (1.01% of net asset value). Of this amount, the Distributor will pay to the authorized dealer, if any, through which such participation in the qualifying program was initiated 0.50% of the offering price as a dealer concession or agency commission. Persons desiring more information with respect to this program, including the terms and conditions that apply to the program, should contact their authorized dealer or the Distributor.

The administrator of such a unit investment trust must have an agreement with the Distributor pursuant to which the administrator will (1) submit a single bulk order and make payment with a single remittance for all investments in the Fund during each distribution period by all investors who choose to invest in the Fund through the program and (2) provide Investor Services with appropriate backup data for each investor participating in the program in a computerized format fully compatible with Investor Services' processing system.


In order to obtain these special benefits, all dividends and other distributions from the Fund must be reinvested in additional shares and there can not be any systematic withdrawal program. There will be no minimum for reinvestments from unit investment trusts. The Fund will send account activity statements to such participants on a quarterly basis only, even if their investments are made more frequently. The Fund reserves the right to modify or terminate this program at any time.



NET ASSET VALUE PURCHASE OPTIONS. Class A Shares of the Fund may be purchased at net asset value, upon written assurance that the purchase is made for investment purposes and that the shares will not be resold except through redemption by the Fund, by:



(1) Current or retired trustees or directors of funds advised by Morgan Stanley Dean Witter & Co. and any of its subsidiaries and such persons' families and their beneficial accounts.



(2) Current or retired directors, officers and employees of Morgan Stanley Dean Witter & Co. and any of its subsidiaries; employees of an investment subadviser to any fund described in (1) above or an affiliate of such subadviser; and such persons' families and their beneficial accounts.


(3) Directors, officers, employees and, when permitted, registered representatives, of financial institutions that have a selling group agreement with the Distributor and their spouses and children under 21 years of age when purchasing for any accounts they beneficially own, or, in the case of any such financial institution, when purchasing for retirement plans for such institution's employees; provided that such purchases are otherwise permitted by such institutions.

(4) Registered investment advisers who charge a fee for their services, trust companies and bank trust departments investing on their own behalf or on behalf of their clients. The Distributor may pay authorized dealers through which purchases are made an amount up to 0.50% of the amount invested, over a 12-month period.

(5) Trustees and other fiduciaries purchasing shares for retirement plans which invest in multiple fund families through broker-dealer retirement plan alliance programs that have entered into agreements with the Distributor and which are subject to certain minimum size and operational requirements. Trustees and other fiduciaries should refer to the Statement of Additional Information for further details with respect to such alliance programs.

(6) Beneficial owners of shares of Participating Funds held by a retirement plan or held in a tax-advantaged retirement account who purchase shares of the Fund with proceeds from distributions from such a plan or retirement account other than distributions taken to correct an excess contribution.

(7) Accounts as to which a bank or broker-dealer charges an account management fee ("wrap accounts"), provided the bank or broker-dealer has a separate agreement with the Distributor.


(8) Trusts created under pension, profit sharing or other employee benefit plans qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code"), or custodial accounts held by a bank created pursuant to Section 403(b) of the Code and sponsored by nonprofit organizations defined under Section 501(c)(3) of the Code and assets held by an employer or trustee in connection with an eligible deferred compensation plan under
    Section 457 of the Code. Such plans will qualify for purchases at net asset value provided, for plans initially establishing accounts with the Distributor in the Participating Funds after January 1, 2000, that (1) the total plan assets are at least $1 million or (2) such shares are purchased by an employer sponsored plan with more than 100 eligible employees. Such plans that have been established with a Participating

    Fund or have received proposals from the Distributor prior to January 1, 2000 based on net asset value purchase privileges previously in effect will be qualified to purchase shares of the Participating Funds at net asset value. Section 403(b) and similar accounts for which Van Kampen Trust Company serves as custodian will not be eligible for net asset value purchases based on the aggregate investment made by the plan or the number of eligible employees, except under certain uniform criteria established by the Distributor from time to time. For purchases on February 1, 1997 and thereafter, a commission will be paid on purchases as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million, plus 0.50% on the next $47 million, plus 0.25% on the excess over $50 million.


(9) Individuals who are members of a "qualified group." For this purpose, a qualified group is one which (i) has been in existence for more than six months, (ii) has a purpose other than to acquire shares of the Fund or similar investments, (iii) has given and continues to give its endorsement or authorization, on behalf of the group, for purchase of shares of the Fund and Participating Funds, (iv) has a membership that the authorized dealer can certify as to the group's members and (v) satisfies other uniform criteria established by the Distributor for the purpose of realizing economies of scale in distributing such shares. A qualified group does not include one whose sole organizational nexus, for example, is that its participants are credit card holders of the same institution, policy holders of an insurance company, customers of a bank or broker-dealer, clients of an investment adviser or other similar groups. Shares purchased in each group's participants account in connection with this privilege will be subject to a contingent deferred sales charge of 1.00% in the event of redemption within one year of purchase, and a commission will be paid to authorized dealers who initiate and are responsible for such sales to each individual as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million and 0.50% on the excess over $3 million.


The term "families" includes a person's spouse, children and grandchildren under 21 years of age, parents, and a person's spouse's parents.



Purchase orders made pursuant to clause (4) may be placed either through authorized dealers as described above or directly with Investor Services by the investment adviser, trust company or bank trust department, provided that Investor Services receives federal funds for the purchase by the close of business on the next business day following acceptance of the order. An authorized dealer may charge a transaction fee for placing an order to purchase shares pursuant to this provision or for placing a redemption order with respect to such shares. Authorized dealers will be paid a service fee as described above on purchases made under options (3) through (9) above. The Fund may terminate, or amend the terms of, offering shares of the Fund at net asset value to such groups at any time.


                                 REDEMPTION OF
                                     SHARES


Generally shareholders may redeem for cash some or all of their shares without charge by the Fund (other than applicable sales charge) at any time. As described under the Prospectus heading "Purchase of Shares," redemptions of Class B Shares and Class C Shares may be subject to a contingent deferred sales charge. In addition, certain redemptions of Class A Shares for shareholder accounts of $1 million or more may be subject to a contingent deferred sales charge. Redemptions completed through an authorized dealer or a custodian/trustee of a retirement plan account may involve additional fees charged by the dealer or custodian/trustee.



Except as specified below under "Telephone Redemption Requests," payment for shares redeemed generally will be made by check mailed within seven days after receipt by Investor Services of the redemption request and any other necessary documents in proper form as described below. Such payment may be postponed or the right of redemption suspended as provided by the rules of the SEC. Such payment may, under certain circumstances, be paid wholly or in part by a distribution-in-kind of portfolio securities. A distribution-in-kind will result in recognition by the shareholder of a gain or loss for federal income tax purposes when such securities are distributed, and the shareholder may have brokerage costs and a gain or loss for federal income tax purposes upon a shareholder's subsequent disposition of such securities. If the shares to be redeemed have been recently purchased by check, Investor Services may delay the payment of redemption proceeds until it confirms the purchase check has cleared, which may take up to 15 days. A taxable gain or loss may be recognized by the shareholder upon redemption of shares.



WRITTEN REDEMPTION REQUESTS. Shareholders may request a redemption of shares by written request in proper form sent directly to Van Kampen Investor Services Inc., PO Box 218256, Kansas City, MO 64121-8256. The request for redemption should indicate the number of shares or dollar amount to be redeemed, the Fund name and class designation of such shares and the shareholder's account number. The redemption request must be signed by all persons in whose names the shares are registered. Signatures must conform exactly to the account registration. If the proceeds of the redemption exceed $50,000, or if the proceeds are not to be paid to the record owner at the record address, or if the record address has changed within the previous 30 days, signature(s) must be guaranteed by one of the following: a bank or trust company; a broker-dealer; a credit union; a national securities exchange, registered securities association or clearing agency; a savings and loan association; or a federal savings bank.



Generally, a properly signed written request with any required signature guarantee is all that is required for a redemption request to be in proper form. In some cases, however, additional documents may be necessary. In the case of shareholders holding certificates, the certificates for the shares being redeemed must be properly endorsed for transfer and must accompany the redemption request. In the event a redemption is requested by and registered to a corporation, partnership, trust, fiduciary, estate or other legal entity owning shares of the Fund, generally a copy of the corporate resolution or other legal documentation appointing the authorized signer and certified within the prior 120 days must accompany the redemption request. Retirement plan distribution requests should be sent to the custodian/ trustee to be forwarded to Investor Services. Contact the custodian/trustee for further information.


In the case of written redemption requests sent directly to Investor Services, the redemption price is the net asset value per share next determined after the request in proper form is received by Investor Services.


AUTHORIZED DEALER REDEMPTION REQUESTS. Shareholders may place redemption requests through an authorized dealer. The redemption price for such shares is the net asset value per share next calculated after an order in proper form is received by an authorized dealer provided such order is transmitted to the Distributor prior to the Distributor's close of business on such day. It is the responsibility of authorized dealers to transmit redemption requests received by them to the Distributor so they will be received prior to such time. Redemptions completed through an authorized dealer may involve additional fees charged by the dealer.



TELEPHONE REDEMPTION REQUESTS. The Fund permits redemption of shares by telephone and for redemption proceeds to be sent to the address of record for the account or to the bank account of record as described below. A shareholder automatically has telephone redemption privileges unless the shareholder indicates otherwise by checking the applicable box on the account application form. For accounts that are not established with telephone redemption privileges, a shareholder may call the Fund at (800) 341-2911 to request that a copy of the Telephone Redemption Authorization form be sent to the shareholder for completion. To redeem shares, contact the telephone transaction line at
(800) 421-5684. Shares may also be redeemed by phone through FundInfo(R) (automated phone system), which is accessible 24 hours a day, seven days a week at (800) 847-2424. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape-recording telephone communications and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. Telephone redemptions may not be available if the shareholder cannot reach Investor Services by telephone, whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the Fund's other redemption procedure previously described. Requests received by Investor Services prior to 4:00 p.m., New York time, will be processed at the next determined net asset value per share. These privileges are available for most accounts other than retirement accounts or accounts with shares represented by certificates. If an account has multiple owners, Investor Services may rely on the instructions of any one owner.

For redemptions authorized by telephone, amounts of $50,000 or less may be redeemed daily if the proceeds are to be paid by check and amounts of at least $1,000 up to $1 million may be redeemed daily if the proceeds are to be paid by wire. The proceeds must be payable to the shareholder(s) of record and sent to the address of record for the account or wired directly to their predesignated bank account. This privilege is not available if the address of record has been changed within 30 days prior to a telephone redemption request. Proceeds from redemptions payable by wire transfer are expected to be wired on the next business day following the date of redemption. The Fund reserves the right at any time to terminate, limit or otherwise modify this redemption privilege.


OTHER REDEMPTION INFORMATION. The Fund may redeem any shareholder account that has a value on the date of the notice of redemption less than the minimum initial investment as specified in this prospectus. At least 60 days' advance written notice of any such involuntary redemption will be provided to the shareholder and such shareholder will be given an opportunity to purchase the required value of additional shares at the next determined net asset value without sales charge. Any involuntary redemption may only occur if the shareholder account is less than the minimum initial investment due to shareholder redemptions.


                          DISTRIBUTIONS FROM THE FUND


In addition to any increase in the value of shares which the Fund may achieve, shareholders may receive distributions from the Fund of dividends and capital gain dividends.



DIVIDENDS. Dividends from stocks and interest earned from other investments are the Fund's main sources of net investment income. The Fund's present policy, which may be changed at any time by the Fund's Board of Trustees, is to distribute net investment income quarterly as dividends to shareholders. Dividends are automatically applied to purchase additional shares of the Fund at the next determined net asset value unless the shareholder instructs otherwise.


The per share dividends on Class B Shares and Class C Shares may be lower than the per share dividends on Class A Shares as a result of the higher distribution fees and transfer agency costs applicable to such classes of shares.


CAPITAL GAIN DIVIDENDS. The Fund may realize capital gains or losses when it sells securities, depending on whether the sales prices for the securities are higher or lower than purchase prices. The Fund distributes any capital gains to shareholders at least annually. As in the case of dividends, capital gain dividends are automatically reinvested in additional shares of the Fund at the next determined net asset value unless the shareholder instructs otherwise.


                              SHAREHOLDER SERVICES

Listed below are some of the shareholder services the Fund offers to investors. For a more complete description of the Fund's shareholder services, such as investment accounts, share certificates, retirement plans, automated clearing house deposits, dividend diversification and the systematic withdrawal plan, please refer to the Statement of Additional Information or contact your authorized dealer.


REINVESTMENT PLAN. A convenient way for investors to accumulate additional shares is by accepting dividends and capital gain dividends in shares of the Fund. Such shares are acquired at net asset value per share (without sales charge) on the applicable payable date of the dividend or capital gain dividend. Unless the shareholder instructs otherwise, the reinvestment plan is automatic. This instruction may be made by telephone by calling (800) 341-2911 ((800) 421-2833 for the hearing impaired) or by writing to Investor Services. The investor may, on the account application or prior to any declaration, instruct that dividends and/or capital gain dividends be paid in cash, be reinvested in the Fund at the next determined net asset value, or be invested in another Participating Fund at the next determined net asset value.

AUTOMATIC INVESTMENT PLAN. An automatic investment plan is available under which a shareholder can authorize Investor Services to debit the shareholder's bank account on a regular basis to invest predetermined amounts in the Fund. Additional information is available from the Distributor or your authorized dealer.



EXCHANGE PRIVILEGE. Shares of the Fund may be exchanged for shares of the same class of any Participating Fund based on the next computed net asset value per share of each fund after requesting the exchange without any sales charge, subject to certain limitations. Shares of the Fund may be exchanged for shares of any Participating Fund only if shares of that Participating Fund are available for sale; however, during periods of suspension of sales, shares of a Participating Fund may be available for sale only to existing shareholders of a Participating Fund. Shareholders seeking an exchange into a Participating Fund should obtain and read the current prospectus for such fund prior to implementing an exchange. A prospectus of any of the Participating Funds may be obtained from any authorized dealer or the Distributor.



When shares that are subject to a contingent deferred sales charge are exchanged among Participating Funds, the holding period for purposes of computing the contingent deferred sales charge is based upon the date of the initial purchase of such shares from a Participating Fund. When such shares are redeemed and not exchanged for shares of another Participating Fund, the shares are subject to the contingent deferred sales charge schedule imposed by the Participating Fund from which such shares were originally purchased.



Exchanges of shares are sales of shares of one Participating Fund and purchases of shares of another Participating Fund. The sale may result in a gain or loss for federal income tax purposes. If the shares sold have been held for less than 91 days, the sales charge paid on such shares is carried over and included in the tax basis of the shares acquired.



A shareholder wishing to make an exchange may do so by sending a written request to Investor Services, by contacting the telephone transaction line at (800) 421-5684, through FundInfo(R) (automated phone system) at (800) 847-2424 or through the internet at www.vankampen.com. A shareholder automatically has these exchange privileges unless the shareholder indicates otherwise by checking the applicable box on the account application form. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape-recording telephone communications, and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. If the exchanging shareholder does not have an account in the fund whose shares are being acquired, a new account will be established with the same registration, dividend and capital gain dividend options (except dividend diversification) and authorized dealer of record as the account from which shares are exchanged, unless otherwise specified by the shareholder. In order to establish a systematic withdrawal plan for the new account or reinvest dividends from the new account into another fund, however, an exchanging shareholder must submit a specific request. The Fund reserves the right to reject any order to acquire its shares through exchange. In addition, the Fund and other Participating Funds may restrict exchanges by shareholders engaged in excessive trading by limiting or disallowing the exchange privileges to such shareholders. For further information on these restrictions, see the Fund's Statement of Additional Information. The Fund may modify, restrict or terminate the exchange privilege at any time on 60 days' notice to its shareholders of any termination or material amendment.



For purposes of determining the sales charge rate previously paid on Class A Shares, all sales charges paid on the exchanged security and on any security previously exchanged for such security or for any of its predecessors shall be included. If the exchanged security was acquired through reinvestment, that security is deemed to have been sold with a sales charge rate equal to the rate previously paid on the security on which the dividend or distribution was paid. If a shareholder exchanges less than all of such shareholder's securities, the security upon which the highest sales charge rate was previously paid is deemed exchanged first.

Exchange requests received on a business day prior to the time shares of the funds involved in the request are priced will be processed on the date of receipt. "Processing" a request means that shares of the fund which the shareholder is redeeming will be redeemed at the net asset value per share next determined on the date of receipt. Shares of the fund that the shareholder is purchasing will also normally be purchased at the net asset value per share, plus any applicable sales charge, next determined on the date of receipt. Exchange requests received on a business day after the time shares of the funds involved in the request are priced will be processed on the next business day in the manner described herein.



INTERNET TRANSACTIONS. In addition to performing transactions on your account through written instruction or by telephone, you may also perform certain transactions through the internet. Please refer to our web site at www.vankampen.com for further instruction. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated through the internet are genuine. Such procedures include requiring use of a personal identification number prior to acting upon internet instructions and providing written confirmation of instructions communicated through the internet. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following instructions received through the internet which it reasonably believes to be genuine. If an account has multiple owners, Investor Services may rely on the instructions of any one owner.


                            FEDERAL INCOME TAXATION


Distributions of the Fund's investment company taxable income (consisting generally of taxable income and net short-term capital gain) are taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional shares. Distributions of the Fund's net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) as capital gain dividends, if any, are taxable to shareholders as long-term capital gains, whether paid in cash or reinvested in additional shares, and regardless of how long the shares of the Fund have been held by such shareholders. The Fund expects that its distributions will consist primarily of ordinary income and capital gain dividends. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming such shares are held as a capital asset). Although distributions generally are treated as taxable in the year they are paid, distributions declared in October, November or December, payable to shareholders of record on a specified date in such month and paid during January of the following year will be treated as having been distributed by the Fund and received by the shareholders on the December 31st prior to the date of payment. The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.



The sale or exchange of shares may be a taxable transaction for federal income tax purposes. Shareholders who sell their shares will generally recognize a gain or loss in an amount equal to the difference between their adjusted tax basis in the shares sold and the amount received. If the shares are held as a capital asset, the gain or loss will be a capital gain or loss. Any recognized capital gains may be taxed at different rates depending on how long the shareholder held such shares.


The Fund is required, in certain circumstances, to withhold 31% of dividends and certain other payments, including redemptions, paid to shareholders who do not furnish to the Fund their correct taxpayer identification number (in the case of individuals, their social security number) and certain required certifications or who are otherwise subject to backup withholding.


Foreign shareholders, including shareholders who are nonresident aliens, may be subject to U.S. withholding tax on certain distributions (whether received in cash or in shares) at a rate of 30% or such lower rate as prescribed by an applicable treaty. Accordingly, investment in the Fund is likely to be appropriate for such shareholders only if they can utilize a foreign tax credit on corresponding tax benefit in respect of such federal withholding taxes. Prospective foreign investors should consult their tax advisers concerning the tax consequences to them of an investment in shares.

The Fund intends to qualify as a regulated investment company under federal income tax law. If the Fund so qualifies and distributes each year to its shareholders at least 90% of its investment company taxable income, the Fund will not be required to pay federal income taxes on any income it distributes to shareholders. If the Fund distributes less than an amount equal to the sum of 98% of its ordinary income and 98% of its capital gain net income, then the Fund will be subject to a 4% excise tax on the undistributed amounts.



The federal income tax discussion set forth above is for general information only. Prospective investors should consult their own tax advisers regarding the specific federal tax consequences of purchasing, holding and disposing of shares, as well as the effects of state, local and foreign tax law and any proposed tax law changes.

                              FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with the Fund's financial statements, is included in the Statement of Additional Information and may be obtained by shareholders without charge by calling the telephone number on the back cover of this prospectus. This information should be read in conjunction with the financial statements and notes thereto included in the Statement of Additional Information.

                                                    Class A Shares
                                               Year Ended December 31,
                                     1999      1998      1997      1996     1995
----------------------------------------------------------------------------------
Net Asset Value, Beginning of
  the Period....................    $14.835   $15.059   $15.054   $15.05    $13.24
                                    -------   -------   -------   ------   -------
  Net Investment Income.........       .447      .520      .600     .566       .68
  Net Realized and Unrealized
    Gain/Loss...................      6.687      .546     1.854    1.173      2.25
                                    -------   -------   -------   ------   -------

Total from Investment
  Operations....................      7.134     1.066     2.454    1.739      2.93
                                    -------   -------   -------   ------   -------

Less:

  Distributions from and in
    Excess of Net Investment
    Income......................       .520      .537      .730     .555     .7025

  Distributions from and in
    Excess of Net Realized
    Gain........................      1.102      .753     1.719    1.180     .4175
                                    -------   -------   -------   ------   -------

Total Distributions.............      1.622     1.290     2.449    1.735      1.12
                                    -------   -------   -------   ------   -------

Net Asset Value, End of the
  Period........................    $20.347   $14.835   $15.059   $15.054   $15.05
                                    =======   =======   =======   ======   =======

Total Return(a).................     50.01%     7.52%    16.91%   12.08%    22.46%
Net Assets at End of the Period
  (In millions).................     $516.1    $375.4    $376.4   $373.1    $394.5
Ratio of Expenses to Average Net
  Assets........................      1.00%     1.02%     1.04%    1.09%     1.00%
Ratio of Net Investment Income
  to Average Net Assets.........      2.69%     3.48%     3.58%    3.60%     4.62%
Portfolio Turnover..............       103%      156%      170%     129%      130%

                                                  Class B Shares
                                             Year Ended December 31,
                                  1999(b)   1998(b)    1997      1996     1995
Net Asset Value, Beginning of
  the Period....................  $14.755   $14.981   $14.992   $14.99    $13.20
                                  -------   -------   -------   ------   -------
  Net Investment Income.........     .320      .397      .470     .437       .56
  Net Realized and Unrealized
    Gain/Loss...................    6.667      .547     1.848    1.180      2.23
                                  -------   -------   -------   ------   -------
Total from Investment
  Operations....................    6.987      .944     2.318    1.617      2.79
                                  -------   -------   -------   ------   -------
Less:
  Distributions from and in
    Excess of Net Investment
    Income......................     .400      .417      .610     .435     .5825
  Distributions from and in
    Excess of Net Realized
    Gain........................    1.102      .753     1.719    1.180     .4175
                                  -------   -------   -------   ------   -------
Total Distributions.............    1.502     1.170     2.329    1.615      1.00
                                  -------   -------   -------   ------   -------
Net Asset Value, End of the
  Period........................  $20.240   $14.755   $14.981   $14.992   $14.99
                                  =======   =======   =======   ======   =======
Total Return(a).................   49.02%     6.70%    15.98%   11.19%    21.46%
Net Assets at End of the Period
  (In millions).................    $62.5     $66.7     $81.3    $78.9     $78.1
Ratio of Expenses to Average Net
  Assets........................    1.77%     1.81%     1.82%    1.88%     1.81%
Ratio of Net Investment Income
  to Average Net Assets.........    1.97%     2.66%     2.80%    2.81%     3.81%
Portfolio Turnover..............     103%      156%      170%     129%      130%

                                                  Class C Shares
                                             Year Ended December 31,
                                  1999(b)   1998(b)    1997      1996     1995
Net Asset Value, Beginning of
  the Period....................  $14.855   $15.080   $15.079   $15.07    $13.25
                                  -------   -------   -------   ------   -------
  Net Investment Income.........     .316      .405      .448     .439       .56
  Net Realized and Unrealized
    Gain/Loss...................    6.707      .540     1.882    1.185      2.26
                                  -------   -------   -------   ------   -------
Total from Investment
  Operations....................    7.023      .945     2.330    1.624      2.82
                                  -------   -------   -------   ------   -------
Less:
  Distributions from and in
    Excess of Net Investment
    Income......................     .400      .417      .610     .435     .5825
  Distributions from and in
    Excess of Net Realized
    Gain........................    1.102      .753     1.719    1.180     .4175
                                  -------   -------   -------   ------   -------
Total Distributions.............    1.502     1.170     2.329    1.615      1.00
                                  -------   -------   -------   ------   -------
Net Asset Value, End of the
  Period........................  $20.376   $14.855   $15.080   $15.079   $15.07
                                  =======   =======   =======   ======   =======
Total Return(a).................   48.95%     6.65%    15.96%   11.20%    21.52%
Net Assets at End of the Period
  (In millions).................     $9.0      $5.9      $4.6     $3.6      $3.6
Ratio of Expenses to Average Net
  Assets........................    1.76%     1.81%     1.82%    1.88%     1.80%
Ratio of Net Investment Income
  to Average Net Assets.........    1.91%     2.71%     2.79%    2.81%     3.80%
Portfolio Turnover..............     103%      156%      170%     129%      130%


(a) Total Return is based upon Net Asset Value which does not include payments of maximum sales change or contingent deferred sales change.
(b) Based on average shares outstanding.

                            APPENDIX -- DESCRIPTION


                             OF SECURITIES RATINGS



STANDARD & POOR'S -- A brief description of the applicable Standard & Poor's (S&P) rating symbols and their meanings (as published by S&P) follows:



A S&P corporate or municipal debt rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.



The debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.



The ratings are based on current information furnished by the obligor or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.



The ratings are based, in varying degrees, on the following considerations:



1. Likelihood of payment--capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation:



2. Nature of and provisions of the obligation; and



3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditor's rights.



                               1. LONG-TERM DEBT



Investment Grade



AAA: Debt rated "AAA" has the highest rating assigned by S&P. Capacity to meet its financial commitment on the obligation is extremely strong.



AA: Debt rated "AA" differs from the highest rated issues only in small degree. Capacity to meet its financial commitment on the obligation is very strong.



A: Debt rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. Capacity to meet its financial commitment on the obligation is still strong.



BBB: Debt rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to meet its financial commitment on the obligation.



Speculative Grade



BB, B, CCC, CC, C: Debts rated "BB", "B", "CCC", "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.



BB: Debt rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.



B: Debt rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.



CCC: Debt rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.



CC: Debt rated "CC" is currently highly vulnerable to nonpayment.

C: Debt rated "C" is currently highly vulnerable to nonpayment. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.



D: Debt rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.



r: This symbol highlights derivative, hybrid and certain other obligations that S&P believes may experience high volatility or high variability in expected returns as a result of non credit risks. Examples include: obligations linked or indexed to equities, currencies, or commodities; certain swaps and options; and interest-only and principal-only mortgage securities. The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.



                              2. COMMERCIAL PAPER



A S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.



Ratings are graded into several categories, ranging from "A-1" for the highest quality obligations to "D" for the lowest. These categories are as follows:



A-1: This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.



A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1".



A-3: Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.



B: Issues rated "B" are regarded as having only speculative capacity for timely payment.



C: This rating is assigned to short-term debt obligations with a doubtful capacity for payment.



D: Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the due date, even if the applicable grace period has not expired, unless S&P believes such payments will be made during such grace period.



A commercial paper rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.



MOODY'S INVESTORS SERVICE, INC. -- A brief description of the applicable Moody's Investors Service, Inc. (Moody's) rating symbols and their meanings (as published by Moody's) follows:



                               1. LONG-TERM DEBT



Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.



Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.



Baa: Bonds which are rated Baa are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.



Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.



B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.



Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.



Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other market shortcomings.



C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.



Note: Moody's applies numerical modifiers, 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.



ABSENCE OF RATING: Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.



Should no rating be assigned, the reason may be one of the following:



1. An application for rating was not received or accepted.



2. The issue or issuer belongs to a group of securities that are not rated as a matter of policy.



3. There is a lack of essential data pertaining to the issue or issuer.



4. The issue was privately placed, in which case the rating is not published in Moody's publications.



Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date date to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.



                               2. SHORT-TERM DEBT



Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year unless explicitly noted.



Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:



Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:



-- Leading market positions in well-established industries.



-- High rates of return on funds employed.



-- Conservative capitalization structure with moderate reliance on debt and ample asset protection.

-- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.



-- Well-established access to a range of financial markets and assured sources of alternate liquidity.



Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.



Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.



Issuers rated Not Prime do not fall within any of the Prime rating categories.



                               3. PREFERRED STOCK



Preferred stock rating symbols and their definitions are as follows:



aaa: An issue which is rated "aaa" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.



aa: An issue which is rated "aa" is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well maintained in the foreseeable future.



a: An issue which is rated "a" is considered to be an upper-medium-grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classifications, earnings and asset protections are, nevertheless, expected to be maintained at adequate levels.



baa: An issue which is rated "baa" is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.



ba: An issue which is rated "ba" is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.



b: An issue which is rated "b" generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.



caa: An issue which is rated "caa" is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.



ca: An issue which is rated "ca" is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payment.



c: This is the lowest rated class of preferred or preference stock. Issues so rated can thus be regarded as having extremely poor prospects of ever attaining any real investment standing.



Moody's applies numerical modifiers 1, 2 and 3 in each rating classification. The modifier 1 indicates that the security ranks in the higher end of its generic rating category, the modifier 2 indicates a mid-range ranking, and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.



                              4. COMMERCIAL PAPER



Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's makes no representation that such obligations are exempt from registration under the Securities Act of 1933, nor does it represent that any specific note is a valid obligation of a rated issuer or issued in conformity with any applicable law.

Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:



Issuers rated Prime-1 (on supporting institutions) have a superior ability for repayment of short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:



-- Leading market positions in well established industries.



-- High rates of return on funds employed.



-- Conservative capitalization structure with moderate reliance on debt and ample asset protection.



-- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.



-- Well established access to a ranges of financial markets and assured sources of alternative liquidity.



Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.



Issuers rated Prime-3 (or supported institutions) have an acceptable ability for repayment of short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.



Issuers rated Not Prime do not fall within any of the prime rating categories.

                               BOARD OF TRUSTEES


                                  AND OFFICERS



                               BOARD OF TRUSTEES

J. Miles Branagan        Richard F. Powers, III*
Jerry D. Choate          Phillip B. Rooney
Linda Hutton Heagy       Fernando Sisto
R. Craig Kennedy         Wayne W. Whalen*, Chairman
Mitchell M. Merin*       Suzanne H. Woolsey
Jack E. Nelson



                                    OFFICERS



Richard F. Powers, III*


President



Stephen L. Boyd*


Executive Vice President & Chief Investment Officer



A. Thomas Smith III*


Vice President and Secretary



John H. Zimmermann, III*


Vice President



Michael H. Santo*


Vice President



Peter W. Hegel*


Vice President



John L. Sullivan*


Vice President, Chief Financial Officer and Treasurer



* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.



                              FOR MORE INFORMATION



EXISTING SHAREHOLDERS OR PROSPECTIVE INVESTORS


Call your broker or (800) 341-2911


7:00 a.m. to 7:00 p.m. Central time Monday through Friday



DEALERS


For dealer information, selling agreements, wire orders, or


redemptions, call the Distributor at (800) 421-5666



TELECOMMUNICATIONS DEVICE FOR THE DEAF


For shareholder and dealer inquiries through Telecommunications Device for the Deaf (TDD), call (800) 421-2833



FUNDINFO(R)


For automated telephone services, call (800) 847-2424



WEB SITE


www.vankampen.com



VAN KAMPEN HARBOR FUND


1 Parkview Plaza


PO Box 5555


Oakbrook Terrace, IL 60181-5555



Investment Adviser


VAN KAMPEN ASSET MANAGEMENT INC.


1 Parkview Plaza


PO Box 5555


Oakbrook Terrace, IL 60181-5555



Distributor


VAN KAMPEN FUNDS INC.


1 Parkview Plaza


PO Box 5555


Oakbrook Terrace, IL 60181-5555



Transfer Agent


VAN KAMPEN INVESTOR SERVICES INC.


PO Box 218256


Kansas City, MO 64121-8256


Attn: Van Kampen Harbor Fund



Custodian


STATE STREET BANK AND TRUST COMPANY


225 West Franklin Street, PO Box 1713


Boston, MA 02105-1713


Attn: Van Kampen Harbor Fund



Legal Counsel


SKADDEN, ARPS, SLATE, MEAGHER & FLOM (ILLINOIS)


333 West Wacker Drive


Chicago, IL 60606



Independent Accountants


PRICEWATERHOUSECOOPERS LLP


200 East Randolph Drive


Chicago, IL 60601

                                   VAN KAMPEN
                                  HARBOR  FUND

                                   PROSPECTUS

                                 APRIL 28, 2000


                 A Statement of Additional Information, which contains more details about the Fund, is incorporated by reference in its entirety into this prospectus.


                 You will find additional information about the Fund in its annual and semiannual reports to shareholders. The annual report explains the market conditions and investment strategies affecting the Fund's performance during its last fiscal year.


                 You can ask questions or obtain a free copy of the Fund's reports or its Statement of Additional Information by calling (800) 341-2911 from 7:00 a.m. to 7:00 p.m., Central time, Monday through Friday.
                 Telecommunications Device for the Deaf users may call (800) 421-2833. A free copy of the Fund's reports can also be ordered from our web site at www.vankampen.com.


                 Information about the Fund, including its reports and Statement of Additional Information, has been filed with the Securities and Exchange Commission (SEC). It can be reviewed and copied at the SEC's Public Reference Room in Washington, DC or on the EDGAR database on the SEC's internet web site (http://www.sec.gov). Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. You can also request copies of these materials upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov), or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.


                            [VAN KAMPEN FUNDS LOGO]


                                             The Fund's Investment Company Act
File No. is 811-734.
                                                                    HAR PRO 4/00

                    THE INFORMATION IN THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT COMPLETE AND MAY BE CHANGED. THE VAN KAMPEN HARBOR FUND MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES. THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS.

                  SUBJECT TO COMPLETION -- DATED MAY 22, 2000

                             VAN KAMPEN HARBOR FUND
                                1 PARKVIEW PLAZA
                                  PO BOX 5555
                     OAKBROOK TERRACE, ILLINOIS 60181-5555
                                 (630) 684-6000

                             ---------------------

                      STATEMENT OF ADDITIONAL INFORMATION

                             VAN KAMPEN HARBOR FUND

            RELATING TO THE ACQUISITION OF ASSETS AND LIABILITIES OF

                     VAN KAMPEN CONVERTIBLE SECURITIES FUND

                              DATED JUNE   , 2000
                             ---------------------

     This Statement of Additional Information provides information about the Van Kampen Harbor Fund (the "Harbor Fund"), an open-end management investment company organized as a Delaware business trust, in addition to information
contained in the Prospectus/Proxy Statement of the Harbor Fund, dated June   ,
2000, which also serves as the proxy statement of the Van Kampen Convertible Securities Fund (the "Convertible Securities Fund"), a closed-end management investment company organized as a Delaware business trust, in connection with the issuance of Class A Shares of beneficial interest of the Harbor Fund to shareholders of the Convertible Securities Fund. This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Prospectus/Proxy Statement, into which it has been incorporated by reference and which may be obtained by contacting the Harbor Fund or Convertible Securities Fund located at 1 Parkview Plaza, PO Box 5555, Oakbrook Terrace, Illinois 60181-5555 (telephone no. (630) 684-6000 or (800) 421-5666).

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
Proposed Reorganization of the Convertible Securities
  Fund......................................................   2
Additional Information About the Harbor Fund................   2
Additional Information About the Convertible Securities
  Fund......................................................   2
Financial Statements........................................   4
Pro Forma Financial Statements..............................   4

     The Harbor Fund will provide, without charge, upon the written or oral request of any person to whom this Statement of Additional Information is delivered, a copy of any and all documents that have been incorporated by reference in the registration statement of which this Statement of Additional Information is a part.

PROPOSED REORGANIZATION OF THE CONVERTIBLE SECURITIES FUND

     The shareholders of the Convertible Securities Fund are being asked to approve an acquisition of all the assets of the Convertible Securities Fund solely in exchange for Class A Shares of the Harbor Fund and the Harbor Fund's assumption of the liabilities of the Convertible Securities Fund (the "Reorganization") pursuant to an Agreement and Plan of Reorganization by and between the Harbor Fund and the Convertible Securities Fund (the "Agreement"). A copy of the form of the Agreement is attached hereto as Appendix A.

ADDITIONAL INFORMATION ABOUT THE HARBOR FUND

     Incorporated herein by reference in its entirety is the Statement of Additional Information of the Harbor Fund, dated April 28, 2000, attached as Appendix B to this Statement of Additional Information.

ADDITIONAL INFORMATION ABOUT THE CONVERTIBLE SECURITIES FUND

     The following restrictions are fundamental policies of the Convertible Securities Fund and cannot be changed without the approval of the holders of the majority of the Convertible Securities Fund's outstanding voting securities which means the vote of (i) 67% or more of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares, whichever is less. The Convertible Securities Fund may not:

          (1) Purchase or sell real estate or interests therein, provided that this will not preclude the sale or purchase of (a) marketable securities which are secured by real estate and (b) marketable securities of companies which invest or deal in real estate, including real estate investment trusts.

          (2) Purchase or sell commodities or commodity contracts.

          (3) [Reserved]

          (4) Act as an underwriter except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter under certain Federal securities laws.

          (5) Concentrate its investments in a particular industry; the Fund will invest no more than 25% of the market or other fair value of its assets in the securities of issuers, all of which conduct their principal business activities in the same industry.

          (6) Purchase or hold the securities of any issuer if, to its knowledge, one or more officers or trustees of the Fund or the Adviser individually own beneficially more than 0.5% and together own beneficially more than 5% of the securities of such other issuer.

          (7) Invest in companies for the purpose of exercising control or management.

          (8) The Fund may not make loans to other persons (a) except loans up to 10% of the value of the Fund's assets, collateralized at 100% each business day, subject to immediate termination if collateral is not maintained or on five business days' notice, on which the Fund will receive all income accruing on the borrowed securities during the loan and will pay no fees except to its custodian; and (b) except to the extent that up to 10% of the value of the Fund's total assets may be invested in private placements. The purchase of publicly distributed bonds, notes, debentures or other obligations normally acquired by institutions shall not be considered the making of a loan

          (9) Invest in puts, calls, or combinations of both, provided that this shall not preclude the purchase and sale in accordance with the investment objective and policies of warrants, rights and securities convertible into or exchangeable for other securities.

          (10) [Reserved]

          (11) Purchase securities on margin except that the Fund may purchase or sell financial futures contracts and related options.

          (12) Invest in securities of another investment company.

          (13) Purchase the securities of any issuer, if immediately thereafter the Fund shall

             (a) have more than 5% of the market or other fair value of its total assets (excluding securities of the United States Government or any instrumentality thereof) invested in the securities of such issuer or

             (b) own more than 10% of the outstanding voting securities of such issuer.

          (14) Issue senior securities except as provided in (15) below.

          (15) Borrow amounts which exceed 25% of the market or other fair value of its total assets, computed prior to the borrowing. Because of market fluctuations or other reasons, such percentage limitations may be temporarily exceeded. This right to borrow is limited by the Investment Company Act so that the Fund's assets, including the borrowed money, less its liabilities (other than bank borrowings), must equal at least three times all money borrowed.

          (16) The Fund may not pledge its assets except that, subject to applicable limitations under Federal Reserve Board rules, the Fund may pledge up to 15% of the market or other fair value of its total assets to secure borrowings effected within the limitations set forth in (15) above and for temporary or emergency purposes, which do not exceed 5% of the market or other fair value of the total assets of the Fund. This limitation does not apply to short sales collateralized by securities as permitted under Restriction 17.

          (17) Make short sales of securities or maintain a short position in securities unless at all times when a short position is open, it owns at least an equal amount of such securities, or owns securities convertible into or exchangeable for at least an equal amount of such securities without payment of additional consideration. The Fund may not purchase securities on margin, but it may obtain such short-term credits as may be necessary for clearance of transactions and it may make margin deposits in connection with transactions in options, futures and related options. The deposit or payment by the Fund of initial or maintenance margin in connection with options, futures contracts or related options is not considered the purchase of a security on margin. Collateral arrangements with respect to margin for futures contracts and options are not deemed to be pledges or other encumbrances for the purposes of these restrictions.

          (18) The Fund may invest in an amount not to exceed 15% of the total asset value of the Fund's portfolio at the time of purchase in securities of foreign governments and companies so long as such securities are listed on a domestic stock exchange, are represented by American Depository Receipts, or are convertible into or exchangeable for securities which are listed on a domestic securities exchange.

          (19) Invest in oil, gas or other mineral development programs.

          (20) Purchase warrants to acquire other securities unless immediately after such purchase not more than 5% (of which no more than 2% may be warrants not listed on the New York or American Stock

     Exchanges) of the Fund's net assets taken at market or other fair value would be invested in such warrants (valued at market). Warrants purchased as part of an investment unit or package (even after the break up of such unit or package by the Fund) shall be deemed of no value and therefore not limited by the above. This restriction does not apply to options, futures contracts and related options.

     Incorporated herein by reference in its entirety is the Annual Report of the Convertible Securities Fund, for the fiscal year ended December 31, 1999, attached as Appendix C to this Statement of Additional Information.

FINANCIAL STATEMENTS

     Incorporated herein by reference in their respective entireties are (i) the audited financial statements of the Harbor Fund for the fiscal year ended December 31, 1999, as included in Appendix B hereto, (ii) the audited financial statements of the Convertible Securities Fund for fiscal year ended December 31, 1999, as included in Appendix C hereto.

PRO FORMA FINANCIAL STATEMENTS

     Set forth in Appendix D hereto are unaudited pro forma financial statements of the Harbor Fund giving effect to the Reorganization which include: (i) Pro Forma Condensed Statements of Assets and Liabilities at December 31, 1999, (ii) Pro Forma Condensed Statement of Operations for the one year period ended December 31, 1999 and (iii) Pro Forma Portfolio of Investments at December 31, 1999.

                                                                      APPENDIX A

                                    FORM OF
                      AGREEMENT AND PLAN OF REORGANIZATION

                                   FORM OF
                      AGREEMENT AND PLAN OF REORGANIZATION

This Agreement and Plan of Reorganization (the "Agreement") is made as of ________________, by and between Van Kampen Harbor Fund (the "Harbor Fund"), a registered investment company, SEC File No. 811-734, and Van Kampen Convertible Securities Fund (the "Convertible Securities Fund"), a registered investment company, SEC File No. 811-2282.


                                   WITNESSETH:

 WHEREAS, the Board of Trustees of the Harbor Fund (the "Harbor Fund Board") and the Board of Trustees of the Convertible Securities Fund (the "Convertible Securities Fund Board") have determined that entering into this Agreement for the Harbor Fund to acquire the assets and liabilities of the Convertible Securities Fund is in the best interests of the shareholders of each respective fund; and

 WHEREAS, the parties intend that this transaction qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code");

 NOW, THEREFORE, in consideration of the mutual promises contained herein, and intending to be legally bound hereby, the parties hereto agree as follows:

1. PLAN OF TRANSACTION.

         A. TRANSFER OF ASSETS. Upon satisfaction of the conditions precedent set forth in Sections 7 and 8 hereof, the Convertible Securities Fund will convey, transfer and deliver to the Harbor Fund at the Closing, provided for in
Section 2 hereof, all of the existing assets of the Convertible Securities Fund (including accrued interest to the Closing Date) to the Harbor Fund as more fully set forth on Schedule 1 hereto, and as amended from time to time prior to the Closing Date (as defined below), free and clear of all liens, encumbrances and claims whatsoever (the assets so transferred collectively being referred to as the "Assets").

         B. CONSIDERATION. In consideration thereof, the Harbor Fund agrees that on the Closing Date the Harbor Fund will (i) deliver to the Convertible Securities Fund, full and fractional Class A Shares of beneficial interest, par value $0.01 per share, of the Harbor Fund having aggregate net asset values in an amount equal to the aggregate dollar value of the Assets net of any liabilities of the Convertible Securities Fund described in Section 3E hereof (the

"Liabilities") determined pursuant to Section 3A of this Agreement (collectively, the "Harbor Fund Shares") and (ii) assume all of the Convertible Securities Fund's Liabilities. The calculation of full and fractional Class A Shares of the Harbor Fund to be exchanged shall be carried out to no less than two (2) decimal places. All Harbor Fund Shares delivered to the Convertible Securities Fund in exchange for such Assets shall be delivered at net asset value without sales load, commission or other transactional fee being imposed.

2. CLOSING OF THE TRANSACTION.

         CLOSING DATE. The closing shall occur within fifteen (15) business days after the later of receipt of all necessary regulatory approvals and the final adjournment of the meeting of shareholders of the Convertible Securities Fund at which this Agreement will be considered and approved or such later date as soon as practicable thereafter, as the parties may mutually agree (the "Closing Date"). On the Closing Date, the Harbor Fund shall deliver to the Convertible Securities Fund the Harbor Fund Shares in the amount determined pursuant to
Section 1B hereof and the Convertible Securities Fund thereafter shall, in order to effect the distribution of such shares to the Convertible Securities Fund shareholders, instruct the Harbor Fund to register the pro rata interest in the Harbor Fund Shares (in full and fractional shares) of each of the holders of record of shares of the Convertible Securities Fund in accordance with their holdings and shall provide as part of such instruction a complete and updated list of such holders (including addresses and taxpayer identification numbers), and the Harbor Fund agrees promptly to comply with said instruction. The Harbor Fund shall have no obligation to inquire as to the validity, propriety or correctness of such instruction, but shall assume that such instruction is valid, proper and correct.

3. PROCEDURE FOR REORGANIZATION.

         A. VALUATION. The value of the Assets and Liabilities of the Convertible Securities Fund to be transferred and assumed, respectively, by the Harbor Fund shall be computed as of the Closing Date, in the manner set forth in the most recent Prospectus and Statement of Additional Information of the Harbor Fund (collectively, the "Harbor Fund Prospectus"), copies of which have been delivered to the Convertible Securities Fund.

         B. DELIVERY OF FUND ASSETS. The Assets shall be delivered to State Street Bank and Trust Company or other custodian as designated by the Harbor Fund (collectively the "Custodian") for the benefit of the Harbor

Fund, duly endorsed in proper form for transfer in such condition as to constitute a good delivery thereof, free and clear of all liens, encumbrances and claims whatsoever, in accordance with the custom of brokers, and shall be accompanied by all necessary state stock transfer stamps, the cost of which shall be borne by the Van Kampen Asset Management Inc. (the "Adviser").

         C. FAILURE TO DELIVER SECURITIES. If the Convertible Securities Fund is unable to make delivery pursuant to Section 3B hereof to the Custodian of any of the Convertible Securities Fund's securities for the reason that any of such securities purchased by the Harbor Fund have not yet been delivered to it by the Convertible Securities Fund's broker or brokers, then, in lieu of such delivery, the Convertible Securities Fund shall deliver to the Custodian, with respect to said securities, executed copies of an agreement of assignment and due bills executed on behalf of said broker or brokers, together with such other documents as may be required by the Harbor Fund or Custodian, including brokers' confirmation slips.

         D. SHAREHOLDER ACCOUNTS. The Harbor Fund, in order to assist the Convertible Securities Fund in the distribution of the Harbor Fund Shares to the Convertible Securities Fund shareholders after delivery of the Harbor Fund Shares to the Convertible Securities Fund, will establish pursuant to the request of the Convertible Securities Fund an open account with the Harbor Fund for each shareholder of the Convertible Securities Fund and, upon request by the Convertible Securities Fund, shall transfer to such accounts, the exact number of full and fractional Class A Shares of the Harbor Fund then held by the Convertible Securities Fund specified in the instruction provided pursuant to
Section 2 hereof. The Harbor Fund is not required to issue certificates representing Harbor Fund Shares unless requested to do so by a shareholder. Upon liquidation or dissolution of the Convertible Securities Fund, certificates representing shares of beneficial interest of the Convertible Securities Fund shall become null and void.

         E. LIABILITIES. The Liabilities shall include all of Convertible Securities Fund's liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Closing Date, and whether or not specifically referred to in this Agreement.

         F. EXPENSES. In the event that the transactions contemplated herein are consummated, the Convertible Securities Fund agrees to pay (i) for the reasonable outside expenses for the transactions contemplated herein; including, but not by way of limitation, the preparation of the Harbor Fund's Registration Statement on Form N-14 (the "Registration Statement") and the solicitation of the Convertible Securities Fund shareholder proxies; (ii) the Convertible Securities Fund counsel's reasonable attorney's fees; and (iii) the cost of rendering the tax opinion, more fully referenced in Section 7F below. In the event that the transactions contemplated herein are not consummated for any reason, then all reasonable outside expenses incurred to the date of termination of this Agreement shall be borne by the Van Kampen Investments Inc.

         G. DISSOLUTION. As soon as practicable after the Closing Date but in no event later than one year after the Closing Date, the Convertible Securities Fund shall voluntarily dissolve and completely liquidate by taking, in accordance with the Delaware Business Trust Law and Federal securities laws, all steps as shall be necessary and proper to effect a complete liquidation and dissolution of the Convertible Securities Fund. Immediately after the Closing Date, the share transfer books relating to the Convertible Securities Fund shall be closed and no transfer of shares shall thereafter be made on such books.

4. CONVERTIBLE SECURITIES FUND'S REPRESENTATIONS AND WARRANTIES.

         The Convertible Securities Fund hereby represents and warrants to the Harbor Fund, which representations and warranties are true and correct on the date hereof, and agrees with the Harbor Fund that:

         A. ORGANIZATION. The Convertible Securities Fund is duly formed and in good standing under the laws of the state of its organization and is duly authorized to transact business in the state of its organization. The Convertible Securities Fund is qualified to do business in all jurisdictions in which they are required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Convertible Securities Fund. The Convertible Securities Fund has all material federal, state and local authorizations necessary to own all of the properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Convertible Securities Fund.

         B. REGISTRATION. The Convertible Securities Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as a closed-end, management investment company and such registration has not been revoked or rescinded. The Convertible Securities Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder with respect to its activities. All of the outstanding shares of beneficial interest of the Convertible Securities Fund have been duly authorized and are validly issued, fully paid and nonassessable and not subject to pre-emptive or dissenters' rights.

         C. AUDITED FINANCIAL STATEMENTS. The statement of assets and liabilities and the portfolio of investments and the related statements of operations and changes in net assets of the Convertible Securities Fund audited as of and for the year ended December 31, 1999, true and complete copies of which have been heretofore furnished to the Harbor Fund, fairly represent the financial condition and the results of operations of the Convertible Securities Fund as of and for their respective dates and periods in conformity with generally accepted accounting principles applied on a consistent basis during the periods involved.

         D. FINANCIAL STATEMENTS. The Convertible Securities Fund shall furnish to the Harbor Fund within five (5) business days after the Closing Date, an unaudited statement of assets and liabilities and the portfolio of investments and the related statements of operations and changes in net assets as of and for the interim period ending on the Closing Date; such financial statements will represent fairly the financial position and portfolio of investments and the results of the Convertible Securities Fund's operations as of, and for the period ending on, the dates of such statements in conformity with generally accepted accounting principles applied on a consistent basis during the periods involved and the results of its operations and changes in financial position for the period then ended; and such financial statements shall be certified by the Treasurer of the Convertible Securities Fund as complying with the requirements hereof.

         E. CONTINGENT LIABILITIES. There are, and as of the Closing Date will be, no contingent Liabilities of the Convertible Securities Fund not disclosed in the financial statements delivered pursuant to Sections 4C and 4D which would materially affect the Convertible Securities Fund's financial condition, and there are no legal, administrative, or other proceedings pending or, to its knowledge, threatened against the Convertible Securities Fund which would, if adversely determined, materially affect the Convertible Securities Fund's financial condition. All Liabilities were incurred by the Convertible Securities Fund in the ordinary course of its business.

         F. MATERIAL AGREEMENTS. The Convertible Securities Fund is in compliance with all material agreements, rules, laws, statutes, regulations and administrative orders affecting its operations or its assets; and except as referred to in the Convertible Securities Fund's Prospectus, there are no material agreements outstanding relating to the Convertible Securities Fund to which the Convertible Securities Fund is a party.

         G. STATEMENT OF EARNINGS. As promptly as practicable, but in any case no later than 30 calendar days after the Closing Date, the Convertible Securities Fund shall furnish the Harbor Fund with a statement of the earnings and profits of the Convertible Securities Fund within the meaning of the Code as of the Closing Date.

         H. TAX RETURNS. At the date hereof and on the Closing Date, all Federal and other material tax returns and reports of the Convertible Securities Fund required by law to have been filed by such dates shall have been filed, and all Federal and other taxes shown thereon shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Convertible Securities Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to any such return.

         I. CORPORATE AUTHORITY. The Convertible Securities Fund has the necessary power to enter into this Agreement and to consummate the transactions contemplated herein. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated herein have been duly authorized by the Convertible Securities Fund Board, and except for obtaining approval of the holders of the shares of the Convertible Securities Fund, no other corporate acts or proceedings by the Convertible Securities Fund are necessary to authorize this Agreement and the transactions contemplated herein. This Agreement has been duly executed and delivered by the Convertible Securities Fund and constitutes the legal, valid and binding obligation of the Convertible Securities Fund enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or similar law affecting creditors' rights generally, or by general principals of equity (regardless of whether enforcement is sought in a proceeding at equity or law).

         J. NO VIOLATION; CONSENTS AND APPROVALS. The execution, delivery and performance of this Agreement by the Convertible Securities Fund does not and will not (i) violate any provision of the Convertible Securities Fund's organizational documents, (ii) violate any statute, law, judgment, writ, decree, order, regulation or rule of any court or governmental authority applicable to the Convertible Securities Fund, (iii) result in a violation or breach of, or constitute a default under any material contract, indenture, mortgage, loan agreement, note, lease or other instrument or obligation to which the Convertible Securities Fund is subject, or (iv) result in the creation or imposition or any lien, charge or encumbrance upon any property or assets of the Convertible Securities Fund. Except as set forth in
Schedule 2 to this Agreement, (i) no consent, approval, authorization, order or filing with or notice to any court or governmental authority or agency is required for the consummation by the Convertible Securities Fund of the transactions contemplated by this Agreement and (ii) no consent of or notice to any third party or entity is required for the consummation by the Convertible Securities Fund of the transactions contemplated by this Agreement.

         K. ABSENCE OF CHANGES. From the date of this Agreement through the Closing Date, there shall not have been:

         (1) any change in the business, results of operations, assets, or financial condition or the manner of conducting the business of the Convertible Securities Fund, other than changes in the ordinary course of its business, or any pending or threatened litigation, which has had or may have a material adverse effect on such business, results of operations, assets or financial condition;

         (2) issued any option to purchase or other right to acquire shares of the Convertible Securities Fund granted by the Convertible Securities Fund to any person other than subscriptions to purchase shares at net asset value in accordance with terms in the Prospectus for the Convertible Securities Fund;

         (3) any entering into, amendment or termination of any contract or agreement by the Convertible Securities Fund, except as otherwise contemplated by this Agreement;

         (4) any indebtedness incurred, other than in the ordinary course of business, by the Convertible Securities Fund for borrowed money or any commitment to borrow money entered into by the Convertible Securities Fund;

         (5) any amendment of the Convertible Securities Fund's organizational documents; or

         (6) any grant or imposition of any lien, claim, charge or encumbrance (other than encumbrances arising in the ordinary course of business with respect to covered options) upon any asset of the Convertible Securities Fund other than a lien for taxes not yet due and payable.

         L. TITLE. On the Closing Date, the Convertible Securities Fund will have good and marketable title to the Assets, free and clear of all liens, mortgages, pledges, encumbrances, charges, claims and equities whatsoever, other than a lien for taxes not yet due and payable, and full right, power and authority to sell, assign, transfer and deliver such Assets; upon delivery of such Assets, the Harbor Fund will receive good and marketable title to such Assets, free and clear of all liens, mortgages, pledges, encumbrances, charges, claims and equities other than a lien for taxes not yet due and payable.

         M. PROSPECTUS/PROXY STATEMENT. The Registration Statement and the Prospectus/Proxy Statement contained therein as of the effective date of the Registration Statement, and at all times subsequent thereto up to and including the Closing Date, as amended or as supplemented if it shall have been amended or supplemented, conform and will conform as it relates to the Convertible Securities Fund, in all material respects, to the applicable requirements of the applicable Federal and state securities laws and the rules and regulations of the SEC thereunder, and do not and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except that no representations or warranties in this Section 4N apply to statements or omissions made in reliance upon and in conformity with written information concerning the Harbor Fund furnished to the Convertible Securities Fund by the Harbor Fund.

         N. TAX QUALIFICATION. The Convertible Securities Fund has qualified as a regulated investment company within the meaning of Section 851 of the Code for each of its taxable years; and has satisfied the distribution requirements imposed by Section 852 of the Code for each of its taxable years.

         O. FAIR MARKET VALUE. The fair market value on a going concern basis of the Assets will equal or exceed the Liabilities to be assumed by the Harbor Fund and those to which the Assets are subject.

         P. CONVERTIBLE SECURITIES FUND LIABILITIES. Except as otherwise provided for herein, the Convertible Securities Fund shall use reasonable efforts, consistent with its ordinary operating procedures, to repay in full any indebtedness for borrowed money and have discharged or reserved against all of the Convertible Securities Fund's known debts, liabilities and obligations including expenses, costs and charges whether absolute or contingent, accrued or unaccrued.

5. THE HARBOR FUND'S REPRESENTATIONS AND WARRANTIES.

The Harbor Fund hereby represents and warrants to the Convertible Securities Fund, which representations and warranties are true and correct on the date hereof, and agrees with the Convertible Securities Fund that:

         A. ORGANIZATION. The Harbor Fund is duly formed and in good standing under the laws of the state of its organization and is duly authorized to transact business in the state of its organization. The Harbor Fund is qualified to do business in all jurisdictions in which it is required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Harbor Fund. The Harbor Fund has all material federal, state and local authorizations necessary to own all of the properties and assets and to carry on its business and the business thereof as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Harbor Fund.

         B. REGISTRATION. The Harbor Fund is registered under the 1940 Act as an open-end, management investment company and such registration has not been revoked or rescinded. The Harbor Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder. All of the outstanding shares of beneficial interest, par value $0.01 per share, of the Harbor Fund have been duly authorized and are validly issued, fully paid and non-assessable and not subject to pre-emptive or dissenters' rights.

         C. AUDITED FINANCIAL STATEMENTS. The statement of assets and liabilities and the portfolio of investments and the related statements of operations and changes in net assets of the Harbor Fund audited as of and for the year ended December 31, 1999, true and complete copies of which have been heretofore furnished to the Convertible Securities Fund, fairly represent the financial condition and the results of operations of the Harbor Fund as of and for their respective dates and periods in conformity with generally accepted accounting principles applied on a consistent basis during the periods involved.

         D. FINANCIAL STATEMENTS. The Harbor Fund shall furnish to the Convertible Securities Fund within five (5) business days after the Closing

Date, an unaudited statement of assets and liabilities and the portfolio of investments and the related statements of operations and changes in net assets as of and for the interim period ending on the Closing Date; such financial statements will represent fairly the financial position and portfolio of investments and the results of its operations as of, and for the period ending on, the dates of such statements in conformity with generally accepted accounting principles applied on a consistent basis during the period involved and the results of its operations and changes in financial position for the periods then ended; and such financial statements shall be certified by the Treasurer of the Harbor Fund as complying with the requirements hereof.

         E. CONTINGENT LIABILITIES. There are no contingent liabilities of the Harbor Fund not disclosed in the financial statements delivered pursuant to Sections 5C and 5D which would materially affect the Harbor Fund's financial condition, and there are no legal, administrative, or other proceedings pending or, to its knowledge, threatened against the Harbor Fund which would, if adversely determined, materially affect the Harbor Fund's financial condition.

         F. MATERIAL AGREEMENTS. The Harbor Fund is in compliance with all material agreements, rules, laws, statutes, regulations and administrative orders affecting its operations or its assets; and except as referred to in the Harbor Fund Prospectus and Statement of Additional Information there are no material agreements outstanding to which the Harbor Fund is a party.

         G. TAX RETURNS. At the date hereof and on the Closing Date, all Federal and other material tax returns and reports of the Harbor Fund required by law to have been filed by such dates shall have been filed, and all Federal and other taxes shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Harbor Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to any such return.


         H. CORPORATE AUTHORITY. The Harbor Fund has the necessary power to enter into this Agreement and to consummate the transactions contemplated herein. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated herein have been duly authorized by the Harbor Fund Board, no other corporate acts or proceedings by the Harbor Fund are necessary to authorize this Agreement and the transactions contemplated herein. This Agreement has been duly executed and delivered by the Harbor Fund and constitutes a valid and binding obligation of the Harbor Fund enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or similar law affecting creditors' rights generally, or by general principals of equity (regardless of whether enforcement is sought in a proceeding at equity or law).

         I. NO VIOLATION; CONSENTS AND APPROVALS. The execution, delivery and performance of this Agreement by the Harbor Fund does not and will not (i) result in a material violation of any provision of the Harbor Fund's organizational documents, (ii) violate any statute, law, judgment, writ, decree, order, regulation or rule of any court or governmental authority applicable to the Harbor Fund or (iii) result in a material violation or breach of, or constitute a default under, any material contract, indenture, mortgage, loan agreement, note, lease or other instrument or obligation to which the Harbor Fund is subject, or (iv) result in the creation or imposition or any lien, charge or encumbrance upon any property or assets of the Harbor Fund. Except as set forth in Schedule 3 to this Agreement, (i) no consent, approval, authorization, order or filing with notice to any court or governmental authority or agency is required for the consummation by the Harbor Fund of the transactions contemplated by this Agreement and (ii) no consent of or notice to any third party or entity is required for the consummation by the Harbor Fund of the transactions contemplated by this Agreement.

         J. ABSENCE OF PROCEEDINGS. There are no legal, administrative or other proceedings pending or, to its knowledge, threatened against the Harbor Fund which would materially affect its financial condition.

         K. SHARES OF THE HARBOR FUND: REGISTRATION. The Harbor Fund Shares to be issued pursuant to Section 1 hereof will be duly registered under the Securities Act and all applicable state securities laws.

         L. SHARES OF THE HARBOR FUND: AUTHORIZATION. The shares of beneficial interest of the Harbor Fund to be issued pursuant to Section 1 hereof have been duly authorized and, when issued in accordance with this Agreement, will be validly issued and fully paid and non-assessable by the Harbor Fund and conform in all material respects to the description thereof contained in the Harbor Fund's Prospectus furnished to the Convertible Securities Fund.

         M. ABSENCE OF CHANGES. From the date hereof through the Closing Date, there shall not have been any change in the business, results of operations, assets or financial condition or the manner of conducting the business of the Harbor Fund, other than changes in the ordinary course of its business, which has had a material adverse effect on such business, results of operations, assets or financial condition.

         N. REGISTRATION STATEMENT. The Registration Statement and the Prospectus/Proxy Statement contained therein as of the effective date of the Registration Statement, and at all times subsequent thereto up to and including the Closing Date, as amended or as supplemented if they shall have been amended or supplemented, conforms and will conform, as it relates to the Harbor Fund, in all material respects, to the applicable requirements of the applicable Federal securities laws and the rules and regulations of the SEC thereunder, and do not and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except that no representations or warranties in this Section 5N apply to statements or omissions made in reliance upon and in conformity with written information concerning the Convertible Securities Fund furnished to the Harbor Fund by the Convertible Securities Fund.

         O. TAX QUALIFICATION. The Harbor Fund has qualified as a regulated investment company within the meaning of Section 851 of the Code for each of its taxable years; and has satisfied the distribution requirements imposed by
Section 852 of the Code for each of its taxable years.

6. COVENANTS.

 During the period from the date of this Agreement and continuing until the Closing Date the Convertible Securities Fund and Harbor Fund each agrees that (except as expressly contemplated or permitted by this Agreement):

         A. OTHER ACTIONS. The Convertible Securities Fund and Harbor Fund shall operate only in the ordinary course of business consistent with prior practice. No party shall take any action that would, or reasonably would be expected to, result in any of its representations and warranties set forth in this Agreement being or becoming untrue in any material respect.

         B. GOVERNMENT FILINGS; CONSENTS. The Convertible Securities Fund and Harbor Fund shall file all reports required to be filed by the Convertible Securities Fund and Harbor Fund with the SEC between the date of this Agreement and the Closing Date and shall deliver to the other party copies of all such reports promptly after the same are filed. Except where prohibited by applicable statutes and regulations, each party shall promptly provide the other (or its counsel) with copies of all other filings made by such party with any state, local or federal government agency or entity in connection with this Agreement or the transactions contemplated hereby. Each of the Convertible Securities Fund and the Harbor Fund shall use all reasonable efforts to obtain all consents, approvals and authorizations required in connection with the consummation of the transactions contemplated by this Agreement and to make all necessary filings with the appropriate Secretary of State.

         C. PREPARATION OF THE REGISTRATION STATEMENT AND THE PROSPECTUS/PROXY STATEMENT. In connection with the Registration Statement and the Prospectus/Proxy Statement, each party hereto will cooperate with the other and furnish to the other the information relating to the Convertible Securities Fund or Harbor Fund, as the case may be, required by the Securities Act or the Exchange Act and the rules and regulations thereunder, as the case may be, to be set forth in the Registration Statement or the Prospectus/Proxy Statement, as the case may be. The Convertible Securities Fund shall promptly prepare for filing with the SEC the Prospectus/Proxy Statement and the Harbor Fund shall promptly prepare and file with the SEC the Registration Statement, in which the Prospectus/Proxy Statement will be included as a prospectus. In connection with the Registration Statement, insofar as it relates to the Convertible Securities Fund and its affiliated persons, the Harbor Fund shall only include such information as is approved by the Convertible Securities Fund for use in the Registration Statement. The Harbor Fund shall not amend or supplement any such information regarding the Convertible Securities Fund and such affiliates without the prior written consent of the Convertible Securities Fund which consent shall not unreasonably withheld or delayed. The Harbor Fund shall promptly notify and provide the Convertible Securities Fund with copies of all amendments or supplements filed with respect to the Registration Statement. The Harbor Fund shall use all reasonable efforts to have the Registration Statement declared effective under the Securities Act as promptly as practicable after such filing. The Harbor Fund shall also take any action (other than qualifying to do business in any jurisdiction in which it is now not so qualified) required to be taken under any applicable state securities laws in connection with the issuance of the Harbor Fund's shares of beneficial interest in the transactions contemplated by this Agreement, and the Convertible Securities Fund shall furnish all information concerning the Convertible Securities Fund and the holders of the Convertible Securities Fund's shares of beneficial interest as may be reasonably requested in connection with any such action.

         D. ACCESS TO INFORMATION. During the period prior to the Closing Date, the Convertible Securities Fund shall make available to the Harbor Fund a copy of each report, schedule, registration statement and other document (the "Documents") filed or received by it during such period pursuant to the requirements of Federal or state securities laws or Federal or state banking laws (other than Documents which such party is not permitted to disclose under applicable law). During the period prior to the Closing Date, the Harbor Fund shall make available to the Convertible Securities Fund each Document pertaining to the transactions contemplated hereby filed or received by it during such period pursuant to Federal or state securities laws or Federal or state banking laws (other than Documents which such party is not permitted to disclose under applicable law).

         E. SHAREHOLDERS MEETING. The Convertible Securities Fund shall call a meeting of the Convertible Securities Fund shareholders to be held as promptly as practicable for the purpose of voting upon the approval of this Agreement and the transactions contemplated herein, and shall furnish a copy of the Prospectus/Proxy Statement and form of proxy to each shareholder of the Convertible Securities Fund as of the record date for such meeting of shareholders. The Board shall recommend to the Convertible Securities Fund shareholders approval of this Agreement and the transactions contemplated herein, subject to fiduciary obligations under applicable law.

         F. COORDINATION OF PORTFOLIOS. The Convertible Securities Fund and Harbor Fund covenant and agree to coordinate the respective portfolios of the Convertible Securities Fund and Harbor Fund from the date of the Agreement up to and including the Closing Date in order that at Closing, when the Assets are added to the Harbor Fund's portfolio, the resulting portfolio will meet the Harbor Fund's investment objective, policies and restrictions, as set forth in the Harbor Fund's Prospectus, a copy of which has been delivered to the Convertible Securities Fund.

         G. DISTRIBUTION OF THE SHARES. At Closing the Convertible Securities Fund covenants that it shall cause to be distributed the Harbor Fund Shares in the proper pro rata amount for the benefit of Convertible Securities Fund's shareholders and such that the Convertible Securities Fund shall not continue to hold amounts of said shares so as to cause a violation of Section 12(d)(1) of the 1940 Act. The Convertible Securities Fund covenants further that, pursuant to Section 3G, it shall liquidate and dissolve as promptly as practicable after the Closing Date. The Convertible Securities Fund covenants to use all reasonable efforts to cooperate with the Harbor Fund and the Harbor Fund's transfer agent in the distribution of said shares.

         H. BROKERS OR FINDERS. Except as disclosed in writing to the other party prior to the date hereof, each of the Convertible Securities Fund and the Harbor Fund represents that no agent, broker, investment banker, financial advisor or other firm or person is or will be entitled to any broker's or finder's fee or any other commission or similar fee in connection with any of the transactions contemplated by this Agreement, and each party shall hold the other harmless from and against any and all claims, liabilities or obligations with respect to any such fees, commissions or expenses asserted by any person to be due or payable in connection with any of the transactions contemplated by this Agreement on the basis of any act or statement alleged to have been made by such first party or its affiliate.

         L. ADDITIONAL AGREEMENT. In case at any time after the Closing Date any further action is necessary or desirable in order to carry out the purposes of this Agreement the proper officers and trustees of each party to this Agreement shall take all such necessary action.

         J. PUBLIC ANNOUNCEMENTS. For a period of time from the date of this Agreement to the Closing Date, the Convertible Securities Fund and the Harbor Fund will consult with each other before issuing any press releases or otherwise making any public statements with respect to this Agreement or the transactions contemplated herein and shall not issue any press release or make any public statement prior to such consultation, except as may be required by law or the rules of any national securities exchange on which such party's securities are traded.

         K. TAX STATUS OF REORGANIZATION. The intention of the parties is that the transaction will qualify as a reorganization within the meaning of Section 368(a) of the Code. Neither the Harbor Fund nor the Convertible Securities Fund shall take any action, or cause any action to be taken (including, without limitation, the filing of any tax return) that is inconsistent with such treatment or results in the failure of the transaction to qualify as a reorganization within meaning of Section 368(a) of the Code. At or prior to the Closing Date, the Harbor Fund and the Convertible Securities Fund will take such action, or cause such action to be taken, as is reasonably necessary to enable Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Convertible Securities Fund, to render the tax opinion required herein.

         L. DECLARATION OF DIVIDEND. At or immediately prior to the Closing Date, the Convertible Securities Fund shall declare and pay to its stockholders a dividend or other distribution in an amount large enough so that it will have distributed substantially all (and in any event not less than 98%) of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

7. CONDITIONS TO OBLIGATIONS OF THE CONVERTIBLE SECURITIES FUND.

The obligations of the Convertible Securities Fund hereunder with respect to the consummation of the Reorganization are subject to the satisfaction, or written waiver by the Convertible Securities Fund, of the following conditions:

         A. SHAREHOLDER APPROVAL. This Agreement and the transactions contemplated herein shall have been approved by the affirmative vote of the holders of a majority of the outstanding shares of beneficial interest the Convertible Securities Fund.

         B. REPRESENTATIONS, WARRANTIES AND AGREEMENTS. Each of the representations and warranties of the Harbor Fund contained herein shall be true in all material respects as of the Closing Date, and as of the Closing Date there shall have been no material adverse change in the financial condition, results of operations, business properties or assets of the Harbor Fund, and the Convertible Securities Fund shall have received a certificate of the President or Vice President of the Harbor Fund satisfactory in form and substance to the Convertible Securities Fund so stating. The Harbor Fund shall have performed and complied in all material respects with all agreements, obligations and covenants required by this Agreement to be so performed or complied with by it on or prior to the Closing Date.

         C. REGISTRATION STATEMENT EFFECTIVE. The Registration Statement shall have become effective and no stop orders under the Securities Act pertaining thereto shall have been issued.

         D. REGULATORY APPROVAL. All necessary approvals, registrations, and exemptions under federal and state securities laws shall have been obtained.

         E. NO INJUNCTIONS OR RESTRAINTS; ILLEGALITY. No temporary restraining order, preliminary or permanent injunction or other order issued by any court of competent jurisdiction or other legal restraint or prohibition (an "Injunction") preventing the consummation of the transactions contemplated by this Agreement shall be in effect, nor shall any proceeding by any state, local or federal government agency or entity asking any of the foregoing be pending. There shall not have been any action taken or any statute, rule, regulation or order enacted, entered, enforced or deemed applicable to the transactions contemplated by this Agreement, which makes the consummation of the transactions contemplated by this Agreement illegal or which has a material adverse effect on business operations of the Harbor Fund.

         F. TAX OPINION. The Convertible Securities Fund shall have obtained an opinion from Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel for the the Convertible Securities Fund, dated as of the Closing Date, addressed to the Convertible Securities Fund, that the consummation of the transactions set forth in this Agreement comply with the requirements of a reorganization as described in Section 368(a) of the Code.


         G. OPINION OF COUNSEL. The Convertible Securities Fund shall have received the opinion of Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel for the Harbor Fund, dated as of the Closing Date, addressed to the Convertible Securities Fund substantially in the form and to the effect that: (i) the Harbor Fund existing in good standing under the laws of its State of organization; (ii) the Harbor Fund is registered as an open-end, management investment company under the 1940 Act; (iii) this Agreement and the reorganization provided for herein and the execution of this Agreement have been duly authorized and approved by all requisite action of Harbor Fund and this Agreement has been duly executed and delivered by the Harbor Fund and (assuming the Agreement is a valid and binding obligation of the other parties thereto) is a valid and binding obligation of the Harbor Fund; (iv) neither the execution or delivery by the Harbor Fund of this Agreement nor the consummation by the Harbor Fund of the transactions contemplated thereby contravene the Harbor Fund's organizational documents, or, to the knowledge of such counsel, violate any provision of any statute or any published regulation or any judgment or order disclosed to counsel by the Harbor Fund as being applicable to the Harbor Fund; (v) to their knowledge based solely on the certificate of an appropriate officer of the Harbor Fund attached thereto, there is no pending or threatened litigation except as described therein; (vi) the Harbor Fund's Shares have been duly authorized and upon issuance thereof in accordance with this Agreement will be validly issued, fully paid and nonassessable; (vii) except as to financial statements and schedules and other financial and statistical data included or incorporated by reference therein and subject to usual and customary qualifications with respect to Rule 10b-5 type opinions, as of the effective date of the Registration Statement filed pursuant to the Agreement, the portions thereof pertaining to the Harbor Fund comply as to form in all material respects with the requirements of the Securities Act, the Securities Exchange Act and the 1940 Act and the rules and regulations of the SEC thereunder and no facts have come to counsel's attention which would cause them to believe that as of the effectiveness of the portions of the Registration Statement applicable to Harbor Fund, the Registration Statement contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and (viii) to their knowledge and subject to the qualifications set forth below, the execution and delivery by the Harbor Fund of the Agreement and the consummation of the transactions therein contemplated do not require, under the laws of the State of organization or any state in which the Harbor Fund is qualified to do business or the federal laws of the United States, the consent, approval, authorization, registration, qualification or order of, or filing with, any court or governmental agency or body (except such as have been obtained). Counsel need express no opinion, however, as to any such consent, approval, authorization, registration, qualification, order or filing (a) which may be required as a result of the involvement of other parties to the Agreement in the transactions contemplated by the Agreement because of their legal or regulatory status or because of any other facts specifically pertaining to them;
(b) the absence of which does not deprive the Convertible Securities Fund of any material benefit under the Agreement; or (c) which can be readily obtained without significant delay or expense to the Convertible Securities Fund, without loss to the Convertible Securities Fund of any material benefit under the Agreement and without any material adverse effect on the Convertible Securities Fund during the period such consent, approval, authorization, registration, qualification or order was obtained. The foregoing opinion relates only to consents, approvals, authorizations, registrations, qualifications, orders or filings under (a) laws which are specifically referred to in this opinion, (b) laws of the State of organization or any state in which the Harbor Fund is qualified to do business and the federal laws of the United States which, in counsel's experience, are normally applicable to transactions of the type provided for in the Agreement and (c) court orders and judgments disclosed to counsel by the Harbor Fund in connection with the opinion. In addition, although counsel need not have specifically considered the possible applicability to the Harbor Fund of any other laws, orders or judgments, nothing has come to their attention in connection with their representation of the Harbor Fund in this transaction that has caused them to conclude that any other consent, approval, authorization, registration, qualification, order or filing is required.

         H. OFFICER CERTIFICATES. The Convertible Securities Fund shall have received a certificate of an authorized officer of the Harbor Fund, dated as of the Closing Date, certifying that the representations and warranties set forth in Section 5 are true and correct on the Closing Date, together with certified copies of the resolutions adopted by the Harbor Fund Board shall be furnished to the Convertible Securities Fund.

8. CONDITIONS TO OBLIGATIONS OF HARBOR FUND.

The obligations of the Harbor Fund hereunder with respect to the consummation of the Reorganization are subject to the satisfaction, or written waiver by the Harbor Fund of the following conditions:

         A. SHAREHOLDER APPROVAL. This Agreement and the transactions contemplated herein shall have been approved by the affirmative vote of the holders of a majority of the outstanding shares of beneficial interest of the Convertible Securities Fund.

         B. REPRESENTATIONS, WARRANTIES AND AGREEMENTS. Each of the representations and warranties of the Convertible Securities Fund contained herein shall be true in all material respects as of the Closing Date, and as of the Closing Date there shall have been no material adverse change in the financial condition, results of operations, business, properties or assets of the Convertible Securities Fund, and the Harbor Fund shall have received a certificate of an authorized officer of the Convertible Securities Fund satisfactory in form and substance to the Harbor Fund so stating. The Convertible Securities Fund shall have performed and complied in all material respects with all agreements, obligations and covenants required by this Agreement to be so performed or complied with by them on or prior to the Closing Date.

         C. REGISTRATION STATEMENT EFFECTIVE. The Registration Statement shall have become effective and no stop orders under the Securities Act pertaining thereto shall have been issued.

         D. REGULATORY APPROVAL. All necessary approvals, registrations, and exemptions under federal and state securities laws shall have been obtained.

         E. NO INJUNCTIONS OR RESTRAINTS: ILLEGALITY. No injunction preventing the consummation of the transactions contemplated by this Agreement shall be in effect, nor shall any proceeding by any state, local or federal government agency or entity seeking any of the foregoing be pending. There shall not be any action taken, or any statute, rule, regulation or order enacted, entered, enforced or deemed applicable to the transactions contemplated by this Agreement, which makes the consummation of the transactions contemplated by this Agreement illegal.

         F. TAX OPINION. The Harbor Fund shall have obtained an opinion from Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel for the Convertible Securities Fund, dated as of the Closing Date, addressed to the Harbor Fund, that the consummation of the transactions set forth in this Agreement comply with the requirements of a reorganization as described in Section 368(a) of the Code.

         G. OPINION OF COUNSEL. The Harbor Fund shall have received the opinion of Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel for the Convertible Securities Fund, dated as of the Closing Date, addressed to the Harbor Fund, substantially in the form and to the effect that: (i) the Convertible Securities Fund is duly formed and existing under the laws of its state of organization;
(ii) the Convertible Securities Fund is registered as a closed-end, management investment company under the 1940 Act; (iii) this Agreement and the reorganization provided for herein and the execution of this Agreement have been duly authorized by all requisite action of the Convertible Securities Fund and this Agreement has been duly executed and delivered by the Convertible Securities Fund and (assuming the Agreement is a valid and binding obligation of the other parties thereto) is a valid and binding obligation of the Convertible Securities Fund; (iv) neither the execution or delivery by the Convertible Securities Fund of this Agreement nor the consummation by the Convertible Securities Fund of the transactions contemplated thereby contravene the Convertible Securities Fund's organizational documents or, to its knowledge, violate any provision of any statute, or any published regulation or any judgment or order disclosed to them by the Convertible Securities Fund as being applicable to the Convertible Securities Fund; (v) to its knowledge based solely on the certificate of an appropriate officer of the Convertible Securities Fund attached thereto, there is no pending, or threatened litigation involving the Convertible Securities Fund except as disclosed therein; (vi) except as to financial statements and schedules and other financial and statistical data included or incorporated by reference therein and subject to usual and customary qualifications with respect to Rule 10b-5 type opinions as of the effective date of the Registration Statement filed pursuant to the Agreement, the portions thereof pertaining to the Convertible Securities Fund comply as to form in all material respects with the requirements of the Securities Act, the Securities Exchange Act and the 1940 Act and the rules and regulations of the SEC thereunder and no facts have come to counsel's attention which cause them to believe that as of the effectiveness of the portions of the Registration Statement applicable to the Convertible Securities Fund, the Registration Statement contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and (vii) to their knowledge and subject to the qualifications set forth below, the execution and delivery by the Trust on behalf of the Convertible Securities Fund of the Agreement and the consummation of the transactions therein contemplated do not require, under the laws of the State of organization or any state in which the Convertible Securities Fund is qualified to do business, or the federal laws of the United States, the consent, approval, authorization, registration, qualification or order of, or filing with, any court or governmental agency or body (except such as have been obtained under the Securities Act, the 1940 Act or the rules and regulations thereunder.) Counsel need express no opinion, however, as to any such consent, approval, authorization, registration, qualification, order or filing; (a) which may be required as a result of the involvement of other parties to the Agreement in the transactions contemplated by the Agreement because of their legal or regulatory status or because of any other facts specifically pertaining to them; (b) the absence of which does not deprive the Harbor Fund of any material benefit under such agreements; or (c) which can be readily obtained without significant delay or expense to the Harbor Fund, without loss to the Harbor Fund of any material benefit under the Agreement and without any material adverse effect on them during the period such consent, approval, authorization, registration, qualification or order was obtained. The foregoing opinion relates only to consents, approvals, authorizations, registrations, qualifications, orders or filings under (a) laws which are specifically referred to in the opinion, (b) laws of the State of organization or any State in which the Convertible Securities Fund is qualified to do business and the federal laws of the United States which, in our experience, are normally applicable to transactions of the type provided for in the Agreement and (c) court orders and judgments disclosed to them by the Convertible Securities Fund in connection with the opinion. In addition, although counsel need not have specifically considered the possible applicability to the Convertible Securities Fund of any other laws, orders or judgments, nothing has come to their attention in connection with their representation of the Convertible Securities Fund in this transaction that has caused them to conclude that any other consent, approval, authorization, registration, qualification, order or filing is required.

         H. THE ASSETS. The Assets, as set forth in Schedule 1, as amended, shall consist solely of securities which are in conformity with the Harbor Fund's investment objectives, policies and restrictions as set forth in the Harbor Fund's Prospectus, a copy of which has been delivered to the Convertible Securities Fund.

         I. SHAREHOLDER LIST. The Convertible Securities Fund shall have delivered to the Harbor Fund an updated list of all shareholders of the Convertible Securities Fund, as reported by the Convertible Securities Fund's transfer agent, as of one (1) business day prior to the Closing Date with each shareholder's respective holdings in the Convertible Securities Fund, taxpayer identification numbers, Form W9 and last known address.

         J. OFFICER CERTIFICATES. The Harbor Fund shall have received a certificate of an authorized officer of the Convertible Securities Fund, dated as of the Closing Date, certifying that the representations and warranties set forth in Section 4 are true and correct on the Closing Date, together with certified copies of the resolutions adopted by the Convertible Securities Fund Board and shareholders.

9. AMENDMENT, WAIVER AND TERMINATION.

         (A) The parties hereto may, by agreement in writing authorized by the respective Boards, amend this Agreement at any time before or after approval thereof by the shareholders of the Convertible Securities Fund; provided, however, that after receipt of Convertible Securities Fund shareholder approval, no amendment shall be made by the parties hereto which substantially changes the terms of Sections 1, 2 and 3 hereof without obtaining Convertible Securities Fund's shareholder approval thereof.

         (B) At any time prior to the Closing Date, either of the parties may by written instrument signed by it (i) waive any inaccuracies in the representations and warranties made to it contained herein and (ii) waive compliance with any of the covenants or conditions made for its benefit contained herein. No delay on the part of either party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any waiver on the part of any party of any such right, power or privilege, or any single or partial exercise of any such right, power or privilege, preclude any further exercise thereof or the exercise of any other such right, power or privilege.

         (C) This Agreement may be terminated, and the transactions contemplated herein may be abandoned at any time prior to the Closing Date:

         (i) by the mutual consents of the respective Boards of the Convertible Securities Fund and the Harbor Fund;

         (ii) by the Convertible Securities Fund, if the Harbor Fund breaches in any material respect any of its representations, warranties, covenants or agreements contained in this Agreement;

         (iii) by the Harbor Fund, if the Convertible Securities Fund breaches in any material respect any of its representations, warranties, covenants or agreements contained in this Agreement;

         (iv) by either the Convertible Securities Fund or Harbor Fund, if the Closing has not occurred on or prior to December 31, 2000 (provided that the rights to terminate this Agreement pursuant to this subsection (C)(iv) shall not be available to any party whose failure to fulfill any of its obligations under this Agreement has been the cause of or resulted in the failure of the Closing to occur on or before such date);

         (v) by the Harbor Fund in the event that: (a) all the conditions precedent to the Convertible Securities Fund's obligation to close, as set forth in Section 7 of this Agreement, have been fully satisfied (or can be fully satisfied at the Closing); (b) the Harbor Fund gives the Convertible Securities Fund written assurance of its intent to close irrespective of the satisfaction or nonsatisfaction of all conditions precedent to the Harbor Fund's obligation to close, as set forth in Section 8 of this Agreement; and (c) the Convertible Securities Fund then fails or refuses to close within the earlier of five (5) business days or December 31, 2000; or

         (vi) by the Convertible Securities Fund in the event that: (a) all the conditions precedent to the Harbor Fund's obligation to close, as set forth in
Section 8 of this Agreement, have been fully satisfied (or can be fully satisfied at the Closing); (b) the Convertible Securities Fund gives the Harbor Fund written assurance of its intent to close irrespective of the satisfaction or nonsatisfaction of all the conditions precedent to the Convertible Securities Fund's obligation to close, as set forth in Section 7 of this Agreement; and (c) the Harbor Fund then fails or refuses to close within the earlier of five (5) business days or December 31, 2000.

10. REMEDIES.

 In the event of termination of this Agreement by either or both of the Convertible Securities Fund and Harbor Fund pursuant to Section 9(C), written notice thereof shall forthwith be given by the terminating party to the other party hereto, and this Agreement shall therefore terminate and become void and have no effect, and the transactions contemplated herein and thereby shall be abandoned, without further action by the parties hereto.

11. SURVIVAL OF WARRANTIES AND INDEMNIFICATION.

         A. SURVIVAL. The representations and warranties included or provided for herein, or in the schedules or other instruments delivered or to be delivered pursuant hereto, shall survive the Closing Date for a three year period except that any representation or warranty with respect to taxes shall survive for the expiration of the statutory period of limitations for assessments of tax deficiencies as the same may be extended from time to time by the taxpayer. The covenants and agreements included or provided for herein shall survive and be continuing obligations in accordance with their terms. The period for which a representation, warranty, covenant or agreement survives shall be referred to hereinafter as the "Survival Period." Notwithstanding anything set forth in the immediately preceding sentence, the Harbor Fund's and the Convertible Securities Fund's right to seek indemnity pursuant to this Agreement shall survive for a period of ninety (90) days beyond the expiration of the Survival Period of the representation, warranty, covenant or agreement upon which indemnity is sought. In no event shall the Harbor Fund or the Convertible Securities Fund be obligated to indemnify the other if indemnity is not sought within ninety (90) days of the expiration of the applicable Survival Period.

         B. INDEMNIFICATION. Each party (an "Indemnitor") shall indemnify and hold the other and its officers, trustees, agents and persons controlled by or controlling any of them (each an "Indemnified Party") harmless from and against any and all losses, damages, liabilities, claims, demands, judgments, settlements, deficiencies, taxes, assessments, charges, costs and expenses of any nature whatsoever (including reasonable attorneys' fees) including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by such Indemnified Party in connection with the defense or disposition of any claim, action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which such Indemnified Party may be or may have been involved as a party or otherwise or with which such Indemnified Party may be or may have been threatened (collectively, the "Losses") arising out of or related to any claim of a breach of any representation, warranty or covenant made herein by the Indemnitor, provided, however, that no Indemnified Party shall be indemnified hereunder against any Losses arising directly from such Indemnified Party's (i) willful misfeasance, (ii) bad faith, (iii) gross negligence or (iv) reckless disregard of the duties involved in the conduct of such Indemnified Party's position.

         C. INDEMNIFICATION PROCEDURE. The Indemnified Party shall use its best efforts to minimize any liabilities, damages, deficiencies, claims, judgments, assessments, costs and expenses in respect of which indemnity may be sought hereunder. The Indemnified Party shall give written notice to Indemnitor within the earlier of ten (10) days of receipt of written notice to Indemnified Party or thirty (30) days from discovery by Indemnified Party of any matters which may give rise to a claim for indemnification or reimbursement under this Agreement. The failure to give such notice shall not affect the right of Indemnified Party to indemnity hereunder unless such failure has materially and adversely affected the rights of the Indemnitor; provided that in any event such notice shall have been given prior to the expiration of the Survival Period. At any time after ten
(10) days from the giving of such notice, Indemnified Party may, at its option, resist, settle or otherwise compromise, or pay such claim unless it shall have received notice from Indemnitor that Indemnitor intends, at Indemnitor's sole cost and expense, to assume the defense of any such matter, in which case Indemnified Party shall have the right, at no cost or expense to Indemnitor, to participate in such defense. If Indemnitor does not assume the defense of such matter, and in any event until Indemnitor states in writing that it will assume the defense, Indemnitor shall pay all costs of Indemnified Party arising out of the defense until the defense is assumed; provided, however, that Indemnified Party shall consult with Indemnitor and obtain Indemnitor's prior written consent to any payment or settlement of any such claim. Indemnitor shall keep Indemnified Party fully apprised at all times as to the status of the defense. If Indemnitor does not assume the defense, Indemnified Party shall keep Indemnitor apprised at all times as to the status of the defense. Following indemnification as provided for hereunder, Indemnitor shall be subrogated to all rights of Indemnified Party with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made.

12. SURVIVAL.

  The provisions set forth in Sections 10, 11 and 16 hereof shall survive the termination of this Agreement for any cause whatsoever.

13. NOTICES.

  All notices hereunder shall be sufficiently given for all purposes hereunder if in writing and delivered personally or sent by registered mail or certified mail, postage prepaid. Notice to the Convertible Securities Fund shall be addressed to the Convertible Securities Fund c/o Van Kampen American Asset Management Inc., 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, Illinois 60181-5555, Attention: General Counsel, or at such other address as the Convertible Securities Fund may designate by written notice to the Harbor Fund. Notice to the Harbor Fund shall be addressed to the Harbor Fund c/o Van Kampen Asset Management Inc., 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, Illinois 60181, Attention: General Counsel, or at such other address and to the attention of such other person as the Harbor Fund may designate by written notice to the Convertible Securities Fund. Any notice shall be deemed to have been served or given as of the date such notice is delivered personally or mailed.

14. SUCCESSORS AND ASSIGNS.

  This Agreement shall be binding upon and inure to the benefit of the parties hereto and their successors and assigns. This Agreement shall not be assigned by any party without the prior written consent of the other party hereto.

15. BOOKS AND RECORDS.

  The Convertible Securities Fund and the Harbor Fund agree that copies of the books and records of the Convertible Securities Fund relating to the Assets including, but not limited to all files, records, written materials; e.g., closing transcripts, surveillance files and credit reports shall be delivered by the Convertible Securities Fund to the Harbor Fund at the Closing Date. In addition to, and without limiting the foregoing, the Convertible Securities Fund and the Harbor Fund agree to take such action as may be necessary in order that the Harbor Fund shall have reasonable access to such other books and records as may be reasonably requested, all for three complete fiscal and tax years after the Closing Date; namely, general ledger, journal entries, voucher registers; distribution journal; payroll register, monthly balance owing report; income tax returns; tax depreciation schedules; and investment tax credit basis schedules.

16. GENERAL.

  This Agreement supersedes all prior agreements between the parties (written or oral), is intended as a complete and exclusive statement of the terms of the Agreement between the parties and may not be amended, modified or changed or terminated orally. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been executed by the Convertible Securities Fund and Harbor Fund and delivered to each of the parties hereto. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. This Agreement is for the sole benefit of the parties thereto, and nothing in this Agreement, expressed or implied, is intended to confer upon any other person any rights or remedies under or by reason of this Agreement. This Agreement shall be governed by and construed in accordance with the laws of the State of Illinois without regard to principles of conflicts or choice of law.

17. LIMITATION OF LIABILITY.

  Consistent with the Convertible Securities Fund's and the Harbor Fund's respective Declarations of Trust, notice is hereby given and the parties hereto acknowledge and agree that this instrument is executed by the Trustees of the Convertible Securities Fund on behalf of the Convertible Securities Fund and by the Trustees of the Harbor Fund on behalf of the Harbor Fund as Trustees and not individually and that the obligations of this instrument are not binding upon any of the Trustees or shareholders of the Convertible Securities Fund or Harbor Fund individually but binding only upon the assets and property of the Convertible Securities Fund or the Harbor Fund as the case may be.

IN WITNESS WHEREOF, the parties have hereunto caused this Agreement to be executed and delivered by their duly authorized officers as of the day and year first written above.




                                  VAN KAMPEN HARBOR FUND


                                  ---------------------------------
                                  Richard Powers, III
                                  President



Attest:
       ------------------------------
Weston Wetherell
Assistant Secretary


                                  VAN KAMPEN CONVERTIBLE
                                  SECURITIES FUND


                                  ---------------------------------
                                  Richard Powers, III
                                  President


Attest:
       ------------------------------
Weston Wetherell
Assistant Secretary

                                                                      APPENDIX B

                      STATEMENT OF ADDITIONAL INFORMATION
                                       OF
                                  HARBOR FUND

                              DATED APRIL 28, 2000

                      STATEMENT OF ADDITIONAL INFORMATION

                                   VAN KAMPEN
                                  HARBOR FUND

     Van Kampen Harbor Fund (the "Fund") is a mutual fund with the investment objective to seek to provide current income, capital appreciation and conservation of capital. The Fund's investment adviser seeks to achieve the Fund's investment objective by investing principally in a portfolio of debt securities, primarily convertible bonds and convertible preferred stocks.

     The Fund is organized as a diversified series of Van Kampen Harbor Fund, an open-end, management investment company (the "Trust").

     This Statement of Additional Information is not a prospectus. This Statement of Additional Information should be read in conjunction with the Fund's prospectus (the "Prospectus") dated as of the same date as this Statement of Additional Information. This Statement of Additional Information does not include all the information that a prospective investor should consider before purchasing shares of the Fund. Investors should obtain and read the Prospectus prior to purchasing shares of the Fund. A Prospectus may be obtained without charge by writing or calling Van Kampen Funds Inc. at 1 Parkview Plaza, PO Box 5555, Oakbrook Terrace, Illinois 60181-5555 or (800) 341-2911 (or (800) 421-2833
for the hearing impaired).
                 ---------------------------------------------

                               TABLE OF CONTENTS
                 ---------------------------------------------

                                                                Page
                                                                ----
General Information.........................................    B-2
Investment Objective, Policies and Risks....................    B-3
Options, Futures Contracts and Related Options..............    B-8
Investment Restrictions.....................................    B-15
Trustees and Officers.......................................    B-17
Investment Advisory Agreement...............................    B-26
Other Agreements............................................    B-27
Distribution and Service....................................    B-27
Transfer Agent..............................................    B-31
Portfolio Transactions and Brokerage Allocation.............    B-31
Shareholder Services........................................    B-33
Redemption of Shares........................................    B-36
Contingent Deferred Sales Charge-Class A....................    B-36
Waiver of Class B and Class C Contingent Deferred Sales
  Charges...................................................    B-37
Taxation....................................................    B-39
Fund Performance............................................    B-44
Other Information...........................................    B-47
Report of Independent Accountants...........................    F-1
Financial Statements........................................    F-2
Notes to Financial Statements...............................    F-13

       THIS STATEMENT OF ADDITIONAL INFORMATION IS DATED APRIL 28, 2000.

                                                                    HAR SAI 4/00

                              GENERAL INFORMATION

     The Fund was originally incorporated in Delaware on July 16, 1956, under the name American Capital Harbor Fund, Inc. The Fund was reincorporated by merger into a Maryland corporation on December 29, 1978, under the same name. As of August 19, 1995, the Fund was reorganized under the name Van Kampen American Capital Harbor Fund as a series of the Trust. The Trust is organized as a business trust under the laws of the State of Delaware. On July 14, 1998, the Fund and the Trust adopted their present names.

     Van Kampen Asset Management Inc. (the "Adviser" or "Asset Management"), Van Kampen Funds Inc. (the "Distributor"), and Van Kampen Investor Services Inc. ("Investor Services") are wholly owned subsidiaries of Van Kampen Investments Inc. ("Van Kampen Investments"), which is an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co. ("Morgan Stanley Dean Witter"). The principal office of the Fund, the Trust, the Adviser, the Distributor and Van Kampen Investments is located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555. The principal office of Investor Services is located at 7501 Tiffany Springs Parkway, Kansas City, Missouri 64153.

     Morgan Stanley Dean Witter is a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities; asset management; and credit services.

     The authorized capitalization of the Trust consists of an unlimited number of shares of beneficial interest, par value $0.01 per share, which can be divided into series, such as the Fund, and further subdivided into classes of each series. Each share represents an equal proportionate interest in the assets of the series with each other share in such series and no interest in any other series. No series is subject to the liabilities of any other series. The Declaration of Trust provides that shareholders are not liable for any liabilities of the Trust or any of its series, requires inclusion of a clause to that effect in every agreement entered into by the Trust or any of its series and indemnifies shareholders against any such liability.

     The Fund currently offers three classes of shares, designated Class A Shares, Class B Shares and Class C Shares. Other classes may be established from time to time in accordance with provisions of the Declaration of Trust. Each class of shares of the Fund generally is identical in all respects except that each class bears certain distribution expenses and has exclusive voting rights with respect to its distribution fee. Shares of the Trust entitle their holders to one vote per share; however, separate votes are taken by each series on matters affecting an individual series and separate votes are taken by each class of a series on matters affecting an individual class of such series. For example, a change in investment policy for a series would be voted upon by shareholders of only the series involved and a change in the distribution fee for a class of a series would be voted upon by shareholders of only the class of such series involved. Except as otherwise described in the Prospectus or herein, shares do not have cumulative voting rights, preemptive rights or any conversion, subscription or exchange rights.

     The Fund does not contemplate holding regular meetings of shareholders to elect Trustees or otherwise. However, the holders of 10% or more of the outstanding shares may by written request require a meeting to consider the removal of Trustees by a vote of a majority of the shares then outstanding cast in person or by proxy at such meeting. The

Fund will assist such holders in communicating with other shareholders of the Fund to the extent required by the Investment Company Act of 1940, as amended (the "1940 Act"), or rules or regulations promulgated by the Securities and Exchange Commission ("SEC").

     In the event of liquidation, each of the shares of the Fund is entitled to its portion of all of the Fund's net assets after all debts and expenses of the Fund have been paid. Since Class B Shares and Class C Shares have higher distribution fees and transfer agency costs, the liquidation proceeds to holders of Class B Shares and Class C Shares are likely to be less than to holders of Class A Shares.

     The Trustees may amend the Declaration of Trust (including with respect to any series) in any manner without shareholder approval, except that the Trustees may not adopt any amendment adversely affecting the rights of shareholders of any series without approval by a majority of the shares of each affected series outstanding and entitled to vote (or such higher vote as may be required by the 1940 Act or other applicable law) and except that the Trustees cannot amend the Declaration of Trust to impose any liability on shareholders, make any assessment on shares or impose liabilities on the Trustees without approval from each affected shareholder or Trustee, as the case may be.

     Statements contained in this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which this Statement of Additional Information forms a part, each such statement being qualified in all respects by such reference.

     As of April 3, 2000, no person was known by the Fund to own beneficially or to hold of record 5% or more of the outstanding Class A Shares, Class B Shares or Class C Shares of the Fund, except as follows:

                                                    Amount of
                                                  Ownership at         Class        Percentage
       Name and Address of Record Holder          April 3, 2000      of Shares      Ownership
       ---------------------------------          -------------      ---------      ----------
Van Kampen Trust Company........................    7,633,965            A            28.85%
  2800 Post Oak Blvd.                               1,287,179            B            34.21%
  Houston, TX 77056                                    60,501            C             9.69%
Merrill Lynch Pierce Fenner & Smith Inc.........       49,040            C             7.85%
For the Sole Benefit of its Customers
  Attn: Fund Administration 97CU5
  4800 Deer Lake Drive East
  2nd Floor
  Jacksonville, FL 32246-6484

------------------------------------

     Van Kampen Trust Company acts as custodian for certain employee benefit plans and individual retirement accounts.

                    INVESTMENT OBJECTIVE, POLICIES AND RISKS

     The following disclosure supplements the disclosure set forth under the same caption in the Prospectus and does not, standing alone, present a complete or accurate explanation of the matters disclosed. Readers must refer also to this caption in the Prospectus for a complete presentation of the matters disclosed below.

REPURCHASE AGREEMENTS

     The Fund may engage in repurchase agreements with broker-dealers, banks and other recognized financial institutions in order to earn a return on temporarily available cash. A repurchase agreement is a short-term investment in which the purchaser (i.e., the Fund) acquires ownership of a security and the seller agrees to repurchase the obligation at a future time and set price, thereby determining the yield during the holding period. Repurchase agreements involve certain risks in the event of default by the other party. The Fund may enter into repurchase agreements with broker-dealers, banks and other recognized financial institutions deemed to be creditworthy by the Adviser under guidelines approved by the Fund's Board of Trustees. The Fund will not invest in repurchase agreements maturing in more than seven days if any such investment, together with any other illiquid securities held by the Fund, would exceed the Fund's limitation on illiquid securities described herein. The Fund does not bear the risk of a decline in the value of the underlying security unless the seller defaults under its repurchase obligation. In the event of the bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and losses including: (a) possible decline in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto; (b) possible lack of access to income on the underlying security during this period; and (c) expenses of enforcing its rights.

     For the purpose of investing in repurchase agreements, the Adviser may aggregate the cash that certain funds advised or subadvised by the Adviser or certain of its affiliates would otherwise invest separately into a joint account. The cash in the joint account is then invested in repurchase agreements and the funds that contributed to the joint account share pro rata in the net revenue generated. The Adviser believes that the joint account produces efficiencies and economies of scale that may contribute to reduced transaction costs, higher returns, higher quality investments and greater diversity of investments for the Fund than would be available to the Fund investing separately. The manner in which the joint account is managed is subject to conditions set forth in an exemptive order from the SEC permitting this practice, which conditions are designed to ensure the fair administration of the joint account and to protect the amounts in that account.

     Repurchase agreements are fully collateralized by the underlying securities and are considered to be loans under the 1940 Act. The Fund pays for such securities only upon physical delivery or evidence of book entry transfer to the account of a custodian or bank acting as agent. The seller under a repurchase agreement will be required to maintain the value of the underlying securities marked-to-market daily at not less than the repurchase price. The underlying securities (normally securities of the U.S. government, its agencies or instrumentalities) may have maturity dates exceeding one year.

CONVERTIBLE SECURITIES

     A "convertible security" includes any bond, debenture, note, preferred stock, warrant or other security which has the right to be converted into any other security or which carries with it the right to purchase any other security, any unit including one of the foregoing, or any other security for which it is expected that one of the foregoing will be received in exchange within a reasonably short period of time in a merger, acquisition, reorganization, recapitalization, or otherwise. A convertible security generally entitles the holder to exchange it for a fixed number of shares of common stock or other equity security, usually of the same company, or into cash at fixed prices within a specified period of time. A convertible security entitles the holder to receive the income of a bond or the dividend preference of a preferred stock until the holder elects to exercise the conversion privilege. The difference between the market price of the convertible security and the market price of the securities into which it may be converted is called the "premium." When the premium is small, the convertible security has performance characteristics similar to an equity security; when the premium is large, the convertible security has performance characteristics similar to a debt security.

     A convertible security's position in a company's capital structure depends upon its particular provisions. In the case of subordinated convertible debentures, the holders' claims on assets and earnings are subordinated to the claims of other creditors, and are senior to the claims of preferred and common shareholders. In the case of convertible preferred stock, the holders' claims on assets and earnings are subordinated to the claims of all creditors and are senior to the claims of common shareholders.

     Every convertible security may be valued, on a theoretical basis, as if it did not have a conversion privilege. Such theoretical value is determined by the yield it provides in comparison with the yields of other securities of comparable character and quality which do not have a conversion privilege. This theoretical value, which will change with prevailing interest rates, the credit standing of the issuer and other pertinent factors, is often referred to as the "investment value," and represents the security's theoretical price support level.

     "Conversion value" is the amount a convertible security would be worth in market value if it were to be exchanged for the underlying equity security pursuant to its conversion privilege. Conversion value fluctuates directly with the price of the underlying equity security, usually common stock. If, because of low prices for the common stock, the conversion value is substantially below the investment value, the price of the convertible security is governed principally by the factors described in the preceding paragraph. If the conversion value rises near or above its investment value, the price of the convertible security generally will rise above its investment value and, in addition, will sell at some premium over its conversion value. This premium represents the price investors are willing to pay for the privilege of purchasing a fixed income security with a possibility of capital appreciation due to the conversion privilege. If this appreciation potential is not realized, this premium may not be recovered. If the common stock should continue to advance in price, the premium would become less significant and the convertible security would fluctuate at a rate comparable to that of the common stock.

     To the degree that the price of a convertible security rises above its investment value because of a rise in price of the common stock, it is influenced more by price fluctuations of the common stock and less by its investment value. The price of a convertible security that is supported principally by its conversion value will rise along with any increase in the common stock, and such price generally will decline along with any decline in the price of the common stock except that the security will receive additional support as its price approaches investment value. A convertible security purchased or held at a time when its price is influenced by its conversion value will produce a lower yield than nonconvertible senior securities with comparable investment values. Convertible securities may be purchased by the Fund at varying price levels above their investment values or their conversion values in keeping with the Fund's investment objective.

     The Adviser believes that the characteristics of convertible securities make them particularly appropriate vehicles to achieve the Fund's investment objective. Convertible securities have unique investment characteristics because
(i) they have relatively high yields as compared to common stocks, (ii) they have defensive characteristics since they provide a fixed return even if the market price of the underlying common stock declines, and (iii) they provide the potential for capital appreciation if the market price of the underlying common stock increases.

     A convertible security may be subject to redemption at the option of the issuer at a price established in the charter provision or indenture pursuant to which the convertible security is issued. If a convertible security held by the Fund is called for redemption, the Fund will be required to surrender the security for redemption, convert it into the underlying common stock or sell it to a third party. Any of these actions could have an adverse effect on the Fund's ability to achieve its investment objective. If the Fund surrenders the security for redemption, it will receive the face amount of the security, and possibly a redemption premium. However, the amount received may be less than the value of the security before the redemption. Moreover, since a call for redemption is most likely to occur in a declining interest rate environment, the Fund may not be able to earn as high a rate of return when it reinvests the proceeds. Selling or converting the security might be more advantageous than surrendering for redemption, but the reinvestment risk would remain. Before the Fund purchases a convertible security, it will carefully review the redemption provisions of the security.

     Convertible securities are generally not investment grade, that is, not rated within the four highest categories by Standard & Poor's ("S&P") and Moody's Investors Service, Inc. ("Moody's"). To the extent that convertible securities acquired by the Fund are rated lower than investment grade or are not rated, there is a greater risk as to the timely repayment of the principal of, and timely payment of interest or dividends on such securities.

     In selecting convertible securities for the Fund, the Adviser will consider the following factors, among others: (1) the Adviser's own evaluation of the creditworthiness of the issuers of the securities; (2) the interest or dividend income generated by the securities; (3) the potential for capital appreciation of the securities and the underlying common stock; (4) the prices of the securities relative to the underlying common stock; (5) the prices of the securities relative to other comparable securities; (6) whether the securities have unfavorable redemption provisions or are entitled to the benefits of sinking funds or other protective conditions; (7) diversification of the Fund's portfolio as to issuers and industries; (8) whether the securities are rated by Moody's and/or S&P and, if so, the ratings assigned; and (9) whether the underlying common stock can be sold short.

     The Fund's investments in convertible securities may include securities with enhanced convertible features or "equity-linked" features. These securities come in many forms and may include features, among others, such as the following: (i) may be issued by the issuer of the underlying equity security on its own securities or securities it holds of another company or be issued by a third party (typically a brokerage firm or other financial entity) on a security of another company, (ii) may convert into equity securities, such as common stock, or may be redeemed for cash or some combination of cash and the linked security at a value based upon the value of the underlying equity security,
(iii) may have various conversion features prior to maturity at the option of the holder or the issuer or both,

(iv) may limit the appreciation value with caps or collars of the value of underlying equity security and (v) may have fixed, variable or no interest payments during the life of the security which reflect the actual or a structured return relative to the underlying dividends of the linked equity security. Generally these securities are designed to give investors enhanced yield opportunities to the equity securities of an issuer, but these securities may involve a limited appreciation potential, downside exposure, or a finite time in which to capture the yield advantage. For example, certain securities may provide a higher current dividend income than the dividend income on the underlying security while capping participation in the capital appreciation of such security. Other securities may involve arrangements with no interest or dividend payments made until maturity of the security or an enhanced principal amount received at maturity based on the yield and value of the underlying equity security during the security's term or at maturity. Besides enhanced yield opportunities, another advantage of using such securities is that they may be used for portfolio management or hedging purposes to reduce the risk of investing in a more volatile underlying equity security. There may be additional types of convertible securities with features not specifically referred to herein in which the Fund may invest consistent with its investment objective and policies.

     Investments in enhanced convertible or equity-linked securities may subject the Fund to additional risks not ordinarily associated with investments in traditional convertible securities. Particularly when such securities are issued by a third party on an underlying linked security of another company, the Fund is subject to risks if the underlying security underperforms or the issuer defaults on the payment of the dividend or the underlying security at maturity. Additionally, the trading market for certain securities may be less liquid than for other convertible securities making it difficult for the Fund to dispose of a particular security in a timely manner, and reduced liquidity in the secondary market for any such securities may make it more difficult to obtain market quotations for valuing the Fund's portfolio.

SECURITIES OF FOREIGN ISSUERS

     The Fund may purchase foreign securities in the form of American Depositary Receipts ("ADRs") and European Depositary Receipts ("EDRs") or other securities representing underlying shares of foreign companies. These securities are not necessarily denominated in the same currency as the underlying securities but generally are denominated in the currency of the market in which they are traded. ADRs are receipts typically issued by an American bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. ADRs are publicly traded on exchanges or over-the-counter in the United States and are issued through "sponsored" or "unsponsored" arrangements. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depositary's transaction fees, whereas under an unsponsored arrangement, the foreign issuer assumes no obligations and the depositary's transaction fees are paid by the ADR holders. In addition, less information is available in the United States about an unsponsored ADR than about a sponsored ADR and financial information about a company may not be as reliable for an unsponsored ADR as it is for a sponsored ADR. The Fund may invest in ADRs through both sponsored and unsponsored arrangements. EDRs are receipts issued in Europe by banks or depositaries which evidence a similar ownership arrangement.

PORTFOLIO TURNOVER

     The Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for a fiscal year by the average monthly value of the Fund's portfolio securities during such fiscal year. The turnover rate may vary greatly from year to year as well as within a year.

ILLIQUID SECURITIES

     The Fund may invest up to 10% of its net assets in illiquid securities, which includes securities that are not readily marketable, repurchase agreements which have a maturity of longer than seven days and generally includes securities that are restricted from sale to the public without registration under the Securities Act of 1933, as amended (the "1933 Act"). The sale of such securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of liquid securities trading on national securities exchanges or in the over-the-counter markets. Restricted securities are often purchased at a discount from the market price of unrestricted securities of the same issuer reflecting the fact that such securities may not be readily marketable without some time delay. Investments in securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Adviser in accordance with procedures approved by the Fund's Board of Trustees. Ordinarily, the Fund would invest in restricted securities only when it receives the issuer's commitment to register the securities without expense to the Fund. However, registration and underwriting expenses (which typically range from 7% to 15% of the gross proceeds of the securities sold) may be paid by the Fund. Restricted securities which can be offered and sold to qualified institutional buyers under Rule 144A under the 1933 Act ("144A Securities") and are determined to be liquid under guidelines adopted by and subject to the supervision of the Fund's Board of Trustees are not subject to the limitation on illiquid securities. Such 144A Securities are subject to monitoring and may become illiquid to the extent qualified institutional buyers become, for a time, uninterested in purchasing such securities. Factors used to determine whether 144A Securities are liquid include, among other things, a security's trading history, the availability of reliable pricing information, the number of dealers making quotes or making a market in such security and the number of potential purchasers in the market for such security. For purposes hereof, investments by the Fund in securities of other investment companies will not be considered investments in restricted securities to the extent permitted by (i) the 1940 Act, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief (such as "no action" letters issued by the staff of the SEC interpreting or providing guidance on the 1940 Act or regulations thereunder) from the provisions of the 1940 Act, as amended from time to time.

                 OPTIONS, FUTURES CONTRACTS AND RELATED OPTIONS

     The Fund may, but is not required to, use various investment strategies as described below to earn income, facilitate portfolio management and mitigate risks. Techniques and instruments may change over time as new instruments and strategies are developed or as regulatory changes occur. Although, the Fund's Adviser seeks to use such transactions to further the Fund's investment objective, no assurance can be given that the use of these transactions will achieve this result.

Selling Call and Put Options

     Purpose. The principal reason for selling options is to obtain, through receipt of premiums, a greater current return than would be realized on the underlying securities alone. Such current return could be expected to fluctuate because premiums earned from an option selling program and dividend or interest income yields on portfolio securities vary as economic and market conditions change. Selling options on portfolio securities is likely to result in a higher portfolio turnover rate.

     Selling Options. The purchaser of a call option pays a premium to the seller (i.e., the writer) for the right to buy the underlying security from the seller at a specified price during a certain period. The Fund would write call options only on a covered basis or for cross-hedging purposes. A call option is covered if, at all times during the option period, the Fund would own or have the right to acquire securities of the type that it would be obligated to deliver if any outstanding option were exercised. An option is for cross-hedging purposes if it is not covered by the security subject to the option, but is designed to provide a hedge against another security which the Fund owns or has the right to acquire. In such circumstances, the Fund collateralizes the option by maintaining in a segregated account with the Fund's custodian cash or liquid securities in an amount not less than the market value of the underlying security, marked to market daily, while the option is outstanding.

     The purchaser of a put option pays a premium to the seller (i.e., the writer) for the right to sell the underlying security to the writer at a specified price during a certain period. The Fund would sell put options only on a secured basis, which means that, at all times during the option period, the Fund would maintain in a segregated account with its custodian cash or liquid securities in an amount of not less than the exercise price of the option, or would hold a put on the same underlying security at an equal or greater exercise price.

     Closing Purchase Transactions and Offsetting Transactions. In order to terminate its position as a writer of a call or put option, the Fund could enter into a "closing purchase transaction," which is the purchase of a call (put) on the same underlying security and having the same exercise price and expiration date as the call (put) previously sold by the Fund. The Fund would realize a gain (loss) if the premium plus commission paid in the closing purchase transaction is lesser (greater) than the premium it received on the sale of the option. The Fund would also realize a gain if an option it has written lapses unexercised.

     The Fund could sell options that are listed on an exchange as well as options which are privately negotiated in over-the-counter transactions. The Fund could close out its position as a seller of an option only if a liquid secondary market exists for options of that series, but there is no assurance that such a market will exist, particularly in the case of over-the-counter options, since they can be closed out only with the other party to the transaction. Alternatively, the Fund could purchase an offsetting option, which would not close out its position as a seller, but would provide an asset of equal value to its obligation under the option sold. If the Fund is not able to enter into a closing purchase transaction or to purchase an offsetting option with respect to an option it has sold, it will be required to maintain the securities subject to the call or the collateral securing the option until a closing purchase transaction can be entered into (or the option is exercised or expires) even though it might not be advantageous to do so. The staff of the SEC currently takes the position that, in general, over-the-counter options on securities purchased by the Fund, and portfolio securities "covering" the amount of the Fund's obligation pursuant to an over-the-counter option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to the Fund's limitation on illiquid securities described herein.

     Risks of Writing Options. By selling a call option, the Fund loses the potential for gain on the underlying security above the exercise price while the option is outstanding; by selling a put option the Fund might become obligated to purchase the underlying security at an exercise price that exceeds the then current market price.

PURCHASING CALL AND PUT OPTIONS

     The Fund could purchase call options to protect against anticipated increases in the prices of securities it wishes to acquire. Alternatively, call options could be purchased for capital appreciation. Since the premium paid for a call option is typically a small fraction of the price of the underlying security, a given amount of funds will purchase call options covering a much larger quantity of such security than could be purchased directly. By purchasing call options, the Fund could benefit from any significant increase in the price of the underlying security to a greater extent than had it invested the same amount in the security directly. However, because of the very high volatility of option premiums, the Fund would bear a significant risk of losing the entire premium if the price of the underlying security did not rise sufficiently, or if it did not do so before the option expired.

     Put options may be purchased to protect against anticipated declines in the market value of either specific portfolio securities or of the Fund's assets generally. Alternatively, put options may be purchased for capital appreciation in anticipation of a price decline in the underlying security and a corresponding increase in the value of the put option. The purchase of put options for capital appreciation involves the same significant risk of loss as described above for call options.

     In any case, the purchase of options for capital appreciation would increase the Fund's volatility by increasing the impact of changes in the market price of the underlying securities on the Fund's net asset value.

OPTIONS ON STOCK INDICES

     Options on stock indices are similar to options on stock, but the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive an amount of cash which amount will depend upon the closing level of the stock index upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash received will be the difference between the closing price of the index and the exercise price of the option, multiplied by a specified dollar multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

     Some stock index options are based on a broad market index such as the Standard & Poor's 500 or the New York Stock Exchange Composite Index, or a narrower index such as the Standard & Poor's 100. Indices are also based on an industry or market segment such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. A stock index fluctuates with changes in the market values of the stocks included in the index. Options are currently traded on several exchanges.

     Gain or loss to the Fund on transactions in stock index options will depend on price movements in the stock market generally (or in a particular industry or segment of the market) rather than price movements of individual securities. As with stock options, the Fund may offset its position in stock index options prior to expiration by entering into a closing transaction on an exchange, or it may let the option expire unexercised.

FUTURES CONTRACTS

     The Fund may engage in transactions involving futures contracts and related options in accordance with the rules and interpretations of the Commodity Futures Trading Commission ("CFTC") under which the Fund would be exempt from registration as a "commodity pool."

     A stock index futures contract is an agreement pursuant to which a party agrees to take or make delivery of an amount of cash equal to a specified dollar amount multiplied by the difference between the stock index value at a specified time and the price at which the futures contract originally was struck. No physical delivery of the underlying stocks in the index is made.

     Currently, stock index futures contracts can be purchased with respect to several indices on various exchanges. Differences in the stocks included in the indices may result in differences in correlation of the futures contracts with movements in the value of the securities being hedged.

     The Fund also may invest in foreign stock index futures traded outside the United States which involve additional risks including fluctuations in foreign exchange rates, foreign currency exchange controls, political and economic instability, differences in financial reporting and securities regulation and trading, and foreign taxation issues.

     An interest rate futures contract is an agreement pursuant to which a party agrees to take or make delivery of a specified debt security (such as U.S. Treasury bonds or notes) at a specified future time and at a specified price.

     Initial and Variation Margin. In contrast to the purchase or sale of a security, no price is paid or received upon the purchase or sale of a futures contract. Initially, the Fund is required to deposit with its custodian in an account in the broker's name an amount of cash or liquid securities equal to a percentage (which will normally range between 2% and 10%) of the contract amount. This amount is known as initial margin. The nature of initial margin in futures transactions is different from that of margin in securities transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transaction. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract, which is returned to the Fund upon termination of the futures contract and satisfaction of its contractual obligations. Subsequent payments to and from the broker, called variation margin, are made on a daily basis as the price of the underlying securities or index fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as marking to market.

     For example, when the Fund purchases a futures contract and the price of the underlying security or index rises, that position increases in value, and the Fund receives from the broker a variation margin payment equal to that increase in value. Conversely, where the Fund purchases a futures contract and the value of the underlying security or index declines, the position is less valuable, and the Fund is required to make a variation margin payment to the broker.

     At any time prior to expiration of the futures contract, the Fund may elect to terminate the position by taking an opposite position. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or a gain.

     Futures Strategies. When the Fund anticipates a significant market or market sector advance, the purchase of a futures contract affords a hedge against not participating in the advance at a time when the Fund is otherwise fully invested ("anticipatory hedge"). Such purchase of a futures contract would serve as a temporary substitute for the purchase of individual securities, which may be purchased in an orderly fashion once the market has stabilized. As individual securities are purchased, an equivalent amount of futures contracts could be terminated by offsetting sales. The Fund may sell futures contracts in anticipation of or in a general market or market sector decline that may adversely affect the market value of the Fund's securities ("defensive hedge"). To the extent that the Fund's portfolio of securities changes in value in correlation with the underlying security or index, the sale of futures contracts would substantially reduce the risk to the Fund of a market decline and, by so doing, provides an alternative to the liquidation of securities positions in the Fund. Ordinarily transaction costs associated with futures transactions are lower than transaction costs that would be incurred in the purchase and sale of the underlying securities.

     Special Risks Associated with Futures Transactions. There are several risks connected with the use of futures contracts. These include the risk of imperfect correlation between movements in the price of the futures contracts and of the underlying securities or index; the risk of market distortion; the risk of illiquidity; and the risk of error in anticipating price movement.

     There may be an imperfect correlation (or no correlation) between movements in the price of the futures contracts and of the securities being hedged. The risk of imperfect correlation increases as the composition of the securities being hedged diverges from the securities upon which the futures contract is based. If the price of the futures contract moves less than the price of the securities being hedged, the hedge will not be fully effective. To compensate for the imperfect correlation, the Fund could buy or sell futures contracts in a greater dollar amount than the dollar amount of securities being hedged if the historical volatility of the securities being hedged is greater than the historical volatility of the securities underlying the futures contract. Conversely, the Fund could buy or sell futures contracts in a lesser dollar amount than the dollar amount of securities being hedged if the historical volatility of the securities being hedged is less than the historical volatility of the securities underlying the futures contracts. It is also possible that the value of futures contracts held by the Fund could decline at the same time as portfolio securities being hedged; if this occurred, the Fund would lose money on the futures contract in addition to suffering a decline in value in the portfolio securities being hedged.

     There is also the risk that the price of futures contracts may not correlate perfectly with movements in the securities or index underlying the futures contract due to certain market distortions. First, all participants in the futures market are subject to margin depository and maintenance requirements. Rather than meet additional margin depository requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationship between the futures market and the securities or index underlying the futures contract. Second, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities markets. Therefore, increased participation by speculators in the futures markets may cause temporary price distortions. Due to the possibility of price distortion in the futures markets and because of the imperfect correlation between movements in futures contracts and movements in the securities underlying them, a correct forecast of general market trends by the Adviser may still not result in a successful hedging transaction.

     There is also the risk that futures markets may not be sufficiently liquid. Futures contracts may be closed out only on an exchange or board of trade that provides a market for such futures contracts. Although the Fund intends to purchase or sell futures only on exchanges and boards of trade where there appears to be an active secondary market, there can be no assurance that an active secondary market will exist for any particular contract or at any particular time. In the event of such illiquidity, it might not be possible to close a futures position and, in the event of adverse price movement, the Fund would continue to be required to make daily payments of variation margin. Since the securities being hedged would not be sold until the related futures contract is sold, an increase, if any, in the price of the securities may to some extent offset losses on the related futures contract. In such event, the Fund would lose the benefit of the appreciation in value of the securities.

     Successful use of futures is also subject to the Adviser's ability to correctly predict the direction of movements in the market. For example, if the Fund hedges against a decline in the market, and market prices instead advance, the Fund will lose part or all of the benefit of the increase in value of its securities holdings because it will have offsetting losses in futures contracts. In such cases, if the Fund has insufficient cash, it may have to sell portfolio securities at a time when it is disadvantageous to do so in order to meet the daily variation margin.

     Although the Fund intends to enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist for the contracts at any particular time. Most U.S. futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. It is possible that futures contract prices would move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses. In such event, and in the event of adverse price movements, the Fund would be required to make daily cash payments of variation margin. In such circumstances, an increase in the value of the portion of the portfolio being hedged, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities being hedged will, in fact, correlate with the price movements in a futures contract and thus provide an offset to losses on the futures contract.

     The Fund will not enter into futures contracts or options transactions (except for closing transactions) other than for bona fide hedging purposes if, immediately thereafter, the sum of its initial margin and premiums on open futures contracts and options exceed 5% of the fair market value of the Fund's assets; however, in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation. In order to prevent leverage in connection with the purchase of futures contracts by the Fund, an amount of cash or liquid securities equal to the market value of the obligation under the futures contracts (less any related margin deposits) will be maintained in a segregated account with the custodian.

OPTIONS ON FUTURES CONTRACTS

     The Fund could also purchase and write options on futures contracts. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option period. As a writer of an option on a futures contract, the Fund would be subject to initial margin and maintenance requirements similar to those applicable to futures contracts. In addition, net option premiums received by the Fund are required to be included as initial margin deposits. When an option on a futures contract is exercised, delivery of the futures position is accompanied by cash representing the difference between the current market price of the futures contract and the exercise price of the option. The Fund could purchase put options on futures contracts in lieu of, and for the same purposes as, the sale of a futures contract; at the same time, it could write put options at a lower strike price (a "put bear spread") to offset part of the cost of the strategy to the Fund. The purchase of call options on futures contracts is intended to serve the same purpose as the actual purchase of the futures contracts.

     Risks of Transactions in Options on Futures Contracts. In addition to the risks described above which apply to all options transactions, there are several special risks relating to options on futures. The Adviser will not purchase options on futures on any exchange unless in the Adviser's opinion, a liquid secondary exchange market for such options exists. Compared to the use of futures, the purchase of options on futures involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances, such as when there is no movement in the price of the underlying security or index, when the use of an option on a future would result in a loss to the Fund when the use of a future would not.

ADDITIONAL RISKS OF OPTIONS, FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

     Each of the exchanges has established limitations governing the maximum number of call or put options on the same underlying security or futures contract (whether or not covered) which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). Option positions of all investment companies advised by the Adviser are combined for purposes of these limits. An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. These position limits may restrict the number of listed options which the Fund may write.

     In the event of the bankruptcy of a broker through which the Fund engages in transactions in options, futures or related options, the Fund could experience delays or losses in liquidating open positions purchased or incur a loss of all or part of its margin deposits with the broker. Transactions are entered into by the Fund only with brokers or financial institutions deemed creditworthy by the Adviser.

USE OF SEGREGATED AND OTHER SPECIAL ACCOUNTS

     Many derivative transactions, in addition to other requirements, require that the Fund segregate cash and liquid securities with its custodian to the extent the Fund's obligations are not otherwise "covered" as described above. In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered (or securities convertible into the needed securities without additional consideration), or, subject to applicable regulatory restrictions, an amount of cash or liquid securities at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. In the case of a futures contract or an option thereon, the Fund must deposit initial margin and possible daily variation margin in addition to segregating cash and liquid securities sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. Derivative transactions may be covered by other means when consistent with applicable regulatory policies. The Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated cash and liquid securities, equals its net outstanding obligation.

                            INVESTMENT RESTRICTIONS

     The Fund has adopted the following fundamental investment restrictions which may not be changed without shareholder approval by the vote of a majority of its outstanding voting securities which is defined by the 1940 Act as the lesser of (i) 67% or more of the voting securities present at a meeting, if the holders of more than 50% of the Fund's outstanding voting securities of the Fund are present or represented by proxy; or (ii) more than 50% of the Fund's outstanding voting securities. The percentage limitations contained in the restrictions and policies set forth herein apply at the time of purchase of securities. With respect to the limitations on illiquid securities and borrowings, the percentage limitations apply at the time of purchase and on an ongoing basis. The Fund shall not:

      1. Sell short or buy on margin, but the Fund may engage in transactions in options, futures contracts and related options and may make margin deposits and payments in connection therewith;

      2. Primarily engage in the underwriting or distribution of securities;

      3. Make any investment in real estate, commodities or commodities contracts, or in any security about which information is not available with respect to history, management, assets, earnings, and income of the issuer; however, the Fund is not prohibited from investing in securities issued by a real estate investment trust, and the Fund is not prohibited from entering into transactions in futures contracts or related options;

      4. Make any investment which involves promotion or business management by the Fund or which would subject the Fund to unlimited liability;

      5. Invest more than 5% of its assets in the securities of any one issuer (except the U.S. government) or purchase more than 10% of the outstanding voting securities of any one issuer, except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act;

      6. Invest more than 25% of its assets in securities issued by companies in any one industry;

      7. Invest in companies for the purpose of exercising control, except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time,
         (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act;

      8. Make loans except that the Fund may invest up to 25% of the Fund's total assets in repurchase agreements;

      9. Borrow in excess of 5% of its assets valued at market, or 10% of its assets valued at cost, and then only from banks as a temporary measure for extraordinary or emergency purposes; or pledge, encumber, transfer or assign its assets except in connection with any such borrowing and in amounts not in excess of the dollar amount borrowed. Notwithstanding the foregoing, the Fund may engage in transactions in options, futures contracts and related options, segregate or deposit assets to cover or secure options written, and make margin deposits or payments for futures contracts and related options;

     10. Invest in securities issued by other investment companies except as part of a merger, reorganization or other acquisition and except to the extent permitted by the (i) the 1940 Act, as amended from time to time,
         (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act;

     11. Engage in the underwriting of securities of other issuers, except that the Fund may sell an investment position even though it may be deemed to be an underwriter as that term is defined under the 1933 Act; or

     12. Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the Fund from (i) making and collateralizing any permitted borrowings, (ii) making any permitted loans of its portfolio securities, or (iii) entering into repurchase agreements, utilizing options, futures contracts, options on futures contracts and other investment strategies and instruments that would be considered "senior securities" but for the maintenance by the Fund of a segregated account with its custodian or some other form of "cover".

     The Fund is subject to the following policies, which may be amended by its Trustees. The Fund shall not:

      1. Invest more than 5% of its total assets in securities of unseasoned issuers which have been in operation directly or through predecessors for less than three years except to the extent permitted by the (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act;

      2. Pledge, mortgage or hypothecate its portfolio securities to the extent that at any time the percentage of pledged securities plus the sales load will exceed 10% of the offering price of the Fund's shares. Notwithstanding the foregoing, the Fund may engage in transactions in options, futures contracts and related options, segregate or deposit assets to cover or secure options written, and make margin deposits or payments for futures contracts and related options;

      3. Purchase any warrants or rights unless acquired in units or attached to other securities;

      4. Invest in interests in oil, gas, or other mineral exploration or development programs, except that it may acquire securities of public companies which themselves are engaged in such activities;

      5. Invest more than 15% of the value of its total assets in securities of foreign issuers; or

      6. Invest more than 10% of its net assets (determined at the time of investment) in illiquid securities and repurchase agreements that have a maturity of longer than seven days with respect to the 10% limit, the Fund may not acquire any private placement if it would cause more than 5% of the value of its net assets to be invested in private placements and other assets not having readily available market quotations, as determined at the time the Fund agrees to any such acquisition. Excluded from this limitation are Rule 144A securities determined to be liquid by the Trustees or by the Adviser pursuant to guidelines established by the Trustees and securities of other investment companies purchased by the Fund to the extent permitted by the (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.

                             TRUSTEES AND OFFICERS

     The business and affairs of the Fund are managed under the direction of the Fund's Board of Trustees and the Fund's officers appointed by the Board of Trustees. The tables below list the trustees and officers of the Fund and executive officers of the Fund's investment adviser and their principal occupations for the last five years and their affiliations, if any, with Van Kampen Investments Inc. ("Van Kampen Investments"), Van Kampen Investment Advisory Corp. ("Advisory Corp."), Van Kampen Asset Management Inc. ("Asset Management"), Van Kampen Funds Inc. (the "Distributor"), Van Kampen Management Inc., Van Kampen Advisors Inc., Van Kampen Insurance Agency of Illinois Inc., Van Kampen Insurance Agency of Texas Inc., Van Kampen System Inc., Van Kampen Recordkeeping Services Inc., American Capital Contractual Services, Inc., Van Kampen Trust Company, Van Kampen Exchange Corp. and Van Kampen Investor Services Inc. ("Investor Services"). Advisory Corp. and Asset Management sometimes are referred to herein collectively as the "Advisers". For purposes hereof, the term "Fund Complex" includes each of the open-end investment companies advised by the Advisers (excluding Van Kampen Exchange Fund).

                                    TRUSTEES

                                                       PRINCIPAL OCCUPATIONS OR
          NAME, ADDRESS AND AGE                       EMPLOYMENT IN PAST 5 YEARS
          ---------------------                       --------------------------
J. Miles Branagan.........................  Private investor. Trustee/Director of each of
1632 Morning Mountain Road                  the funds in the Fund Complex. Co-founder, and
Raleigh, NC 27614                           prior to August 1996, Chairman, Chief Executive
Date of Birth: 07/14/32                     Officer and President, MDT Corporation (now
Age: 67                                     known as Getinge/Castle, Inc., a subsidiary of
                                            Getinge Industrier AB), a company which
                                            develops, manufactures, markets and services
                                            medical and scientific equipment.
Jerry D. Choate...........................  Director of Amgen Inc., a biotechnological
53 Monarch Bay Drive                        company. Trustee/Director of each of the funds
Dana Point, CA 92629                        in the Fund Complex. Prior to January 1999,
Date of Birth: 09/16/38                     Chairman and Chief Executive Officer of The
Age: 61                                     Allstate Corporation ("Allstate") and Allstate
                                            Insurance Company. Prior to January 1995,
                                            President and Chief Executive Officer of
                                            Allstate. Prior to August 1994, various
                                            management positions at Allstate.
Linda Hutton Heagy........................  Managing Partner of Heidrick & Stuggles, an
Sears Tower                                 executive search firm. Trustee/Director of each
233 South Wacker Drive                      of the funds in the Fund Complex. Prior to
Suite 7000                                  1997, Partner, Ray & Berndtson, Inc., an
Chicago, IL 60606                           executive recruiting and management consulting
Date of Birth: 06/03/48                     firm. Formerly, Executive Vice President of ABN
Age: 51                                     AMRO, N.A., a Dutch bank holding company. Prior
                                            to 1992, Executive Vice President of La Salle
                                            National Bank. Trustee on the University of
                                            Chicago Hospitals Board, Vice Chair of the
                                            Board of The YMCA of Metropolitan Chicago and a
                                            member of the Women's Board of the University
                                            of Chicago. Prior to 1996, Trustee of The
                                            International House Board, a fellowship and
                                            housing organization for international graduate
                                            students.
R. Craig Kennedy..........................  President and Director, German Marshall Fund of
11 DuPont Circle, N.W.                      the United States, an independent U.S.
Washington, D.C. 20016                      foundation created to deepen understanding,
Date of Birth: 02/29/52                     promote collaboration and stimulate exchanges
Age: 48                                     of practical experience between Americans and
                                            Europeans. Trustee/Director of each of the
                                            funds in the Fund Complex. Formerly, advisor to
                                            the Dennis Trading Group Inc., a managed
                                            futures and option company that invests money
                                            for individuals and institutions. Prior to
                                            1992, President and Chief Executive Officer,
                                            Director and Member of the Investment Committee
                                            of the Joyce Foundation, a private foundation.

                                                       PRINCIPAL OCCUPATIONS OR
          NAME, ADDRESS AND AGE                       EMPLOYMENT IN PAST 5 YEARS
          ---------------------                       --------------------------
Mitchell M. Merin*........................  President and Chief Operating Officer of Asset
Two World Trade Center                      Management of Morgan Stanley Dean Witter since
66th Floor                                  December 1998. President and Director since
New York, NY 10048                          April 1997 and Chief Executive Officer since
Date of Birth: 08/13/53                     June 1998 of Morgan Stanley Dean Witter
Age: 46                                     Advisors Inc. and Morgan Stanley Dean Witter
                                            Services Company Inc. Chairman, Chief Executive
                                            Officer and Director of Morgan Stanley Dean
                                            Witter Distributors Inc. since June 1998.
                                            Chairman and Chief Executive Officer since June
                                            1998, and Director since January 1998, of
                                            Morgan Stanley Dean Witter Trust FSB. Director
                                            of various Morgan Stanley Dean Witter
                                            subsidiaries. President of the Morgan Stanley
                                            Dean Witter Funds and Discover Brokerage Index
                                            Series since May 1999. Trustee/Director of each
                                            of the funds in the Fund Complex. Previously
                                            Chief Strategic Officer of Morgan Stanley Dean
                                            Witter Advisors Inc. and Morgan Stanley Dean
                                            Witter Services Company Inc. and Executive Vice
                                            President of Morgan Stanley Dean Witter
                                            Distributors Inc. April 1997-June 1998, Vice
                                            President of the Morgan Stanley Dean Witter
                                            Funds and Discover Brokerage Index Series May
                                            1997-April 1999, and Executive Vice President
                                            of Dean Witter, Discover & Co.
Jack E. Nelson............................  President and owner, Nelson Investment Planning
423 Country Club Drive                      Services, Inc., a financial planning company
Winter Park, FL 32789                       and registered investment adviser in the State
Date of Birth: 02/13/36                     of Florida. President and owner, Nelson Ivest
Age: 64                                     Brokerage Services Inc., a member of the
                                            National Association of Securities Dealers,
                                            Inc. and Securities Investors Protection Corp.
                                            Trustee/Director of each of the funds in the
                                            Fund Complex.
Richard F. Powers, III*...................  Chairman, President and Chief Executive Officer
1 Parkview Plaza                            of Van Kampen Investments. Chairman, Director
P.O. Box 5555                               and Chief Executive Officer of the Advisers,
Oakbrook Terrace, IL 60181-5555             the Distributor, Van Kampen Advisors Inc. and
Date of Birth: 02/02/46                     Van Kampen Management Inc. Director and officer
Age: 54                                     of certain other subsidiaries of Van Kampen
                                            Investments. Trustee/Director and President of
                                            each of the funds in the Fund Complex. Trustee,
                                            President and Chairman of the Board of other
                                            investment companies advised by the Advisers
                                            and their affiliates, and Chief Executive
                                            Officer of Van Kampen Exchange Fund. Prior to
                                            May 1998, Executive Vice President and Director
                                            of Marketing at Morgan Stanley Dean Witter and
                                            Director of Dean Witter Discover & Co. and Dean
                                            Witter Realty. Prior to 1996, Director of Dean
                                            Witter Reynolds Inc.

                                                       PRINCIPAL OCCUPATIONS OR
          NAME, ADDRESS AND AGE                       EMPLOYMENT IN PAST 5 YEARS
          ---------------------                       --------------------------
Phillip B. Rooney.........................  Vice Chairman (since April 1997) and Director
One ServiceMaster Way                       (since 1994) of The ServiceMaster Company, a
Downers Grove, IL 60515                     business and consumer services company.
Date of Birth: 07/08/44                     Director of Illinois Tool Works, Inc., a
Age: 55                                     manufacturing company and the Urban Shopping
                                            Centers Inc., a retail mall management company.
                                            Trustee, University of Notre Dame.
                                            Trustee/Director of each of the funds in the
                                            Fund Complex. Prior to 1998, Director of Stone
                                            Smurfit Container Corp., a paper manufacturing
                                            company. From May 1996 through February 1997 he
                                            was President, Chief Executive Officer and
                                            Chief Operating Officer of Waste Management,
                                            Inc., an environmental services company, and
                                            from November 1984 through May 1996 he was
                                            President and Chief Operating Officer of Waste
                                            Management, Inc.

Fernando Sisto............................  Professor Emeritus. Prior to August 1996, a
155 Hickory Lane                            George M. Bond Chaired Professor with Stevens
Closter, NJ 07624                           Institute of Technology, and prior to 1995,
Date of Birth: 08/02/24                     Dean of the Graduate School, Stevens Institute
Age: 75                                     of Technology. Director, Dynalysis of
                                            Princeton, a firm engaged in engineering
                                            research. Trustee/Director of each of the funds
                                            in the Fund Complex.

Wayne W. Whalen*..........................  Partner in the law firm of Skadden, Arps,
333 West Wacker Drive                       Slate, Meagher & Flom (Illinois), legal counsel
Chicago, IL 60606                           to the funds in the Fund Complex, and other
Date of Birth: 08/22/39                     investment companies advised by the Advisers or
Age: 60                                     Van Kampen Management Inc. Trustee/Director of
                                            each of the funds in the Fund Complex, and
                                            Trustee/Managing General Partner of other
                                            investment companies advised by the Advisers or
                                            Van Kampen Management Inc.

Suzanne H. Woolsey........................  Chief Operating Officer of the National Academy
2101 Constitution Ave., N.W.                of Sciences/National Research Council, an
Room 206                                    independent, federally chartered policy
Washington, D.C. 20418                      institution, since 1993. Director of Neurogen
Date of Birth: 12/27/41                     Corporation, a pharmaceutical company, since
Age: 58                                     January 1998. Director of the German Marshall
                                            Fund of the United States, Trustee of Colorado
                                            College, and Vice Chair of the Board of the
                                            Council for Excellence in Government. Trustee/
                                            Director of each of the funds in the Fund
                                            Complex. Prior to 1993, Executive Director of
                                            the Commission on Behavioral and Social
                                            Sciences and Education at the National Academy
                                            of Sciences/National Research Council. From
                                            1980 through 1989, Partner of Coopers &
                                            Lybrand.

------------------------------------

* Such trustee is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act). Mr. Whalen is an interested person of the Fund by reason of his firm currently acting as legal counsel to the Fund. Messrs. Merin and Powers are interested persons of the Fund and the Advisers by reason of their positions with Morgan Stanley Dean Witter or its affiliates.

                                    OFFICERS

     Messrs. Smith, Santo, Hegel, Sullivan and Zimmermann are located at 1 Parkview Plaza, PO Box 5555, Oakbrook Terrace, IL 60181-5555. Mr. Boyd is located at 2800 Post Oak Blvd., Houston, TX 77056.

      NAME, AGE, POSITIONS AND                        PRINCIPAL OCCUPATIONS
          OFFICES WITH FUND                            DURING PAST 5 YEARS
      ------------------------                        ---------------------

A. Thomas Smith III..................  Executive Vice President, General Counsel,
  Date of Birth: 12/14/56              Secretary and Director of Van Kampen Investments,
  Age: 43                              the Advisers, Van Kampen Advisors Inc., Van Kampen
  Vice President and Secretary         Management Inc., the Distributor, American Capital
                                       Contractual Services, Inc., Van Kampen Exchange
                                       Corp., Van Kampen Recordkeeping Services Inc.,
                                       Investor Services, Van Kampen Insurance Agency of
                                       Illinois Inc. and Van Kampen System Inc. Vice
                                       President and Secretary/Vice President, Principal
                                       Legal Officer and Secretary of other investment
                                       companies advised by the Advisers or their
                                       affiliates. Vice President and Secretary of each of
                                       the funds in the Fund Complex. Prior to January
                                       1999, Vice President and Associate General Counsel
                                       to New York Life Insurance Company ("New York
                                       Life"), and prior to March 1997, Associate General
                                       Counsel of New York Life. Prior to December 1993,
                                       Assistant General Counsel of The Dreyfus
                                       Corporation. Prior to August 1991, Senior
                                       Associate, Willkie Farr & Gallagher. Prior to
                                       January 1989, Staff Attorney at the Securities and
                                       Exchange Commission, Division of Investment
                                       Management, Office of Chief Counsel.

Michael H. Santo.....................  Executive Vice President, Chief Administrative
  Date of Birth: 10/22/55              Officer and Director of Van Kampen Investments, the
  Age: 44                              Advisers, the Distributor, Van Kampen Advisors
  Vice President                       Inc., Van Kampen Management Inc. and Van Kampen
                                       Investor Services Inc., and serves as a Director or
                                       Officer of certain other subsidiaries of Van Kampen
                                       Investments. Vice President of each of the funds in
                                       the Fund Complex and certain other investment
                                       companies advised by the Advisers and their
                                       affiliates. Prior to 1998, Senior Vice President
                                       and Senior Planning Officer for Individual Asset
                                       Management of Morgan Stanley Dean Witter and its
                                       predecessor since 1994. From 1990-1994, First Vice
                                       President and Assistant Controller in Dean Witter's
                                       Controller's Department.

Peter W. Hegel.......................  Executive Vice President of the Advisers, Van
  Date of Birth: 06/25/56              Kampen Management Inc. and Van Kampen Advisors Inc.
  Age: 43                              Vice President of each of the funds in the Fund
  Vice President                       Complex and certain other investment companies
                                       advised by the Advisers or their affiliates. Prior
                                       to September 1996, Director of McCarthy, Crisanti &
                                       Maffei, Inc, a financial research company.

      NAME, AGE, POSITIONS AND                        PRINCIPAL OCCUPATIONS
          OFFICES WITH FUND                            DURING PAST 5 YEARS
      ------------------------                        ---------------------
Stephen L. Boyd......................  Executive Vice President and Chief Investment
  Date of Birth: 11/16/40              Officer of Van Kampen Investments, and President
  Age: 59                              and Chief Operating Officer of the Advisers.
  Executive Vice President and Chief   Executive Vice President and Chief Investment
  Investment Officer                   Officer of each of the funds in the Fund Complex
                                       and certain other investment companies advised by
                                       the Advisers or their affiliates. Prior to April
                                       2000, Vice President and Chief Investment Officer
                                       of the Advisers. Prior to October 1998, Vice
                                       President and Senior Portfolio Manager with AIM
                                       Capital Management, Inc. Prior to February 1998,
                                       Senior Vice President and Portfolio Manager of Van
                                       Kampen American Capital Asset Management, Inc., Van
                                       Kampen American Capital Investment Advisory Corp.
                                       and Van Kampen American Capital Management, Inc.

John L. Sullivan.....................  Senior Vice President of Van Kampen Investments and
  Date of Birth: 08/20/55              the Advisers. Vice President, Chief Financial
  Age: 44                              Officer and Treasurer of each of the funds in the
  Vice President, Chief Financial      Fund Complex and certain other investment companies
  Officer and Treasurer                advised by the Advisers or their affiliates.

John H. Zimmermann, III..............  Senior Vice President and Director of Van Kampen
  Date of Birth: 11/25/57              Investments, President and Director of the
  Vice President                       Distributor, and President of Van Kampen Insurance
  Age: 42                              Agency of Illinois Inc. Vice President of each of
                                       the funds in the Fund Complex. From November 1992
                                       to December 1997, Mr. Zimmermann was Senior Vice
                                       President of the Distributor.

     Each trustee/director holds the same position with each of the funds in the Fund Complex. As of the date of this Statement of Additional Information, there are 63 operating funds in the Fund Complex. Each trustee/director who is not an affiliated person of Van Kampen Investments, the Advisers or the Distributor (each a "Non-Affiliated Trustee") is compensated by an annual retainer and meeting fees for services to the funds in the Fund Complex. Each fund in the Fund Complex provides a deferred compensation plan to its Non-Affiliated Trustees that allows trustees/directors to defer receipt of their compensation and earn a return on such deferred amounts. Deferring compensation has the economic effect as if the Non-Affiliated Trustee reinvested his or her compensation into the funds. Each fund in the Fund Complex provides a retirement plan to its Non-Affiliated Trustees that provides Non-Affiliated Trustees with compensation after retirement, provided that certain eligibility requirements are met as more fully described below.

     The compensation of each Non-Affiliated Trustee includes an annual retainer in an amount equal to $50,000 per calendar year, due in four quarterly installments on the first business day of each quarter. Payment of the annual retainer is allocated among the funds in the Fund Complex on the basis of the relative net assets of each fund as of the last business day of the preceding calendar quarter. The compensation of each Non-Affiliated Trustee includes a per meeting fee from each fund in the Fund Complex in the amount of $200 per quarterly or special meeting attended by the Non-Affiliated Trustee, due on the date of the meeting, plus reasonable expenses incurred by the Non-Affiliated Trustee in connection with his or her services as a trustee, provided that no compensation will be paid in connection with certain telephonic special meetings.

     Under the deferred compensation plan, each Non-Affiliated Trustee generally can elect to defer receipt of all or a portion of the compensation earned by such Non-Affiliated Trustee until retirement. Amounts deferred are retained by the Fund and earn a rate of return determined by reference to the return on the common shares of such Fund or other funds in the Fund Complex as selected by the respective Non-Affiliated Trustee, with the same economic effect as if such Non-Affiliated Trustee had invested in one or more funds in the Fund Complex. To the extent permitted by the 1940 Act, the Fund may invest in securities of those funds selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Fund.

     Under the retirement plan, a Non-Affiliated Trustee who is receiving compensation from such Fund prior to such Non-Affiliated Trustee's retirement, has at least 10 years of service (including years of service prior to adoption of the retirement plan) and retires at or after attaining the age of 60, is eligible to receive a retirement benefit equal to $2,500 per year for each of the ten years following such retirement from such Fund. Non-Affiliated Trustees retiring prior to the age of 60 or with fewer than 10 years but more than 5 years of service may receive reduced retirement benefits from such Fund. Each trustee/director has served as a member of the Board of Trustees of the Fund since he or she was first appointed or elected in the year set forth below. The retirement plan contains a Fund Complex retirement benefit cap of $60,000 per year.

     Additional information regarding compensation and benefits for trustees is set forth below for the periods described in the notes accompanying the table.

                               COMPENSATION TABLE

                                                                    Fund Complex
                                                     -------------------------------------------
                                                                     Aggregate
                                                      Aggregate      Estimated
                                                     Pension or       Maximum          Total
                                                     Retirement       Annual       Compensation
                        Year First     Aggregate      Benefits     Benefits from      before
                       Appointed or   Compensation   Accrued as      the Fund      Deferral from
                        Elected to      from the       Part of         Upon            Fund
       Name(1)          the Board       Fund(2)      Expenses(3)   Retirement(4)    Complex(5)
       -------         ------------   ------------   -----------   -------------   -------------
J. Miles Branagan          1991          $1,810        $40,303        $60,000        $126,000
Jerry D. Choate(1)         1999           1,252              0         60,000          88,700
Linda Hutton Heagy         1995           1,810          5,045         60,000         126,000
R. Craig Kennedy           1995           1,810          3,571         60,000         125,600
Jack E. Nelson             1995           1,810         21,664         60,000         126,000
Phillip B. Rooney          1997           1,610          7,787         60,000         113,400
Fernando Sisto             1979           1,810         72,060         60,000         126,000
Wayne W. Whalen            1995           1,810         15,189         60,000         126,000
Suzanne H. Woolsey(1)      1999           1,252              0         60,000          88,700

------------------------------------

(1) Trustees not eligible for compensation are not included in the Compensation Table. Mr. Choate and Ms. Woolsey became members of the Board of Trustees for the Fund and other funds in the Fund Complex on May 26, 1999 and therefore do not have a full year of information to report.

(2) The amounts shown in this column represent the Aggregate Compensation before Deferral with respect to the Fund's fiscal year ended December 31, 1999. The following trustees deferred compensation from the Fund during the fiscal year ended December 31, 1999: Mr. Branagan, $1,810; Mr. Choate, $898; Ms. Heagy, $1,810; Mr. Kennedy, $905; Mr. Nelson, $1,810; Mr. Rooney, $1,610;
    Mr. Sisto, $905; and Mr. Whalen, $1,810. Amounts deferred are retained by the Fund and earn a rate of return determined by reference to either the return on the common shares of the Fund or other funds in the Fund Complex as selected by the respective Non-Affiliated Trustee, with the same economic effect as if such Non-Affiliated Trustee had invested in one or more funds in the Fund Complex. To the extent permitted by the 1940 Act, each fund may invest in securities of those funds selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The cumulative deferred compensation (including interest) accrued with respect to each trustee, including former trustees, from the Fund as of December 31, 1999 is as follows: Mr. Branagan, $8,685; Mr. Caruso, $4,008; Mr. Choate, $1,236; Mr. Gaughan, $286; Ms. Heagy, $8,801; Mr. Kennedy, $7,218; Mr. Miller, $3,147; Mr. Nelson, $17,708; Mr. Rees, $22,520; Mr. Robinson, $7,301; Mr.
    Rooney, $7,936; Mr. Sisto, $31,117; Mr. Whalen, $11,734; and Mr. Yovovich, $2,148. The deferred compensation plan is described above the Compensation Table.

(3) The amounts shown in this column represent the sum of the retirement benefits accrued by the operating investment companies in the Fund Complex for each of the trustees for the funds' respective fiscal years ended in 1999. The retirement plan is described above the Compensation Table.

(4) For each trustee, this is the sum of the estimated maximum annual benefits payable by the funds in the Fund Complex for each year of the 10-year period commencing in the year of such trustee's anticipated retirement. The retirement plan is described above the Compensation Table.

(5) The amounts shown in this column represent the aggregate compensation paid by all of the funds in the Fund Complex as of December 31, 1999 before deferral by the trustees under the deferred compensation plan. Because the funds in the Fund Complex have different fiscal year ends, the amounts shown in this column are presented on a calendar year basis. Certain trustees deferred all or a portion of their aggregate compensation from the Fund Complex during the calendar year ended December 31, 1999. The deferred compensation earns a rate of return determined by reference to the return on the shares of the funds in the Fund Complex as selected by the respective Non-Affiliated Trustee, with the same economic effect as if such Non-Affiliated Trustee had invested in one or more funds in the Fund Complex. To the extent permitted by the 1940 Act, the Fund may invest in securities of those investment companies selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The Advisers and their affiliates also serve as investment adviser for other investment companies; however, with the exception of Mr. Whalen, the Non-Affiliated Trustees were not trustees of such investment companies. Combining the Fund Complex with other investment companies advised by the Advisers and their affiliates, Mr. Whalen received Total Compensation of $279,250 during the calendar year ended December 31, 1999.

     The Fund, the Adviser and the Distributor have adopted Codes of Ethics (collectively, the "Code of Ethics") that set forth general and specific standards relating to the securities trading activities of their employees. The Code of Ethics does not prohibit employees from acquiring securities that may be purchased or held by the Fund, but is intended to ensure that all employees conduct their personal transactions in a manner that does not interfere with the portfolio transactions of the Fund or other Van Kampen funds, or that such employees take unfair advantage of their relationship with the Fund. Among other things, the Code of Ethics prohibits certain types of transactions absent prior approval, imposes various trading restrictions (such as time periods during which personal transactions may or may not be made) and requires quarterly reporting of securities transactions and other matters. All reportable securities transactions and other required reports are to be reviewed by appropriate personnel for compliance with the Code of Ethics. Additional restrictions apply to portfolio managers, traders, research analysts and others who may have access to nonpublic information about the trading activities of the Fund or other Van Kampen funds or who otherwise are involved in the investment advisory process. Exceptions to these and other provisions of the Code of Ethics may be granted in particular circumstances after review by appropriate personnel.

     As of April 3, 2000, the trustees and officers of the Fund as a group owned less than 1% of the shares of the Fund.

                         INVESTMENT ADVISORY AGREEMENT

     The Fund and the Adviser are parties to an investment advisory agreement (the "Advisory Agreement"). Under the Advisory Agreement, the Fund retains the Adviser to manage the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Adviser obtains and evaluates economic, statistical and financial information to formulate strategy and implement the Fund's investment objective. The Adviser also furnishes offices, necessary facilities and equipment, provides administrative services to the Fund, renders periodic reports to the Board of Trustees and permits its officers and employees to serve without compensation as trustees of the Trust or officers of the Fund if elected to such positions. The Fund, however, bears the cost of its day-to-day operations, including service fees, distribution fees, custodian fees, legal and independent accountant fees, the costs of reports and proxies to shareholders, compensation of trustees of the Trust (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments) and all other ordinary business expenses not specifically assumed by the Adviser. The Advisory Agreement also provides that the Adviser shall not be liable to the Fund for any actions or omissions in the absence of willful misfeasance, bad faith, negligence or reckless disregard of its obligations and duties under the Advisory Agreement.

     The fee payable to the Adviser is reduced by any commissions, tender solicitation and other fees, brokerage or similar payments received by the Adviser or any other direct or indirect majority owned subsidiary of Van Kampen Investments in connection with the purchase and sale of portfolio investments less any direct expenses incurred by such subsidiary of Van Kampen Investments, in connection with obtaining such commissions, fees, brokerage or similar payments. The Adviser agrees to use its best efforts to recapture tender solicitation fees and exchange offer fees for the Fund's benefit and to advise the Trustees of the Fund of any other commissions, fees, brokerage or similar payments which may be possible for the Adviser or any other direct or indirect majority owned subsidiary of Van Kampen Investments to receive in connection with the Fund's portfolio transactions or other arrangements which may benefit the Fund.

     The Advisory Agreement also provides that, in the event the ordinary business expenses of the Fund for any fiscal year exceed the most restrictive expense limitations applicable in the states where the Fund's shares are qualified for sale, the compensation due the Adviser will be reduced by the amount of such excess and that, if a reduction in and refund of the advisory fee is insufficient, the Adviser will pay the Fund monthly an amount sufficient to make up the deficiency, subject to readjustment during the year. Ordinary business expenses include the investment advisory fee and other operating costs paid by the Fund except (1) interest and taxes, (2) brokerage commissions, (3) certain litigation and indemnification expenses as described in the Advisory Agreement and (4) payments made by the Fund pursuant to the distribution plans.

     The Advisory Agreement may be continued from year to year if specifically approved at least annually (a)(i) by the Fund's Trustees or (ii) by a vote of a majority of the Fund's outstanding voting securities and (b) by the affirmative vote of a majority of the Trustees who are not parties to the agreement or interested persons of any such party by votes cast in person at a meeting called for such purpose. The Advisory Agreement provides that it shall terminate automatically if assigned and that it may be terminated without penalty by either party on 60 days' written notice.

     During the fiscal years ended December 31, 1999, 1998 and 1997, the Adviser received approximately $2,516,800, $2,459,200 and $2,510,200, respectively, in advisory fees from the Fund.

                                OTHER AGREEMENTS

     Accounting Services Agreement. The Fund has entered into an accounting services agreement pursuant to which Advisory Corp. provides accounting services supplementary to those provided by the custodian. Such services are expected to enable the Fund to more closely monitor and maintain its accounts and records. The Fund pays all costs and expenses related to such services, including all salary and related benefits of accounting personnel, as well as the overhead and expenses of office space and the equipment necessary to render such services. The Fund shares together with the other Van Kampen funds in the cost of providing such services with 25% of such costs shared proportionately based on the respective number of classes of securities issued per fund and the remaining 75% of such costs based proportionately on the respective net assets per fund.

     During the fiscal years ended December 31, 1999, 1998 and 1997, Advisory Corp. received approximately $114,900, $156,200 and $90,000, respectively, in accounting services fees from the Fund.

                            DISTRIBUTION AND SERVICE

     The Distributor acts as the principal underwriter of the Fund's shares pursuant to a written agreement (the "Distribution and Service Agreement"). The Distributor has the exclusive right to distribute shares of the Fund through authorized dealers on a continuous basis. The Distributor's obligation is an agency or "best efforts" arrangement under which the Distributor is required to take and pay for only such shares of the Fund as may be sold to the public. The Distributor is not obligated to sell any stated number of shares. The Distributor bears the cost of printing (but not typesetting) prospectuses used in connection with this offering and certain other costs including the cost of supplemental sales literature and advertising. The Distribution and Service Agreement is renewable from year to year if approved (a)(i) by the Fund's Trustees or (ii) by a vote of a majority of the Fund's outstanding voting securities and (b) by the affirmative vote of a majority of Trustees who are not parties to the Distribution and Service Agreement or interested persons of any party, by votes cast in person at a meeting called for such purpose. The Distribution and Service Agreement provides that it will terminate if assigned, and that it may be terminated without penalty by either party on 90 days' written notice. Total underwriting commissions on the sale of shares of the Fund for the last three fiscal years are shown in the chart below.

                                                                 Total            Amounts
                                                              Underwriting      Retained by
                                                              Commissions       Distributor
                                                              ------------      -----------
Fiscal year ended December 31, 1999.....................        $419,800          $50,000
Fiscal year ended December 31, 1998.....................        $314,736          $43,133
Fiscal year ended December 31, 1997.....................        $333,230          $48,278

     With respect to sales of Class A Shares of the Fund, the total sales charges and concessions reallowed to authorized dealers at the time of purchase are as follows:

                       CLASS A SHARES SALES CHARGE TABLE

                                                     Total Sales Charge
                                                  -------------------------         Reallowed
                                                  As % of       As % of Net        To Dealers
                  Size of                         Offering        Amount            As a % of
                 Investment                        Price         Invested        Offering Price
------------------------------------------------------------------------------------------------
Less than $50,000...........................       5.75%           6.10%              5.00%
$50,000 but less than $100,000..............       4.75%           4.99%              4.00%
$100,000 but less than $250,000.............       3.75%           3.90%              3.00%
$250,000 but less than $500,000.............       2.75%           2.83%              2.25%
$500,000 but less than $1,000,000...........       2.00%           2.04%              1.75%
$1,000,000 or more..........................           *               *                  *
------------------------------------------------------------------------------------------------

* No sales charge is payable at the time of purchase on investments of $1 million or more, although the Fund may impose a contingent deferred sales charge of 1.00% on certain redemptions made within one year of the purchase. A commission or transaction fee will be paid by the Distributor at the time of purchase directly out of the Distributor's assets (and not out of the Fund's assets) to authorized dealers who initiate and are responsible for purchases of $1 million or more computed on a percentage of the dollar value of such shares sold as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million and 0.50% on the excess over $3 million. For single purchases of $20 million or more by an individual retail investor the Distributor will pay, at the time of purchase and directly out of the Distributor's assets (and not out of the Fund's assets), a commission or transaction fee of 1.00% to authorized dealers who initiate and are responsible for such purchases. The commission or transaction fee of 1.00% will be computed on a percentage of the dollar value of such shares sold.

     With respect to sales of Class B Shares and Class C Shares of the Fund, a commission or transaction fee generally will be paid by the Distributor at the time of purchase directly out of the Distributor's assets (and not out of the Fund's assets) to authorized dealers who initiate and are responsible for such purchases computed based on a percentage of the dollar value of such shares sold of 4.00% on Class B Shares and 1.00% on Class C Shares.

     Proceeds from any contingent deferred sales charge and any distribution fees on Class B Shares and Class C Shares of the Fund are paid to the Distributor and are used by the Distributor to defray its distribution related expenses in connection with the sale of the Fund's shares, such as the payment to authorized dealers for selling such shares. With respect to Class C Shares, the authorized dealers generally are paid the ongoing commission and transaction fees of up to 0.75% of the average daily net assets of the Fund's Class C Shares annually commencing in the second year after purchase.

     In addition to reallowances or commissions described above, the Distributor may from time to time implement programs under which an authorized dealer's sales force may be eligible to win nominal awards for certain sales efforts or under which the Distributor will reallow to any authorized dealer that sponsors sales contests or recognition programs conforming to criteria established by the Distributor, or participates in sales programs sponsored by the Distributor, an amount not exceeding the total applicable sales charges on the sales generated by the authorized dealer at the public offering price during such programs. Also, the Distributor in its discretion may from time to time, pursuant to objective criteria established by the Distributor, pay fees to, and sponsor business seminars for, qualifying authorized dealers for certain services or activities which are primarily intended to result in sales of shares of the Fund or other Van Kampen funds. Fees may include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives for meetings or seminars of a business nature. In some instances additional compensation or promotional incentives may be offered to brokers, dealers or financial intermediaries that have sold or may sell significant amounts of shares during specified periods of time. The Distributor may provide additional compensation to Edward D. Jones & Co. or an affiliate thereof based on a combination of its quarterly sales of shares of the Fund and other Van Kampen funds and increases in net assets of the Fund and other Van Kampen funds over specified thresholds. All of the foregoing payments are made by the Distributor out of its own assets. Such fees paid for such services and activities with respect to the Fund will not exceed in the aggregate 1.25% of the average total daily net assets of the Fund on an annual basis. These programs will not change the price an investor will pay for shares or the amount that a Fund will receive from such sale.

     The Fund has adopted a distribution plan (the "Distribution Plan") with respect to each class of its shares pursuant to Rule 12b-1 under the 1940 Act. The Fund also has adopted a service plan (the "Service Plan") with respect to each class of its shares. The Distribution Plan and the Service Plan sometimes are referred to herein as the "Plans." The Plans provide that the Fund may spend a portion of the Fund's average daily net assets attributable to each class of shares in connection with distribution of the respective class of shares and in connection with the provision of ongoing services to shareholders of such class, respectively. The Distribution Plan and the Service Plan are being implemented through the Distribution and Service Agreement with the Distributor of each class of the Fund's shares and sub-agreements between the Distributor and members of the NASD who are acting as securities dealers and NASD members or eligible non-members who are acting as brokers or agents and similar agreements between the Fund and financial intermediaries who are acting as brokers (collectively, "Selling Agreements") that may provide for their customers or clients certain services or assistance, which may include, but not be limited to, processing purchase and redemption transactions, establishing and maintaining shareholder accounts regarding the Fund, and such other services as may be agreed to from time to time and as may be permitted by applicable statute, rule or regulation. Brokers, dealers and financial intermediaries that have entered into sub-agreements with the Distributor and sell shares of the Fund are referred to herein as "financial intermediaries."

     Certain financial intermediaries may be prohibited under law from providing certain underwriting or distribution services. If a financial intermediary were prohibited from acting in any capacity or providing any of the described services, the Distributor would consider what action, if any, would be appropriate. The Distributor does not believe that termination of a relationship with a financial intermediary would result in any material adverse consequences to the Fund.

     The Distributor must submit quarterly reports to the Board of Trustees of the Trust, of which the Fund is a series, setting forth separately by class of shares all amounts paid under the Distribution Plan and the purposes for which such expenditures were made, together with such other information as from time to time is reasonably requested by the Trustees. The Plans provide that they will continue in full force and effect from year to year so long as such continuance is specifically approved by a vote of the Trustees, and also by a vote of the disinterested Trustees, cast in person at a meeting called for the purpose of voting on the Plans. Each of the Plans may not be amended to increase materially the amount to be spent for the services described therein with respect to any class of shares without approval by a vote of a majority of the outstanding voting shares of such class, and all material amendments to either of the Plans must be approved by the Trustees and also by the disinterested Trustees. Each of the Plans may be terminated with respect to any class of shares at any time by a vote of a majority of the disinterested Trustees or by a vote of a majority of the outstanding voting shares of such class.

     For Class A Shares in any given year in which the Plans are in effect, the Plans generally provide for the Fund to pay the Distributor the lesser of (i) the amount of the Distributor's actual expenses incurred during such year less any deferred sales charges (if any) it received during such year (the "actual net expenses") or (ii) the distribution and service fees at the rates specified in the Prospectus (the "plan fees"). Therefore, to the extent the Distributor's actual net expenses in a given year are less than the plan fees for such year, the Fund only pays the actual net expenses. Alternatively, to the extent the Distributor's actual net expenses in a given year exceed the plan fees for such year, the Fund only pays the plan fees for such year. For Class A Shares, there is no carryover of any unreimbursed actual net expenses to succeeding years.

     The Plans for Class B Shares and Class C Shares are similar to the Plans for Class A Shares, except that any actual net expenses which exceed plan fees for a given year are carried forward and are eligible for payment in future years by the Fund so long as the Plans remain in effect. Thus, for each of the Class B Shares and Class C Shares, in any given year in which the Plans are in effect, the Plans generally provide for the Fund to pay the Distributor the lesser of (i) the applicable amount of the Distributor's actual net expenses incurred during such year for such class of shares plus any actual net expenses from prior years that are still unpaid by the Fund for such class of shares or
(ii) the applicable plan fees for such class of shares. Except as may be mandated by applicable law, the Fund does not impose any limit with respect to the number of years into the future that such unreimbursed actual net expenses may be carried forward (on a Fund level basis). These unreimbursed actual net expense may or may not be recovered through plan fees or contingent deferred sales charges in future years.

     Because of fluctuation in net asset value, the plan fees with respect to a particular Class B Share or Class C Share may be greater or less than the amount of the initial commission (including carrying cost) paid by the Distributor with respect to such share. In such circumstances, a shareholder of a share may be deemed to incur expenses attributable to other shareholders of such class. As of December 31, 1999, there were $5,152,922 and $280,163 of unreimbursed distribution-related expenses with respect to Class B Shares and Class C Shares, respectively, representing 8.29% and 3.12% of the Fund's average daily net assets attributable to Class B Shares and Class C Shares, respectively. If the Plans are terminated or not continued, the Fund would not be contractually obligated to pay the Distributor for any expenses not previously reimbursed by the Fund or recovered through contingent deferred sales charges.

     For the fiscal year ended December 31, 1999, the Fund's aggregate expenses paid under the Plans for Class A Shares were $890,903 or 0.24% of the Class A Shares' average daily net assets. Such expenses were paid to reimburse the Distributor for payments made to financial intermediaries for servicing Class A shareholders and for administering the Class A Share Plans. For the fiscal year ended December 31, 1999, the Fund's aggregate expenses paid under the Plans for Class B Shares were $584,146 or 1.00% of the Class B Shares' average daily net assets. Such expenses were paid to reimburse the Distributor for the following payments: $435,522 for commissions and transaction fees paid to financial intermediaries in respect of sales of Class B Shares of the Fund and $148,624 for fees paid to financial intermediaries for servicing Class B shareholders and administering the Class B Share Plans. For the fiscal year ended December 31, 1999, the Fund's aggregate expenses paid under the Plans for Class C Shares were $62,225 or 1.00% of the Class C Shares' average daily net assets. Such expenses were paid to reimburse the Distributor for the following payments: $28,963 for commissions and transaction fees paid to financial intermediaries in respect of sales of Class C Shares of the Fund and $33,262 for fees paid to financial intermediaries for servicing Class C shareholders and administering the Class C Share Plans.

     The Distributor has entered into agreements with the following firms: (i) Merrill Lynch, Pierce, Fenner & Smith Incorporated, (ii) Norwest Bank Minnesota, N.A./Wells Fargo, N.A., (iii) Invesco Retirement and Benefit Services, Inc.,
(iv) Lincoln National Life Insurance Company, (v) National Deferred Compensation, Inc., (vi) The Prudential Insurance Company of America and (vii) Union Bank of California, N.A. Shares of the Fund will be offered pursuant to such firm's retirement plan alliance program(s). Trustees and other fiduciaries of retirement plans seeking to invest in multiple fund families through broker-dealer retirement plan alliance programs should contact the firms mentioned above for further information concerning the program(s) including, but not limited to, minimum investment and operational requirements.

                                 TRANSFER AGENT

     The Fund's transfer agent, shareholder service agent and dividend disbursing agent is Van Kampen Investor Services Inc. The transfer agency prices are determined through negotiations with the Fund's Board of Trustees and are based on competitive benchmarks.

                PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION

     The Adviser is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions and the negotiation of prices and any brokerage commissions on such transactions. While the Adviser will be primarily responsible for the placement of the Fund's portfolio business, the policies and practices in this regard will at all times be subject to review by the Board of Trustees of the Fund.

     The Adviser is responsible for placing portfolio transactions and does so in a manner deemed fair and reasonable to the Fund and not according to any formula. The primary consideration in all portfolio transactions is prompt execution of orders in an effective manner at the most favorable price. In selecting broker-dealers and in negotiating prices and any brokerage commissions on such transactions, the Adviser considers the firm's reliability, integrity and financial condition and the firm's execution capability, the size and breadth of the market for the security, the size of and difficulty in executing the order, and the best net price. There are many instances when, in the judgment of the Adviser, more than one firm can offer comparable execution services. In selecting among such firms, consideration may be given to those firms which supply research and other services in addition to execution services. The Adviser is authorized to pay higher commissions to brokerage firms that provide it with investment and research information than to firms which do not provide such services if the Adviser determines that such commissions are reasonable in relation to the overall services provided. No specific value can be assigned to such research services which are furnished without cost to the Adviser. Since statistical and other research information is only supplementary to the research efforts of the Adviser to the Fund and still must be analyzed and reviewed by its staff, the receipt of research information is not expected to reduce its expenses materially. The investment advisory fee is not reduced as a result of the Adviser's receipt of such research services. Services provided may include (a) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody). Research services furnished by firms through which the Fund effects its securities transactions may be used by the Adviser in servicing all of its advisory accounts; not all of such services may be used by the Adviser in connection with the Fund.

     The Adviser also may place portfolio transactions, to the extent permitted by law, with brokerage firms affiliated with the Fund, the Adviser or the Distributor and with brokerage firms participating in the distribution of the Fund's shares if it reasonably believes that the quality of execution and the commission are comparable to that available from other qualified firms. Similarly, to the extent permitted by law and subject to the same considerations on quality of execution and comparable commission rates, the Adviser may direct an executing broker to pay a portion or all of any commissions, concessions or discounts to a firm supplying research or other services or to a firm participating in the distribution of the Fund's shares.

     The Adviser may place portfolio transactions at or about the same time for other advisory accounts, including other investment companies. The Adviser seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities for the Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Fund. In making such allocations among the Fund and other advisory accounts, the main factors considered by the Adviser are the respective sizes of the Fund and other advisory accounts, the respective investment objective, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and opinions of the persons responsible for recommending the investment.

     Effective October 31, 1996, Morgan Stanley & Co. Incorporated ("Morgan Stanley") became an affiliate of the Adviser. Effective May 31, 1997, Dean Witter Reynolds, Inc. ("Dean Witter") became an affiliate of the Adviser. The Fund's Board of Trustees has adopted certain policies incorporating the standards of Rule 17e-1 issued by the SEC under the 1940 Act which require that the commissions paid to affiliates of the Fund must be reasonable and fair compared to the commissions, fees or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time. The rule and procedures also contain review requirements and require the Adviser to furnish reports to the Trustees and to maintain records in connection with such reviews. After consideration of all factors deemed relevant, the Trustees will consider from time to time whether the advisory fee for the Fund will be reduced by all or a portion of the brokerage commission given to affiliated brokers.

     The Fund paid the following commissions to all brokers and affiliated brokers during the years shown:

Commissions Paid:

                                                                        Affiliated Brokers
                                                                       --------------------
                                                             All         Morgan       Dean
                                                           Brokers      Stanley      Witter
                                                           -------      -------      ------
  Fiscal year ended December 31, 1999..................    $264,200     $   -0-       $-0-
  Fiscal year ended December 31, 1998..................    $334,031     $   -0-       $-0-
  Fiscal year ended December 31, 1997..................    $568,960     $   -0-       $-0-
Fiscal year 1999 Percentages:
  Commissions with affiliate to total commissions......                     -0-        -0-
  Value of brokerage transactions with affiliate to
     total transactions................................                     -0-        -0-

     During the fiscal year ended December 31, 1999, the Fund paid $88,384 in brokerage commissions on transactions totaling $90,408,687 to brokers selected primarily on the basis of research services provided to the Adviser.

                              SHAREHOLDER SERVICES

     The Fund offers a number of shareholder services designed to facilitate investment in its shares at little or no extra cost to the investor. Below is a description of such services. The following information supplements the section in the Fund's Prospectus captioned "Shareholder Services."

INVESTMENT ACCOUNT

     Each shareholder has an investment account under which the investor's shares of the Fund are held by Investor Services, the Fund's transfer agent. Investor Services performs bookkeeping, data processing and administrative services related to the maintenance of shareholder accounts. Except as described in the Prospectus and this Statement of Additional Information, after each share transaction in an account, the shareholder receives a statement showing the activity in the account. Each shareholder who has an account in any of the Participating Funds (as defined in the Prospectus) will receive statements quarterly from Investor Services showing any reinvestments of dividends and capital gain dividends and any other activity in the account since the preceding statement. Such shareholders also will receive separate confirmations for each purchase or sale transaction other than reinvestment of dividends and capital gain dividends and systematic purchases or redemptions. Additional shares may be purchased at any time through authorized dealers or by mailing a check directly to Investor Services.

SHARE CERTIFICATES

     Generally, the Fund will not issue share certificates. However, upon written or telephone request to the Fund, a share certificate will be issued representing shares (with the exception of fractional shares) of the Fund. A shareholder will be required to surrender such certificates upon an exchange or redemption of the shares represented by the certificate. In addition, if such certificates are lost the shareholder must write to Van Kampen Funds Inc., c/o Investor Services, PO Box 218256, Kansas City, MO 64121-8256, requesting an "Affidavit of Loss" and obtain a Surety Bond in a form acceptable to Investor Services. On the date the letter is received, Investor Services will calculate the fee for replacing the lost certificate equal to no more than 1.50% of the net asset value of the issued shares, and bill the party to whom the replacement certificate was mailed.

RETIREMENT PLANS

     Eligible investors may establish individual retirement accounts ("IRAs"); SEP; 401(k) plans; Section 403(b)(7) plans in the case of employees of public school systems and certain non-profit organizations; or other pension or profit sharing plans. Documents and forms containing detailed information regarding these plans are available from the Distributor. Van Kampen Trust Company serves as custodian under the IRA, 403(b)(7) and Money Purchase and Profit Sharing Keogh plans. Details regarding fees, as well as full plan administration for profit sharing, pension and 401(k) plans, are available from the Distributor.

AUTOMATED CLEARING HOUSE("ACH") DEPOSITS

     Shareholders can use ACH to have redemption proceeds deposited electronically into their bank accounts. Redemption proceeds transferred to a bank account via the ACH plan are available to be credited to the account on the second business day following normal payment. In order to utilize this option, the shareholder's bank must be a member of ACH. In addition, the shareholder must fill out the appropriate section of the account application. The shareholder must also include a voided check or deposit slip from the bank account into which redemption proceeds are to be deposited together with the completed application. Once Investor Services has received the application and the voided check or deposit slip, such shareholder's designated bank account, following any redemption, will be credited with the proceeds of such redemption. Once enrolled in the ACH plan, a shareholder may terminate participation at any time by writing Investor Services or by calling (800) 341-2911 ((800) 421-2833 for the hearing impaired).

DIVIDEND DIVERSIFICATION

     A shareholder may upon written request, by completing the appropriate section of the account application form or by calling (800) 341-2911 ((800) 421-2833 for the hearing impaired), elect to have all dividends and capital gain dividends paid on a class of shares of the Fund invested into shares of the same class of any Participating Fund so long as the investor has a pre-existing account for such class of shares of the other fund. Both accounts must be of the same type, either non-retirement or retirement. If the accounts are retirement accounts, they must both be for the same class and of the same type of retirement plan (e.g. IRA, 403(b)(7), 401(k), Keogh) and for the benefit of the same individual. If a qualified, pre-existing account does not exist, the shareholder must establish a new account subject to minimum investment and other requirements of the fund into which distributions would be invested. Distributions are invested into the selected fund at its net asset value per share as of the payable date of the distribution.

SYSTEMATIC WITHDRAWAL PLAN

     A shareholder may establish a monthly, quarterly, semiannual or annual withdrawal plan if the shareholder owns shares in a single account valued at $10,000 or more at the next determined net asset value per share at the time the plan is established. If a shareholder owns shares in a single account valued at $5,000 or more at the next determined net asset value per share at the time the plan is established, the shareholder may establish a quarterly, semiannual or annual withdrawal plan. This plan provides for the orderly use of the entire account, not only the income but also the capital, if necessary. Each payment represents the proceeds of a redemption of shares on which any capital gain or loss will be recognized. The planholder may arrange for regular checks in any amount, not less than $25. Such a systematic withdrawal plan may also be maintained by an investor purchasing shares for a retirement plan established on a form made available by the Fund. See "Shareholder Services -- Retirement Plans."

     Class B Shareholders and Class C Shareholders who establish a systematic withdrawal plan may redeem up to 12% annually of the shareholder's initial account balance without incurring a contingent deferred sales charge. Initial account balance means the amount of the shareholder's investment at the time the election to participate in the plan is made.

     Under the plan, sufficient shares of the Fund are redeemed to provide the amount of the periodic withdrawal payment. Dividends and capital gain dividends on shares held in accounts with systematic withdrawal plans are reinvested in additional shares at the next determined net asset value per share. If periodic withdrawals continuously exceed reinvested dividends and capital gain dividends, the shareholder's original investment will be correspondingly reduced and ultimately exhausted. Redemptions made concurrently with the purchase of additional shares ordinarily will be disadvantageous to the shareholder because of the duplication of sales charges. Any gain or loss realized by the shareholder upon redemption of shares is a taxable event. The Fund reserves the right to amend or terminate the systematic withdrawal program upon 30 days' notice to its shareholders.

EXCHANGE PRIVILEGE

     All shareholders are limited to eight exchanges per fund during a rolling 365-day period.

     Exchange privileges will be suspended on a particular fund if more than eight exchanges out of that fund are made during a rolling 365-day period. If exchange privileges are suspended, subsequent exchange requests during the stated period will not be processed. Exchange privileges will be restored when the account history shows fewer than eight exchanges in the rolling 365-day period.

     This policy change does not apply to money market funds, systematic exchange plans, or employer-sponsored retirement plans.

REINSTATEMENT PRIVILEGE

     A Class A Shareholder or Class B Shareholder who has redeemed shares of the Fund may reinstate any portion or all of the net proceeds of such redemption in Class A Shares of the Fund. A Class C Shareholder who has redeemed shares of the Fund may reinstate any portion or all of the net proceeds of such redemption in Class C Shares of the Fund with credit given for any contingent deferred sales charge paid upon such redemption. Such reinstatement is made at the net asset value per share (without sales charge) next determined after the order is received, which must be made within 180 days after the date of the redemption. Reinstatement at net asset value per share is also offered to participants in those eligible retirement plans held or administered by Van Kampen Trust Company for repayment of principal (and interest) on their borrowings on such plans.

                              REDEMPTION OF SHARES

     Redemptions are not made on days during which the New York Stock Exchange (the "Exchange") is closed. The right of redemption may be suspended and the payment therefor may be postponed for more than seven days during any period when (a) the Exchange is closed for other than customary weekends or holidays;
(b) the SEC determines trading on the Exchange is restricted; (c) the SEC determines an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of its net assets; or (d) the SEC, by order, so permits.

     In addition, if the Board of Trustees determines that payment wholly or partly in cash would be detrimental to the best interests of the remaining shareholders of the Fund, the Fund may pay the redemption proceeds in whole or in part by a distribution-in-kind of portfolio securities held by the Fund in lieu of cash in conformity with applicable rules of the SEC. A distribution-in-kind will result in recognition by the shareholder of a gain or loss for federal income tax purposes when such securities are distributed, and the shareholder may have brokerage charges and a gain or loss for federal income tax purposes upon a shareholder's subsequent disposition of such securities.

                    CONTINGENT DEFERRED SALES CHARGE-CLASS A

     As described in the Prospectus under "Purchase of Shares -- Class A Shares," there is no sales charge payable on Class A Shares at the time of purchase on investments of $1 million or more, but a contingent deferred sales charge ("CDSC-Class A") may be imposed on certain redemptions made within one year of purchase. For purposes of the CDSC-Class A, when shares of one fund are exchanged for shares of another fund, the purchase date for the shares of the fund exchanged into will be assumed to be the date on which shares were purchased in the fund from which the exchange was made. If the exchanged shares themselves are acquired through an exchange, the purchase date is assumed to carry over from the date of the original election to purchase shares subject to a CDSC-Class A rather than a front-end load sales charge. In determining whether a CDSC-Class A is payable, it is assumed that shares being redeemed first are any shares in the shareholders account not subject to a contingent deferred sales charge followed by shares held the longest in the shareholder's account. The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gain dividends.

                         WAIVER OF CLASS B AND CLASS C
                       CONTINGENT DEFERRED SALES CHARGES

     As described in the Prospectus under "Redemption of Shares," redemptions of Class B Shares and Class C Shares will be subject to a contingent deferred sales charge ("CDSC-Class B and C"). The CDSC-Class B and C is waived on redemptions of Class B Shares and Class C Shares in the circumstances described below:

REDEMPTION UPON DEATH OR DISABILITY

     The Fund will waive the CDSC-Class B and C on redemptions following the death or disability of a Class B shareholder and Class C shareholder. An individual will be considered disabled for this purpose if he or she meets the definition thereof in Section 72(m)(7) of the Internal Revenue Code of 1986, as amended (the "Code"), which in pertinent part defines a person as disabled if such person "is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long-continued and indefinite duration." While the Fund does not specifically adopt the balance of the Code's definition which pertains to furnishing the Secretary of Treasury with such proof as he or she may require, the Distributor will require satisfactory proof of death or disability before it determines to waive the CDSC-Class B and C.

     In cases of death or disability, the CDSC-Class B and C will be waived where the decedent or disabled person is either an individual shareholder or owns the shares as a joint tenant with right of survivorship or is the beneficial owner of a custodial or fiduciary account, and where the redemption is made within one year of the death or initial determination of disability. This waiver of the CDSC-Class B and C applies to a total or partial redemption, but only to redemptions of shares held at the time of the death or initial determination of disability.

REDEMPTION IN CONNECTION WITH CERTAIN DISTRIBUTIONS FROM RETIREMENT PLANS

     The Fund will waive the CDSC-Class B and C when a total or partial redemption is made in connection with certain distributions from retirement plans. The CDSC-Class B and C will be waived upon the tax-free rollover or transfer of assets to another retirement plan invested in one or more Participating Funds; in such event, as described below, the Fund will "tack" the period for which the original shares were held on to the holding period of the shares acquired in the transfer or rollover for purposes of determining what, if any, CDSC-Class B and C is applicable in the event that such acquired shares are redeemed following the transfer or rollover. The charge also will be waived on any redemption which results from the return of an excess contribution pursuant to Section 408(d)(4) or (5) of the Code, the return of excess deferral amounts pursuant to Code Section 401(k)(8) or 402(g)(2), the financial hardship of the employee pursuant to U.S. Treasury Regulations Section 1.401(k)-(1)(d)(2) or from the death or disability of the employee (see Code Section 72(m)(7) and 72(t)(2)(A)(ii)). In addition, the charge will be waived on any minimum distribution required to be distributed in accordance with Code Section 401(a)(9).

     The Fund does not intend to waive the CDSC-Class B and C for any distributions from IRAs or other retirement plans not specifically described above.

REDEMPTION PURSUANT TO THE FUND'S SYSTEMATIC WITHDRAWAL PLAN

     A shareholder may elect to participate in a systematic withdrawal plan with respect to the shareholder's investment in the Fund. Under the systematic withdrawal plan, a dollar amount of a participating shareholder's investment in the Fund will be redeemed systematically by the Fund on a periodic basis, and the proceeds sent to the designated payee of record. The amount to be redeemed and frequency of the systematic withdrawals will be specified by the shareholder upon his or her election to participate in the systematic withdrawal plan. The CDSC-Class B and C will be waived on redemptions made under the systematic withdrawal plan.

     The amount of the shareholder's investment in the Fund at the time the election to participate in the systematic withdrawal plan is made with respect to the Fund is hereinafter referred to as the "initial account balance." The amount to be systematically redeemed from the Fund without the imposition of a CDSC-Class B and C may not exceed a maximum of 12% annually of the shareholder's initial account balance. The Fund reserves the right to change the terms and conditions of the systematic withdrawal plan and the ability to offer the systematic withdrawal plan.

NO INITIAL COMMISSION OR TRANSACTION FEE

     The Fund will waive the CDSC-Class B and C in circumstances under which no commission or transaction fee is paid to authorized dealers at the time of purchase of shares. See "Purchase of Shares -- Waiver of Contingent Deferred Sales Charge" in the Prospectus.

INVOLUNTARY REDEMPTIONS OF SHARES

     The Fund reserves the right to redeem shareholder accounts with balances of less than a specified dollar amount as set forth in the Prospectus. Prior to such redemptions, shareholders will be notified in writing and allowed a specified period of time to purchase additional shares to bring the value of the account up to the required minimum balance. The Fund will waive the CDSC-Class B and C upon such involuntary redemption.

REINVESTMENT OF REDEMPTION PROCEEDS

     A shareholder who has redeemed Class C Shares of the Fund may reinvest at net asset value, with credit for any CDSC-Class C paid on the redeemed shares, any portion or all of his or her redemption proceeds (plus that amount necessary to acquire a fractional share to round off his or her purchase to the nearest full share) in Class C Shares of the Fund, provided that the reinvestment is effected within 180 days after such redemption and the shareholder has not previously exercised this reinvestment privilege with respect to Class C Shares of the Fund. Shares acquired in this manner will be deemed to have the original cost and purchase date of the redeemed shares for purposes of applying the CDSC-Class C to subsequent redemptions.

REDEMPTION BY ADVISER

     The Fund may waive the CDSC-Class B and C when a total or partial redemption is made by the Adviser with respect to its investments in the Fund.

                                    TAXATION

FEDERAL INCOME TAXATION OF THE FUND

     The Fund has elected and qualified, and intends to continue to qualify each year, to be treated as a regulated investment company under Subchapter M of the Code. To qualify as a regulated investment company, the Fund must comply with certain requirements of the Code relating to, among other things, the source of its income and diversification of its assets.

     If the Fund so qualifies and distributes each year to its shareholders at least 90% of its investment company taxable income (generally including taxable income and net short-term capital gain, but not net capital gain, which is the excess of net long-term capital gain over net short-term capital loss), and meets certain other requirements, it will not be required to pay federal income taxes on any income it distributes to shareholders. The Fund intends to distribute at least the minimum amount of investment company taxable income necessary to satisfy the 90% distribution requirement. The Fund will not be subject to federal income tax on any net capital gain distributed to shareholders.

     In order to avoid a 4% excise tax, the Fund will be required to distribute, by December 31st of each year, at least an amount equal to the sum of (i) 98% of its ordinary income for such year and (ii) 98% of its capital gain net income (the latter of which generally is computed on the basis of the one-year period ending on October 31st of such year), plus any amounts that were not distributed in previous taxable years. For purposes of the excise tax, any ordinary income or capital gain net income retained by, and subject to federal income tax in the hands of, the Fund will be treated as having been distributed.

     If the Fund failed to qualify as a regulated investment company or failed to satisfy the 90% distribution requirement in any taxable year, the Fund would be taxed as an ordinary corporation on its taxable income (even if such income were distributed to its shareholders) and all distributions out of earnings and profits would be taxed to shareholders as ordinary income. To qualify again as a regulated investment company in a subsequent year, the Fund may be required to pay an interest charge on 50% of its earnings and profits attributable to non-regulated investment company years and would be required to distribute such earnings and profits to shareholders (less any interest charge). In addition, if the Fund failed to qualify as a regulated investment company for its first taxable year or, if immediately after qualifying as a regulated investment company for any taxable year, it failed to qualify for a period greater than one taxable year, the Fund would be required to recognize any net built-in gains (the excess of aggregate gains, including items of income, over aggregate losses that would have been realized if it had been liquidated) in order to qualify as a regulated investment company in a subsequent year.

     Some of the Fund's investment practices are subject to special provisions of the Code that may, among other things, defer the use of certain losses of the Fund, affect the holding period of the securities held by the Fund and alter the character of the gains or losses realized by the Fund. These provisions may also require the Fund to recognize income or gain without receiving cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement and the distribution requirements for avoiding income and excise taxes. The Fund will monitor its transactions and may make certain tax elections in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

     Investments of the Fund in securities issued at a discount or providing for deferred interest or payment of interest in kind are subject to special tax rules that will affect the amount, timing and character of distributions to shareholders. For example, with respect to securities issued at a discount, the Fund will be required to accrue as income each year a portion of the discount and to distribute such income each year in order to maintain its qualification as a regulated investment company and to avoid income and excise taxes. In order to generate sufficient cash to make distributions necessary to satisfy the 90% distribution requirement and to avoid income and excise taxes, the Fund may have to dispose of securities that it would otherwise have continued to hold.

     PASSIVE FOREIGN INVESTMENT COMPANIES. The Fund may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is a foreign corporation that, in general, meets either of the following tests: (i) at least 75% of its gross income is passive income or (ii) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, a regulated investment company that holds stock of a PFIC will be subject to federal income tax on (i) a portion of any "excess distribution" received on such stock or (ii) any gain from a sale or disposition of such stock (collectively, "PFIC income"), plus interest on such amounts, even if the regulated investment company distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the regulated investment company's investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders. If the Fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund," then in lieu of the foregoing tax and interest obligation, the Fund would be required to include in income each year its pro rata share of the qualified electing fund's annual ordinary earnings and net capital gain, which most likely would have to be distributed to satisfy the 90% distribution requirement and the distribution requirement for avoiding income and excise taxes. In most instances it will be very difficult to make this election due to certain requirements imposed with respect to the election.

     As an alternative to making the above-described election to treat the PFIC as a qualified electing fund, the Fund may make an election to annually mark-to-market PFIC stock that it owns (a "PFIC Mark-to-Market Election"). "Marking-to-market," in this context, means recognizing as ordinary income or loss each year an amount equal to the difference between the Fund's adjusted tax basis in such PFIC stock and its fair market value. Losses will be allowed only to the extent of net mark-to-market gain previously included by the Fund pursuant to the election for prior taxable years. The Fund may be required to include in its taxable income for the first taxable year in which it makes a PFIC Mark-to-Market Election an amount equal to the interest charge that would otherwise accrue with respect to distributions on, or dispositions of, the PFIC stock. This amount would not be deductible from the Fund's taxable income. The PFIC Mark-to-Market Election applies to the taxable year for which made and to all subsequent taxable years, unless the Internal Revenue Service (the "IRS") consents to revocation of the election. By making the PFIC Mark-to-Market Election, the Fund could ameliorate the adverse tax consequences arising from its ownership of PFIC stock, but in any particular year may be required to recognize income in excess of the distributions it receives from the PFIC and proceeds from the dispositions of PFIC stock.

DISTRIBUTIONS TO SHAREHOLDERS

     Distributions of the Fund's investment company taxable income are taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional shares. Distributions of the Fund's net capital gain as capital gain dividends, if any, are taxable to shareholders as long-term capital gains regardless of the length of time shares of the Fund have been held by such shareholders. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming such shares are held as a capital asset). For a summary of the maximum tax rates applicable to capital gains (including capital gain dividends), see "Capital Gains Rates" below. Tax-exempt shareholders not subject to federal income tax on their income generally will not be taxed on distributions from the Fund.

     Shareholders receiving distributions in the form of additional shares issued by the Fund will be treated for federal income tax purposes as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the distribution date. The basis of such shares will equal the fair market value on the distribution date.

     The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year. Some portion of the distributions from the Fund may be eligible for the dividends received deduction for corporations if the Fund receives qualifying dividends during the year and if certain requirements of the Code are satisfied.

     Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to shareholders of record on a specified date in such month and paid during January of the following year will be treated as having been distributed by the Fund and received by the shareholders on the December 31st prior to the date of payment. In addition, certain other distributions made after the close of a taxable year of the Fund may be "spilled back" and treated as paid by the Fund (except for purposes of the 4% excise tax) during such taxable year. In such case, shareholders will be treated as having received such dividends in the taxable year in which the distribution was actually made.

     Income from investments in foreign securities received by the Fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions.

Such taxes will not be deductible or creditable by shareholders. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

     Under Code Section 988, foreign currency gains or losses from certain forward contracts not traded in the interbank market as well as certain other gains or losses attributable to currency exchange rate fluctuations are typically treated as ordinary income or loss. Such income or loss may increase or decrease (or possibly eliminate) the Fund's income available for distribution. If, under the rules governing the tax treatment of foreign currency gains and losses, the Fund's income available for distribution is decreased or eliminated, all or a portion of the dividends declared by the Fund may be treated for federal income tax purposes as a return of capital or, in some circumstances, as capital gains. Generally, a shareholder's tax basis in Fund shares will be reduced to the extent that an amount distributed to such shareholder is treated as a return of capital.

SALE OF SHARES

     The sale of shares (including transfers in connection with a redemption or repurchase of shares) may be a taxable transaction for federal income tax purposes. Selling shareholders will generally recognize gain or loss in an amount equal to the difference between their adjusted tax basis in the shares and the amount received. If such shares are held as a capital asset, the gain or loss will be a capital gain or loss. For a summary of the maximum tax rates applicable to capital gains (including capital gain dividends), see "Capital Gains Rates" below. Any loss recognized upon a taxable disposition of shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received with respect to such shares. For purposes of determining whether shares have been held for six months or less, the holding period is suspended for any periods during which the shareholder's risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property or through certain options or short sales.

CAPITAL GAINS RATES

     The maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers investing in the Fund is (i) the same as the maximum ordinary income tax rate for capital assets held for one year or less or (ii) 20% for capital assets held for more than one year. The maximum long-term capital gains rate for corporations is 35%.

NON-U.S. SHAREHOLDERS

     A shareholder who is not (i) a citizen or resident of the United States,
(ii) a corporation or partnership created or organized under the laws of the United States or any state thereof, (iii) an estate, the income of which is subject to United States federal income taxation regardless of its source or
(iv) a trust whose administration is subject to the primary supervision of a United States court and which has one or more United States fiduciaries who have the authority to control all substantial decisions of the trust (a "Non-U.S. Shareholder") generally will be subject to withholding of United States federal income tax at a 30% rate (or lower applicable treaty rate) on dividends from the Fund

(other than capital gain dividends) that are not "effectively connected" with a United States trade or business carried on by such shareholder.

     Non-effectively connected capital gain dividends and gains realized from the sale of shares will not be subject to United States federal income tax in the case of (i) a Non-U.S. Shareholder who is a corporation and (ii) an individual Non-U.S. Shareholder who is not present in the United States for more than 182 days during the taxable year (assuming that certain other conditions are met). However, certain Non-U.S. Shareholders may nonetheless be subject to backup withholding on capital gain dividends and gross proceeds paid to them upon the sale of their shares. See "Backup Withholding" below.

     If income from the Fund or gains realized from the sale of shares is effectively connected with a Non-U.S. Shareholder's United States trade or business, then such amounts will be subject to United States federal income tax on a net basis at the tax rates applicable to United States citizens or domestic corporations. Non-U.S. Shareholders that are corporations may also be subject to an additional "branch profits tax" with respect to income from the Fund that is effectively connected with a United States trade or business.

     United States Treasury regulations, generally effective for payments made after December 31, 2000, modify the withholding, back-up withholding and information reporting rules, including the procedures to be followed by foreign investors in establishing foreign status. Prospective foreign investors should consult their tax advisers concerning the applicability and effect of such Treasury regulations on an investment in shares of the Fund.

     The tax consequences to a Non-U.S. Shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described in this section. Non-U.S. Shareholders may be required to provide appropriate documentation to establish their entitlement to the benefits of such a treaty. Foreign investors are advised to consult their tax advisers with respect to the tax implications of purchasing, holding and disposing of shares of the Fund.

BACKUP WITHHOLDING

     The Fund may be required to withhold federal income tax at a rate of 31% ("backup withholding") from dividends and redemption proceeds paid to non-corporate shareholders. This tax may be withheld from dividends if (i) the shareholder fails to furnish the Fund with its correct taxpayer identification number, (ii) the IRS notifies the Fund that the shareholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect or (iii) when required to do so, the shareholder fails to certify that he or she is not subject to backup withholding. Redemption proceeds may be subject to withholding under the circumstances described in (i) above.

     Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules from payments made to a shareholder may be refunded or credited against such shareholder's U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.

INFORMATION REPORTING

     The Fund must report annually to the IRS and to each shareholder (other than a Non-U.S. Shareholder) the amount of dividends paid to such shareholder and the amount, if any, of tax withheld pursuant to backup withholding rules with respect to such dividends. In the case of a Non-U.S. Shareholder, the Fund must report to the IRS and such shareholder the aggregate amount of dividends paid that are subject to backup withholding (if any) and the amount of tax withheld with respect to such dividends pursuant to the backup withholding rules. This information may also be made available to the tax authorities in the Non-U.S. Shareholder's country of residence. Generally, dividends paid to Non-U.S. Shareholders that are subject to the 30% federal income tax withholding described above under "Non-U.S. Shareholders" are not subject to backup withholding.

GENERAL

     The federal income tax discussion set forth above is for general information only. Prospective investors and shareholders should consult their advisers regarding the specific federal tax consequences of purchasing, holding and disposing of shares, as well as the effects of state, local and foreign tax law and any proposed tax law changes.

                                FUND PERFORMANCE

     From time to time the Fund may advertise its total return for prior periods. Any such advertisement would include at least average annual total return quotations for one-year, five-year and ten-year periods. Other total return quotations, aggregate or average, over other time periods may also be included.

     The total return of the Fund for a particular period represents the increase (or decrease) in the value of a hypothetical investment in the Fund from the beginning to the end of the period. Total return is calculated by subtracting the value of the initial investment from the ending value and showing the difference as a percentage of the initial investment; the calculation assumes the initial investment is made at the current maximum public offering price (which includes the maximum sales charge for Class A Shares); that all income dividends or capital gain dividends during the period are reinvested in Fund shares at net asset value; and that any applicable contingent deferred sales charge has been paid. The Fund's total return will vary depending on market conditions, the securities comprising the Fund's portfolio, the Fund's operating expenses and unrealized net capital gains or losses during the period. Since Class A Shares of the Fund were offered at a maximum sales charge of 8.50% prior to June 12, 1989, actual Fund total return for shares purchased prior to such date would have been somewhat less than that computed on the basis of the current maximum sales charge. Total return is based on historical earnings and asset value fluctuations and is not intended to indicate future performance. No adjustments are made to reflect any income taxes payable by shareholders on dividends and capital gain dividends paid by the Fund or to reflect the fact 12b-1 fees previously may have been less than the current 12b-1 fees for certain classes of shares as specified in the Prospectus.

     Average annual total return quotations are computed by finding the average annual compounded rate of return over the period that would equate the initial amount invested to the ending redeemable value.

     Total return is calculated separately for Class A Shares, Class B Shares and Class C Shares of the Fund. Total return figures for Class A Shares include the maximum sales charge. Total return figures for Class B Shares and Class C Shares include any applicable contingent deferred sales charge. Because of the differences in sales charges and distribution fees, the total returns for each class of shares will differ.

     The Fund may, in supplemental sales literature, advertise non-standardized total return figures representing the cumulative, non-annualized total return of each class of shares of the Fund from a given date to a subsequent given date. Cumulative non-standardized total return is calculated by measuring the value of an initial investment in a given class of shares of the Fund at a given time, deducting the maximum initial sales charge, if any, determining the value of all subsequent reinvested distributions, and dividing the net change in the value of the investment as of the end of the period by the amount of the initial investment and expressing the result as a percentage. Non-standardized total return will be calculated separately for each class of shares.

     Non-standardized total return calculations do not reflect the imposition of a contingent deferred sales charge, and if any contingent deferred sales charge imposed at the time of redemption were reflected, it would reduce the performance quoted.

     From time to time, the Fund may include in its sales literature and shareholder reports a quotation of the current "distribution rate" for each class of shares of the Fund. Distribution rate is a measure of the level of income and short-term capital gains dividends, if any, distributed for a specified period. Distribution rate differs from yield, which is a measure of the income actually earned by the Fund's investments, and from total return which is a measure of the income actually earned by the Fund's investments plus the effect of any realized and unrealized appreciation or depreciation of such investments during a stated period. Distribution rate is, therefore, not intended to be a complete measure of the Fund's performance. Distribution rate may sometimes be greater than yield since, for instance, it may not include the effect of amortization of bond premiums, and may include non-recurring short-term capital gains and premiums from futures transactions engaged in by the Fund. Distribution rates will be computed separately for each class of the Fund's shares.

     From time to time marketing materials may provide a portfolio manager update, an Adviser update and discuss general economic conditions and outlooks. The Fund's marketing materials may also show the Fund's asset class diversification, top sector holdings and largest holdings. Materials may also mention how the Distributor believes the Fund compares relative to other Van Kampen funds. Materials may also discuss the Dalbar Financial Services study from 1984 to 1994 which studied investor cash flow into and out of all types of mutual funds. The ten-year study found that investors who bought mutual fund shares and held such shares outperformed investors who bought and sold. The Dalbar study conclusions were consistent regardless of whether shareholders purchased their fund shares in direct or sales force distribution channels. The study showed that investors working with a professional representative have tended over time to earn higher returns than those who invested directly. The performance of the funds purchased by the investors in the Dalbar study and the conclusions based thereon are not necessarily indicative of future performance of such funds or conclusions that may result from similar studies in the future. The Fund may also be marketed on the internet.

     In reports or other communications to shareholders or in advertising material, the Fund may compare its performance with that of other mutual funds as listed in the rankings or ratings prepared by Lipper Analytical Services, Inc., CDA, Morningstar Mutual Funds or similar independent services which monitor the performance of mutual funds with the Consumer Price Index, the Dow Jones Industrial Average, Standard & Poor's indices, NASDAQ Composite Index, other appropriate indices of investment securities, or with investment or savings vehicles. The performance information may also include evaluations of the Fund published by nationally recognized ranking or rating services and by nationally recognized financial publications. Such comparative performance information will be stated in the same terms in which the comparative data or indices are stated. Such advertisements and sales material may also include a yield quotation as of a current period. In each case, such total return and yield information, if any, will be calculated pursuant to rules established by the SEC and will be computed separately for each class of the Fund's shares. For these purposes, the performance of the Fund, as well as the performance of other mutual funds or indices, do not reflect sales charges, the inclusion of which would reduce the Fund's performance. The Fund will include performance data for each class of shares of the Fund in any advertisement or information including performance data of the Fund.

     The Fund may also utilize performance information in hypothetical illustrations. For example, the Fund may, from time to time: (1) illustrate the benefits of tax-deferral by comparing taxable investments to investments made through tax-deferred retirement plans; (2) illustrate in graph or chart form, or otherwise, the benefits of dollar cost averaging by comparing investments made pursuant to a systematic investment plan to investments made in a rising market;
(3) illustrate allocations among different types of mutual funds for investors at different stages of their lives; and (4) in reports or other communications to shareholders or in advertising material, illustrate the benefits of compounding at various assumed rates of return.

     The Fund's Annual Report and Semiannual Report contain additional performance information. A copy of the Annual Report or Semiannual Report may be obtained without charge by calling or writing the Fund at the telephone number and address printed on the cover of this Statement of Additional Information.

     CLASS A SHARES

     The Fund's average annual total return, assuming payment of the maximum sales charge, for Class A Shares of the Fund for (i) the one-year period ended December 31, 1999 was 41.35%, (ii) the five-year period ended December 31, 1999 was 19.52% and (iii) the ten-year period ended December 31, 1999 was 13.21%.

     The Fund's cumulative non-standardized total return, including payment of the maximum sales charge, with respect to the Class A Shares from its inception to December 31, 1999 was 7496.13%.

     The Fund's cumulative non-standardized total return, excluding payment of the maximum sales charge, with respect to the Class A Shares from its inception to December 31, 1999 was 7960.49%.

     CLASS B SHARES

     The Fund's average annual total return, assuming payment of the contingent deferred sales charge, for Class B Shares of the Fund for (i) the one-year period ended December 31, 1999 was 44.02%, (ii) the five-year period ended December 31, 1999 was 19.87% and (iii) the approximately eight-year period since December 20, 1991, the commencement of distribution for Class B Shares of the Fund, through December 31, 1999 was 14.60%.

     The Fund's cumulative non-standardized total return, including payment of the contingent deferred sales charge, with respect to the Class B Shares from December 20, 1991 (the commencement of distribution of Class B Shares) to December 31, 1999 was 198.90%.

     The Fund's cumulative non-standardized total return, excluding payment of the contingent deferred sales charge, with respect to the Class B Shares from December 20, 1991 (the commencement of distribution of Class B Shares) to December 31, 1999 was 198.90%.

     CLASS C SHARES

     The Fund's average annual total return, assuming payment of the contingent deferred sales charge, for Class C Shares of the Fund for (i) the one-year period ended December 31, 1999 was 47.95%, (ii) the five-year period ended December 31, 1999 was 20.01% and (iii) the approximately six-year, two-month period since October 26, 1993, the commencement of distribution for Class C Shares of the Fund, through December 31, 1999 was 14.67%.

     The Fund's cumulative non-standardized total return, including payment of the contingent deferred sales charge, with respect to the Class C Shares from October 26, 1993 (commencement of distribution of Class C Shares) to December 31, 1999 was 131.62%.

     The Fund's cumulative non-standardized total return, excluding payment of the contingent deferred sales charge, with respect to the Class C Shares from October 26, 1993 (commencement of distribution of Class C Shares) to December 31, 1999 was 131.62%.

     These results are based on historical earnings and asset value fluctuations and are not intended to indicate future performance. Such information should be considered in light of the Fund's investment objective and policies as well as the risks incurred in the Fund's investment practices.

                               OTHER INFORMATION

CUSTODY OF ASSETS

     All securities owned by the Fund and all cash, including proceeds from the sale of shares of the Fund and of securities in the Fund's investment portfolio, are held by State Street Bank and Trust Company, 225 West Franklin Street, Boston, Massachusetts 02110, as custodian. The custodian also provides accounting services to the Fund.

SHAREHOLDER REPORTS

     Semiannual statements are furnished to shareholders, and annually such statements are audited by the independent accountants.

INDEPENDENT ACCOUNTANTS

     PricewaterhouseCoopers LLP, 200 East Randolph Drive, Chicago, Illinois 60601, the independent accountants for the Fund, performs an annual audit of the Fund's financial statements.

LEGAL COUNSEL

     Counsel to the Fund is Skadden, Arps, Slate, Meagher & Flom (Illinois).

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Trustees of Van Kampen Harbor Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Van Kampen Harbor Fund (the "Fund") at December 31, 1999, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian provide a reasonable basis for the opinion expressed above.

PRICEWATERHOUSECOOPERS LLP

Chicago, Illinois
February 11, 2000

                            PORTFOLIO OF INVESTMENTS

                               December 31, 1999
--------------------------------------------------------------------------------

  Par
Amount
 (000)                 Description               Coupon      Maturity    Market Value
-------------------------------------------------------------------------------------
          DOMESTIC CONVERTIBLE CORPORATE
          OBLIGATIONS**  51.4%
          CONSUMER DISTRIBUTION  1.2%
$ 5,901   AnnTaylor Stores Corp., 144A -
          Private Placement (a)................  0.550%      06/18/19    $  3,189,078
  3,390   Costco Wholesale Corp. ..............  *           08/19/17       3,610,350
                                                                         ------------
                                                                            6,799,428
                                                                         ------------
          CONSUMER NON-DURABLES  0.7%
  5,150   Loews Corp. (convertible into 79,185
          Diamond Offshore Drilling, Inc.
          common shares).......................  3.125       09/15/07       4,223,000
                                                                         ------------
          CONSUMER SERVICES  3.7%
  5,031   Etoys, Inc., 144A - Private Placement
          (a)..................................  6.250       12/01/04       3,075,199
  2,530   Interpublic Group of Companies, Inc.,
          144A - Private Placement (a).........  1.870       06/01/06       2,874,713
  5,800   Jacor Communications, Inc., LYON.....  *           02/09/18       3,900,500
  1,700   Omnicom Group, Inc...................  2.250       01/06/13       3,471,094
  1,250   Omnicom Group, Inc., 144A -
          Private Placement (a)................  4.250       01/03/07       3,981,250
  9,300   Times Mirror Co., LYON...............  *           04/15/17       4,545,375
                                                                         ------------
                                                                           21,848,131
                                                                         ------------
          ENERGY  1.4%
  4,207   Devon Energy Corp....................  4.950       08/15/08       4,122,860
  4,300   Kerr-McGee Corp. ....................  7.500       05/15/14       3,993,625
                                                                         ------------
                                                                            8,116,485
                                                                         ------------
          FINANCE  0.5%
  1,680   Checkfree Holdings Corp., 144A -
          Private Placement (a)................  6.500       12/01/06       2,675,400
                                                                         ------------
          HEALTHCARE  3.5%
  2,347   Alpharma, Inc., 144A - Private
          Placement (a)........................  3.000       06/01/06       2,528,892
  3,060   ALZA Corp............................  5.000       05/01/06       3,220,650
  5,080   Centocor, Inc........................  4.750       02/15/05       6,788,150
  2,750   Human Genome Sciences, Inc.,
          144A - Private Placement (a).........  5.000       12/15/06       3,313,750
  7,860   Roche Holdings, Inc., LYON, 144A -
          Private Placement (a)................  *           04/20/10       4,750,427
                                                                         ------------
                                                                           20,601,869
                                                                         ------------
          PRODUCER MANUFACTURING  0.4%
  2,102   Advanced Energy Industries, Inc......  5.250       11/15/06       2,511,890
                                                                         ------------

                                               See Notes to Financial Statements

                               December 31, 1999
--------------------------------------------------------------------------------

  Par
Amount
 (000)                 Description               Coupon      Maturity    Market Value
-------------------------------------------------------------------------------------
          TECHNOLOGY  36.6%
$ 5,520   Adaptec, Inc.........................  4.750%      02/01/04    $  5,996,100
 10,481   America Online, Inc..................  *           12/06/19       6,021,334
    765   America Online, Inc..................  4.000       11/15/02       8,865,814
  2,280   Automatic Data Processing, Inc.,
          LYON.................................  *           02/20/12       3,180,600
    555   Bea Systems, Inc.....................  4.000       06/15/05       2,947,050
  3,794   Bea Systems, Inc., 144A - Private
          Placement (a)........................  4.000       12/15/06       4,435,110
  1,260   Commscope, Inc., 144A - Private
          Placement (a)........................  4.000       12/15/06       1,352,686
  8,875   Comverse Technology Inc., 144A -
          Private Placement (a)................  4.500       07/01/05      30,274,844
  1,660   Conexant Systems, Inc................  4.250       05/01/06       4,870,025
  5,990   Conexant Systems, Inc.,
          144A - Private Placement (a).........  4.250       05/01/06      17,573,162
  3,877   Corecomm Limited Co., 144A - Private
          Placement (a)........................  6.000       10/01/06       6,067,505
  4,060   Cypress Semiconductor Corp...........  6.000       10/01/02       5,861,625
  1,480   DoubleClick, Inc., 144A - Private
          Placement (a)........................  4.750       03/15/06       4,599,100
  5,065   DSC Communications Corp..............  7.000       08/01/04       5,318,250
  5,870   Echostar Communications Corp.,
          144A -
          Private Placement (a)................  4.875       01/01/07       7,168,033
  1,030   EMC Corp.............................  3.250       03/15/02       9,947,225
  5,031   Exodus Communications, Inc., 144A -
          Private Placement (a)................  4.750       07/15/08       6,967,331
 10,070   Hewlett-Packard Co., LYON............  *           10/14/17       6,935,713
  2,110   HNC Software, Inc....................  4.750       03/01/03       5,132,575
  2,524   I2 Technologies, Inc., 144A -
          Private Placement (a)................  5.250       12/15/06       3,625,095
  5,320   Lam Research Corp....................  5.000       09/01/02       7,308,350
  1,682   Lattice Semiconductor Corp., 144A -
          Private Placement (a)................  4.750       11/01/06       2,205,523
  7,000   LSI Logic Corp., 144A - Private
          Placement (a)........................  4.250       03/15/04      15,898,750
  1,820   Micron Technology, Inc...............  7.000       07/01/04       2,350,075
  1,000   Oak Industries, Inc..................  4.875       03/01/08       2,797,850
  1,127   Sanmina Corp., 144A - Private
          Placement (a)........................  4.250       05/01/04       1,490,458
  4,200   Siebel Systems, Inc., 144A - Private
          Placement (a)........................  5.500       09/15/06       8,142,750
  5,060   Solectron Corp., LYON, 144A -
          Private Placement (a)................  *           01/27/19       3,869,787
  5,000   Solectron Corp., LYON................  *           01/27/19       3,781,250
  7,491   Veritas Software Corp................  1.856       08/13/06      20,325,405
                                                                         ------------
                                                                          215,309,375
                                                                         ------------

                                               See Notes to Financial Statements

                               December 31, 1999
--------------------------------------------------------------------------------

  Par
Amount
 (000)                 Description               Coupon      Maturity    Market Value
-------------------------------------------------------------------------------------
          UTILITIES  3.4%
$ 3,860   Nextel Communications, Inc., 144A -
          Private Placement (a)................  4.750%      07/01/07    $  8,757,375
  4,300   NTL, Inc., 144A - Private Placement
          (a)..................................  7.000       12/15/08      11,373,500
                                                                         ------------
                                                                           20,130,875
                                                                         ------------
          TOTAL DOMESTIC CONVERTIBLE CORPORATE OBLIGATIONS  51.4%....     302,216,453
                                                                         ------------
          FOREIGN CONVERTIBLE CORPORATE OBLIGATIONS**  6.2%
  5,200   ASM Lithography Holding,
          (Netherlands) 144A -
          Private Placement (a)................  4.250       11/30/04       6,290,492
 10,740   STMicroelectronics NV, LYON,
          (Netherlands)........................  *           09/22/09      14,801,438
  1,000   Swiss Life Finance Ltd., (United
          Kingdom), (Convertible into 13,614
          shares of Royal Dutch Petroleum Co.),
          144A - Private Placement (a).........  2.000       05/20/05         995,000
  3,250   Swiss Life Finance Ltd., (United
          Kingdom),
          (Convertible into 44,246 shares of
          Royal Dutch Petroleum Co.)...........  2.000       05/20/05       3,233,750
  8,600   Telefonos de Mexico, SA (Mexico).....  4.250       06/15/04      11,212,250
                                                                         ------------
          TOTAL FOREIGN CONVERTIBLE CORPORATE OBLIGATIONS............      36,532,930
                                                                         ------------

                     Description                           Shares     Market Value
----------------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCKS**  20.4%
CONSUMER SERVICES  2.4%
Adelphia Communications Corp., Ser D, 5.500%.........       10,100    $  1,902,588
Cox Communications, Inc., PRIDES, 7.000%.............       64,700       4,399,600
Entercom Communications Capital Trust, TIDES,
  6.250%.............................................       42,000       3,407,250
UNITEDGLOBALCOM, Ser D, 7.000%.......................       67,100       4,101,487
                                                                      ------------
                                                                        13,810,925
                                                                      ------------
ENERGY  3.7%
Apache Corp., ACES, 6.500%...........................      203,600       7,227,800
El Paso Energy Capital Trust I, 4.750%...............       95,750       4,823,406
Kerr-McGee Corp., DECS, 5.500% (Convertible into
71,360 shares of Devon Energy common stock)..........       84,200       2,778,600
Pogo Trust I Co., Ser A, QUIPS, 6.500%...............       50,600       2,492,050
Tosco Financing Trust, 5.750%........................       94,700       4,510,088
                                                                      ------------
                                                                        21,831,944
                                                                      ------------
FINANCE  0.4%
American General Corp., 7.000%.......................       35,000       2,117,500
                                                                      ------------

                                               See Notes to Financial Statements

                               December 31, 1999
--------------------------------------------------------------------------------

                     Description                           Shares     Market Value
----------------------------------------------------------------------------------
RAW MATERIALS/PROCESSING INDUSTRIES  0.3%
Monsanto Co., ACES, 6.500%...........................       59,050    $  1,956,031
                                                                      ------------
TECHNOLOGY  7.0%
Amdocs Ltd., TRACES, 6.750%..........................       64,000       2,056,000
Echostar Communications Corp., Ser C, 6.750%.........        7,300       6,058,772
PSINet, Inc., Ser C, 6.750%..........................       49,800       2,907,075
Qualcomm Financial Trust, 5.750%.....................       28,500      28,051,125
Verio, Inc., 6.750%, 144A - Private Placement (a)....       32,600       1,841,900
                                                                      ------------
                                                                        40,914,872
                                                                      ------------
UTILITIES  6.6%
Calpine Capital Trust, TIDES, 5.750%.................       90,500       5,939,063
MCI Worldcom, Inc., 2.250%...........................       56,500       2,899,156
McLeodUSA, Inc., Ser A, 6.750%.......................       13,599       7,003,715
Nextlink Communications Inc., 6.500%, 144A -
Private Placement (a)................................       12,600       2,435,353
Omnipoint Corp., 7.000%, 144A - Private Placement
  (a)................................................       71,100      14,015,587
WinStar Communications, Inc., Ser D, 7.000%..........       84,500       6,707,188
                                                                      ------------
                                                                        39,000,062
                                                                      ------------
TOTAL CONVERTIBLE PREFERRED STOCK  20.4%..........................     119,631,334
                                                                      ------------
COMMON STOCKS**  12.2%
CONSUMER DISTRIBUTION 3.4%
Home Depot, Inc......................................      287,739      19,728,105
                                                                      ------------
CONSUMER SERVICES  0.7%
Cable Vision Systems Corp., Class A (b)..............       51,898       3,918,299
Jazztel PLC (United Kingdom) (b).....................        3,500         227,938
                                                                      ------------
                                                                         4,146,237
                                                                      ------------
FINANCE  1.7%
American Express Co..................................       22,000       3,657,500
Citigroup, Inc.......................................      111,000       6,167,437
                                                                      ------------
                                                                         9,824,937
                                                                      ------------
HEALTHCARE  1.8%
Genentech, Inc. (b)..................................       79,600      10,706,200
                                                                      ------------
TECHNOLOGY  4.2%
Lam Research Corp. (b)...............................       60,000       6,693,750
Motorola, Inc........................................       52,500       7,730,625
SCI Systems, Inc. (b)................................       67,654       5,560,313
Texas Instruments, Inc...............................       49,000       4,746,875
                                                                      ------------
                                                                        24,731,563
                                                                      ------------

                                               See Notes to Financial Statements

                               December 31, 1999
--------------------------------------------------------------------------------

                     Description                           Shares     Market Value
----------------------------------------------------------------------------------
ENTERTAINMENT  0.4%
Royal Caribbean Cruises Ltd..........................       53,000    $  2,613,562
                                                                      ------------
UTILITIES  0.0%
Winstar Communications, Inc. (b).....................            1              64
                                                                      ------------
TOTAL COMMON STOCKS  12.2%...........................                   71,750,668
                                                                      ------------
TOTAL LONG-TERM INVESTMENTS  90.2%
(Cost $323,505,746)..................................                  530,131,385
                                                                      ------------
SHORT-TERM INVESTMENTS  8.2%
U.S. GOVERNMENT AGENCY OBLIGATIONS  0.8%
Federal Home Loan Bank Discount Note ($5,000,000 par,
  yielding 5.579%, 31/10/00 maturity) (c)............                    4,947,100
REPURCHASE AGREEMENT  7.4%
State Street Bank & Trust Co. ($43,311,000 par
  collateralized by U.S. government obligations in a
pooled cash account, dated 12/31/99, to be sold on
01/03/00 at $43,321,828) (c).........................                   43,311,000
                                                                      ------------
TOTAL SHORT-TERM INVESTMENTS
(Cost $48,258,100)...................................                   48,258,100
                                                                      ------------
TOTAL INVESTMENTS  98.4%
(Cost $371,763,846)..................................                  578,389,485
OTHER ASSETS IN EXCESS OF LIABILITIES 1.6%...........                    9,237,678
                                                                      ------------
NET ASSETS  100.0%...................................                 $587,627,163
                                                                      ============

---------------
*  Zero coupon bond

** The securities are classified by sectors which represent broad groupings of related industries.

(a) 144A securities are those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration which are normally transactions with qualified institutional buyers.

(b) Non-income producing security as this stock currently does not declare dividends.
(c) Assets segregated as collateral for open futures transactions.
ACES--Automatically convertible equity securities
DECS--Debt exchange for common stock
LYON--Liquid yield option note
PRIDES--Preferred redeemable increased dividend equity security, traded in shares
TIDES--Term income deferrable equity securities
TRACES--Trust automatic common exchange securities

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                               December 31, 1999
--------------------------------------------------------------------------------

ASSETS:
Total Investments (Cost $371,763,846).......................    $578,389,485
Cash........................................................       5,769,026
Receivables:
  Investments Sold..........................................       3,231,480
  Interest..................................................       1,690,151
  Fund Shares Sold..........................................         424,876
  Dividends.................................................         101,718
  Variation Margin on Futures...............................          63,750
Other.......................................................          66,097
                                                                ------------
      Total Assets..........................................     589,736,583
                                                                ------------
LIABILITIES:
Payables:
  Fund Shares Repurchased...................................         635,339
  Income Distributions......................................         424,254
  Distributor and Affiliates................................         395,620
  Investment Advisory Fee...................................         246,820
Accrued Expenses............................................         230,425
Trustees' Deferred Compensation and Retirement Plans........         176,962
                                                                ------------
      Total Liabilities.....................................       2,109,420
                                                                ------------
NET ASSETS..................................................    $587,627,163
                                                                ============
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................    $383,811,599
Net Unrealized Appreciation.................................     206,654,872
Accumulated Undistributed Net Investment Income.............         474,474
Accumulated Distributions in Excess of Net Realized Gains...      (3,313,782)
                                                                ------------
NET ASSETS..................................................    $587,627,163
                                                                ============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
      net assets of $516,089,311 and 25,364,244 shares of
      beneficial interest issued and outstanding)...........    $      20.35
    Maximum sales charge (5.75%* of offering price).........            1.24
                                                                ------------
    Maximum offering price to public........................    $      21.59
                                                                ============
  Class B Shares:
    Net asset value and offering price per share (Based on
      net assets of $62,496,048 and 3,087,726 shares of
      beneficial interest issued and outstanding)...........    $      20.24
                                                                ============
  Class C Shares:
    Net asset value and offering price per share (Based on
      net assets of $9,041,804 and 443,749 shares of
      beneficial interest issued and outstanding)...........    $      20.38
                                                                ============

*On sales of $50,000 or more, the sales charge will be reduced.

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

                      For the Year Ended December 31, 1999
--------------------------------------------------------------------------------


INVESTMENT INCOME:
Interest....................................................  $  9,747,550
Dividends...................................................     7,678,344
                                                              ------------
    Total Income............................................    17,425,894
                                                              ------------
EXPENSES:
Investment Advisory Fee.....................................     2,516,827
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $966,474, $575,098 and $64,107,
  respectively).............................................     1,605,679
Shareholder Services........................................       690,596
Custody.....................................................        60,228
Trustees' Fees and Related Expenses.........................        43,495
Legal.......................................................        18,615
Other.......................................................       318,288
                                                              ------------
    Total Expenses..........................................     5,253,728
    Less Credits Earned on Cash Balances....................        39,103
                                                              ------------
    Net Expenses............................................     5,214,625
                                                              ------------
NET INVESTMENT INCOME.......................................  $ 12,211,269
                                                              ============
REALIZED AND UNREALIZED GAIN:
Realized Gain/Loss:
  Investments...............................................  $ 22,093,223
  Futures...................................................     2,709,863
                                                              ------------
Net Realized Gain...........................................    24,803,086
                                                              ------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................    40,695,575
                                                              ------------
  End of the Period:
    Investments.............................................   206,625,639
    Futures.................................................        29,233
                                                              ------------
                                                               206,654,872
                                                              ------------
Net Unrealized Appreciation During the Period...............   165,959,297
                                                              ------------
NET REALIZED AND UNREALIZED GAIN............................  $190,762,383
                                                              ============
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $202,973,652
                                                              ============

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                 For the Years Ended December 31, 1999 and 1998
--------------------------------------------------------------------------------

                                                   Year Ended          Year Ended
                                                December 31, 1999   December 31, 1998
-------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income..........................   $ 12,211,269        $ 15,238,836
Net Realized Gain..............................     24,803,086          21,993,591
Net Unrealized Appreciation/Depreciation During
  the Period...................................    165,959,297          (6,888,564)
                                                  ------------        ------------
Change in Net Assets from Operations...........    202,973,652          30,343,863
                                                  ------------        ------------
Distributions from Net Investment Income*:.....    (14,327,136)        (15,692,022)
                                                  ------------        ------------
Distributions from Net Realized Gains:.........    (28,705,189)        (22,599,003)
Distributions in Excess of Net Realized
  Gains:.......................................     (2,077,438)                -0-
                                                  ------------        ------------
Distributions from and in Excess of Net
  Realized Gains*:.............................    (30,782,627)        (22,599,003)
                                                  ------------        ------------
Total Distributions............................    (45,109,763)        (38,291,025)
                                                  ------------        ------------
NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES...................................    157,863,889          (7,947,162)
                                                  ------------        ------------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold......................    541,840,484         211,066,810
Net Asset Value of Shares Issued Through
  Dividend Reinvestment........................     37,594,378          31,243,567
Cost of Shares Repurchased.....................   (597,692,087)       (248,677,411)
                                                  ------------        ------------
Net Change in Net Assets from Capital
  Transactions.................................    (18,257,225)         (6,367,034)
                                                  ------------        ------------
TOTAL INCREASE/DECREASE IN NET ASSETS..........    139,606,664         (14,314,196)
NET ASSETS:
Beginning of the Period........................    448,020,499         462,334,695
                                                  ------------        ------------
End of the Period (Including accumulated
  undistributed net investment income of
  $474,474 and $1,353,997, respectively).......   $587,627,163        $448,020,499
                                                  ============        ============

* Distributions by Class
-------------------------------------------------------------------------------------
Distributions from Net Investment Income:
  Class A Shares...............................   $(12,803,586)       $(13,495,042)
  Class B Shares...............................     (1,367,708)         (2,044,075)
  Class C Shares...............................       (155,842)           (152,905)
                                                  ------------        ------------
                                                  $(14,327,136)       $(15,692,022)
                                                  ============        ============
Distributions from and in Excess of Net
  Realized Gains:
  Class A Shares...............................   $(26,844,667)       $(18,851,717)
  Class B Shares...............................     (3,493,077)         (3,468,896)
  Class C Shares...............................       (444,883)           (278,390)
                                                  ------------        ------------
                                                  $(30,782,627)       $(22,599,003)
                                                  ============        ============

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

     The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                              Year Ended December 31,
                                   ----------------------------------------------
          Class A Shares            1999      1998      1997      1996      1995
---------------------------------------------------------------------------------
Net Asset Value, Beginning of the
  Period.......................... $14.835   $15.059   $15.054   $ 15.05   $13.24
                                   -------   -------   -------   -------   ------
  Net Investment Income...........    .447      .520      .600      .566      .68
  Net Realized and Unrealized
    Gain..........................   6.687      .546     1.854     1.173     2.25
                                   -------   -------   -------   -------   ------
Total from Investment
  Operations......................   7.134     1.066     2.454     1.739     2.93
                                   -------   -------   -------   -------   ------
Less:
  Distributions from and in Excess
    of Net Investment Income......    .520      .537      .730      .555    .7025
  Distributions from and in Excess
    of Net Realized Gain..........   1.102      .753     1.719     1.180    .4175
                                   -------   -------   -------   -------   ------
Total Distributions...............   1.622     1.290     2.449     1.735     1.12
                                   -------   -------   -------   -------   ------
Net Asset Value, End of the
  Period.......................... $20.347   $14.835   $15.059   $15.054   $15.05
                                   =======   =======   =======   =======   ======
Total Return (a)..................  50.01%     7.52%    16.91%    12.08%   22.46%
Net Assets at End of the Period
  (In millions)................... $ 516.1   $ 375.4   $ 376.4   $ 373.1   $394.5
Ratio of Expenses to Average Net
  Assets..........................   1.00%     1.02%     1.04%     1.09%    1.00%
Ratio of Net Investment Income to
  Average Net Assets..............   2.69%     3.48%     3.58%     3.60%    4.62%
Portfolio Turnover................    103%      156%      170%      129%     130%

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

                                               See Notes to Financial Statements

     The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                             Year Ended December 31,
                                 -----------------------------------------------
        Class B Shares           1999(b)   1998(b)    1997      1996      1995
--------------------------------------------------------------------------------
Net Asset Value, Beginning of
  the Period...................  $14.755   $14.981   $14.992   $ 14.99   $ 13.20
                                 -------   -------   -------   -------   -------
Net Investment Income..........     .320      .397      .470      .437       .56
Net Realized and Unrealized
  Gain.........................    6.667      .547     1.848     1.180      2.23
                                 -------   -------   -------   -------   -------
Total from Investment
  Operations...................    6.987      .944     2.318     1.617      2.79
                                 -------   -------   -------   -------   -------
Less:
  Distributions from and in
    Excess of Net Investment
    Income.....................     .400      .417      .610      .435     .5825
  Distributions from and in
    Excess of Net Realized
    Gain.......................    1.102      .753     1.719     1.180     .4175
                                 -------   -------   -------   -------   -------
Total Distributions............    1.502     1.170     2.329     1.615      1.00
                                 -------   -------   -------   -------   -------
Net Asset Value, End of the
  Period.......................  $20.240   $14.755   $14.981   $14.992   $ 14.99
                                 =======   =======   =======   =======   =======
Total Return (a)...............   49.02%     6.70%    15.98%    11.19%    21.46%
Net Assets at End of the Period
  (In millions)................  $  62.5   $  66.7   $  81.3   $  78.9   $  78.1
Ratio of Expenses to Average
  Net Assets...................    1.77%     1.81%     1.82%     1.88%     1.81%
Ratio of Net Investment Income
  to Average Net Assets........    1.97%     2.66%     2.80%     2.81%     3.81%
Portfolio Turnover.............     103%      156%      170%      129%      130%

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(b) Based on average shares outstanding.

                                               See Notes to Financial Statements

     The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                            Year Ended December 31,
                                -----------------------------------------------
        Class C Shares          1999(b)   1998(b)    1997      1996      1995
-------------------------------------------------------------------------------
Net Asset Value, Beginning of
  the Period..................  $14.855   $15.080   $15.079   $ 15.07   $ 13.25
                                -------   -------   -------   -------   -------
Net Investment Income.........     .316      .405      .448      .439       .56
Net Realized and Unrealized
  Gain........................    6.707      .540     1.882     1.185      2.26
                                -------   -------   -------   -------   -------
Total from Investment
  Operations..................    7.023      .945     2.330     1.624      2.82
                                -------   -------   -------   -------   -------
Less:
  Distributions from and in
    Excess of Net Investment
    Income....................     .400      .417      .610      .435     .5825
  Distributions from and in
    Excess of Net Realized
    Gain......................    1.102      .753     1.719     1.180     .4175
                                -------   -------   -------   -------   -------
Total Distributions...........    1.502     1.170     2.329     1.615      1.00
                                -------   -------   -------   -------   -------
Net Asset Value, End of the
  Period......................  $20.376   $14.855   $15.080   $15.079   $ 15.07
                                =======   =======   =======   =======   =======
Total Return (a)..............   48.95%     6.65%    15.96%    11.20%    21.52%
Net Assets at End of the
  Period (In millions)........  $   9.0   $   5.9   $   4.6   $   3.6   $   3.6
Ratio of Expenses to Average
  Net Assets (b)..............    1.76%     1.81%     1.82%     1.88%     1.80%
Ratio of Net Investment Income
  to Average Net Assets.......    1.91%     2.71%     2.79%     2.81%     3.80%
Portfolio Turnover............     103%      156%      170%      129%      130%

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(b) Based on average shares outstanding.

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                               December 31, 1999
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES
Van Kampen Harbor Fund (the "Fund") is organized as a Delaware business trust, and is registered as a diversified open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek income, capital appreciation, and conservation of capital by investing primarily in convertible bonds and preferred stocks. The Fund commenced investment operations on November 15, 1956. The distribution of the Fund's Class B and Class C shares commenced on December 20, 1991 and October 26, 1993, respectively.
    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Investments in securities listed on a securities exchange are valued at their sale price as of the close of such securities exchange. Listed and unlisted securities for which the last sale price is not available are valued at the mean of the bid and asked prices. Unlisted convertible securities are valued at the mean of the bid and asked prices. Fixed income investments and preferred stock are stated at value using market quotations or indications of value obtained from an independent pricing service. For those securities where quotations or prices are not available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost which is considered to approximate market value.
    Fund investments include lower rated debt securities which may be more susceptible to adverse economic conditions than other investment grade holdings. These securities are often subordinated to the prior claims of other senior lenders and uncertainties exist as to an issuer's ability to meet principal and interest payments. Debt securities rated below investment grade and comparable unrated securities represented approximately 64% of the long-term investments at the end of the period.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when-issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to

                               December 31, 1999
--------------------------------------------------------------------------------

market fluctuations during this period. The Fund will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made. At December 31, 1999, there were no when-issued or delayed delivery purchase commitments.
    The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such security only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. INCOME AND EXPENSES--Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts are amortized over the expected life of each applicable security. Premiums on debt securities are not amortized. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.
    Net realized gains or losses may differ for financial and tax reporting purposes primarily as a result of post-October losses, which may not be recognized for tax purposes until the first day of the following fiscal year, and gains recognized for tax purposes on open futures positions at December 31, 1999.
    At December 31, 1999, for federal income tax purposes, cost of long- and short-term investments is $371,763,846; the aggregate gross unrealized appreciation is $210,815,134 and the aggregate gross unrealized depreciation is $4,189,495, resulting in net unrealized appreciation on long- and short-term investments of $206,625,639.

                               December 31, 1999
--------------------------------------------------------------------------------

E. DISTRIBUTION OF INCOME AND GAINS--The Fund declares and pays dividends quarterly from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains which are included in ordinary income for tax purposes.
    Due to inherent differences in the recognition of income, expenses and realized gain/losses under generally accepted accounting principles and federal income tax purposes, permanent differences between book and tax basis reporting for the 1999 fiscal year have been identified and appropriately reclassified. For the year ended December 31, 1999, a permanent book and tax difference relating to market discount on bonds sold in the amount of $1,239,431 was reclassified from accumulated distributions in excess of net realized gains to accumulated undistributed net investment income. Additionally, a permanent book and tax difference, relating to distributions, in the amount of $3,087, was reclassified from accumulated distributions in excess of net realized gains to accumulated undistributed net investment income.

F. EXPENSE REDUCTIONS--During the year ended December 31, 1999, the Fund's custody fee was reduced by $39,103 as a result of credits earned on overnight cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

                  AVERAGE NET ASSETS                      % PER ANNUM
---------------------------------------------------------------------
First $350 million....................................    .55 of 1%
Next $350 million.....................................    .50 of 1%
Next $350 million.....................................    .45 of 1%
Over $1.05 billion....................................    .40 of 1%

    For the year ended December 31, 1999, the Fund recognized expenses of approximately $18,600 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.
    For the year ended December 31, 1999, the Fund recognized expenses of approximately $114,900 representing Van Kampen Funds Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting services to the Fund.

                               December 31, 1999
--------------------------------------------------------------------------------

    Van Kampen Investor Services Inc., an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended December 31, 1999, the Fund recognized expenses of approximately $529,600. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.
    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.
    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

3. CAPITAL TRANSACTIONS
    At December 31, 1999, capital aggregated $331,200,440, $45,606,090 and
$7,005,069 for Classes A, B, and C, respectively. For the year ended December 31, 1999, transactions were as follows:

                                                SHARES           VALUE
--------------------------------------------------------------------------
Sales:
  Class A....................................  31,887,984    $ 523,256,330
  Class B....................................     979,139       16,286,030
  Class C....................................     135,289        2,298,124
                                              -----------    -------------
Total Sales..................................  33,002,412    $ 541,840,484
                                              ===========    =============
Dividend Reinvestment:
  Class A....................................   1,861,452    $  32,807,194
  Class B....................................     245,403        4,272,549
  Class C....................................      28,976          514,635
                                              -----------    -------------
Total Dividend Reinvestment..................   2,135,831    $  37,594,378
                                              ===========    =============
Repurchases:
  Class A.................................... (33,692,071)   $(553,098,912)
  Class B....................................  (2,656,393)     (42,699,223)
  Class C....................................    (117,843)      (1,893,952)
                                              -----------    -------------
Total Repurchases............................ (36,466,307)   $(597,692,087)
                                              ===========    =============

                               December 31, 1999
--------------------------------------------------------------------------------

    At December 31, 1998, capital aggregated $328,235,828, $67,746,734, and
$6,086,262 for Classes A, B, and C, respectively. For the year ended December 31, 1998, transactions were as follows:

                                                SHARES           VALUE
--------------------------------------------------------------------------
Sales:
  Class A....................................  12,927,991    $ 193,998,609
  Class B....................................     949,046       14,318,709
  Class C....................................     179,950        2,749,492
                                              -----------    -------------
Total Sales..................................  14,056,987    $ 211,066,810
                                              ===========    =============
Dividend Reinvestment:
  Class A....................................   1,786,990    $  26,175,448
  Class B....................................     321,906        4,707,544
  Class C....................................      24,679          360,575
                                              -----------    -------------
Total Dividend Reinvestment..................   2,133,575    $  31,243,567
                                              ===========    =============
Repurchases:
  Class A.................................... (14,405,527)   $(214,599,359)
  Class B....................................  (2,177,447)     (32,400,387)
  Class C....................................    (112,483)      (1,677,665)
                                              -----------    -------------
Total Repurchases............................ (16,695,457)   $(248,677,411)
                                              ===========    =============

Class B and C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). Class B shares purchased on or after June 1, 1996, and any dividend reinvestment Class B shares received on such shares, automatically convert to Class A shares eight years after the end of the calendar month in which the shares were purchased. Class B shares purchased before June 1, 1996, and any dividend reinvestment plan Class B shares received on such shares, automatically convert to Class A shares six years after the end of the calendar month in which the shares were purchased. For the year ended December 31, 1999, 1,281,550 Class B shares automatically converted to Class A shares and are shown in the above table as sales of Class A shares and repurchases of Class B shares. Class C shares purchased before January 1, 1997, and any dividend reinvestment plan C shares received on such shares, automatically convert to Class A shares ten years after the end of the calendar month in which the shares are purchased. Class C shares purchased on or after January 1, 1997 do not possess a conversion feature. For the year ended December 31, 1999, no Class C shares converted to Class A shares. The CDSC will be imposed on most

                               December 31, 1999
--------------------------------------------------------------------------------

redemptions made within five years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule.

                                                           CONTINGENT
                                                            DEFERRED
                                                          SALES CHARGE
                                                        -----------------
                  YEAR OF REDEMPTION                    CLASS B   CLASS C
-------------------------------------------------------------------------
First..................................................   5.00%     1.00%
Second.................................................   4.00%      None
Third..................................................   3.00%      None
Fourth.................................................   2.50%      None
Fifth..................................................   1.50%      None
Sixth and Thereafter...................................    None      None

    For the year ended December 31, 1999, Van Kampen, as Distributor for the Fund, received net commissions on sales of the Fund's Class A shares of approximately $50,000 and CDSC on the redeemed shares of Classes B and C of approximately $105,700. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS
During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $451,351,462 and $528,069,066, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS
A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.
    The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio or to generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a futures contract. In this instance, the recognition of gain or loss is postponed until the disposal of the security underlying the futures contract.
    During the period, the Fund invested in futures contracts, a type of derivative. A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in stock index futures.

                               December 31, 1999
--------------------------------------------------------------------------------

    These contracts are generally used to provide the return of an index without purchasing all of the securities underlying the index or to manage the Fund's overall exposure to the equity markets.
    Upon entering into futures contracts, the Fund maintains, in a segregated account with its custodian, cash or liquid securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The risk of loss associated with a futures contract is in excess of the variation margin reflected on the Statement of Assets and Liabilities.

    Transactions in futures contracts, for the year ended December 31, 1999, were as follows:

                                                             CONTRACTS
----------------------------------------------------------------------
Outstanding at December 31, 1998............................     90
Futures Opened..............................................    135
Futures Closed..............................................   (150)
                                                                ---
Outstanding at December 31, 1999............................     75
                                                                ===

    The futures contracts outstanding at December 31, 1999, and the description and unrealized appreciation/depreciation are as follows:

                                                              UNREALIZED
                                                             APPRECIATION/
                                                CONTRACTS    DEPRECIATION
--------------------------------------------------------------------------
Long Contracts -- March 2000 S&P 500 Index
  Future
  (Current Notional Value of $371,050 per
     contract).................................    75           $29,233
                                                   ==           =======

6. DISTRIBUTION AND SERVICE PLANS
The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.
    Annual fees under the Plans of up to .25% of Class A net assets and 1.00% each of Class B and Class C net assets are accrued daily. Included in these fees for the year ended December 31, 1999, are payments retained by Van Kampen of approximately $514,600.

                               December 31, 1999
--------------------------------------------------------------------------------

7. BORROWINGS
In accordance with its investment policies, the Fund may borrow from banks for temporary purposes and is subject to certain other customary restrictions. Effective November 30, 1999, the Fund, in conjunction with certain other funds of Van Kampen, has entered into a $650,000,000 committed line of credit facility with a group of banks which expires on November 28, 2000, but is renewable with the consent of the participating banks. Each Fund is permitted to utilize the facility in accordance with the restrictions of its prospectus. In the event the demand for the credit facility meets or exceeds $650 million on a complex-wide basis, each Fund will be limited to its pro-rata percentage based on the net assets of each participating Fund. Interest on borrowings is charged under the agreement at a rate of 0.50% above the federal funds rate per annum. An annual commitment fee of 0.09% per annum is charged on the unused portion of the credit facility, which each Fund incurs based on its pro-rata percentage of quarterly net assets. The Fund has not borrowed against the credit facility during the period.

                                                                      APPENDIX C

                                 ANNUAL REPORT
                                       OF
                          CONVERTIBLE SECURITIES FUND

                               December 31, 1999

                               TABLE OF CONTENTS

Letter to Shareholders...........................  1
Economic Snapshot................................  2
Performance Results..............................  3
Portfolio Management Review......................  4
Glossary of Terms................................  7
Portfolio of Investments.........................  8
Statement of Assets and Liabilities.............. 13
Statement of Operations.......................... 14
Statement of Changes in Net Assets............... 15
Financial Highlights............................. 16
Notes to Financial Statements.................... 18
Report of Independent Auditors................... 23
Dividend Reinvestment Plan....................... 24

              NOT FDIC INSURED. MAY LOSE VALUE. NO BANK GUARANTEE.

                             LETTER TO SHAREHOLDERS

January 20, 2000

Dear Shareholder:

    As we enter a new century--and millennium--it seems appropriate to take a look back at the progress that's been made over the last 100 years and how the world of investing has changed over the generations. Although rapid advances in technology and science have dramatically altered the world that we live in today, one of the greatest shifts we've seen is the increasing importance of investing for many Americans.

    Once considered primarily for the wealthy, investing in the stock market is now available to most people. In fact, almost 79 million individuals--who represent almost half of all U.S. households--own stocks either directly or through mutual funds. This is even more impressive when considering that just 16 years earlier, only 19 percent of households owned stocks. Another important shift has been the need for retirement planning beyond a pension plan or Social Security. The Investment Company Institute, the leading mutual fund industry association, reports that 77 percent of all mutual fund shareholders earmarked retirement as their primary financial goal in 1998.

    Through all the changes in the investment environment over the past century, the general principles that have made generations of investors successful remain the same. Some that have stood the test of time include:

    - INVESTING FOR THE LONG-TERM

    - BASING INVESTMENT DECISIONS ON SOUND RESEARCH

    - BUILDING A DIVERSIFIED PORTFOLIO

    - BELIEVING IN THE VALUE OF PROFESSIONAL INVESTMENT ADVICE

    While no one can predict the future, at Van Kampen we believe that these ideas will remain important tenets for investors well into this century. As we continue to focus on these principles, we hope that our decades of investment experience can help bring you closer to your financial goals as we welcome the new millennium.

Sincerely,


/s/ Richard F. Powers III              /s/ Dennis J. McDonnell
Richard F. Powers, III                 Dennis J. McDonnell
Chairman                               President
Van Kampen Asset Management Inc.       Van Kampen Asset Management Inc.

                               ECONOMIC SNAPSHOT

ECONOMIC GROWTH

    The nation's brisk rate of economic growth continued throughout 1999, bringing the United States to the verge of its longest economic expansion on record. High levels of consumer spending, a host of new jobs, and increasing productivity kept the economy strong. Gross domestic product, the primary measure of economic growth, increased 4.2 percent for the year, including an impressive annualized rate of 5.7 percent for the third quarter and 5.8 percent in the fourth quarter.

EMPLOYMENT

    The job market remained vibrant throughout the year, with more than 2.7 million U.S. jobs created in 1999. In addition, unemployment dropped to 4.1 percent in October--its lowest rate in three decades. With jobs plentiful and wages on the rise, most Americans were optimistic about the future. At the end of the year the consumer confidence index hit its highest level since 1968. Although wage pressures caused some concerns about the potential erosion of corporate profits, productivity gains helped keep those concerns muted through the end of the year.

INFLATION AND INTEREST RATES

    Although the Consumer Price Index continued to reflect historically low inflation--rising only 2.7 percent during 1999--concerns about future increases in inflation were prevalent throughout the reporting period. The Federal Reserve Board remained active in guarding against inflation and trying to temper economic growth. The Fed reversed its three interest-rate cuts from the fall of 1998 by raising rates in June, August, and November 1999.

                          U.S. GROSS DOMESTIC PRODUCT
                      Seasonally Adjusted Annualized Rates
                 Third Quarter 1997 through Fourth Quarter 1999
[BAR GRAPH]

97Q3                                                                               4
97Q4                                                                              3.1
98Q1                                                                              6.7
98Q2                                                                              2.1
98Q3                                                                              3.8
98Q4                                                                              5.9
99Q1                                                                              3.7
99Q2                                                                              1.9
99Q3                                                                              5.7
99Q4                                                                              5.8

    Source: Bureau of Economic Analysis

           PERFORMANCE RESULTS FOR THE PERIOD ENDED DECEMBER 31, 1999

                     VAN KAMPEN CONVERTIBLE SECURITIES FUND
                            NYSE TICKER SYMBOL--VXS

 TOTAL RETURNS
One-year total return based on market price(1)............    39.22%
One-year total return based on NAV(2).....................    50.19%
 DISTRIBUTION RATE
Distribution rate as a % of closing common stock
price(3)..................................................     3.25%
 SHARE VALUATIONS
Net asset value...........................................  $  33.99
Closing common stock price................................  $25.8750
One-year high common stock price (12/31/99)...............  $25.8750
One-year low common stock price (03/24/99)................  $19.6875

(1)Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Fund's dividend reinvestment plan, and sale of all shares at the closing stock price at the end of the period indicated.

(2)Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

(3)Distribution rate represents the quarterly annualized distributions of the Fund at the end of the period and not the earnings of the Fund.

See the Comparative Performance section of the current prospectus. An investment should be made with an understanding of the risks that an investment in equity securities entails. These include the risk that the financial condition of the Issuers of the securities in the portfolio, or the condition of the stock market in general, may worsen and therefore, the value of Fund shares may decline. Past performance does not guarantee future results. Investment return and net asset value will fluctuate with market conditions. Fund shares, when redeemed, may be worth more or less than their original cost.

                          PORTFOLIO MANAGEMENT REVIEW

                     VAN KAMPEN CONVERTIBLE SECURITIES FUND

We recently spoke with representatives of the adviser of the Van Kampen Convertible Securities Fund about the key events and economic forces that shaped the markets during the past 12 months. The representatives include Christine Drusch, senior portfolio manager, who has been the Fund's lead manager since February 1998 and has worked in the investment industry since 1985. She is joined by Matthew Hart and David McLaughlin, portfolio managers, and Stephen L. Boyd, chief investment officer for equity investments. The following discussion reflects their views on the Fund's performance during the 12 months ended December 31, 1999.

   Q
      WHAT MARKET FACTORS AFFECTED THE FUND DURING THE REPORTING PERIOD?
   A

      The Dow Jones Industrial Average--perhaps the country's most widely recognized stock market index--began the reporting period near 9200, crossing several key milestones in the first half of the year: 10,000 in
March and 11,000 in May. Major fluctuations followed, however, as the index nearly retreated below 10,000 in the difficult third quarter before once again lifting to a record high in December. While the Dow performed well overall during 1999, it was actually the technology-heavy NASDAQ stock index that stole the show, returning a phenomenal 86 percent for the year. However, these high returns helped to mask that not all securities shared in the good fortune--the indices were fueled by the outstanding performance of a relatively small group of investments.

   Q
      GIVEN THIS ENVIRONMENT, WHAT STRATEGIES DID YOU USE TO MANAGE THE FUND?
   A

      We consistently manage the Fund to seek current income, capital appreciation, and conservation of capital by investing primarily in convertible securities. In seeking to meet this objective, we continued to focus on growth companies and to diversify across market sectors. This approach helped the Fund's returns during the reporting period because of the outstanding performance of many growth investments in 1999.

    During the reporting period, the portfolio was weighted heavily in securities of technology and communications-services companies. This weighting had an extremely favorable impact on our performance, as these were two of the market's fastest-growing areas. Of course, there's no guarantee that the factors that contributed to this strong performance will continue to occur in the future.

    We also decided to decrease our exposure to companies in industries that have tended to perform poorly in an environment of rising interest rates, as we experienced in 1999. As a result, we minimized our investments in financial services, electric utilities, and transportation. This reduction was most significant with regard to electric utilities, in which the Fund had been heavily invested early in the reporting period. We opted to eliminate most of our holdings in this area because of poor recent performance and because we don't see an indication on the horizon that electric utilities will perform better.

   Q
      WHAT WERE SOME OF YOUR INVESTMENTS THAT HAD THE MOST POSITIVE EFFECT ON THE FUND'S RETURN?
   A

      The Fund benefited from its investments in companies we believe are positioned to gain from the exploding demand for wireless communications. We were most helped by our holding in Qualcomm, which owns the patent on wireless CDMA technology, widely becoming the standard in U.S. cellular phones. Qualcomm's stock skyrocketed during the period, especially during the fourth quarter. Along similar lines, we were helped by the Fund's significant weighting in Comverse Technology, which makes telecommunications systems such as voice-mail services; Omnipoint, a cellular-service provider; and LSI Logic, a maker of semiconductors used in wireless-communications devices.

    Internet companies were also big winners in 1999. During the first half of the reporting period, we avoided many "pure" Internet companies because we saw their valuations as extremely high and because sales-growth estimates were falling. As the reporting period went on, we started to increase our exposure to this area, focusing on high-quality companies whose sales and, possibly, earnings estimates were again rising. We remain concerned about Internet valuations, however, and are investing in this area selectively. One extremely successful Internet company that met our criteria and helped the Fund's return was America Online, the leading Internet service provider.

    Other securities whose performance contributed greatly to our results were Conexant Systems (semiconductors), Veritas Software (maker of software for data storage), NTL (an integrated cable and telephone operator in the U.K.), and Home Depot (home products superstore). Not all securities in the Fund performed as favorably as these, nor is there any guarantee they will continue to do so.

   Q

      WHICH INVESTMENTS HAD THE MOST NEGATIVE EFFECT ON THE FUND?
   A

      On the down side, Unisys, a major systems integrator for large businesses, saw its stock price plummet early in the fourth quarter after the company announced that revenue and earnings for the third quarter would be less than expected. Other securities whose performance hurt the Fund's return during 1999 were automotive-component manufacturer Tower Automotive, communications provider AT&T, home-building company Lennar, and holding company Roche Holdings.

   Q

      HOW DID THE FUND PERFORM DURING THE LAST 12 MONTHS?
   A

      Thanks to successful security selection and the Fund's substantial weighting in technology and communications services, the Fund performed very well during the reporting period. The Fund generated a total return of 50.19 percent(2) at net asset value and 39.22 percent(1) at market price. The Fund's return reflects the change in market price per share on the New York Stock Exchange from $19.875 on December 31, 1998, to 25.875 on December 31, 1999, and dividends totaling $0.84 per share. Please refer to the chart on page 3 for additional Fund performance results.

   Q

      WHAT IS YOUR SIX-MONTH OUTLOOK FOR THE FUND?
   A

      Barring any unforeseen events, we envision continued worldwide economic health, low inflation, and strong earnings growth. Of course, our outlook may in part depend on the timing and frequency of Federal Reserve interest-rate changes. Although recent rate increases have had only a moderately negative effect on stock prices, an additional rate hike could have a more substantial impact. We're also keeping our eye on stock valuations, because the higher they get, the greater the negative impact on the Fund if investors were to lose their enthusiasm for growth stocks.

    We believe convertibles offer investors a less aggressive means of investing in growth companies--particularly in emerging industries such as Internet technology. Investing in this area of the market can be risky, and convertibles may enable investors to participate in potential market gains and income while enjoying the potential for reduced volatility. This is an attractive feature in uncertain economic times.

                               GLOSSARY OF TERMS

CONVERTIBLE SECURITY: A security that can be exchanged for common stock at the option of the security holder for a specified price or rate. Examples include convertible bonds and convertible preferred stock.

DOW JONES INDUSTRIAL AVERAGE: The oldest and most widely recognized stock market average, which reflects the performance of 30 actively traded stocks of well-established, blue-chip companies.

EARNINGS ESTIMATES: A forecast for a company's net income during a given period.
    Earnings estimates can come from the company's management as well as from independent analysts.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve
    System, which is the central bank of the United States. Its policy-making committee, called the Federal Open Market Committee, meets eight times a year to establish monetary policy and monitor the economic pulse of the United States.

GROWTH INVESTING: An investment strategy that seeks to identify stocks that tend to offer greater-than-average earnings growth. Growth stocks typically trade at higher prices relative to their earnings than value stocks, due to their higher expected earnings growth.

INFLATION: A persistent and measurable rise in the general level of prices.
    Inflation is widely measured by the Consumer Price Index, an economic indicator that measures the change in the cost of purchased goods and services.

NET ASSET VALUE (NAV): The value of a trust share, calculated by deducting a trust's liabilities from the total assets applicable to common shareholders in its portfolio and dividing this amount by the number of common shares outstanding.

VALUATION: The estimated or determined worth of a stock, based on financial measures such as the stock's current price relative to earnings, revenue, book value, and cash flow.

VOLATILITY: A measure of the fluctuation in the market price of a security. A security that is volatile has frequent and large swings in price.

                            PORTFOLIO OF INVESTMENTS

                               December 31, 1999
--------------------------------------------------------------------------------

 Par
Amount
(000)                  Description                Coupon      Maturity    Market Value
--------------------------------------------------------------------------------------
         CONVERTIBLE DEBT  58.5%
         CONSUMER DISTRIBUTION  1.7%
$1,099   AnnTaylor Stores Corp., 144A --
         Private Placement (a)..................   0.550%     06/18/19    $   589,339
   590   Costco Companies, Inc. ................  *           08/19/17        628,350
   969   eToys, Inc., 144A -- Private Placement
         (a) ...................................   6.250      12/01/04        592,301
                                                                          -----------
                                                                            1,809,990
                                                                          -----------
         CONSUMER DURABLES  0.2%
   240   CommScope, Inc., 144A -- Private
         Placement (a)..........................   4.000      12/15/06        257,654
                                                                          -----------
         CONSUMER NON-DURABLES  1.4%
   850   Loews Corp. ...........................   3.125      09/15/07        697,000
   850   Swiss Life Finance Co., 144A -- Private
         Placement (a)..........................   2.000      05/20/05        845,750
                                                                          -----------
                                                                            1,542,750
                                                                          -----------
         CONSUMER SERVICES  4.3%
 1,130   EchoStar Communications Corp., 144A --
         Private Placement (a)..................   4.875      01/01/07      1,379,877
   470   Interpublic Group of Companies, Inc.,
         144A -- Private Placement (a)..........   1.870      06/01/06        534,038
 1,100   Jacor Communications, Inc., LYON.......  *           02/09/18        739,750
   300   Omnicom Group, Inc.....................   2.250      01/06/13        612,546
   200   Omnicom Group, Inc. ...................   4.250      01/03/07        637,920
 1,760   Times Mirror Co., LYON ................  *           04/15/17        860,200
                                                                          -----------
                                                                            4,764,331
                                                                          -----------
         ENERGY  1.7%
   398   Advanced Energy Industries, Inc. ......   5.250      11/15/06        475,610
   698   Devon Energy Corp. ....................   4.950      08/15/08        684,040
   800   Kerr-McGee Co. ........................   7.500      05/15/14        743,000
                                                                          -----------
                                                                            1,902,650
                                                                          -----------
         HEALTHCARE  3.5%
   428   Alpharma, Inc., 144A --
         Private Placement (a)..................   3.000      06/01/06        461,170
   570   Alza Corp. ............................   5.000      05/01/06        599,925
   920   Centocor, Inc. ........................   4.750      02/15/05      1,229,350
   550   Human Genome Sciences, Inc.............   5.000      12/15/06        662,750

                                               See Notes to Financial Statements

                               December 31, 1999
--------------------------------------------------------------------------------

 Par
Amount
(000)                  Description                Coupon      Maturity    Market Value
--------------------------------------------------------------------------------------
         HEALTHCARE (CONTINUED)
$1,450   Roche Holdings, Inc., LYON, 144A --
         Private Placement (a)..................  *           04/20/10    $   876,351
                                                                          -----------
                                                                            3,829,546
                                                                          -----------
         TECHNOLOGY  41.1%
 1,000   ASM Lithography Holding, NV, 144A --
         Private Placement (a) .................   4.250%     11/30/04      1,209,710
   930   Adaptec, Inc...........................   4.750      02/01/04      1,010,213
 2,019   America Online, Inc....................  *           12/06/19      1,159,916
   147   America Online, Inc....................   4.000      11/15/02      1,703,627
   370   Automatic Data Processing, Inc.,
         LYON...................................  *           02/20/12        516,150
   706   BEA Systems, Inc., 144A --
         Private Placement (a)..................   4.000      12/15/06        825,300
   105   BEA Systems, Inc.......................   4.000      06/15/05        557,550
   320   CheckFree Holdings Corp., 144A --
         Private Placement (a)..................   6.500      12/01/06        509,600
 2,015   Comverse Technology, Inc., 144A --
         Private Placement (a)..................   4.500      07/01/05      6,873,669
 1,090   Conexant Systems, Inc., 144A --
         Private Placement (a)..................   4.250      05/01/06      3,197,788
   360   Conexant Systems, Inc. ................   4.250      05/01/06      1,056,150
   760   Cypress Semiconductor Corp. ...........   6.000      10/01/02      1,097,250
   935   DSC Communications Corp. ..............   7.000      08/01/04        981,750
   270   DoubleClick, Inc., 144A -- Private
         Placement (a)..........................   4.750      03/15/06        839,025
   200   EMC Corp. .............................   3.250      03/15/02      1,931,500
   969   Exodus Communications, Inc., 144A --
         Private Placement (a) .................   4.750      07/15/08      1,341,949
 1,960   Hewlett Packard Co., LYON .............  *           10/14/17      1,349,950
   390   HNC Software, Inc. ....................   4.750      03/01/03        948,675
   476   i2 Technologies, Inc., 144A -- Private
         Placement (a)..........................   5.250      12/15/06        683,655
 1,040   Lam Research Corp......................   5.000      09/01/02      1,428,700
   318   Lattice Semiconductor Corp., 144A --
         Private Placement (a)..................   4.750      11/01/06        416,977
 1,300   LSI Logic Corp., 144A -- Private
         Placement (a) .........................   4.250      03/15/04      2,952,625
   350   Micron Technology, Inc. ...............   7.000      07/01/04        451,937

                                               See Notes to Financial Statements

                               December 31, 1999
--------------------------------------------------------------------------------

 Par
Amount
(000)                  Description                Coupon      Maturity    Market Value
--------------------------------------------------------------------------------------
         TECHNOLOGY (CONTINUED)
$  695   Nextel Communications, Inc., 144A --
         Private Placement (a) .................   4.750%     07/01/07    $ 1,576,781
   200   Oak Industries, Inc. ..................   4.875      03/01/08        559,570
   203   Sanmina Corp., 144A -- Private
         Placement (a) .........................   4.250      05/01/04        268,467
   800   Siebel Systems, Inc., 144A -- Private
         Placement (a) .........................   5.500      09/15/06      1,551,000
   940   Solectron Corp., LYON, 144A -- Private
         Placement (a) .........................  *           01/27/19        718,893
 1,000   Solectron Corp., LYON .................  *           01/27/19        756,250
 2,040   STMicroelectronics NV, LYON ...........  *           09/22/09      2,811,446
 1,449   VERITAS Software Corp. ................   1.856      08/13/06      3,931,586
                                                                          -----------
                                                                           45,217,659
                                                                          -----------
         UTILITIES  4.6%
   743   CoreComm Ltd., 144A -- Private
         Placement (a) .........................   6.000      10/01/06      1,162,795
   700   NTL, Inc., 144A -- Private Placement
         (a) ...................................   7.000      12/15/08      1,851,500
 1,600   Telefonos de Mexico, SA ...............   4.250      06/15/04      2,086,000
                                                                          -----------
                                                                            5,100,295
                                                                          -----------
TOTAL CONVERTIBLE DEBT  58.5%.........................................     64,424,875
                                                                          -----------

                     Description                            Shares    Market Value
----------------------------------------------------------------------------------
PREFERRED STOCK  20.4%
CONSUMER SERVICES  3.9%
Adelphia Communications Corp., Ser D, 5.50%...........       1,900         357,912
Echostar Communications Corp., Ser C, 6.75%...........       1,400       1,161,956
Entercom Communications Corp., TIDES, 6.25%...........       8,000         649,000
McLeodUSA, Inc., Ser A, 6.75%.........................       2,550       1,313,250
UnitedGlobalCom, Inc., Ser D, 7.00% (b)...............      12,900         788,513
                                                                      ------------
                                                                         4,270,631
                                                                      ------------
ENERGY  3.7%
Apache Corp., ACES, 6.50%.............................      39,400       1,398,700
El Paso Energy Capital Trust I, 4.75%.................      17,500         881,563
Kerr-McGee Corp., DECS, 5.50%.........................      15,800         521,400

                                               See Notes to Financial Statements

                               December 31, 1999
--------------------------------------------------------------------------------

                     Description                            Shares    Market Value
----------------------------------------------------------------------------------
ENERGY (CONTINUED)
Pogo Trust I, QUIPS, 6.50% (b)........................       9,400    $    462,950
Tosco Financing Trust, 5.75%..........................      16,800         800,100
                                                                      ------------
                                                                         4,064,713
                                                                      ------------
FINANCE  0.3%
American General Corp., 7.00%.........................       6,200         375,100
                                                                      ------------
RAW MATERIALS/PROCESSING INDUSTRIES 0.3%
Monsanto Co., ACES, 6.50%.............................      10,150         336,219
                                                                      ------------
TECHNOLOGY  6.3%
Amdox Ltd., TRACES, 6.75%.............................      12,000         385,500
Nextlink Communications, Inc., 6.50%, 144A --
Private Placement (a).................................       1,400         270,595
PSINet, Inc., Ser C, 6.75%............................       9,200         537,050
Qualcomm Financial Trust, 5.75%.......................       5,400       5,314,950
Verio Inc., 6.75%, 144A -- Private Placement (a)......       5,800         327,700
                                                                      ------------
                                                                         6,835,795
                                                                      ------------
UTILITIES  5.9%
Calpine Corp., TIDES, 5.75%...........................      17,400       1,141,875
Cox Communications, Inc., PRIDES, 7.00%...............      12,300         836,400
MCI WorldCom, Inc., Ser C.............................      11,250         577,266
Omnipoint Corp., 7.00%, 144A -- Private Placement
  (a).................................................      14,000       2,759,750
Winstar Communications, Inc., Ser D, 7.00%............      15,500       1,230,323
                                                                      ------------
                                                                         6,545,614
                                                                      ------------
TOTAL PREFERRED STOCK  20.4%......................................      22,428,072
                                                                      ------------
COMMON STOCKS  11.8%
CONSUMER DISTRIBUTION  3.2%
Home Depot, Inc.......................................      52,079       3,570,632
                                                                      ------------
CONSUMER NON-DURABLES  0.0%
Jazztel, PLC -- ADR (United Kingdom) (b)..............         700          45,588
                                                                      ------------
CONSUMER SERVICES  1.1%
Cablevision Systems Corp. (b).........................       9,638         727,669
Royal Caribbean Cruises, Ltd..........................       9,800         483,262
                                                                      ------------
                                                                         1,210,931
                                                                      ------------
FINANCE  1.6%
American Express Co. .................................       4,200         698,250
Citigroup, Inc. ......................................      19,500       1,083,469
                                                                      ------------
                                                                         1,781,719
                                                                      ------------

                                               See Notes to Financial Statements

                               December 31, 1999
--------------------------------------------------------------------------------

                     Description                            Shares    Market Value
----------------------------------------------------------------------------------
HEALTH CARE  1.9%
Genentech, Inc. (b) ..................................      15,400    $  2,071,300
                                                                      ------------
TECHNOLOGY  4.0%
Lam Research Corp. (b) ...............................      10,000       1,115,625
Motorola, Inc. .......................................       9,500       1,398,875
SCI Systems, Inc. (b) ................................      12,656       1,040,165
Texas Instruments, Inc. ..............................       8,400         813,750
                                                                      ------------
                                                                         4,368,415
                                                                      ------------
TOTAL COMMON STOCKS  11.8%........................................      13,048,585
                                                                      ------------
TOTAL LONG-TERM INVESTMENTS  90.7%
  (Cost $60,599,589)..............................................      99,901,532
                                                                      ------------
SHORT-TERM INVESTMENTS  7.6%
REPURCHASE AGREEMENTS  6.7%
BA Securities ($7,442,000 par collateralized by U.S. Government obligations in a pooled cash account, dated 12/31/99, to be sold
  on 01/01/2000 at $7,443,705) (c)................................       7,442,000
U.S. GOVERNMENT AGENCY OBLIGATIONS  0.9%
Federal Home Loan Bank Discount Notes ($1,000,000 par, yielding
  5.441%, 03/10/00 maturity)......................................         989,420
                                                                      ------------
TOTAL SHORT-TERM INVESTMENTS
  (Cost $8,431,420)...............................................       8,431,420
                                                                      ------------
TOTAL INVESTMENTS  98.3%
  (Cost $69,031,009)..............................................     108,332,952
OTHER ASSETS IN EXCESS OF LIABILITIES  1.7%.......................       1,863,310
                                                                      ------------
NET ASSETS  100.0%................................................    $110,196,262
                                                                      ============

 * Zero coupon bond

(a) 144A Securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration which are normally transactions with qualified institutional buyers.

(b) Non-income producing security as this security currently does not declare dividends.

(c) Assets segregated as collateral for open futures.

ACES -- Automatically convertible equity securities
DECS -- Debt exchangeable for common stock, traded in shares
LYON -- Liquid yield option note
PRIDES -- Preferred redeemable interest dividend equity security, traded in shares
QUIPS -- Quarterly income preferred securities
TIDES -- Term income deferrable equity securities
TRACES -- Trust automatic common exchange securities

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                               December 31, 1999
--------------------------------------------------------------------------------

ASSETS:
Total Investments (Cost $69,031,009)........................  $108,332,952
Cash........................................................       545,457
Receivables:
  Investments Sold..........................................     1,084,842
  Interest..................................................       321,536
  Dividends.................................................        17,447
  Variation Margin on Futures...............................        11,050
Other.......................................................        37,964
                                                              ------------
      Total Assets..........................................   110,351,248
                                                              ------------
LIABILITIES:
Payables:
  Investment Advisory Fee...................................        42,624
  Affiliates................................................         2,402
  Income Distributions......................................           607
Accrued Expenses............................................        78,781
Trustees' Deferred Compensation and Retirement Plans........        30,572
                                                              ------------
      Total Liabilities.....................................       154,986
                                                              ------------
NET ASSETS..................................................  $110,196,262
                                                              ============
NET ASSETS CONSIST OF:
Common Shares ($1.00 par value with 12,500,000 shares
  authorized, 3,251,324 shares issued, of which 9,500 are
  held in treasury and 3,241,824 are outstanding)...........  $  3,241,824
Paid in Surplus.............................................    68,036,694
Net Unrealized Appreciation.................................    39,307,011
Accumulated Undistributed Net Investment Income.............       359,245
Accumulated Net Realized Loss...............................      (748,512)
                                                              ------------
NET ASSETS..................................................  $110,196,262
                                                              ============
NET ASSET VALUE PER SHARE ($110,196,262 divided by 3,241,824
  shares outstanding).......................................  $      33.99
                                                              ============

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

                      For the Year Ended December 31, 1999
--------------------------------------------------------------------------------


INVESTMENT INCOME:
Interest....................................................    $ 1,949,698
Dividends...................................................      1,316,551
                                                                -----------
    Total Income............................................      3,266,249
                                                                -----------
EXPENSES:
Investment Advisory Fee.....................................        428,479
Shareholder Reports.........................................         53,089
Trustees' Fees and Related Expenses.........................         29,522
Custody.....................................................         28,767
Legal.......................................................          1,223
Other.......................................................        117,987
                                                                -----------
    Total Expenses..........................................        659,067
    Less Credits Earned on Cash Balances....................          2,030
                                                                -----------
    Net Expenses............................................        657,037
                                                                -----------
NET INVESTMENT INCOME.......................................    $ 2,609,212
                                                                ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................    $ 1,894,734
  Futures...................................................        540,227
                                                                -----------
Net Realized Gain...........................................      2,434,961
                                                                -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................      6,226,819
  End of the Period:
    Investments.............................................     39,301,943
    Futures.................................................          5,068
                                                                -----------
                                                                 39,307,011
                                                                -----------
Net Unrealized Appreciation During the Period...............     33,080,192
                                                                -----------
NET REALIZED AND UNREALIZED GAIN............................    $35,515,153
                                                                ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................    $38,124,365
                                                                ===========

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                 For the Years Ended December 31, 1999 and 1998
--------------------------------------------------------------------------------

                                                   Year Ended          Year Ended
                                                December 31, 1999   December 31, 1998
-------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income..........................   $  2,609,212         $ 2,904,812
Net Realized Gain..............................      2,434,961             910,780
Net Unrealized Appreciation During the
  Period.......................................     33,080,192             805,481
                                                  ------------         -----------
Change in Net Assets from Operations...........     38,124,365           4,621,073
                                                  ------------         -----------
Distributions from Net Investment Income.......     (2,724,759)         (2,851,284)
Distributions from Net Realized Gain...........     (2,579,925)         (3,056,743)
                                                  ------------         -----------
Total Distributions............................     (5,304,684)         (5,908,027)
                                                  ------------         -----------
NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES...................................     32,819,681          (1,286,954)
NET ASSETS:
Beginning of the Period........................     77,376,581          78,663,535
                                                  ------------         -----------
End of the Period (Including accumulated
  undistributed
  net investment income of $359,245 and
  $258,861, respectively)......................   $110,196,262         $77,376,581
                                                  ============         ===========

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

  The following schedule presents financial highlights for one common share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                ---------------------------------
                                                 1999         1998         1997
---------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period......  $23.868      $24.265      $24.451
                                                -------      -------      -------
  Net Investment Income.......................     .804         .896        1.006
  Net Realized and Unrealized Gain/Loss.......   10.954         .530        3.014
                                                -------      -------      -------
Total from Investment Operations..............   11.758        1.426        4.020
                                                -------      -------      -------
Less:
  Distributions from and in Excess of Net
    Investment Income.........................     .840         .880        1.179
  Distributions from and in Excess of Net
    Realized Gain.............................     .794         .943        3.027
                                                -------      -------      -------
Total Distributions...........................    1.634        1.823        4.206
                                                -------      -------      -------
Net Asset Value, End of the Period............  $33.992      $23.868      $24.265
                                                =======      =======      =======
Market Price Per Share at End of the Period...  $25.875      $19.875      $21.125
Total Investment Return at Market Price (a)...   39.22%        2.05%       19.48%
Total Return at Net Asset Value (b)...........   50.19%        5.90%       18.57%
Net Assets at End of the Period (In
  millions)...................................  $ 110.2      $  77.4      $  78.7
Ratio of Expenses to Average Net Assets.......     .76%         .83%         .76%
Ratio of Net Investment Income to Average Net
  Assets......................................    3.03%        3.75%        3.86%
Portfolio Turnover............................     107%         157%         181%

(a) Total Investment Return at Market Price reflects the change in market value of the shares for the period indicated with reinvestment of dividends in accordance with the Fund's dividend reinvestment plan.

(b) Total Return at Net Asset Value (NAV) reflects the change in value of the Fund's assets with reinvestment of dividends based upon NAV.

--------------------------------------------------------------------------------

Year Ended December 31,
------------------------------------------------------------------------
      1996      1995      1994      1993      1992      1991      1990
------------------------------------------------------------------------
     $ 24.41   $ 21.62   $ 24.88   $ 23.64   $ 22.23   $ 19.41   $ 22.73
     -------   -------   -------   -------   -------   -------   -------
        .968      1.14      1.09      1.15     1.175      1.32      1.47
       1.768    3.5325     (2.56)     2.01     1.415      2.90   (3.2475)
     -------   -------   -------   -------   -------   -------   -------
       2.736    4.6725     (1.47)     3.16      2.59      4.22   (1.7775)
     -------   -------   -------   -------   -------   -------   -------
       1.005      1.15      1.10      1.12      1.18      1.40      1.40
       1.690     .7325       .69       .80       -0-       -0-     .1425
     -------   -------   -------   -------   -------   -------   -------
       2.695    1.8825      1.79      1.92      1.18      1.40    1.5425
     -------   -------   -------   -------   -------   -------   -------
     $24.451   $ 24.41   $ 21.62   $ 24.88   $ 23.64   $ 22.23   $ 19.41
     =======   =======   =======   =======   =======   =======   =======
     $21.125   $21.375   $18.125   $22.375   $20.375   $19.250   $16.625
      11.67%    28.88%   (11.71%)   19.43%    12.31%    24.68%   (10.39%)
      11.51%    23.42%    (5.29%)   14.50%    12.84%    23.32%    (7.37%)
       $79.3     $79.1     $70.1     $80.7     $76.6     $72.1     $62.9
        .88%      .80%      .82%      .87%      .88%      .89%      .86%
       3.88%     4.82%     4.70%     4.60%     5.28%     6.41%     7.01%
        140%      127%      111%      128%       87%      168%       95%

                                              See Notes to Financial Statements.

                         NOTES TO FINANCIAL STATEMENTS

                               December 31, 1999
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES
Van Kampen Convertible Securities Fund (the "Fund") is registered as a diversified closed-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to provide current income, capital appreciation and conservation of capital through investment in a portfolio consisting mainly of convertible bonds and preferred stocks.
    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Fixed income investments and preferred stocks are stated at value using market quotations or indications of value obtained from an independent pricing service. Investments in securities listed on a securities exchange are valued at their sales price as of the close of such securities exchange. Unlisted securities and listed securities for which the last sales price is not available are valued at the mean of the bid and asked prices. For those securities where quotations or prices are not available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.
    Fund investments include lower rated debt securities which may be more susceptible to adverse economic conditions than other investment grade holdings. These securities are often subordinated to the prior claims of other senior lenders and uncertainties exist as to an issuer's ability to meet principal and interest payments. Debt securities rated below investment grade and comparable unrated securities represented approximately 48% of the investment portfolio at the end of the period.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will maintain, in a segregated account

                               December 31, 1999
--------------------------------------------------------------------------------

with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made. At December 31, 1999, there were no when issued or delayed delivery purchase commitments.
    The Fund may invest in repurchase agreements, which are short-term investments whereby the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. INVESTMENT INCOME--Interest income is recorded on an accrual basis and dividend income is recorded on the ex-dividend date. Discounts are amortized over the expected life of each applicable security. Premiums on debt securities are not amortized.

D. FEDERAL INCOME TAXES--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.
    At December 31, 1999, for federal income tax purposes the cost of long- and short-term investments is $69,031,009, the aggregate gross unrealized appreciation is $40,104,235 and the aggregate gross unrealized depreciation is $802,292, resulting in net unrealized appreciation on long- and short-term investments of $39,301,943. Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of post October 31 losses and the mark to market of open futures contracts at December 31, 1999.

E. DISTRIBUTION OF INCOME AND GAINS--The Fund declares and pays quarterly dividends from net investment income. Net realized gains, if any, are distributed annually.

                               December 31, 1999
--------------------------------------------------------------------------------

Distributions from net realized gains for book purposes may include short-term capital gains which are included in ordinary income for tax purposes.
    Due to inherent differences in the recognition of income, expenses and realized gains/losses under generally accepted accounting principles and federal income tax purposes, permanent differences between book and tax basis reporting have been identified and appropriately reclassified. During 1999, permanent book and tax basis differences relating to market discount on bonds sold totaling $218,723 have been reclassified from accumulated net realized loss to accumulated undistributed net investment income. A permanent book and tax basis difference relating to capital gain distributions totaling $7,699 has been reclassified from accumulated undistributed net investment income to accumulated net realized loss. Additionally, a permanent difference relating to excise tax totaling $4,907 has been reclassified from paid in surplus to accumulated undistributed net investment income.

F. EXPENSE REDUCTIONS--During the year ended December 31, 1999, the Fund's custody fee was reduced by $2,030 as a result of credits earned on overnight cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

                   AVERAGE NET ASSETS                     % PER ANNUM
---------------------------------------------------------------------
First $150 million.......................................  .50 of 1%
Next $100 million........................................  .45 of 1%
Next $100 million........................................  .40 of 1%
Over $350 million........................................  .35 of 1%

    For the year ended December 31, 1999, the Fund recognized expenses of approximately $1,200, representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.
    For the year ended December 31, 1999, the Fund recognized expenses of approximately $31,300, representing Van Kampen Funds Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting services to the Fund.

                               December 31, 1999
--------------------------------------------------------------------------------

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.
    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

3. INVESTMENT TRANSACTIONS
During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $83,517,216 and $89,482,463, respectively.

4. DERIVATIVE FINANCIAL INSTRUMENTS
A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.
    The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio or generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a futures contract. In this instance, the recognition of gain or loss is postponed until the disposal of the security underlying the futures contract.
    During the period, the Fund invested in futures contracts, a type of derivative. A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in stock index futures. These contracts are generally used to provide the return of an index without purchasing all of the securities underlying the index or to manage the Fund's overall exposure to the equity markets.
    Upon entering into futures contracts, the Fund maintains, in a segregated account with its custodian, cash or liquid securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the

                               December 31, 1999
--------------------------------------------------------------------------------

variation margin). The risk of loss associated with a futures contract is in excess of the variation margin reflected on the Statement of Assets and Liabilities.
    Transactions in futures contracts, each with a par value of $250,000, for the year ended December 31, 1999, were as follows:

                                                            CONTRACTS
---------------------------------------------------------------------
Outstanding at December 31, 1998..........................      15
  Futures Opened..........................................      13
  Futures Closed..........................................     (15)
                                                               ---
Outstanding at December 31, 1999..........................      13
                                                               ===

    The futures contracts outstanding at December 31, 1999 and the description and unrealized appreciation are as follows:

                                                              UNREALIZED
                                                 CONTRACTS   APPRECIATION
-------------------------------------------------------------------------
LONG CONTRACTS -- March 2000 S&P 500 Index
  Futures (Current Notional Value of $371,050
  per contract)................................     13          $5,068
                                                    ==          ======

                         REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Trustees of Van Kampen Convertible Securities Fund

    We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Van Kampen Convertible Securities Fund as of December 31, 1999, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the ten years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Convertible Securities Fund at December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the ten years in the period then ended, in conformity with accounting principles generally accepted in the United States.

                                                               ERNST & YOUNG LLP
Chicago, IL
February 15, 2000

                           DIVIDEND REINVESTMENT PLAN

The Fund pays distributions in cash, but if you own more than 100 shares in your own name, you may elect to participate in the Fund's dividend reinvestment plan (the "Plan"). Under the Plan, shares will be issued by the Fund at net asset value on a date determined by the Board of Trustees between the record and payable dates on each distribution; however, if the market price, including brokerage commissions, is less than the net asset value, the amount of the distribution will be paid to State Street Bank and Trust Company ("State Street"), which will buy such shares as are available at prices below the net asset value. (If the market price is not significantly less than the net asset value, it is possible that open market purchases of shares may increase the market price so that such price plus brokerage commissions would equal or exceed the net asset value of such shares.) If State Street cannot buy the necessary shares at less than net asset value before the distribution date, the balance of the distribution will be made in authorized but unissued shares of the Fund at net asset value. The cost per share will be the average cost, including brokerage commissions, of all shares purchased. Since all shares purchased from the Fund are at net asset value, there will be no dilution, and no brokerage commissions are charged on such shares.
    You will receive tax information annually for your personal records and to help you prepare your federal income tax return. The automatic reinvestment of dividends and capital gain distributions does not relieve you of any income tax which may be payable (or required to be withheld) on dividends or distributions.
    You may begin or discontinue participation in the Plan at any time by written notice to the address below. If you withdraw from the Plan, you may rejoin at any time if you own the required 100 shares. Elections and terminations will be effective for distributions declared after receipt. If you withdraw form the Plan, a certificate for the whole shares and a check for the fractional shares, if any, credited to your Plan account will be sent as soon as practicable after receipt of your election to withdraw. Except for brokerage commissions, if any, which are borne by Plan participants, all costs of the Plan are borne by the Fund. The Fund reserves the right to amend or terminate the Plan on 30 days' written notice prior to the record date of the distribution for which such amendment or termination is effective.
    Record stockholders should address all notices, correspondence, questions or other communications about the Plan to:

                                  EQUISERVE LP
                                 P.O. BOX 8200
                             BOSTON, MA 02266-8200
                                  800-341-2929

    If your shares are not held directly in your name, you should contact your brokerage firm, bank or other nominee for more information and to see if your nominee will participate in the Plan on your behalf. If you participate through your broker and choose to move your account to another broker, you will need to re-enroll in the Plan through your new broker.

                                VAN KAMPEN FUNDS

GROWTH
   Aggressive Growth*
   American Value*
   Emerging Growth
   Enterprise
   Equity Growth
   Focus Equity
   Growth
   Mid Cap Growth
   Pace
   Small Cap Value
   Technology

GROWTH AND INCOME
   Comstock
   Equity Income
   Growth and Income
   Harbor
   Real Estate Securities
   Utility
   Value

GLOBAL/INTERNATIONAL
   Asian Growth
   Emerging Markets
   European Equity
   Global Equity
   Global Equity Allocation
   Global Fixed Income*
   Global Franchise
   Global Government Securities*
   Global Managed Assets*
   International Magnum
   Latin American
   Strategic Income
   Worldwide High Income

INCOME
   Corporate Bond
   Government Securities
   High Income Corporate Bond
   High Yield
   High Yield & Total Return
   Limited Maturity Government
   U.S. Government
   U.S. Government Trust for Income

CAPITAL PRESERVATION
   Reserve
   Tax Free Money

SENIOR LOAN
   Prime Rate Income Trust
   Senior Floating Rate

TAX FREE
   California Insured Tax Free
   Florida Insured Tax Free Income
   High Yield Municipal**
   Insured Tax Free Income
   Intermediate Term Municipal Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Tax Free High Income

To find out more about any of these
funds, ask your financial advisor for
a prospectus, which contains more
complete information, including sales
charges, risks, and ongoing expenses.
Please read it carefully before you
invest or send money.

To view a current Van Kampen fund
prospectus or to receive additional
fund information, choose from one of
the following:

- visit our Web site at
  WWW.VANKAMPEN.COM--to view a prospectus, select Download Prospectus

- call us at 1-800-341-2911 weekdays from 7:00 a.m. to 7:00 p.m. Central time. Telecommunications Device for the Deaf users, call 1-800-421-2833.

- e-mail us by visiting
  WWW.VANKAMPEN.COM and
  selecting Contact Us

                                             * Closed to new investors
                                            ** Open to new investors for a
                                            limited time

                     VAN KAMPEN CONVERTIBLE SECURITIES FUND

BOARD OF TRUSTEES

DAVID C. ARCH
ROD DAMMEYER
HOWARD J KERR
DENNIS J. MCDONNELL*
THEODORE A. MYERS
RICHARD F. POWERS, III*--Chairman
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN*
OFFICERS

RICHARD F. POWERS, III*
President

DENNIS J. MCDONNELL*
Executive Vice President and
Chief Investment Officer

A. THOMAS SMITH III*
Vice President and Secretary

JOHN L. SULLIVAN*
Vice President, Treasurer and
Chief Financial Officer

STEPHEN L. BOYD*
PETER W. HEGEL*
MICHAEL H. SANTO*
EDWARD C. WOOD, III*
Vice Presidents

INVESTMENT ADVISER

VAN KAMPEN
ASSET MANAGEMENT INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, IL 60181-5555

CUSTODIAN

STATE STREET BANK AND TRUST CO.
225 Franklin Street
Boston, Massachusetts 02105

SHAREHOLDER SERVICING AGENT

EQUISERVE LP
P.O. Box 8200
Boston, Massachusetts 02266-8200

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606-6301

      For Federal Income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended December 31, 1999. The Fund designated and paid $2,016,092 as a 20% rate gain distribution. The distributions, where applicable, were included on 1999's Form 1099-Div which was mailed to shareholders in January of 2000.

                    ---------------------------------------
                          INQUIRES ABOUT AN INVESTOR'S
                       ACCOUNT SHOULD BE REFERRED TO THE
                             FUND'S TRANSFER AGENT
                                  EQUISERVE LP
                                 P.O. BOX 8200
                        BOSTON, MASSACHUSETTS 02266-8200
                           TELEPHONE: (800) 821-1238
                       ALASKA, CALIFORNIA AND HAWAII CALL
                            COLLECT: (713) 993-0500
                                EXTENSION: 2223
                    ---------------------------------------
                      TAX NOTICE TO CORPORATE SHAREHOLDERS

 For 1999, 36.34% of the dividends taxable as ordinary income qualified for the 70% dividends received deduction for corporations.
* "Interested" persons of the Trust, as defined in the Investment Company Act of 1940.

(C) Van Kampen Funds Inc., 2000
    All rights reserved.

(SM) denotes a service mark of Van Kampen Funds Inc.

                                YEAR 2000 UPDATE

As we enter the new century, it's "business as usual" for Van Kampen. Thank you for the confidence you showed in us during the changeover on January 1, 2000, and for entrusting us with your investment portfolio. We look forward to continuing to serve your investment needs.

                                                                      APPENDIX D

                             VAN KAMPEN HARBOR FUND
                         PRO FORMA FINANCIAL STATEMENTS

                      AS OF DECEMBER 31, 1999 (UNAUDITED)

         VAN KAMPEN HARBOR FUND - VAN KAMPEN CONVERTIBLE SECURITIES FUND
                        PROFORMA PORTFOLIO OF INVESTMENTS
                                DECEMBER 31, 1999
                                   (UNAUDITED)

    VK Harbor    VK Convertible                                                                                           Proforma
       Fund     Securities Fund   Proforma                                                                              Market Value
  Par Amt (000)  Par Amt (000)  Par Amt (000) Description                                             Coupon   Maturity    (000)
====================================================================================================================================

               DOMESTIC CONVERTIBLE CORPORATE OBLIGATIONS ** 51.5%
               CONSUMER DISTRIBUTION 1.1%
       $5,901         $1,099         $7,000   AnnTaylor Stores Corp., 144A - Private Placement (a)    0.550%   06/18/2019     $3,778
        3,390            590          3,980   Costco Companies, Inc.                                    *      08/19/2017      4,239
                                                                                                                         -----------
                                                                                                                               8,017
                                                                                                                         -----------
               CONSUMER NON-DURABLES 0.7%
        5,150            850             6,000 Loews Corp.                                           3.125     09/15/2007      4,920
                                                                                                                         -----------

               CONSUMER SERVICES 3.7%
        5,031            969          6,000 eToys, Inc. 144A - Private Placement (a)                 6.250     12/01/2004      3,667
                                            Interpublic Group of Companies, Inc., 144A - Private
        2,530            470          3,000 Placement (a)                                            1.870     06/01/2006      3,409
        5,800          1,100          6,900 Jacor Communications, Inc., LYON                           *       02/09/2018      4,640
        1,700            300          2,000 Omnicom Group, Inc.                                      2.250     01/06/2013      4,084
            0            200            200 Omnicom Group, Inc.                                      4.250     01/03/2007        638
        1,250              0          1,250 Omnicom Group, Inc., 144A - Private Placement (a)        4.250     01/03/2007      3,981
        9,300          1,760         11,060 Times Mirror Co., LYON, 144A - Private Placement           *       04/15/2017      5,406
                                                                                                                         -----------
                                                                                                                         -----------
                                                                                                                              25,825
                                                                                                                         -----------
               ENERGY 1.8%
        2,102            398          2,500 Advanced Energy Industries Inc.                          5.250     11/15/2006      2,987
        4,207            698          4,905 Devon Energy Corp.                                       4.950     08/15/2008      4,807
        4,300            800          5,100 Kerr-McGee Corp.                                         7.500     05/15/2014      4,737
                                                                                                                         -----------
                                                                                                                              12,531
                                                                                                                         -----------
               FINANCE  0.4%
        1,680            320          2,000 Checkfree Holdings Corp., 144A-Private Placement (a)     6.500     12/01/2006      3,185
                                                                                                                         -----------

               HEALTHCARE  3.5%
        2,347            428          2,775 Alpharma, Inc., 144A - Private Placement (a)             3.000     06/01/2006      2,990
        3,060            570          3,630 ALZA Corp.                                               5.000     05/01/2006      3,821
        5,080            920          6,000 Centocor, Inc.                                           4.750     02/15/2005      8,017
                                            Human Genome Sciences, Inc., 144A-Private
        2,750            550          3,300 Placement (a)                                            5.000     12/15/2006      3,976
                                            Roche Holdings, Inc., LYON, 144A - Private
        7,860          1,450          9,310 Placement (a)                                               *      04/20/2010      5,627
                                                                                                                         -----------
                                                                                                                         -----------
                                                                                                                              24,431
                                                                                                                         -----------

         VAN KAMPEN HARBOR FUND - VAN KAMPEN CONVERTIBLE SECURITIES FUND
                        PROFORMA PORTFOLIO OF INVESTMENTS
                                DECEMBER 31, 1999
                                   (UNAUDITED)

   VK Harbor    VK Convertible                                                                                           Proforma
     Fund      Securities Fund   Proforma                                                                              Market Value
  Par Amt (000)  Par Amt (000)  Par Amt (000) Description                                            Coupon   Maturity    (000)
====================================================================================================================================
               TECHNOLOGY  36.9%
         5,520           930          6,450 Adaptec, Inc.                                            4.750     02/01/2004      7,006
        10,481         2,019         12,500 America Online Inc.                                        *       12/06/2019      7,181
           765           147            912 America Online, Inc.                                     4.000     11/15/2002     10,569
         2,280           370          2,650 Automatic Data Processing, Inc., LYON                      *       02/20/2012      3,697
           555           105            660 Bea Systems Inc.                                         4.000     06/15/2005      3,505
         3,794           706          4,500 Bea Systems Inc., 144A - Private Placement (a)           4.000     12/15/2006      5,260
         1,260           240          1,500 Commscope Inc., 144A - Private Placement (a)             4.000     12/15/2006      1,610
         8,875         2,015         10,890 Converse Technology Inc., 144A - Private Placement (a)   4.500     07/01/2005     37,149
         1,660           360          2,020 Conexant Systems Inc.                                    4.250     05/01/2006      5,926
         5,990         1,090          7,080 Conexant Systems, Inc., 144A - Private Placement (a)     4.250     05/01/2006     20,771
         3,877           743          4,620 Corecomm Limited Co., 144A - Private Placement (a)       6.000     10/01/2006      7,230
         4,060           760          4,820 Cypress Semiconductor Corp.                              6.000     10/01/2002      6,959
         1,480           270          1,750 DoubleClick, Inc., 144A - Private Placement (a)          4.750     03/15/2006      5,438
         5,065           935          6,000 DSC Communications Corp.                                 7.000     08/01/2004      6,300
                                            Echostar Communications Corp., 144A - Private
         5,870         1,130          7,000 Placement (a)                                            4.875     01/01/2007      8,548
         1,030           200          1,230 EMC Corp.                                                3.250     03/15/2002     11,879
                                            Exodus Communications Inc., 144A - Private
         5,031           969          6,000 Placement (a)                                            4.750     07/15/2008      8,309
        10,070         1,960         12,030 Hewlett Packard Co., LYON                                  *       10/14/2017      8,286
         2,110           390          2,500 HNC Software, Inc.                                       4.750     03/01/2003      6,081
         2,524           476          3,000 i2 Technologies Inc., 144A - Private Placement (a)       5.250     12/15/2006      4,309
         5,320         1,040          6,360 Lam Research Corp.                                       5.000     09/01/2002      8,737
                                            Lattice Semiconductor Corp., 144A - Private
         1,682           318          2,000 Placement (a)                                            4.750     11/01/2006      2,623
         7,000         1,300          8,300 LSI Logic Corp., 144A - Private Placement (a)            4.250     03/15/2004     18,851

         VAN KAMPEN HARBOR FUND - VAN KAMPEN CONVERTIBLE SECURITIES FUND
                        PROFORMA PORTFOLIO OF INVESTMENTS
                                DECEMBER 31, 1999
                                   (UNAUDITED)

    VK Harbor    VK Convertible                                                                                           Proforma
       Fund     Securities Fund   Proforma                                                                              Market Value
  Par Amt (000)  Par Amt (000)  Par Amt (000) Description                                        Coupon     Maturity    (000)
====================================================================================================================================
     1,820            350       2,170        Micron Technology, Inc.                              7.000    07/01/2004          2,802
     1,000            200       1,200        Oak Industries, Inc.                                 4.875    03/01/2008          3,357
     1,127            203       1,330        Sanmina Corp., 144A - Private Placement (a)          4.250    05/01/2004          1,759
     4,200            800       5,000        Siebel Systems Inc., 144A - Private Placement (a)    5.500    09/15/2006          9,694
     5,060            940       6,000        Solectron Corp., LYON, 144A - Private Placement (a)    *      01/27/2019          4,589
     5,000          1,000       6,000        Solectron Corp., LYON                                  *      01/27/2019          4,538
     7,491          1,449       8,940        Veritas Software Corp.                               1.856    08/13/2006         24,257
                                                                                                                      --------------
                                                                                                                             257,220
                                                                                                                      --------------
               UTILITIES  3.4%
                                Nextel Communications Inc., 144A - Private
     3,860            695       4,555        Placement (a)                                       4.750     07/01/2007         10,334
     4,300            700       5,000        NTL, Inc., 144A - Private Placement (a)             7.000     12/15/2008         13,225
                                                                                                                      --------------
                                                                                                                              23,559
                                                                                                                      --------------
               TOTAL DOMESTIC CONVERTIBLE CORPORATE OBLIGATIONS**  51.5%                                                     359,688
                                                                                                                      --------------

               FOREIGN CONVERTIBLE CORPORATE OBLIGATIONS**  6.2%
                                                ASM Lithography Holding, (Netherlands) 144A -
     5,200          1,000       6,200        Private Placement (a)                               4.250     11/30/2004          7,500
    10,740          2,040      12,780        STMicroelectronics NV, LYON, (Netherlands)            *       09/22/2009         17,613
                                             Swiss Life Finance Ltd., (United Kingdom), 144A -
     1,000              0       1,000        Private Placement (a)                               2.000     05/20/2005            995
     3,250            850       4,100        Swiss Life Finance Ltd., (United Kingdom)           2.000     05/20/2005          4,080
     8,600          1,600      10,200        Telefonos de Mexico, SA (Mexico)                    4.250     06/15/2004         13,298
                                                                                                                      --------------
               TOTAL FOREIGN CONVERTIBLE CORPORATE OBLIGATIONS**  6.2%                                                        43,486
                                                                                                                      --------------

        VAN KAMPEN HARBOR FUND - VAN KAMPEN CONVERTIBLE SECURITIES FUND
                       PROFORMA PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1999
                                  (UNAUDITED)


    VK Harbor        VK Convertible
       Fund         Securities Fund        Proforma                                                                      Proforma
      Shares             Shares             Shares       Description                                                    Market Value
====================================================================================================================================
               CONVERTIBLE PREFERRED STOCKS**  20.4%
               CONSUMER SERVICES     2.4%
       10,100          1,900         12,000 Adelphia Communications Corp., Ser D, 5.50%                                       $2,261
       64,700         12,300         77,000 Cox Communication Inc., PRIDES, 7.000%                                             5,236
       42,000          8,000         50,000 Entercom Communications Capital Trust, TIDES, 6.250%                               4,056
       67,100         12,900         80,000 UNITEDGLOBALCOM, Ser D, 7.000%                                                     4,890
                                                                                                                      --------------
                                                                                                                              16,443
                                                                                                                      --------------
               ENERGY  3.7%
      203,600         39,400        243,000 Apache Corp., ACES, 6.50%                                                          8,627
       95,750         17,500        113,250 El Paso Energy Capital Trust I, 4.750%                                             5,705
       84,200         15,800        100,000 Kerr Mcgee Corp., DECS, 5.500%                                                     3,300
       50,600          9,400         60,000 Pogo Trust I Co., Ser A, QUIPS, 6.500%                                             2,955
       94,700         16,800        111,500 Tosco Financing Trust, 5.750%                                                      5,310
                                                                                                                      --------------

                                                                                                                              25,897
                                                                                                                      --------------
               FINANCE  0.4%
       35,000          6,200        41,200 American General Corp., 7.000%                                                      2,493
                                                                                                                      --------------

               RAW MATERIALS/PROCESSING INDUSTRIES  0.3%
       59,050         10,150        69,200 Monsanto Co., 6.500%, ACES                                                          2,292
                                                                                                                      --------------

               TECHNOLOGY  7.0%
       64,000         12,000        76,000 Amdocs Ltd., TRACES, 6.750%                                                         2,441
        7,300          1,400        8,700 Echostar Communications Corp., Ser C, 6.750%                                         7,221
       49,800          9,200        9,000 PSINet, Inc., Ser C, 6.750%                                                          3,444
       28,500          5,400        33,900 Qualcomm Financial Trust, 5.750%                                                   33,366
       32,600          5,800        38,400 Verio Inc., 6.750%, 144A - Private Placement (a)                                    2,170
                                                                                                                      --------------

                                                                                                                              48,642
                                                                                                                      --------------
               UTILITIES 6.6%
       90,500         17,400        107,900 Calpine Capital Trust, TIDES, 5.750%                                               7,081
       56,500         11,250        67,750 MCI Worldcom, Inc., 2.250%                                                          3,476
       13,599          2,550        16,149 McLeodUSA, Inc., Ser A, 6.750%                                                      8,317
                                           Nextlink Communications Inc.,  6.500%, 144A -
       12,600          1,400        14,000 Private Placement (a)                                                               2,706

         VAN KAMPEN HARBOR FUND - VAN KAMPEN CONVERTIBLE SECURITIES FUND
                        PROFORMA PORTFOLIO OF INVESTMENTS
                                DECEMBER 31, 1999
                                   (UNAUDITED)



VK Harbor      VK Convertible                                                                                           Proforma
 Fund         Securities Fund  Proforma                                                                               Market Value
Par Amt (000)  Par Amt (000)   Par Amt (000) Description                                          Coupon  Maturity        (000)
------------------------------------------------------------------------------------------------------------------------------------
 71,100              14,000          85,100  Omnipoint Corp., 7.000%, 144A - Private Placement (a)                       16,775
 84,500              15,500         100,000  Winstar Communications, Inc., Ser D, 7.000%                                  7,938
                                                                                                                      ------------
                                                                                                                         46,293
                                                                                                                      ------------
              TOTAL CONVERTIBLE PREFERRED STOCK**  20.4%                                                                142,060
                                                                                                                      ------------
              COMMON STOCKS**  12.2%
              CONSUMER DISTRIBUTION  3.3%
287,739              52,079         339,818  Home Depot, Inc.                                                            23,299
                                                                                                                      ------------


              CONSUMER SERVICES  0.7%
 51,898               9,638          61,536  Cable Vision Systems Corp., Class A (b)                                      4,646
  3,500                 700           4,200  Jazztel PLC (United Kingdom) (b)                                               273
                                                                                                                      ------------
                                                                                                                          4,919
              FINANCE 1.7%
 22,000               4,200          26,200  American Express Co.                                                         4,356
111,000              19,500         130,500  Citigroup, Inc.                                                              7,251
                                                                                                                      ------------
                                                                                                                         11,607
                                                                                                                      ------------
              HEALTHCARE  1.8%
 79,600              15,400          95,000  Genetech, Inc.(b)                                                           12,777
                                                                                                                      ------------

              TECHNOLOGY  4.2%
 60,000              10,000          70,000  Lam Research Corp. (b)                                                       7,809
 52,500               9,500          62,000  Motorola, Inc.                                                               9,130
 67,654              12,656          80,310  SCI Systems, Inc. (b)                                                        6,600
 49,000               8,400          57,400  Texas Instruments, Inc.                                                      5,561
                                                                                                                      ------------
                                                                                                                         29,100
                                                                                                                      ------------
              ENTERTAINMENT  0.5%
 53,000               9,800          62,800  Royal Caribbean Cruises Ltd.                                                 3,097
                                                                                                                      ------------

              UTILITIES 0.0%
       1                  0               1  Winstar Communications, Inc. (b)                                                 0
                                                                                                                      ------------
              TOTAL COMMON STOCKS**  12.2%                                                                               84,799
                                                                                                                      ------------

              TOTAL LONG-TERM INVESTMENTS  90.3%                                                                        630,033
                                                                                                                      ------------
              (Cost $384,105,335)

              SHORT TERM INVESTMENTS  8.1%
              U.S. GOVERNMENT AGENCY OBLIGATIONS  0.8%
                                             Federal Home Loan Bank Discount Note ($5,000,000 par
                                             yielding 5.579%, 3/10/00 maturity) (c)                                       4,947
                                             Federal Home Loan Bank Discount Note ($1,000,000 par
                                             yielding 5.441%, 3/10/00 maturity) (c)                                         989
                                                                                                                      ------------
                                                                                                                          5,936
                                                                                                                      ------------
              REPURCHASE AGREEMENTS  7.3%
                                             State Street Bank & Trust Co. ($43,311,000 par
                                             collateralized by U.S. government obligations in a pooled
                                             cash account, dated 12/31/99, to be sold on 01/03/00
                                             at $43,321,828) (c)                                                         43,311
                                             BA Securities ($7,442,000 par collateralized by U.S.
                                             government obligations in a pooled cash account, dated
                                             12/31/99, to be sold on 01/01/00 at $7,443,705) (c)                          7,442
                                                                                                                      ------------
                                                                                                                         50,753
                                                                                                                      ------------
              TOTAL SHORT-TERM INVESTMENTS  8.1%
              (Cost $56,689,520)                                                                                         56,689
                                                                                                                      ------------


              TOTAL INVESTMENTS  98.4%
              (Cost $440,794,855)                                                                                       686,722
              OTHER ASSETS IN EXCESS OF LIABILITIES  1.6%                                                                10,926
                                                                                                                      ------------


              NET ASSETS 100.0%                                                                                         697,648
                                                                                                                      ============

         VAN KAMPEN HARBOR FUND - VAN KAMPEN CONVERTIBLE SECURITIES FUND
                        PROFORMA PORTFOLIO OF INVESTMENTS
                                DECEMBER 31, 1999
                                   (UNAUDITED)

   VK Harbor       VK Convertible                                                                                       Proforma
     Fund          Securities Fund      Proforma                                                                      Market Value
  Par Amt (000)    Par Amt (000)      Par Amt (000)    Description                         Coupon      Maturity          (000)
------------------------------------------------------------------------------------------------------------------------------------
        *          Zero Coupon Bond

        ** The securities are classified by sectors which represent broad groupings of related industries.

       (a)         144A Securities are those exempt from registration under Rule
                   144A of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration which are normally transactions with qualified institutional buyers.

       (b) Non-income producing security as this stock currently does not declare dividends.

       (c)         Assets segregated as collateral for open futures.

        ACES-      Automatically convertible equity securities
        DECS-      Debt
                   exchangeable for common stock, traded in shares
        LYON-      Liquid Yield
                   Option Note
        PRIDES-    Preferred redeemable interest dividend equity security,
                   traded in shares
        QUIPS-     Quarterly income preferred securities
        TIDES-     Term income deferrable equity securities
        TRACES-    Trust automatic common exchange securities


         VAN KAMPEN HARBOR FUND - VAN KAMPEN CONVERTIBLE SECURITIES FUND
             PROFORMA CONDENSED STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 1999
                                   (UNAUDITED)
                              AMOUNTS IN THOUSANDS


                                                  VAN KAMPEN           VAN KAMPEN
                                                    HARBOR             CONVERTIBLE
                                                    FUND             SECURITIES FUND         ADJUSTMENTS         PROFORMA
                                                  ----------         ---------------         -----------         ---------

  TOTAL INVESTMENTS (COST OF $371,764
       $69,031 AND $440,795, RESPECTIVELY)        $578,389               $108,333                                 $686,722
  Other Assets Less Liabilities                      9,238                  1,863                (175)              10,926
                                                  ----------         ---------------         -----------         ---------
  Net Assets                                      $587,627               $110,196               ($175)            $697,648
                                                  ==========         ===============         ===========         =========

  NET ASSETS CONSIST OF:
  CAPITAL                                         $383,812                $71,279                                 $455,091
  Net Unrealized Appreciation                      206,655                 39,307                                  245,962
  Accumulated Undistributed Net
       Investment Income                               474                    359                (175)                 658
  Accumulated Net Realized Loss (4)                 (3,314)                  (749)                                  (4,063)
                                                  ----------         ---------------         -----------         ---------
  Net Assets                                      $587,627               $110,196               ($175)            $697,648
                                                  ==========         ===============         ===========         =========

  CLASS A SHARES:
  NET ASSETS                                      $516,089               $110,196               ($175)            $626,110
  Shares Outstanding                                25,364                  3,242                                   30,770
                                                  ----------         ---------------                             ---------
  Net Asset Value Per Share                         $20.35                 $33.99                                   $20.35
                                                  ==========         ===============                             =========

  CLASS B SHARES:
  NET ASSETS                                       $62,496                    N/A                 N/A              $62,496
  Shares Outstanding                                 3,088                                                           3,088
                                                  ----------                                                     ---------
  Net Asset Value Per Share                         $20.24                                                          $20.24
                                                  ==========                                                     =========

  CLASS C SHARES:
  NET ASSETS                                        $9,042                    N/A                 N/A               $9,042
  Shares Outstanding                                   444                                                             444
                                                  ----------                                                     ---------
  Net Asset Value Per Share                         $20.38                                                          $20.38
                                                  ==========                                                     =========


  (1) THE PRO FORMA STATEMENTS ARE PRESENTED AS IF THE REORGANIZATION WAS EFFECTIVE DECEMBER 31, 1999. THE PRO FORMA STATEMENTS GIVE EFFECT TO THE PROPOSED EXCHANGE OF STOCK FOR ASSETS AND LIABILITIES WITH THE VAN KAMPEN HARBOR FUND BEING THE SURVIVING ENTITY. THE PROPOSED TRANSACTION WILL BE ACCOUNTED FOR IN ACCORDANCE WITH GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AS A TAX-FREE REORGANIZATION. THE HISTORICAL COST BASIS OF THE INVESTMENTS IS CARRIED OVER TO THE SURVIVING ENTITY.

  (2) THE PRO FORMA STATEMENTS PRESUME THE ISSUANCE BY THE VAN
  KAMPEN HARBOR FUND OF APPROXIMATELY 5,406,000 CLASS A SHARES IN
  EXCHANGE FOR THE ASSETS AND LIABILITIES OF THE VAN KAMPEN
  CONVERTIBLE SECURITIES FUND.

  (3) THE VAN KAMPEN CONVERTIBLE SECURITIES FUND WILL INCUR A
  NON-RECURRING COST ASSOCIATED WITH THIS TRANSACTION OF
  APPROXIMATELY $175,000, OR $0.054 PER SHARE.

  (4) THE VAN KAMPEN HARBOR FUND ACCUMULATED NET REALIZED LOSS
  REPRESENTS ACCUMULATED DISTRIBUTIONS IN EXCESS OF NET REALIZED
  GAINS.

         VAN KAMPEN HARBOR FUND - VAN KAMPEN CONVERTIBLE SECURITIES FUND
                   PROFORMA CONDENSED STATEMENT OF OPERATIONS
                      For the Year Ended December 31, 1999
                                   (Unaudited)
                              Amounts in thousands

                                                                   Van Kampen          Van Kampen
                                                                     Harbor           Convertible
                                                                      FUND          SECURITIES FUND   ADJUSTMENTS     PROFORMA
                                                                   ----------       ---------------   -----------   ----------
INVESTMENT INCOME:
       Interest                                                      $9,748            $1,950                        $11,698
       Dividends                                                      7,678             1,316                          8,994
                                                                   ----------       ---------------   -----------   ----------
Total Income                                                         17,426             3,266              0          20,692
                                                                   ----------       ---------------   -----------   ----------


EXPENSES:
       INVESTMENT ADVISORY FEES                                       2,517               428                          2,945
       DISTRIBUTION (12B-1) AND SERVICE FEES (1)                      1,606                 0            215           1,821
       All Other Expenses (2)                                         1,131               231           (102)          1,260
                                                                   ----------       ---------------   -----------   ----------

Total Expenses                                                        5,254               659            113           6,026
       Less Credits Earned on Cash Balances                              39                 2              -              41
                                                                   ----------       ---------------   -----------   ----------

Net Expenses                                                          5,215               657            113           5,985
                                                                   ----------       ---------------   -----------   ----------


Net Investment Income                                               $12,211            $2,609          ($113)        $14,707
                                                                   ==========       ===============   ===========   ==========



REALIZED AND UNREALIZED GAIN/LOSS:
       REALIZED GAIN/LOSS ON INVESTMENTS                            $22,093            $1,895                        $23,988
       REALIZED GAIN/LOSS ON FUTURES                                  2,710               540                          3,250
       NET CHANGE IN UNREALIZED APPRECIATION/
            DEPRECIATION DURING THE PERIOD                          165,959            33,080                        199,039
                                                                   ----------       ---------------   -----------   ----------

Net Realized and Unrealized Gain                                   $190,762           $35,515             $0        $226,277
                                                                   ==========       ===============   ===========   ==========


Net Increase in Net Assets From Operations                         $202,973           $38,124          ($113)       $240,984
                                                                   ==========       ===============   ===========   ==========



       (1) REFLECTS THE ADDITION OF DISTRIBUTION (12B-1) AND SERVICE FEES ATTRIBUTABLE TO THE ADDITIONAL CLASS A SHARES ISSUED IN THE REORGANIZATION.

       (2) REFLECTS THE REDUCTION IN OTHER OPERATING EXPENSES AS A RESULT OF THE ELIMINATION OF CERTAIN DUPLICATIVE EXPENSES AND THE RESULT OF OPERATING A LARGER, MORE EFFICIENT FUND.


   VK Harbor       VK Convertible                                                                                       Proforma
     Fund          Securities Fund      Proforma                                                                      Market Value
  Par Amt (000)    Par Amt (000)      Par Amt (000)    Description                         Coupon      Maturity          (000)
------------------------------------------------------------------------------------------------------------------------------------
        *          Zero Coupon Bond

        ** The securities are classified by sectors which represent broad groupings of related industries.

       (a)         144A Securities are those exempt from registration under Rule
                   144A of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration which are normally transactions with qualified institutional buyers.

       (b) Non-income producing security as this stock currently does not declare dividends.

       (c)         Assets segregated as collateral for open futures.

        ACES-      Automatically convertible equity securities DECS- Debt
                   exchangeable for common stock, traded in shares LYON- Liquid Yield
                   Option Note
        PRIDES-    Preferred redeemable interest dividend equity security,
                   traded in shares QUIPS- Quarterly income preferred securities TIDES-
                   Term income deferrable equity securities
        TRACES-    Trust automatic common exchange securities


         VAN KAMPEN HARBOR FUND - VAN KAMPEN CONVERTIBLE SECURITIES FUND
             PROFORMA CONDENSED STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 1999
                                   (UNAUDITED)
                              AMOUNTS IN THOUSANDS


                                                  VAN KAMPEN           VAN KAMPEN
                                                    Harbor             Convertible
                                                    Fund             Securities Fund         Adjustments         Proforma
                                                  ----------         ---------------         -----------         ---------

  TOTAL INVESTMENTS (COST OF $371,764
       $69,031 AND $440,795, RESPECTIVELY)        $578,389               $108,333                                 $686,722
  Other Assets Less Liabilities                      9,238                  1,863                (175)              10,926
                                                  ----------         ---------------         -----------         ---------
  Net Assets                                      $587,627               $110,196               ($175)            $697,648
                                                  ----------         ---------------         -----------         ---------

  NET ASSETS CONSIST OF:
  CAPITAL                                         $383,812                $71,279                                 $455,091
  Net Unrealized Appreciation                      206,655                 39,307                                  245,962
  Accumulated Undistributed Net
       Investment Income                               474                    359                (175)                 658
  Accumulated Net Realized Loss (4)                 (3,314)                  (749)                                  (4,063)
                                                  ----------         ---------------         -----------         ---------
  Net Assets                                      $587,627               $110,196               ($175)            $697,648
                                                  ----------         ---------------         -----------         ---------

  CLASS A SHARES:
  NET ASSETS                                      $516,089               $110,196               ($175)            $626,110
  Shares Outstanding                                25,364                  3,242                                   30,770
                                                  ----------         ---------------                             ---------
  Net Asset Value Per Share                         $20.35                 $33.99                                   $20.35
                                                  ----------         ---------------                             ---------

  CLASS B SHARES:
  NET ASSETS                                       $62,496                    N/A                 N/A              $62,496
  Shares Outstanding                                 3,088                                                           3,088
                                                  ----------                                                     ---------
  Net Asset Value Per Share                         $20.24                                                          $20.24
                                                  ----------                                                     ---------

  CLASS C SHARES:
  NET ASSETS                                        $9,042                    N/A                 N/A               $9,042
  Shares Outstanding                                   444                                                             444
                                                  ----------                                                     ---------
  Net Asset Value Per Share                         $20.38                                                          $20.38
                                                  ----------                                                     ---------


  (1) THE PRO FORMA STATEMENTS ARE PRESENTED AS IF THE REORGANIZATION WAS EFFECTIVE DECEMBER 31, 1999. THE PRO FORMA STATEMENTS GIVE EFFECT TO THE PROPOSED EXCHANGE OF STOCK FOR ASSETS AND LIABILITIES WITH THE VAN KAMPEN HARBOR FUND BEING THE SURVIVING ENTITY. THE PROPOSED TRANSACTION WILL BE ACCOUNTED FOR IN ACCORDANCE WITH GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AS A TAX-FREE REORGANIZATION. THE HISTORICAL COST BASIS OF THE INVESTMENTS IS CARRIED OVER TO THE SURVIVING ENTITY.

  (2) THE PRO FORMA STATEMENTS PRESUME THE ISSUANCE BY THE VAN
  KAMPEN HARBOR FUND OF APPROXIMATELY 5,406,000 CLASS A SHARES IN
  EXCHANGE FOR THE ASSETS AND LIABILITIES OF THE VAN KAMPEN
  CONVERTIBLE SECURITIES FUND.

  (3) THE VAN KAMPEN CONVERTIBLE SECURITIES FUND WILL INCUR A
  NON-RECURRING COST ASSOCIATED WITH THIS TRANSACTION OF
  APPROXIMATELY $175,000, OR $0.054 PER SHARE.

  (4) THE VAN KAMPEN HARBOR FUND ACCUMULATED NET REALIZED LOSS
  REPRESENTS ACCUMULATED DISTRIBUTIONS IN EXCESS OF NET REALIZED
  GAINS.

         VAN KAMPEN HARBOR FUND - VAN KAMPEN CONVERTIBLE SECURITIES FUND
                   PROFORMA CONDENSED STATEMENT OF OPERATIONS
                      For the Year Ended December 31, 1999
                                   (Unaudited)
                              Amounts in thousands

                                                                   Van Kampen          Van Kampen
                                                                     HARBOR           CONVERTIBLE
                                                                      FUND          SECURITIES FUND   ADJUSTMENTS     PROFORMA
                                                                   ----------       ---------------   -----------   ----------
INVESTMENT INCOME:
       Interest                                                    $  9,748           $ 1,950                       $ 11,698
       Dividends                                                      7,678             1,316                          8,994
                                                                   ----------       ---------------   -----------   ----------
Total Income                                                         17,426             3,266              0          20,692
                                                                   ----------       ---------------   -----------   ----------


EXPENSES:
       INVESTMENT ADVISORY FEES                                       2,517               428                          2,945
       DISTRIBUTION (12B-1) AND SERVICE FEES (1)                      1,606                 0            215           1,821
       All Other Expenses (2)                                         1,131               231           (102)          1,260
                                                                   ----------       ---------------   -----------   ----------
Total Expenses                                                        5,254               659            113           6,026
       Less Credits Earned on Cash Balances                              39                 2              -              41
                                                                   ----------       ---------------   -----------   ----------
Net Expenses                                                          5,215               657            113           5,985
                                                                   ----------       ---------------   -----------   ----------

Net Investment Income                                              $ 12,211           $ 2,609          ($113)       $ 14,707
                                                                   ==========       ===============   ===========   ==========



REALIZED AND UNREALIZED GAIN/LOSS:
       REALIZED GAIN/LOSS ON INVESTMENTS                           $ 22,093           $ 1,895                       $ 23,988
       REALIZED GAIN/LOSS ON FUTURES                                  2,710               540                          3,250
       NET CHANGE IN UNREALIZED APPRECIATION/
            DEPRECIATION DURING THE PERIOD                          165,959            33,080                        199,039
                                                                   ----------       ---------------   -----------   ----------
Net Realized and Unrealized Gain                                   $190,762           $35,515           $  0        $226,277
                                                                   ==========       ===============   ===========   ==========

Net Increase in Net Assets From Operations                         $202,973           $38,124          ($113)       $240,984
                                                                   ==========       ===============   ===========   ==========




       (1) REFLECTS THE ADDITION OF DISTRIBUTION (12B-1) AND SERVICE FEES ATTRIBUTABLE TO THE ADDITIONAL CLASS A SHARES ISSUED IN THE REORGANIZATION.

       (2) REFLECTS THE REDUCTION IN OTHER OPERATING EXPENSES AS A RESULT OF THE ELIMINATION OF CERTAIN DUPLICATIVE EXPENSES AND THE RESULT OF OPERATING A LARGER, MORE EFFICIENT FUND.

                                     PART C

                             VAN KAMPEN HARBOR FUND
                               OTHER INFORMATION

ITEM 15. INDEMNIFICATION.

     Pursuant to Del. Code Ann. Title 12, Section 3817, a Delaware business trust may provide in its governing instrument for the indemnification of its officers and trustees from and against any and all claims and demands whatsoever.

     Reference is made to Article 8, Section 8.4 of the Registrant's Agreement and Declaration of Trust, as amended. Article 8; Section 8.4 of the Agreement and Declaration of Trust provides that each officer and trustee of the Registrant shall be indemnified by the Registrant against all liabilities incurred in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, in which the officer or trustee may be or may have been involved by reason of being or having been an officer or trustee, except that such indemnity shall not protect any such person against a liability to the Registrant or any shareholder thereof to which such person would otherwise be subject by reason of (i) not acting in good faith in the reasonable belief that such person's actions were not in the best interest of the Trust, (ii) willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office, or
(iii) for a criminal proceeding, not having a reasonable cause to believe that such conduct was unlawful (collectively "Disabling Conduct"). Absent a court determination that an officer or trustee seeking indemnification was not liable on the merits or guilty of Disabling Conduct in the conduct of such person's office, the decision by the Registrant to indemnify such person must be based upon the reasonable determination of independent legal counsel in a written opinion or a majority of a quorum of non-party independent trustees, after review of the facts, that such officer or trustee is not guilty of Disabling Conduct in the conduct of his or her office.

     The Registrant has purchased insurance on behalf of its officers and trustees protecting such persons from liability arising from their activities as officers or trustees of the Registrant. The insurance does not protect or purport to protect such persons from liability to the Registrant or to its shareholders to which such officer or trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office.

     Conditional advancing of indemnification monies may be made if the trustee or officer undertakes to repay the advance unless it is ultimately determined that there is reason to believe such person is entitled to the indemnification and only if the following conditions are met: (1) the trustee or officer provides a security for the undertaking; (2) the Registrant is insured against losses arising from lawful advances; or (3) a majority of a quorum of the Registrant's disinterested, non-party trustees, or an independent legal counsel in a written opinion, shall determine, based upon a review of readily available facts, that a recipient of the advance ultimately will be found entitled to indemnification.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "1933 Act") may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by the trustee, officer, or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

     Pursuant to Section 7 of the Distribution and Service Agreement, the Registrant agrees to indemnify and hold harmless Van Kampen Funds Inc. (the "Distributor") and each of its trustees and officers and each person if any, who controls the Distributor within the meaning of Section 15 of the 1933 Act against any loss, liability, claim, damages or expense (including the reasonable cost of investigating or defending any alleged loss, liability, claim, damages, or expense and reasonable counsel fees) arising by reason of any person acquiring any shares, based upon the ground that the Registration Statement, prospectus, shareholder reports or other information filed or made public by the Registrant (as from time to time amended) included an untrue statement of a material fact or omitted to state a material fact required to be stated or necessary in order to make the statements, in light of the circumstances, not misleading under the 1933 Act, or any other statute or the common law. The Registrant does not agree to indemnify the Distributor or hold it harmless to the extent that the statement or omission was made in reliance upon, and in conformity with, information furnished to the Registrant by or on behalf of the Distributor. In no case is the indemnity of the Registrant in favor of the Distributor or any person indemnified to be deemed to protect the Distributor or any person against any liability to the Fund or its security holders to which the Distributor or such person would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the agreement.

     Pursuant to the agreement by which Van Kampen Investor Services Inc. ("Investor Services") is appointed transfer agent of the Fund, the Registrant agrees to indemnify and hold Investor Services harmless against any losses, damages, costs, charges, payments, liabilities and expenses (including reasonable counsel fees) arising out of or attributable to:

     (1) the performance of Investor Services under the agreement provided that Investor Services acted in good faith with due diligence and without negligence or willful misconduct.

     (2) reliance by Investor Services on, or reasonable use by, Investor Services of information records and documents which have been prepared on behalf of, or have been furnished by, the Fund, or the carrying out by Investor Services of any instructions or requests of the Fund.

     (3) the offer or sale of the Fund's shares in violation of any federal or state law or regulation or ruling by any federal agency unless such violation results from any failure by Investor Services to comply with written instructions from the Fund that such offers or sales were not permitted under such law, rule or regulation.

     (4) the refusal of the Fund to comply with terms of the agreement, or the Fund's lack of good faith, negligence or willful misconduct or breach of any representation or warranty made by the Fund under the agreement provided that if the reason for such failure is attributable to any action of the Fund's investment adviser or distributor or any person providing accounting or legal services to the Fund, Investor Services only will be entitled to indemnification if such entity is otherwise entitled to the indemnification from the Fund.

ITEM 16. EXHIBITS.

           (1)(a)       First Amended and Restated Agreement and Declaration of
                        Trust(1)
              (b)       Certificate of Amendment(1)
              (c)       Second Certificate of Amendment(5)
              (d)       Amended and Restated Certificate of Designation(4)
              (e)       Second Amended and Restated Certificate of Designation(5)
           (2)          Amended and Restated Bylaws(1)
           (3)          Not applicable
           (4)          Agreement and Plan of Reorganization*
           (5)(a)       Class A Shares Speciman Share Certificate(2)
           (6)          Investment Advisory Agreement(4)
           (7)(a)       Distribution and Service Agreement(4)
              (b)       Form of Dealer Agreement(2)
              (c)       Form of Broker Fully Disclosed Selling Agreement(2)
              (d)       Form of Bank Fully Disclosed Selling Agreement(2)

           (8)(a)       Form of Trustee Deferred Compensation Plan(6)
              (b)       Form of Trustee Retirement Plan(6)
           (9)(a)       Custodian Agreement(3)
              (b)       Transfer Agency and Service Agreement(4)
          (10)(a)       Plan of Distribution Pursuant to Rule 12b-1(2)
               (b)      Form of Shareholder Assistance Agreement(2)
               (c)      Form of Administrative Services Agreement(2)
               (d)      Service Plan(2)
          (11)          Opinion of Skadden, Arps, Slate, Meagher & Flom
                        (Illinois)(2)
          (12)(a)       Tax Opinion of Skadden, Arps, Slate, Meagher & Flom
                        (Illinois)++
          (13)(a)       Data Services Agreement(2)
               (b)      Fund Accounting Agreement(4)
          (14)(a)       Consent of PricewaterhouseCoopers LLP+
               (b)      Consent of Ernst & Young LLP+
          (15)          Not applicable
          (16)          Power of Attorney+
          (17)          Form of Proxy Card+

---------------
(1) Incorporated herein by reference to Post-Effective Amendment No. 77 to Registrant's Registration Statement on Form N-1A, File Number 2-12685, filed April 24, 1996.

(2) Incorporated herein by reference to Post-Effective Amendment No. 78 to Registrant's Registration Statement on Form N-1A, File Number 2-12685, filed April 28, 1997.

(3) Incorporated herein by reference to Post-Effective Amendment No. 75 to Van Kampen American Capital Growth & Income Fund's Registration Statement on Form N-1A, File Number 2-21657, filed March 27, 1998.

(4) Incorporated herein by reference to Post-Effective Amendment No. 79 to Registrant's Registration Statement on Form N-1A, File Number 2-12685, filed April 28, 1998.

(5) Incorporated herein by reference to Post-Effective Amendment No. 80 to Registrant's Registration Statement on Form N-1A, File Number 2-12685, filed February 25, 1999.

(6) Incorporated herein by reference to Post-Effective Amendment No. 81 to Registrant's Registration Statement on Form N-1A, File Number 2-12685, filed April 29, 1999.

+ Filed herewith.

++ To be filed by amendment.

* Filed herewith as Appendix A to the Statement of Additional Information.

ITEM 17. UNDERTAKINGS

     (1) The undersigned registrant agrees that, if the Reorganization discussed in the registration statement closes, the registrant will file with the Securities and Exchange Commission by post-effective amendment an opinion of counsel supporting the tax matters discussed in the registration statement.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Oakbrook Terrace and State of Illinois, on May 19, 2000.

                                          VAN KAMPEN HARBOR FUND

                                          By:    /s/ A. THOMAS SMITH III
                                            ------------------------------------
                                                    A. Thomas Smith III
                                                Vice President and Secretary

     Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

                     SIGNATURES                                                TITLE
                     ----------                                                -----
Principal Executive Officer:

             /s/ RICHARD F. POWERS, III*                    Trustee and President
-----------------------------------------------------
               Richard F. Powers, III*

Principal Financial Officer:

                /s/ JOHN L. SULLIVAN*                       Vice President, Chief Financial Officer and
-----------------------------------------------------       Treasurer
                  John L. Sullivan

Trustees:

               /s/ J. MILES BRANAGAN*                       Trustee
-----------------------------------------------------
                  J. Miles Branagan

                /s/ JERRY D. CHOATE*                        Trustee
-----------------------------------------------------
                   Jerry D. Choate

               /s/ LINDA HUTTON HEAGY*                      Trustee
-----------------------------------------------------
                 Linda Hutton Heagy

                /s/ R. CRAIG KENNEDY*                       Trustee
-----------------------------------------------------
                  R. Craig Kennedy

                                                            Trustee
-----------------------------------------------------
                   Jack E. Nelson

                                                            Trustee
-----------------------------------------------------
                  Mitchell M. Merin

               /s/ PHILLIP B. ROONEY*                       Trustee
-----------------------------------------------------
                  Phillip B. Rooney

                 /s/ FERNANDO SISTO*                        Trustee
-----------------------------------------------------
                   Fernando Sisto

                /s/ WAYNE W. WHALEN*                        Trustee
-----------------------------------------------------
                   Wayne W. Whalen

               /s/ SUZANNE H. WOOLSEY*                      Trustee
-----------------------------------------------------
                 Suzanne H. Woolsey

* Signed by A. Thomas Smith III pursuant to a power of attorney filed herewith.

/s/ A. THOMAS SMITH III                                     May 19, 2000
-----------------------------------------------------
                 A. Thomas Smith III
                  Attorney-in-Fact

                       SCHEDULE OF EXHIBITS TO FORM N-14

EXHIBIT                              DESCRIPTION
-------                              -----------

14      (a)  Consent of PricewaterhouseCoopers LLP relating to Van Kampen
             Harbor Fund.
        (b)  Consent of Ernst & Young LLP relating to Van Kampen
             Convertible Securities Fund.
16           Power of Attorney
17           Form of Proxy Card.